FIDELITY


(registered trademark)
MICHIGAN
MUNICIPAL
FUNDS


ANNUAL REPORT
DECEMBER 31, 1995
CONTENTS



PRESIDENT'S MESSAGE                                             3     Ned Johnson on investing
                                                                      strategies.

FIDELITY MICHIGAN MUNICIPAL INCOME FUND
(FORMERLY FIDELITY MICHIGAN TAX-FREE HIGH YIELD PORTFOLIO)

 PERFORMANCE                                                    4     How the fund has done over time.

 FUND TALK                                                      7     The manager's review of fund
                                                                      performance, strategy and outlook.

 INVESTMENT CHANGES                                             10    A summary of major shifts in the
                                                                      fund's investments over the past six
                                                                      months
                                                                      and one year.

 INVESTMENTS                                                    11    A complete list of the fund's
                                                                      investments with their market
                                                                      values.

 FINANCIAL STATEMENTS                                           19    Statements of assets and liabilities,
                                                                      operations, and changes in net
                                                                      assets,
                                                                      as well as financial highlights.

FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
(FORMERLY FIDELITY MICHIGAN MUNICIPAL MONEY MARKET PORTFOLIO)

 PERFORMANCE                                                    23    How the fund has done over time.

 FUND TALK                                                      25    The manager's review of fund
                                                                      performance, strategy and outlook.

 INVESTMENT CHANGES                                             27    A summary of major shifts in the
                                                                      fund's investments over the past six
                                                                      months
                                                                      and one year.

 INVESTMENTS                                                    28    A complete list of the fund's
                                                                      investments with their market
                                                                      values.

 FINANCIAL STATEMENTS                                           32    Statements of assets and liabilities,
                                                                      operations, and changes in net
                                                                      assets,
                                                                      as well as financial highlights.

NOTES                                                           36    Notes to the financial statements.

REPORT OF INDEPENDENT
ACCOUNTANTS                                                     39    The auditors' opinion.



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
FIDELITY MICHIGAN MUNICIPAL INCOME FUND
(FORMERLY FIDELITY MICHIGAN TAX-FREE HIGH YIELD PORTFOLIO)



PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each figure includes changes in a fund's share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses, the past ten years total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995                 PAST 1   PAST 5   PAST 10
                                                YEAR     YEARS    YEARS

Fidelity Michigan Municipal Income Fund         15.41%   49.13%   125.96%

Lehman Brothers Municipal Bond Index            17.45%   52.61%   142.03%

Average Michigan Municipal Bond Fund            16.89%   50.16%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or ten years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond index - a broad gauge of the municipal bond market. To measure how the fund's performance stacked up against its peers, you can compare it to the average Michigan municipal bond fund, which reflects the performance of 40 Michigan municipal bond funds with similar objectives tracked by Lipper Analytical Services over the past year. Both benchmarks include reinvested dividends and capital gains, if any. Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995                 PAST 1   PAST 5   PAST 10
                                                YEAR     YEARS    YEARS

Fidelity Michigan Municipal Income Fund         15.41%   8.32%    8.49%

Lehman Brothers Municipal Bond Index            17.45%   8.82%    9.24%

Average Michigan Municipal Bond Fund            16.89%   8.47%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
              Michigan Tax FrLB Municipal Bon
     12/31/85       10000.00        10000.00
     01/31/86       10448.92        10589.00
     02/28/86       10879.66        11008.96
     03/31/86       10965.67        11012.48
     04/30/86       10961.20        11020.85
     05/31/86       10768.49        10841.43
     06/30/86       10857.37        10944.86
     07/31/86       10942.97        11011.30
     08/31/86       11467.13        11504.27
     09/30/86       11483.00        11533.15
     10/31/86       11713.01        11732.32
     11/30/86       11930.85        11964.74
     12/31/86       11903.19        11931.72
     01/31/87       12244.95        12290.98
     02/28/87       12365.82        12351.45
     03/31/87       12233.00        12220.53
     04/30/87       11336.39        11607.30
     05/31/87       11200.78        11549.73
     06/30/87       11429.08        11888.83
     07/31/87       11615.10        12010.10
     08/31/87       11641.19        12037.12
     09/30/87       11062.18        11593.31
     10/31/87       11134.49        11634.35
     11/30/87       11372.55        11938.12
     12/31/87       11568.89        12111.35
     01/31/88       12080.72        12542.75
     02/29/88       12230.94        12675.33
     03/31/88       11949.15        12527.66
     04/30/88       11998.77        12622.87
     05/31/88       12072.04        12586.39
     06/30/88       12295.87        12770.53
     07/31/88       12403.20        12853.79
     08/31/88       12465.13        12865.11
     09/30/88       12680.86        13097.96
     10/31/88       12945.89        13329.14
     11/30/88       12841.20        13207.05
     12/31/88       13074.51        13342.16
     01/31/89       13261.47        13618.07
     02/28/89       13180.51        13462.69
     03/31/89       13185.41        13430.51
     04/30/89       13571.52        13749.35
     05/31/89       13849.15        14034.93
     06/30/89       14027.68        14225.52
     07/31/89       14156.79        14419.13
     08/31/89       14045.91        14277.97
     09/30/89       14013.35        14235.42
     10/31/89       14154.83        14409.52
     11/30/89       14351.02        14661.69
     12/31/89       14410.05        14781.62
     01/31/90       14321.18        14711.70
     02/28/90       14443.24        14843.37
     03/31/90       14437.35        14847.83
     04/30/90       14188.18        14740.33
     05/31/90       14524.70        15062.11
     06/30/90       14649.05        15194.50
     07/31/90       14854.67        15418.62
     08/31/90       14629.91        15194.74
     09/30/90       14702.82        15203.41
     10/31/90       14842.12        15479.20
     11/30/90       15132.75        15790.48
     12/31/90       15151.97        15859.17
     01/31/91       15295.94        16072.00
     02/28/91       15410.30        16211.83
     03/31/91       15440.83        16217.66
     04/30/91       15697.21        16434.17
     05/31/91       15769.35        16580.27
     06/30/91       15746.06        16563.85
     07/31/91       15994.48        16765.60
     08/31/91       16186.67        16986.41
     09/30/91       16364.35        17207.57
     10/31/91       16542.44        17362.44
     11/30/91       16603.33        17410.88
     12/31/91       16975.83        17784.51
     01/31/92       17037.30        17825.06
     02/29/92       17065.74        17830.77
     03/31/92       17085.10        17837.36
     04/30/92       17236.53        17996.12
     05/31/92       17423.29        18207.93
     06/30/92       17729.17        18513.46
     07/31/92       18376.47        19068.49
     08/31/92       18117.00        18882.58
     09/30/92       18240.01        19006.07
     10/31/92       17931.79        18819.24
     11/30/92       18370.41        19156.29
     12/31/92       18594.69        19351.88
     01/31/93       18867.23        19576.94
     02/28/93       19625.60        20285.04
     03/31/93       19401.60        20070.62
     04/30/93       19608.72        20273.14
     05/31/93       19739.39        20387.07
     06/30/93       20078.32        20727.33
     07/31/93       20063.51        20754.49
     08/31/93       20539.07        21186.59
     09/30/93       20798.92        21427.91
     10/31/93       20830.55        21469.26
     11/30/93       20694.65        21280.12
     12/31/93       21166.55        21729.34
     01/31/94       21454.03        21977.49
     02/28/94       20834.49        21408.28
     03/31/94       19892.67        20536.53
     04/30/94       19991.48        20710.68
     05/31/94       20093.80        20890.24
     06/30/94       20034.79        20762.60
     07/31/94       20387.86        21143.18
     08/31/94       20438.36        21216.34
     09/30/94       20162.28        20904.88
     10/31/94       19744.13        20533.61
     11/30/94       19122.57        20162.36
     12/31/94       19578.04        20606.14
     01/31/95       20167.01        21195.06
     02/28/95       20748.26        21811.41
     03/31/95       20575.63        22062.03
     04/30/95       20615.48        22088.06
     05/31/95       21280.14        22792.89
     06/30/95       21033.05        22593.45
     07/31/95       21167.38        22807.64
     08/31/95       21453.59        23096.84
     09/30/95       21619.60        23243.04
     10/31/95       21942.98        23580.99
     11/30/95       22362.89        23972.20
     12/31/95       22595.63        24202.58

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Michigan Municipal Income Fund on December 31, 1985. As the chart shows, by December 31, 1995, the value of your investment would have grown to $22,596 - a 125.96% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond index did over the same period. With dividends reinvested, the same $10,000 would have grown to $24,203 - a 142.03% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no
guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS


                                YEARS ENDED DECEMBER 31,

                                1995   1994   1993   1992   1991

Dividend return                 6.15%  5.40%  6.28%  6.72%  7.26%

Capital appreciation return     9.26% -12.90% 7.55%  2.82%  4.78%

Total return  15.41% -7.50% 13.83% 9.54% 12.04%
DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1995          PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.96(cents)   29.01(cents)   61.15(cents)

Annualized dividend rate                 5.07%         5.12%          5.49%

30-day annualized yield                  4.79%         -              -

30-day annualized tax-equivalent yield   7.83%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.51 over the past month, $11.24 over the past six months and $11.13 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 38.82% combined effective 1995 federal and state tax bracket, but does not reflect payment of the alternative minimum tax if applicable. FIDELITY MICHIGAN MUNICIPAL INCOME FUND
(FORMERLY FIDELITY MICHIGAN TAX-FREE HIGH YIELD PORTFOLIO)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
In sharp contrast to much of
1994, the municipal bond
market posted strong returns for
the 12 months ended December
31, 1995. For the period, the
Lehman Brothers Municipal
Bond Index - a broad measure
of the tax-free market - had a
total return of 17.45%. By
comparison, the Lehman
Brothers Aggregate Bond Index
- a proxy for investment-grade
taxable bonds - had a total
return of 18.47%. Tax-free
bonds kicked off 1995 by
surging ahead of their taxable
counterparts in the first quarter
on signs of a slowing economy
and tamer inflation expectations.
By spring, however, the muni
bond market began to
underperform U.S. Treasury
securities when Congress
began consideration of tax-code
changes, some of which
threatened the tax-exempt
status of municipal securities.
This threat of tax reform
dampened enthusiasm in the
municipal bond market, stalling
the rally and helping shorter
maturity bonds to outperform
their longer counterparts
throughout the spring and
summer months. By the fourth
quarter, historically attractive
valuations relative to Treasuries,
continued low issuance, and
stronger demand from insurance
companies and retail buyers
helped longer-term tax-free
bonds rebound.
An interview with Maureen Newman, Portfolio Manager of Fidelity Michigan Municipal Income Fund
Q. MAUREEN, HOW DID THE FUND PERFORM?
A. For the 12-month period ended December 31, 1995, the fund had a total return of 15.41%. For the same period, the average Michigan municipal fund, as tracked by Lipper Analytical Services, returned 16.89%.
Q. WHY DID THE FUND UNDERPERFORM THE AVERAGE?
A. Most of the fund's underperformance can be attributed to problems with one Detroit hospital system. Michigan Healthcare - which represented approximately 1.6% of the fund's total investments as of December 31, 1995
- filed for bankruptcy in the spring. An independent pricing service, in determining the current price of these bonds, already has taken into account this credit development. Fidelity is dedicating significant resources in an effort to maximize current value.
Q. HOW DID THE FUND'S OTHER HEALTH CARE HOLDINGS FARE?
A. They were up, but not as much as other sectors. Health care bonds generally lag other types of bonds when the maret rallies. Additionally, proposed Medicare and Medicaid cutbacks caused some concern since many Michigan hospitals are highly dependent on these government-sponsored reimbursements. Given the uncertain climate, I sold some health care bonds that I thought were more vulnerable to heightened competition and reduced government payments. However, I kept some hospitals which I believe have good management and good market positions.
Q. WHAT STRATEGIES WORKED WELL?
A. The demand for lower-quality, higher-yielding securities increased throughout the year. The economic recovery helped to make many investors less wary of lower-quality bonds. As municipal bond yields declined, many investors sought out lower-quality securities as a way to boost their level of income. The increase in demand caused by these factors caused credit spreads to tighten, and the yield differential between lower- and higher-quality securities narrowed, or diminished. I took advantage of this opportunity by significantly upgrading the overall credit quality of the fund by reducing the fund's exposure to health care bonds, many of which carried lower credit quality ratings. I reinvested some of that money in general obligation bonds and essential service revenue bonds. Because the yield spread was tight, I wasn't forced to give up much extra income to make the fund more focused on higher-quality issues.
Q. WHAT OTHER CHANGES HAVE YOU MADE?
A. During the year the yield curve flattened, meaning that yields on longer-maturity bonds fell more than yields on shorter-maturity bonds. I sold some longer-maturity bonds that had performed well during the flattening process and bought intermediate, non-callable bonds. Since the yield curve was flat, I didn't have to give up much yield to move into intermediate maturities.
Q. WHAT WAS THE ATTRACTION TO SCHOOL DISTRICT BONDS, WHICH FALL UNDER THE CATEGORY OF LOCAL GENERAL OBLIGATION (GO) BONDS?
A. State-wide school aid reform reduced local property taxes earmarked for school operations. Because of these reduced tax rates, local taxpayers appear more willing to approve property tax increases to fund school construction projects. As school districts issued bonds recently to fund those projects, I purchased these securities - many of which were issued with non-callable intermediate maturities. The school district bonds I bought are guaranteed by the State School Bond Loan Fund, which requires the state to appropriate money to meet debt service payments if the school district is unable to do so. In addition to this guarantee, most of the school district bonds are insured by a municipal bond insurance company. School district bonds offered attractive yields relative to other bonds of comparable credit quality and provide good value to the fund.
Q. THERE WAS A CHANGE TO THE FUND'S INVESTMENT POLICY RECENTLY ...
A. Yes, the fund is now permitted to buy any amount of municipal securities subject to the alternative minimum tax (AMT). The removal of the AMT restriction allows me more latitude in selecting specific securities. Instead of being constrained to specific sectors, I will be able to focus on all marketplace opportunities - including areas dominated by AMT securities, such as student loans and airports.
Q. WHAT'S YOUR OUTLOOK?
A. I expect tax-reform discussions may cause further volatility in the market as we head into the presidential election year. I also expect the supply of municipal bonds to continue to be light. The budget situation in Washington is still a question mark and municipal bond yields are at historically low levels. In light of that, it's difficult to determine what type of returns the municipal bond market will enjoy in 1996.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income for Michigan residents
by investing in longer-term,
investment-grade municipal
securities whose interest is free
from federal income tax and
Michigan income tax
START DATE: November 12,
1985
SIZE: as of December 31,
1995, more than $491 million
MANAGER: Maureen Newman,
since 1994; manager, Spartan
Florida Municipal Income,
Spartan New Jersey Municipal
Income, since October 1995;
Spartan Connecticut Municipal
Income, since 1994, Spartan
Aggressive Municipal; and
Spartan Arizona Municipal
Income Funds from 1994 to
1995; joined Fidelity in 1985
(checkmark)

MAUREEN NEWMAN ON THE
MICHIGAN ECONOMY:
"Michigan's economy
experienced a strong
economic recovery so far in
this decade, and is still quite
strong. Job growth has been
concentrated in the service
sector, rather than the
manufacturing sector, which
has helped to make the state
less sensitive to economic
cycles. Even within the
manufacturing sector, some
of the job growth has been in
research and development,
rather than production. While
auto production is expected to
be lower in 1996 than 1995,
the state should be able to
withstand some slowdown.
"The State's fiscal situation is
very strong right now with
more than
$1 billion in the Rainy Day
Fund. Higher tax collections
at the state level, due to the
strength of the economy and
school aid reform, have
resulted in total revenues
running over constitutional
limits. As a result, the state is
refunding more than $100
million to taxpayers in early
1996, which could serve as a
further boon to the economy."
(solid bullet)  The portfolio was
underweighted in state
general obligation bonds, but
overweighted in local general
obligation bonds, relative to
the overall Michigan bond
market as represented by the
Lehman Brothers Michigan
index. This reflected the
manager's belief that local
school district bonds, which
are categorized as local
general obligation bonds,
offered good value.
FIDELITY MICHIGAN MUNICIPAL INCOME FUND
(FORMERLY FIDELITY MICHIGAN TAX-FREE HIGH YIELD PORTFOLIO)



INVESTMENT CHANGES


TOP FIVE SECTORS AS OF DECEMBER 31, 1995
                       % OF FUND'S    % OF FUND'S
                       INVESTMENTS    INVESTMENTS
                                      IN THESE SECTORS
                                      6 MONTHS AGO

Health Care            17.3           23.3

General Obligation     17.0           13.3

Electric Revenue       14.2           11.7

Water & Sewer          9.4            9.8

Escrowed/Prerefunded   9.4            8.6

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1995
               6 MONTHS AGO

Years   16.2   16.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1995
              6 MONTHS AGO

Years   8.0   8.0

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1995 AS OF JUNE 30, 1995
Aaa 46.7%
Aa, A 30.9%
Baa 14.1%
Ba, B 0.0%
Caa 1.1%
Non-rated 3.5%
Short-term investments 3.7%
Aaa 39.1%
Aa, A 28.7%
Baa 18.2%
Ba, B 4.3%
Caa 1.1%
Non-rated 7.3%
Short-term investments 1.3%
Row: 1, Col: 1, Value: 46.7
Row: 1, Col: 2, Value: 30.9
Row: 1, Col: 3, Value: 14.1
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 2.1
Row: 1, Col: 6, Value: 3.5
Row: 1, Col: 7, Value: 3.7
Row: 1, Col: 1, Value: 39.1
Row: 1, Col: 2, Value: 28.7
Row: 1, Col: 3, Value: 18.2
Row: 1, Col: 4, Value: 4.3
Row: 1, Col: 5, Value: 1.1
Row: 1, Col: 6, Value: 7.3
Row: 1, Col: 7, Value: 1.3
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW ACCOUNT FOR 1.2% AND 5.2% OF THE FUND'S INVESTMENTS AT DECEMBER 31, 1995, AND JUNE 30, 1995, RESPECTIVELY. FIDELITY MICHIGAN MUNICIPAL INCOME FUND
(FORMERLY FIDELITY MICHIGAN TAX-FREE HIGH YIELD PORTFOLIO)

INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investments


MUNICIPAL BONDS - 96.3%
                                  MOODY'S RATINGS  PRINCIPAL    VALUE
                                  UNAUDITED)(C)    AMOUNT       (NOTE 1)
MICHIGAN - 91.2%
Brighton Area School Dist. Rfdg.
(Livingston County)
Series II, 0% 5/1/15 (AMBAC Insured)  Aaa          $ 12,950,000 $ 4,483,938
Brighton, Livingston County Wtr.
Supply Sys. Ltd. Tax:
 5.25% 11/1/08                        A                 200,000  200,250
 5.25% 11/1/09                        A                 200,000  198,500
Clinton Township Bldg. Auth.
4.75% 11/1/10
(AMBAC Insured)                       Aaa             2,810,000   2,641,400
Clintondale Commty. Schools 5.50%
5/1/15                                 Aa             2,205,000   2,199,488
Comstock Pub. Schools (Cap. Appreciation) 0%
5/1/05 (CGIC Insured)                 Aaa  1,300,000  822,250
Dearborn School Dist. Unltd. Tax 5% 5/1/10
(MBIA Insured)  Aaa  1,415,000  1,379,625
Dearborn Swr. Disp. Sys. Rev.:
 Series A, 5.10% 4/1/12 (MBIA Insured)  Aaa  1,625,000  1,598,594
 6.50% 4/1/03 (MBIA Insured)  Aaa  1,030,000  1,143,300
 6.50% 4/1/04 (MBIA Insured)  Aaa  1,095,000  1,220,925
Detroit City School Dist. Rfdg. 5.125% 5/1/07  Aa  1,000,000  1,007,500
Detroit Convention Facs. Rev. Rfdg.
(Cobo Hall Expansion Proj.):
  5.25% 9/30/07  A  6,500,000  6,435,000
  5.25% 9/30/12  A  8,500,000  7,990,000
Detroit Econ. Dev. Corp. Ltd. Oblig. Rev.
(Michigan Health Care Corp. Proj.)
9.10% 12/1/09 (e)  -  3,790,000  1,440,200
Detroit Gen. Oblig. Rfdg. (Distributable State Aid):
 5.20% 5/1/07 (AMBAC Insured)  Aaa  4,000,000  4,025,000
 5.25% 5/1/08 (AMBAC Insured)  Aaa  7,000,000  7,043,750
 5.25% 5/1/09 (AMBAC Insured)  Aaa  4,500,000  4,488,750
Detroit Hosp. Fin. Auth. Facs. Rev. (Michigan
Healthcare Corp. Proj.) 10% 12/1/20 (e)  Caa  14,590,000  5,544,200
Detroit Swr. Disp. Rev.:
 6% 7/1/05 (MBIA Insured)  Aaa  1,885,000  2,075,856
 5.70% 7/1/23 (FGIC Insured)  Aaa  18,000,000  18,292,500
Detroit Wtr. Supply Sys. Rev. Rfdg.:
 6.25% 7/1/12 (FGIC Insured)  Aaa  1,000,000  1,082,500
 6.50% 7/1/15 (FGIC Insured)  Aaa  16,000,000  18,440,000
Ferndale School Dist. Rfdg.:
 6% 5/1/07 (FGIC Insured)  Aaa  1,250,000  1,357,813
 6% 5/1/08 (FGIC Insured)  Aaa  1,300,000  1,407,250
 6% 5/1/09 (FGIC Insured)  Aaa  1,300,000  1,400,750
Flint Hosp. Bldg. Auth. Rev. (Hurley Med. Ctr.) :
 Rfdg. 9.50% 7/1/06  Baa  5,670,000  5,850,193
 6.50% 7/1/20  Baa  5,570,000  5,611,775
Forest Hills Pub. Schools Gen. Oblig. Unltd. Tax
7.375% 5/1/15
(Pre-Refunded to 5/1/00 @ 101)(d)  Aa  2,000,000  2,260,000
Fraser Bldg. Auth. Ltd. Tax 5% 11/1/18  Baa1  1,000,000  892,500
Grand Haven Elec. Rev. Rfdg. 5.25% 7/1/16
(MBIA Insured)  Aaa  6,855,000  6,777,881
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Grand Valley Univ. Rev.:
 Rfdg. 5.15% 101/09 (AMBAC Insured)  Aaa $ 2,750,000 $ 2,722,500
 7.875% 10/1/08  A  1,000,000  1,115,000
Greater Detroit Resources Recovery Auth. Rev.:
 Series C, 9.25% 12/13/08  BBB-  6,490,000  6,700,925
 Series G, 9.25% 12/13/08  BBB-  3,000,000  3,097,500
 Series H, 9.25% 12/13/08  BBB-  3,550,000  3,665,375
Gull Lake Commty. School Dist.
(Cap. Appreciation) 0% 5/1/13,
(FGIC Insured)  Aaa  3,000,000  1,181,250
Harbor Springs Pub. School Bldg. Unltd. Tax:
 0% 5/1/11 (AMBAC Insured)  Aaa  1,280,000  550,400
 0% 5/1/12 (AMBAC Insured)  Aaa  1,390,000  571,638
 0% 5/1/13 (AMBAC Insured)  Aaa  1,455,000  561,994
Holly Area School Dist.:
 6.625% 5/1/03 (FGIC Insured)  Aaa  1,225,000  1,378,125
 6.625% 5/1/06 (FGIC Insured)  Aaa  1,150,000  1,305,250
Howell Pub. Schools Unltd. Tax Rfdg.
(Cap. Appreciation):
  0% 5/1/10 (AMBAC Insured)  Aaa  1,130,000  519,800
  0% 5/1/11 (AMBAC Insured)  Aaa  1,800,000  778,500
  0% 5/1/12 (AMBAC Insured)  Aaa  1,255,000  514,550
  0% 5/1/13 (AMBAC Insured)  Aaa  1,000,000  387,500
  0% 5/1/14 (AMBAC Insured)  Aaa  1,000,000  366,250
  0% 5/1/15 (AMBAC Insured)  Aaa  1,600,000  550,000
Huron Valley School Dist. Gen. Oblig. Unltd. Tax
 Rfdg. (Cap. Appreciation) 0% 5/1/11
 (FGIC Insured)  Aaa  5,830,000  2,536,050
 7.10% 5/1/08
 (Pre-Refunded to 5/1/01 @ 102)(d)  A1  2,500,000  2,862,500
Imlay City Commty. School Dist. Rfdg.
(Cap. Appreciation) 0% 5/1/06
(FGIC Insured)  Aaa  1,375,000  825,000
Kalamazoo City School Dist. Unltd. Tax
(School Bldg. & Site) 0% 5/1/07  Aa  1,195,000  672,188
Kent County Refuse Disp. Sys. Ltd. Tax Rfdg.
8.40% 11/1/10  A1  2,000,000  2,157,500
Kent Hosp. Fin. Auth. Rev. Rfdg. (Butterworth
Hospital) Series A, 7.25% 1/15/13  A1  3,685,000  4,495,700
Lansing Bldg. Auth. Rev. (Deferred Interest):
 0% 6/1/10 (AMBAC Insured)  Aaa  2,500,000  1,140,625
 0% 6/1/12 (AMBAC Insured)  Aaa  3,000,000  1,211,250
Lowell Area Schools Unltd. Tax
(Cap. Appreciation) 0% 5/1/15
(FGIC Insured)
(Pre-Refunded to 5/1/05 @ 49)(d)  Aaa  11,375,000  3,554,688
Marquette City Hosp. Fin. Auth. Rev. Rfdg.
(Marquette Gen. Hosp.) Series C:
  7.50% 4/1/07  A  1,000,000  1,085,000
  7.50% 4/1/19  A  1,190,000  1,280,738
Mason Pub. Schools Dist. 6.50% 5/1/05
(FGIC Insured)  Aaa  1,200,000  1,348,500
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Michigan Bldg. Auth. Rev.:
 Rfdg. Series I:
  6% 10/1/00  A1 $ 1,375,000 $ 1,478,125
  6.25% 10/1/20  A1  1,500,000  1,573,125
  (Cap. Appreciation) (Chippewa Correctional)
 Series I, 0% 10/1/00
  (Escrowed to Maturity)(d)  Aaa  2,275,000  1,859,813
 (Cap. Appreciation) (Detroit Regional) Series I (d):
  0% 10/1/99 (Escrowed to Maturity)  Aaa  2,000,000  1,712,500
  0% 10/1/01 (Escrowed to Maturity)  Aaa  1,000,000  780,000
  0% 10/1/02 (Escrowed to Maturity)  Aaa  2,000,000  1,475,000
  0% 10/1/04 (Escrowed to Maturity)  A  8,120,000  5,420,100
 Series II, 6.75% 10/1/11  A1  1,000,000  1,100,000
Michigan Comprehensive Trans. Rev. Rfdg.:
 Series II, 7.625% 5/1/11  A1  2,145,000  2,330,006
 Series B, 5.75% 5/15/04  A1  1,275,000  1,365,844
Michigan Gen. Oblig.:
 (College Savings) 0% 8/1/01  Aa  1,045,000  811,181
 (Envir. Protection Prog.):
  5.50% 11/1/05  Aa  5,000,000  5,362,500
  6.25% 11/1/08  Aa  3,000,000  3,348,750
Michigan Hosp. Fin. Auth. Rev.:
 Rfdg.:
  (Bay Med. Ctr.) Series A, 8.25%
  7/1/12  Baa1  3,000,000  3,315,000
  (Detroit Medical Center Sys.):
   Series A:
    6.50% 8/15/18  A  4,000,000  4,150,000
    6.375% 8/15/09  A  1,000,000  1,048,750
   Series B, 5.50% 8/15/23  A  5,000,000  4,743,750
  (McLaren Obligated Group)
  Series A, 5.375% 10/15/13  A1  4,280,000  4,167,650
  (Pontiac Osteopathic Hosp.) Series A:
   6% 2/1/14  Baa1  3,600,000  3,402,000
   6% 2/1/24  Baa1  3,500,000  3,224,375
  (Port Huron Hosp.) Series A:
   7.50% 7/1/05
   (Pre-Refunded to 7/1/96 @ 102)(d)  Baa  1,000,000  1,038,230
   7.625% 7/1/15
   (Pre-Refunded to 7/1/96 @ 102)(d)  Baa  3,780,000  3,926,777
  (Sinai Hosp. of Detroit)
  7% 1/1/03 (FGIC Insured)
  (Pre-Refunded to 1/1/97 @ 102)(d)  Aaa  1,000,000  1,050,620
  (Sisters of Mercy Health Corp.)
  5.375% 8/15/14 (MBIA Insured)  Aaa  9,950,000  10,111,688
 (Crittenton Hosp.) 5.25% 3/1/14  A1  4,620,000  4,394,775
 (Daughters of Charity Health Sys.)
 5.50% 11/1/05  Aa  1,745,000  1,806,075
 (Daughters of Charity) (Providence Hosp.)
 7% 11/1/21  Aa  1,000,000  1,087,500
 (Presbyterian Villages):
  6.40% 1/1/15  -  1,000,000  985,000
  6.50% 1/1/25  -  1,225,000  1,205,094
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Michigan Hsg. Dev. Auth. Rental Hsg. Rev.
 Series B:
  5.80% 4/1/19  A+ $ 4,650,000 $ 4,661,625
  7.55% 4/1/23  A+  4,750,000  5,076,563
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
 Series A:
  6.80% 12/1/16  AA+  8,000,000  8,610,000
  7.70% 12/1/16  AA+  2,490,000  2,626,950
 Series C:
  5.95% 12/1/14  AA+  2,500,000  2,578,125
  6% 12/1/16  AA+  2,500,000  2,578,125
Michigan Muni. Bond Auth. Rev. Rfdg.
(Local Gov't. Loan Prog.):
  Rfdg. Series A:
   0% 12/1/04 (FGIC Insured)  Aaa  2,000,000  1,295,000
   0% 12/1/05 (FGIC Insured)  Aaa  1,855,000  1,131,550
   0% 12/1/06 (FGIC Insured)  Aaa  5,000,000  2,906,250
   0% 12/1/07 (FGIC Insured)  Aaa  1,000,000  543,750
   4.75% 12/1/09 (FGIC Insured)  Aaa  6,000,000  5,655,000
  Group 9, 8.75% 11/1/17  A  500,000  536,875
  Group 19, 7.50% 11/1/09 (AMBAC Insured)  Aaa  1,000,000  1,093,750
  Series G, 6.20% 5/1/04 (AMBAC Insured)  Aaa  1,000,000  1,106,250
  (Wayne County Proj.) Series A,
  7% 12/1/09 (FGIC Insured)
  (Pre-Refunded to 6/1/00 @ 102)(d)  Aaa  5,750,000  6,490,313
Michigan Pub. Pwr. Agcy. Rev. Rfdg. (Belle River Proj.):
 Series A, 5.25% 1/1/18  A1  7,500,000  7,275,000
 Series B, 5% 1/1/19  A1  15,500,000  14,511,875
Michigan South Central Pwr. Agcy. Pwr.
Supply Sys. Rev. Rfdg.:
  5.90% 11/1/06 (MBIA Insured)  Aaa  3,000,000  3,262,500
  5% 11/1/09 (AMBAC Insured)  Aaa  1,675,000  1,628,938
  6.75% 11/1/10  Baa1  2,000,000  2,135,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
 Rfdg.:
  (Detroit Edison Co. Proj.):
   Series AA, 6.40% 9/1/25 (MBIA Insured)  Aaa  5,000,000  5,418,750
   Series BB:
    7% 7/15/08 (MBIA Insured)  Aaa  2,000,000  2,367,500
    6.50% 2/15/16 (FGIC Insured)  Aaa  1,250,000  1,339,063
    7% 5/1/21 (AMBAC Insured)  Aaa  8,500,000  10,571,875
  (Envir. Research Institute):
   6.25% 8/15/06  A-  2,660,000  2,832,900
   8.125% 10/1/14  -  8,805,000  10,026,694
  (Ford Co. Proj.) Series A, 7.10%
  2/1/06  A1  4,000,000  4,650,000
  (General Motors Corp.) 6.20%
  9/1/20  A3  1,500,000  1,560,000
 (Envir. Research Institute) 6.375% 8/15/12  A-  2,000,000  2,117,500
 (Gladwin Pines Nursing Home Proj.)
 (Midland Hosp. Ctr.) 8.75% 1/1/08  A-  1,640,000  1,773,250
 (Michigan Health Care Corp. Proj.)
 9.10% 12/1/14 (e)  -  1,830,000  695,400
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Michigan Trunk Line Series A:
 5.75% 10/1/04  A1 $ 2,245,000 $ 2,393,731
 5.80% 11/15/24 (FGIC Insured)  Aaa  13,120,000  13,398,800
Mona Shores School Dist. School Bldg. & Site Rev.
6.75% 5/1/10 (FGIC Insured)  Aaa  2,220,000  2,569,650
Monroe County Econ. Dev. Corp. Ltd. Oblig. Rev.
Rfdg. (Detroit Edison Co.) Series AA, 6.95%
9/1/22 (FGIC Insured)  Aaa  1,000,000  1,235,000
Monroe County Poll. Cont. Rev. (Detroit Edison
Proj.) Series CC, 7.50% 12/1/19
(AMBAC Insured)  Aaa  5,000,000  5,593,750
Okemos Pub. School Dist. Rfdg.:
 0% 5/1/12 (MBIA Insured)  Aaa  2,500,000  1,043,750
 0% 5/1/13 (MBIA Insured)  Aaa  1,700,000  667,250
Pontiac Hosp. Fin. Auth. Rev. (North Oakland
Med. Ctr. Obligated Group) 6%
8/1/18  Baa  2,700,000  2,443,500
Pontiac Stadium Bldg. Auth. Rev. 6.60%
3/1/03  Baa  1,145,000  1,169,263
Port Huron Area School Dist. Unltd. Tax
(Cap. Appreciation) (School Bldg. & Site)
0% 5/1/08  A1  1,975,000  1,036,875
Rochester Community School Dist. Unltd.
Tax Rfdg. 5.625% 5/1/11 (FGIC Insured)  Aaa  1,000,000  1,045,000
Romulus Commty. Schools (Cap. Appreciation)
Series I, 0% 5/1/06 (FSA Insured)  Aaa  3,610,000  2,166,000
Romulus Township School Dist. (Cap. Appreciation)
0% 5/1/20 (FGIC Insured)  Aaa  1,390,000  357,925
Royal Oak City School Dist. Unltd. Tax 0%
5/1/05 (AMBAC Insured)  Aaa  3,000,000  1,908,750
Royal Oak Hosp. Fin. Auth. Hosp. Rev.
(William Beaumont Hosp.)
Series C, 7.375% 1/1/20
(Pre-Refunded to 1/1/99 @ 102)(d)  Aaa  4,070,000  4,512,613
Saline Area Schools 6% 5/1/08
(FGIC Insured)  Aaa  2,540,000  2,781,300
St. Clair Shores Econ. Dev. Corp. Ltd. Oblig. Rev.
(Bon Secours Health Sys.) Series B, 7.50%
9/1/15  A  2,000,000  2,195,000
St. John's Pub. Schools 6.50% 5/1/07
(FGIC Insured)  Aaa  1,400,000  1,587,250
Tawas City Hosp. Fin. Auth. Hosp. Rev.
(St. Joseph Hosp. Proj.) Series A, 8.50%
3/15/12  -  2,400,000  2,501,616
Troy City School Dist.
7% 5/1/05 (AMBAC Insured)
(Pre-Refunded to 5/1/00 @ 102)(d)  Aaa  2,100,000  2,365,125
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Univ. of Michigan Hosp. Rev.
Series 1990, 7% 12/1/21
(Pre-Refunded to 12/1/00 @ 102)(d)  Aa $ 1,000,000 $ 1,137,500
Univ. of Michigan Rev. Rfdg. (Parking Sys.)
Series A, 5% 6/1/15  Aa1  2,125,000  2,098,438
Vicksburg Commty. Schools
7% 5/1/07 (MBIA Insured)
(Pre-Refunded to 5/1/01 @ 102)(d)  Aaa  2,250,000  2,573,438
Wayne Charter County Arpt. Rev.
(Subordinated Lien Detroit Metropolitan Arpt.):
  Rfdg. Series C, 5.25% 12/1/13
  (MBIA Insured)  Aaa  2,000,000  1,960,000
  Series B, 6.875% 12/1/11
  (MBIA Insured) (b)  Aaa  1,500,000  1,635,000
Wayne County Bldg. Auth. Ltd. Tax
Series A, 8% 3/1/17
(Pre-Refunded to 3/1/02 @ 102)(d)  A  2,250,000  2,702,813
West Ottawa Pub. School Dist. Unltd. Tax Gen.
Oblig. (Cap. Appreciation) 0% 5/1/06
(MBIA Insured)  Aaa  4,110,000  2,440,313
Western Michigan Univ. Rev.:
 Rfdg. Series A, 5.5% 7/15/16
 (FGIC Insured)  Aaa  1,000,000  1,010,000
 Series A, 5% 7/15/21 (FGIC Insured)  Aaa  3,600,000  3,402,000
 1.67% 7/15/17 (FGIC Insured) (f)  Aaa  2,500,000  2,356,250
Western Township Util. Auth. Swr. Disp. Sys. Ltd.
Tax 8.20% 1/1/18  BBB+  2,500,000  2,775,000
Williamston Commty. School Dist. 6.25% 5/1/09
(MBIA Insured)  Aaa  1,500,000  1,651,875
Williamston Gen. Oblig. Rfdg. 6.90% 11/1/17
(AMBAC Insured)  Aaa  1,000,000  1,115,000
   445,608,358
PUERTO RICO - 4.0%
Puerto Rico Commonwealth Hsg. Banking & Fin.
Agcy. Single Family Rfdg.:
  5.125% 12/1/04  Baa  2,450,000  2,434,688
  5.125% 12/1/05  Baa  3,890,000  3,860,815
Puerto Rico Commonwealth Hwy. & Trans. Auth.
Rev. Series W, 5.50% 7/1/13  Baa1  3,000,000  3,003,750
Puerto Rico Commonwealth Urban Renewal & Hsg.
Corp. Rfdg. 7.875% 10/1/04  Baa1  2,800,000  3,139,500
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
 Rfdg. Series S, 6.125% 7/1/09  Baa1  2,000,000  2,195,000
 Rfdg. Series W,
 6.50% 7/1/05 (MBIA Insured)  Aaa  1,570,000  1,779,988
 7% 7/1/07(MBIA Insured)  Aaa  3,000,000  3,540,000
   19,953,741
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
GUAM - 1.1%
Guam Arpt. Auth. Rev. Series A:
 6.60% 10/1/10 (b)  BBB $ 2,000,000 $ 2,047,500
 5.25% 10/1/13  BBB  3,500,000  3,198,125
   5,245,625
TOTAL MUNICIPAL BONDS
(Cost $454,900,796)   470,807,724
MUNICIPAL NOTES (A) - 3.7%
MICHIGAN - 3.7%
Bruce County Health Care Sys. Rev. (Sisters of
Charity) (St. Joseph Hosp.) Series 1988 A, 5%
(MBIA Insured)(Liquidity Facility
Morgan Guaranty Trust Co.) VRDN  VMIG 1  1,000,000  1,000,000
Delta County Econ. Dev. Corp. Environ. Imp. Rev.
(Mead Escanaba Paper Co. Proj.) Series 1992,
6%, LOC Union Bank of Switzerland,
VRDN (b)  A-1+  300,000  300,000
Farmington Hills Hosp. Fin. Auth. Rev.
(Botsford Hosp.) 6%, (MBIA Insured)
(BPA Comerica Bank, Detroit) VRDN  VMIG 1  2,845,000  2,845,000
Grand Rapids Ind. Dev. Rev. (Rowe Int'l. Inc.)
5.40%, LOC Chemical Bank, VRDN  A-1  2,300,000  2,300,000
Grand Rapids Wtr. Supply Sys. Rfdg.
Series 1993, 5.90% (FGIC Insured)
LOC Societe Generale France, VRDN  VMIG 1  1,000,000  1,000,000
Michigan Higher Ed. Student Loan Auth. Rev.
Rfdg. Series XII-B, 5.20% (AMBAC Insured)
 (BPA Krediet Bank) VRDN (b)  VMIG 1  1,500,000  1,500,000
Michigan Hsg. Dev. Auth. Ltd. Oblig. Rev.
(Shoal Creek Apt. Proj.) 5.10%
LOC Nat'l Westminster Bank, VRDN  VMIG 1  1,700,000  1,700,000
Michigan Hsg. Dev. Auth. Rental Rev.
Series 1994-C, 5%,
LOC Credit Suisse, Zurich, VRDN  A-1+  3,200,000  3,200,000
Michigan Strategic Fund Poll. Cont. Rev. Rfdg.
(Consumers Pwr. Co. Proj.) Series 1988 A, 5.95%,
LOC Union Bank of Switzerland, VRDN  P-1  2,100,000  2,100,000
University of Michigan Rev.
Series 1995 A, 5.90%, VRDN  VMIG 1  2,000,000  2,000,000
TOTAL MUNICIPAL NOTES
(Cost $17,945,000)   17,945,000
TOTAL INVESTMENTS - 100%
(Cost $472,845,796)  $ 488,752,724

SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 67.5% AAA, AA, A 76.0%
Baa  9.8% BBB 10.5%
Ba  0.0% BB 0.0%
B  0.0% B 0.0%
Caa  1.1% CCC 0.0%
Ca, C  0.0% CC, C 0.0%
   D 1.1%
The percentage not rated by either S&P or Moody's amounted to 3.45%. FMR has determined that unrated debt securities that are lower quality account for 1.2% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
Health Care   17.3%
General Obligation   17.0
Electric Revenue   14.2
Others
 (individually less than 10%)   51.5
TOTAL   100.0%
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $472,845,796. Net unrealized appreciation aggregated $15,906,928 of which $29,414,267 related to appreciated investment securities and $13,507,339 related to depreciated investment securities.
At December 31, 1995, the fund was required to defer $2,534,143 of losses on futures contracts.
At December 31, 1995, the fund had a capital loss carryforward of approximately $2,376,275 all of which will expire on December 31, 2003. FIDELITY MICHIGAN MUNICIPAL INCOME FUND
(FORMERLY FIDELITY MICHIGAN TAX-FREE HIGH YIELD PORTFOLIO)

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1995

1.ASSETS                                                         2.           3.

4.Investment in securities, at value (cost $472,845,796)         5.           $ 488,752,724
-
See accompanying schedule

6.Interest receivable                                            7.            6,707,770

8. 9.TOTAL ASSETS                                                10.           495,460,494

11.LIABILITIES                                                   12.          13.

14.Payable to custodian bank                                     $ 42,486     15.

16.Payable for investments purchased                              1,644,313   17.

18.Payable for fund shares redeemed                               1,118,894   19.

20.Distributions payable                                          505,301     21.

22.Accrued management fee                                         163,060     23.

24.Other payables and accrued expenses                            112,317     25.

26. 27.TOTAL LIABILITIES                                         28.           3,586,371

29.30.NET ASSETS                                                 31.          $ 491,874,123

32.Net Assets consist of:                                        33.          34.

35.Paid in capital                                               36.          $ 480,877,613

37.Accumulated undistributed net realized gain (loss)            38.           (4,910,418)
on investments

39.Net unrealized appreciation (depreciation)                    40.           15,906,928
on investments

41.42.NET ASSETS, for 42,548,120 shares outstanding              43.          $ 491,874,123

44.45.NET ASSET VALUE, offering price and redemption             46.           $11.56
price per share ($491,874,123 (divided by) 42,548,120 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

47.48.INTEREST INCOME                                      49.           $ 28,793,120

50.EXPENSES                                                51.           52.

53.Management fee                                          $ 1,902,956   54.

55.Transfer agent, accounting and custodian fees            814,632      56.
and expenses

57.Non-interested trustees' compensation                    3,264        58.

59.Registration fees                                        2,787        60.

61.Audit                                                    36,591       62.


63.Legal                                                    22,503       64.


65.Miscellaneous                                            3,452        66.

67. 68.TOTAL EXPENSES                                      69.            2,786,185

70.71.NET INTEREST INCOME                                  72.            26,006,935

73.REALIZED AND UNREALIZED GAIN (LOSS)                     75.           76.
74.Net realized gain (loss) on:

77. Investment securities                                   2,865,188    78.

79. Futures contracts                                       (657,649)     2,207,539

80.Change in net unrealized appreciation (depreciation)    81.           82.
on:

83. Investment securities                                   39,070,974   84.

85. Futures contracts                                       106,261       39,177,235

86.87.NET GAIN (LOSS)                                      88.            41,384,774

89.90.NET INCREASE (DECREASE) IN NET ASSETS                91.           $ 67,391,709
RESULTING FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEARS ENDED DECEMBER 31,

                                                            1995                       1994

92.INCREASE (DECREASE) IN NET ASSETS

93.Operations                                               $ 26,006,935               $ 30,593,065
Net interest income

94. Net realized gain (loss)                                 2,207,539                  1,872,546

95. Change in net unrealized appreciation (depreciation)     39,177,235                 (73,914,188)

96. 97.NET INCREASE (DECREASE) IN NET ASSETS                 67,391,709                 (41,448,577)
RESULTING FROM OPERATIONS

98.Distributions to shareholders                             (26,006,935)               (30,593,065)
From net interest income

99. From net realized gain                                   -                          (3,640,536)

100. In excess of net realized gain                          (3,890)                    (3,743,750)

101. 102.TOTAL  DISTRIBUTIONS                                (26,010,825)               (37,977,351)

103.Share transactions                                       110,232,268                123,015,698
Net proceeds from sales of shares

104. Reinvestment of distributions                           19,680,585                 29,488,133

105. Cost of shares redeemed                                 (113,113,870)              (202,876,014)

106.107.                                                     16,798,983                 (50,372,183)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

108.                                                         58,179,867                 (129,798,111)
109.TOTAL INCREASE (DECREASE) IN NET ASSETS

110.NET ASSETS                                              111.                       112.

113. Beginning of period                                     433,694,256                563,492,367

114. End of period                                          $ 491,874,123              $ 433,694,256

115.OTHER INFORMATION                                       117.                       118.
116.Shares

119. Sold                                                    9,948,827                  10,688,197

120. Issued in reinvestment of distributions                 1,766,407                  2,612,382

121. Redeemed                                                (10,168,400)               (17,972,179)

122. Net increase (decrease)                                 1,546,834                  (4,671,600)


FINANCIAL HIGHLIGHTS

                                   YEARS ENDED DECEMBER 31,

                                   1995                       1994        1993A       1992        1991

123.SELECTED PER-SHARE
DATA

124.Net asset value,               $ 10.580                   $ 12.340    $ 11.710    $ 11.410    $ 10.890
beginning of period

125.Income from                     .611                       .687        .709        .733        .745
Investment Operations
Net interest income

126. Net realized and               .980                       (1.590)     .870        .320        .520
unrealized gain (loss)

127. Total from                     1.591                      (.903)      1.579       1.053       1.265
investment operations

128.Less Distributions              (.611)                     (.687)      (.709)      (.733)      (.745)
From net interest
 income

129. From net realized              -                          (.080)      (.240)      (.020)      -
gain

130. In excess of net               -                          (.090)      -           -           -
realized gain

131. Total distributions            (.611)                     (.857)      (.949)      (.753)      (.745)

132.Net asset value, end           $ 11.560                   $ 10.580    $ 12.340    $ 11.710    $ 11.410
of period

133.TOTAL RETURN                    15.41                      (7.50)      13.83       9.54        12.04
                                   %                          %           %           %           %

134.RATIOS AND SUPPLEMENTAL DATA

135.Net assets, end of             $ 491,874                  $ 433,694   $ 563,492   $ 463,816   $ 379,175
period (000 omitted)

136.Ratio of expenses to            .59                        .57%        .59         .61         .62
average net assets                 %                                      %           %           %

137.Ratio of net interest           5.49                       6.04%       5.79        6.36        6.73
income to average net              %                                      %           %           %
assets

138.Portfolio turnover              29                         18%         33          15          12
rate                               %                                      %           %           %


A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
(FORMERLY FIDELITY MICHIGAN MUNICIPAL MONEY MARKET PORTFOLIO)



PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in a fund's share price over a given period and reinvestment of its dividends (or income). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995                PAST 1   PAST 5   LIFE OF
                                               YEAR     YEARS    FUND

Fidelity Michigan Municipal
Money Market Fund                              3.38%    15.82%   22.38%

Average All Tax-Free Money Market Fund         3.40%    15.27%   21.04%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on January 12, 1990. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the average all tax-free money market fund, which reflects performance of 394 all tax-free money market funds tracked by IBC/Donoghue over the past year. Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report. (The periods covered by the IBC/Donoghue numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995                PAST 1   PAST 5   LIFE OF
                                               YEAR     YEARS    FUND

Fidelity Michigan Municipal
Money Market Fund                              3.38%    2.98%    3.44%

Average All Tax-Free Money Market Fund         3.40%    2.88%    3.28%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS

                               12/26/94   3/27/95    6/26/95   10/2/95   1/1/96



Fidelity Michigan Municipal    3.90%      3.38%      3.56%     3.52%     4.00%
Money Market Fund



Average All Tax-Free           3.78%      3.45%      3.59%     3.55%     3.95%
Money Market Fund



Fidelity Michigan Municipal    6.37%      5.52%      5.82%     5.75%     6.54%
Money Market Portfolio
Tax-equivalent




Row: 1, Col: 1, Value: 3.9
Row: 1, Col: 2, Value: 3.78
Row: 2, Col: 1, Value: 3.38
Row: 2, Col: 2, Value: 3.45
Row: 3, Col: 1, Value: 3.56
Row: 3, Col: 2, Value: 3.59
Row: 4, Col: 1, Value: 3.52
Row: 4, Col: 2, Value: 3.55
Row: 5, Col: 1, Value: 3.98
Row: 5, Col: 2, Value: 3.95
5% -
4% -
3% -
2% -
1% -
0%
Fidelity Michigan
Municipal Money
Market  Fund
Average All
Tax-Free Money
Market Fund
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the average all tax-free money market fund. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1995 federal and state income tax rate of 38.82%. Figures for the average all tax-free money market fund are from IBC/Donoghue. A portion of the fund's income may be subject to the alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the
tax-free yield - makes the
comparison more meaningful.
Keep in mind that the U.S.
government neither insures nor
guarantees a money market
fund. And there is no
assurance that a money fund
will maintain a $1 share price.
(checkmark)
FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
(FORMERLY FIDELITY MICHIGAN MUNICIPAL MONEY MARKET PORTFOLIO)

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Jeff Parker,
Portfolio Manager of Michigan
Municipal Money Market Fund
Q. JEFF, CAN YOU TELL US HOW THE INVESTMENT CLIMATE HAS CHANGED DURING THE PAST 12 MONTHS?
A. Overall, the investment climate in 1995 was extremely favorable, characterized by moderate growth, low inflation and steadily falling interest rates. But during the first quarter of 1995, the economy was still expanding rapidly and the Federal Reserve was doing its best to temper growth and stave off inflation. In February 1995, two months into the period, the Fed raised the interest rate banks charge each other for overnight loans - known as the federal funds rate - one-quarter percentage point. That turned out to be the last of seven rate increases by the Fed dating back to February 1994. When the growth rate slowed to 1.3% during the second quarter of 1995, down from 2.7% during the first quarter, some economists began warning of a possible recession. At that point, the Fed shifted to an easing mode, twice lowering the fed funds rate one-quarter percentage point - first on July 6, 1995 and again just before the period ended on December 19, 1995.
Q. HOW DID YOU RESPOND TO CHANGING CONDITIONS?
A. When the period began, the fund's average maturity was between 35 and 40 days, reflecting the unstable conditions then prevailing. As supply entered the market during the annual summer borrowing season, I lengthened the fund to 52 days in time for the Fed rate cut in July. The fund's average maturity was as long as 61 days at the end of August. Since then, supply constraints have once again played a role in my decision to let the fund's average maturity gradually roll back down. At the end of the period, the fund's average maturity was 47 days.
Q. HOW DID THE FUND PERFORM?
A. Through December 31, 1995, the fund's one-year total return was 3.38%, compared to 3.40% for the average all tax-free money market fund, according to IBC/Donoghue. The fund's seven-day yield on December 31, 1995 was 3.98%, compared to 4.15% a year ago. On an after-tax basis, the latest yield was the equivalent of a 6.51% taxable rate for Michigan investors in the 38.82% combined federal and state tax bracket.
Q. WHAT'S THE OUTLOOK?
A. While the timing of the Fed's rate cut in December caught some market participants by surprise, it had been clear for some time that rates were likely heading lower. Chances are, we haven't seen the last of the rate cuts in the current cycle. A key variable I'll be watching is the budget debate in Washington. Adoption of a balanced budget might precipitate a fed funds rate cut. Moderate growth and the absence of inflationary pressures give the Fed that much more room to maneuver, increasing the likelihood that rates will head still lower in the months ahead. My aim lately has been to maintain flexibility by keeping the fund's average maturity in a neutral range. However, as we head into the first quarter of 1996, I'll probably be looking for opportunities to capitalize on falling interest rates by extending the fund slightly, as supplies allow.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: High current tax-free
income for Michigan residents
while maintaining a stable
$1.00 share price. Invests in
high-quality, short-term
municipal money market
securities whose interest is free
from federal income tax and
Michigan income tax.
START DATE: January 12, 1990
SIZE: as of December 31,
1995, more than $231 million
MANAGER: Jeff Parker, since
June 1995; manager, Fidelity
Connecticut Municipal Money
Market, Fidelity New Jersey
Municipal Money Market,
Spartan Connecticut Municipal
Money Market and Spartan
New Jersey Municipal Money
Market, since June 1995;
joined Fidelity in 1991
(checkmark)

WORDS TO KNOW
COMMERCIAL PAPER: A security
issued by a municipality to
finance capital or operating
needs.
FEDERAL FUNDS RATE: The interest
rate banks charge each other
for overnight loans.
MATURITY: The time remaining
before an issuer is scheduled
to repay the principal amount
on a debt security. When the
fund's average maturity -
weighted by dollar amount -
is short, the fund manager is
anticipating a rise in interest
rates. When the average
maturity is long, the manager
is expecting rates to fall.
When the average maturity is
neutral, the manager wants
the flexibility to respond to
rising rates, while still
capturing a portion of the
higher yields available from
issues with longer maturities.
MUNICIPAL NOTE: A security
issued in advance of future
tax or other revenues and
payable from those specific
sources.
TENDER BOND: A variable-rate,
usually long-term security that
gives the bond holder the
option to redeem the bond at
face value before maturity.
VARIABLE RATE DEMAND NOTE
(VRDN): A tender bond that
can be redeemed on short
notice, typically one or seven
days. VRDNs are useful in
managing the fund's average
maturity and liquidity.
FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
(FORMERLY FIDELITY MICHIGAN MUNICIPAL MONEY MARKET PORTFOLIO)



INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            12/31/95           6/30/95            12/31/94

0 - 30       68                 71                 71

31 - 90        10               16                 7

91 - 180     13                 6                  20

181 - 397    9                   7                 2

WEIGHTED AVERAGE MATURITY
                        12/31/95   6/30/95   12/31/94

Michigan Municipal
Money Market Fund       47 days    51 days   40 days

Average All Tax-Free
Money Market Fund*      53 days    45 days   47 days

ASSET ALLOCATION
AS OF DECEMBER 31, 1995 AS OF JUNE 30, 1995

Row: 1, Col: 1, Value: 62.0
Row: 1, Col: 2, Value: 16.0
Row: 1, Col: 3, Value: 4.0
Row: 1, Col: 4, Value: 16.0
Row: 1, Col: 5, Value: 2.0
Row: 1, Col: 1, Value: 60.0
Row: 1, Col: 2, Value: 15.0
Row: 1, Col: 3, Value: 7.0
Row: 1, Col: 4, Value: 18.0
Row: 1, Col: 5, Value: 0.0
Variable rate
demand notes
(VRDNs) 62%
Commercial
paper 16%
Tender bonds 4%
Municipal
notes 16%
Other 2%
Variable rate
demand notes
(VRDNs) 60%
Commercial
paper 15%
Tender bonds 7%
Municipal
notes 18%
Other 0%
* SOURCE: IBC/DONOGHUE'S MONEY FUND REPORT(registered trademark)
FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
(FORMERLY FIDELITY MICHIGAN MUNICIPAL MONEY MARKET PORTFOLIO)

INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investments


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - 100%
Bruce Township Hosp. Fin. Auth. Sisters of Charity Health Care
Sys. Rev. (St. Joseph Hosp. Ctr. Proj.):
  Bonds 3.70%, tender 5/1/96 (MBIA Insured)
  (BPA Morgan Guaranty Trust Co.)  $ 1,600,000 $ 1,600,000
  Series 1988 A, 5% (MBIA Insured)
  (Liquidity Facility Morgan Guaranty Trust Co.) VRDN   2,100,000
2,100,000
Cornell Econ. Dev. Corp. Ind. Dev. Rev. Rfdg. Bonds
(Mead-Escanaba Paper Co. Proj.) Series 1990, 3.55%,
tender 1/30/96, LOC Credit Suisse   2,100,000  2,100,000
Dearborn Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
(Oakbrook Common Proj.) Series 1991, 5.10%,
LOC Mellon Bank VRDN   2,800,000  2,800,000
Delta County Econ. Dev. Corp. Envir. Impt. Rev.
(Mead-Escanaba Paper Co.), VRDN:
  Series 1985 F, 6.10%, LOC Bank of Nova Scotia   1,000,000  1,000,000
  Series 1992, 6%, LOC Union Bank of Switzerland (b)   800,000  800,000
Delta County Poll. Cont. Rev. Bonds (Mead-Escanaba)
Series A, 3.70%, tender 2/13/96, LOC Swiss Bank Corp   1,200,000  1,200,000
Detroit School Dist. RAN (State School Aid Notes)
Series 1995, 4.50% 5/1/96   7,000,000  7,015,342
Detroit Wtr. Supply Sys. Participating VRDN,
Series PA-28, 5.25% (FGIC Insured)
(Liquidity Facility Merrill Lynch & Co.)(c)   4,440,000  4,440,000
Detroit Wtr. Supply Sys. Rev. Bonds
5% 7/1/96 (FGIC Insured)   1,000,000  1,007,803
Flint Econ. Dev. Corp. Ltd. Oblig. Rev. (Genessee County Real
Estate Proj.) 5.20%, LOC NBD Bank Corp., VRDN (b)   1,200,000  1,200,000
Genesee County Econ Dev. Corp. Ltd. Oblig. Econ. Dev. Rev.
(Creative Foam Corp. Proj.) Series 1994, 5.20%,
LOC NBD Bank NA, Michigan, VRDN (b)   3,000,000  3,000,000
Georgetown Charter Township Ltd. Oblig. Ind. Dev. Rev.
(J&F Steel Corp. Proj.) Series 1989, 5.30%,
LOC Societe Generale, VRDN (b)   1,000,000  1,000,000
Grand Rapids Econ. Dev. Auth. Rev. (Calder Plaza Proj.)
Series 1992 A, 5.05%,
LOC Old Kent Bank & Trust Co., VRDN   2,680,000  2,680,000
Grand Rapids Econ. Dev. Corp. Ltd. Oblig. Rev.
(Holland Home Proj.) Series 1994 B, 5.20%,
LOC Old Kent Bank & Trust Co., VRDN   2,250,000  2,250,000
Grand Rapids Ind. Dev. Rev. (Rowe Int'l.) 5.40%,
LOC Chemical Bank, VRDN   3,000,000  3,000,000
Grand Rapids Wtr. Supply Sys. Impt. Rev. Rfdg.
Series 1993, 5.90% (FGIC Insured)
(Liquidity Facility Societe Generale) VRDN   800,000  800,000
Grosse Pointe Pub. School Sys. TAN 3.75% 4/1/96   7,300,000  7,304,394
Kalamazoo Econ. Dev. Corp. Rev. Rfdg.
(La Quinta Motor Inns) Series 1991, 5.35%,
LOC Nations Bank, VRDN   2,040,000  2,040,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Kalamazoo Fin. Auth. Hosp. Rev. Bonds (Bronson Methodist
Hosp.) Series 1988 A, 3.50%, tender 3/8/96,
LOC Nat'l. Bank of Detroit  $ 1,300,000 $ 1,300,000
Kent County Hosp. Fin. Auth. Participating VRDN,
Series 94-C1, 5.30% (MBIA Insured)
(Liquidity Facility Norwest Bank)(c)   4,000,000  4,000,000
Lapeer County Intermediate School Dist. Vocational Ed.
TAN 4% 4/4/96   1,000,000  1,000,489
Livonia Econ. Dev. Corp., VRDN:
 (Ajluni Proj.) 5.20%, LOC Nat'l Bank of Detroit (b)   2,200,000  2,200,000
 (Foodland Distributors Corp.) 5.20%, LOC Comerica   2,100,000  2,100,000
Michigan Bldg. Auth. CP, 4.10% 1/16/96,
LOC Canadian Imperial Bank   5,000,000  5,000,000
Michigan Higher Ed. Student Loan Auth. Rev. Rfdg.,
Series XII-B, 5.20%, (AMBAC Insured)
(BPA Krediet Bank) VRDN (b)   10,700,000  10,700,000
Michigan Hosp. Fin. Auth. Hosp. Equip. Rev. 5.20%,
LOC First of America, VRDN   6,500,000  6,500,000
Michigan Hosp. Fin. Auth. Rev. (Hosp. Equip. Loan Prog.),
VRDN:
  Rfdg. (Mt. Clemens Gen. Hosp.) Series 1994, 5%
  LOC Comerica Bank - Detroit   5,000,000  5,000,000
  Series 1989, 5%, LOC Comerica Bank - Detroit   1,000,000  1,000,000
  Series 1991, 5.10%, LOC Comerica Bank of Detroit   6,450,000  6,450,000
  Series A, 5.20%, LOC First of America Bank, VRDN   5,700,000  5,700,000
Michigan Hsg. Dev. Auth. Ltd. Oblig. Rev. (Shoal Creek Apt.
Proj.) 5.10%, LOC Nat'l. Westminster Bank, VRDN   3,800,000  3,800,000
Michigan Hsg. Dev. Auth. Participating VRDN (b)(c):
 Series PT-19, 5.30% (Liquidity Facility Credit Suisse)   10,370,000
10,370,000
 Series PT-38, 5.30% (FSA Insured)
 (Liquidity Facility Commerzbank)   4,710,000  4,710,000
 Series PT-58, 3.65% (Liquidity Facility Credit Suisse)   8,900,000
8,900,000
Michigan Muni. Bond Auth. RAN:
 Series 1995 A, 5% 5/3/96   3,000,000  3,011,261
 Series 1995 B, 4.50% 7/3/96   15,000,000  15,050,826
 Series C, 4.50% 9/6/96   3,100,000  3,111,145
Michigan Strategic Fund Rev. Bonds (Dow Chemical Proj.):
  Series 1987:
   3.80%, tender 1/23/96   2,720,000  2,720,000
   3.40%, tender 1/25/96   2,000,000  2,000,000
  Series 1988 (b):
   4%, tender 1/11/96   3,000,000  3,000,000
   3.90%, tender 1/29/96   3,000,000  3,000,000
   3.95%, tender 2/6/96   1,000,000  1,000,040
   3.85%, tender 2/7/96   4,000,000  4,000,000
   3.90%, tender 2/7/96   2,000,000  2,000,000
   3.75%, tender 2/21/96   3,700,000  3,700,000
   3.65%, tender 3/7/96   4,700,000  4,700,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Michigan Strategic Fund Ltd. Oblig. Rev., VRDN (b):
 (Doss Ind. Dev. Co.) 5.20%,
 LOC National Bank of Detroit  $ 3,900,000 $ 3,900,000
 (Envir. Quality Co. Proj.) Series 1995, 5.30%,
 LOC Comerica Bank   2,000,000  2,000,000
 (Hi Tech Mold & Engineering) Series 1991, 5.20%,
 LOC Nat'l. Bank of Detroit   1,300,000  1,300,000
 (The Spiratex Co. Proj.) Series 1994, 5.20%,
 LOC National Bank of Detroit   2,800,000  2,800,000
 (Ultimate Hydroforming Inc. Proj.) 5.20%,
 LOC Nat'l. Bank of Detroit   1,000,000  1,000,000
 (Uni Boring Co. Inc. Proj.) Series 1992, 5.20%
 LOC Nat'l. Bank of Detroit   2,100,000  2,100,000
Michigan Strategic Fund Poll. Cont. Rev., VRDN:
 Rfdg. (Consumers Pwr. Co. Proj.) Series 1988 A, 5.95%,
 LOC Union Bank of Switzerland   3,500,000  3,500,000
 (Detroit Edison) 5.95%, LOC Barclays Bank   1,900,000  1,900,000
 (General Motors Corp. Composite) 5.20%   5,790,000  5,790,000
Michigan Strategic Fund Solid Wst. Disp. Rev.
(Grayling Gen. Station Proj.) Series 1990, 5.10%,
LOC Barclays Bank, VRDN (b)   9,200,000  9,200,000
Michigan Underground Storage Fin. Auth. Rev. Series 1995 I,
5.15%, LOC Canadian Imperial Bank, VRDN   11,000,000  11,000,000
Muskegon Pub. School Bldg. & Site Bonds Series 1995,
7.25% 5/1/96 (FGIC Insured)   1,050,000  1,062,134
Rochester Hills Econ. Dev. Corp. Ltd. Oblig. Rev. (Cardell
Corp.) 5.15%, LOC Comerica Bank, VRDN (b)   250,000  250,000
Royal Oak Gen. Oblig. Rfdg. 3.95% 10/1/96
(AMBAC Insured)   1,435,000  1,435,000
Sterling Heights Econ. Dev. Corp. Ltd. Oblig. Rev.
(Cherrywood Ctr. Assoc. Proj.) 5.30%,
LOC Comerica Bank, VRDN (b)   5,000,000  5,000,000
University of Michigan Hosp. Rev., VRDN:
 Series 1992 A, 5.90%   900,000  900,000
 Series 1995 A, 5.90%   700,000  700,000
University of Michigan Intercollegiate Athletic Rev.
5.95%, VRDN   1,400,000  1,400,000
Western Michigan Gen. Oblig. School Bldg. & Rfdg.
Bonds Series 1995, 3.70% 5/1/96
(MBIA Insured)   500,000  500,000
TOTAL INVESTMENTS - 100%  $ 229,098,434
Total Cost for Income Tax Purposes  $ 229,098,434

SECURITY TYPE ABBREVIATIONS
CP - Commercial Paper
RAN - Revenue Anticipation Notes
TAN - Tax Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Provides evidence of ownership in one or more underlying municipal bonds.
INCOME TAX INFORMATION
At December 31, 1995, the fund had a capital loss carryforward of approximately $57,500 of which $1,600, $1,700, $10,300, $39,100 and $4,800 will expire on December 31, 1998, 1999, 2001, 2002 and 2003, respectively. FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
(FORMERLY FIDELITY MICHIGAN MUNICIPAL MONEY MARKET PORTFOLIO)

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1995

139.ASSETS                                               140.       141.

142.Investment in securities, at value - See             143.       $ 229,098,434
accompanying schedule

144.Cash                                                 145.        607,548


146.Interest receivable                                  147.        1,723,895

148. 149.TOTAL ASSETS                                    150.        231,429,877

151.LIABILITIES                                          152.       153.

154.Distributions payable                                $ 23,990   155.

156.Accrued management fee                                75,793    157.

158.Other payables and accrued expenses                   71,139    159.

160. 161.TOTAL LIABILITIES                               162.        170,922

163.164.NET ASSETS                                       165.       $ 231,258,955

166.Net Assets consist of:                               167.       168.

169.Paid in capital                                      170.       $ 231,316,474

171.Accumulated net realized gain (loss) on              172.        (57,519)
investments

173.174.NET ASSETS, for 231,316,474 shares               175.       $ 231,258,955
outstanding

176.177.NET ASSET VALUE, offering price and              178.        $1.00
redemption price per share ($231,258,955 (divided by)
231,316,474 shares)


STATEMENT OF OPERATIONS
 YEAR ENDED DECEMBER 31, 1995

179.180.INTEREST INCOME                              181.        $ 8,660,340

182.EXPENSES                                         183.        184.

185.Management fee                                   $ 881,070   186.

187.Transfer agent, accounting and custodian fees     453,705    188.
and expenses

189.Non-interested trustees' compensation             1,512      190.

191.Registration fees                                 17,036     192.

193.Audit                                             25,388     194.


195.Legal                                             1,613      196.


197.Miscellaneous                                     2,133      198.

199. 200.TOTAL EXPENSES                              201.         1,382,457

202.203.NET INTEREST INCOME                          204.         7,277,883

205.206.NET REALIZED GAIN (LOSS) ON INVESTMENTS      207.         (4,791)


208.209.NET INCREASE IN NET ASSETS RESULTING FROM    210.        $ 7,273,092
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                                          YEARS ENDED DECEMBER 31,

                                                          1995                       1994

211.INCREASE (DECREASE) IN NET ASSETS

212.Operations                                            $ 7,277,883                $ 4,816,413
Net interest income

213. Net realized gain (loss)                              (4,791)                    (39,157)

214.                                                       7,273,092                  4,777,256
215.NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS

216.Distributions to shareholders from net interest        (7,277,883)                (4,816,413)
income

217.Share transactions at net asset value of $1.00 per     347,831,546                440,390,901
share
Proceeds from sales of shares

218. Reinvestment of distributions from net interest       6,942,228                  4,529,069
income

219. Cost of shares redeemed                               (345,244,892)              (398,336,000)

220.221.                                                   9,528,882                  46,583,970
NET INCREASE (DECREASE) IN NET ASSETS AND SHARES
RESULTING FROM SHARE TRANSACTIONS

222.                                                       9,524,091                  46,544,813
223.TOTAL INCREASE (DECREASE) IN NET ASSETS

224.NET ASSETS                                            225.                       226.

227. Beginning of period                                   221,734,864                175,190,051

228. End of period                                        $ 231,258,955              $ 221,734,864


FINANCIAL HIGHLIGHTS

                                   YEARS ENDED DECEMBER 31,

                                   1995                       1994        1993        1992        1991

229.SELECTED PER-SHARE DATA

230.Net asset value,               $ 1.000                    $ 1.000     $ 1.000     $ 1.000     $ 1.000
beginning of period

231.Income from                     .033                       .024        .020        .026        .044
Investment Operations
Net interest income

232.Less Distributions              (.033)                     (.024)      (.020)      (.026)      (.044)
From net interest
 income

233.Net asset value,               $ 1.000                    $ 1.000     $ 1.000     $ 1.000     $ 1.000
end of period

234.TOTAL RETURN A                  3.38                       2.44        1.98        2.66%       4.46%
                                   %                          %           %

235.RATIOS AND SUPPLEMENTAL DATA

236.Net assets, end of             $ 231,259                  $ 221,735   $ 175,190   $ 160,817   $ 175,150
period (000 omitted)

237.Ratio of expenses to            .63                        .61         .62         .49%        .21%
average net assets                 %                          %           %           B           B

238.Ratio of net interest           3.32                       2.45        1.96        2.64%       4.38%
income to average                  %                          %           %
net assets


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
On December 14, 1995, the Board of Trustees gave approval to change the names of Fidelity Michigan Tax-Free High Yield Portfolio and Fidelity Michigan Municipal Money Market Portfolio to Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund, respectively. The fund name changes are effective February 20, 1996. Fidelity Michigan Municipal Income Fund (the income fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The following summarizes the significant accounting policies of the income fund and the money market fund:
SECURITY VALUATION.
 INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available through the pricing service are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
 MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of market discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for expiring capital loss carryforwards and losses deferred due to wash sales, futures and options and excise tax regulations.
Permanent book tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FUTURES CONTRACTS AND OPTIONS. The income fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $130,932,018 and $129,103,296, respectively.
The market value of futures contracts opened and closed during the period amounted to $50,641,681 and $58,275,391, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
The annual individual fund fee rate is .25%. For the period, the management fees were equivalent to an annual rate of .40% for the income and money market funds.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .1100% to .3700%. Effective January 1, 1996, FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plans (the Plans), and in accordance with Rule 12b-1 of the 1940 Act, FMR or the funds' distributor, Fidelity Distributors Corporation (FDC), an affiliate of FMR, may use their resources to pay administrative and promotional expenses related to the sale of each fund's shares. Subject to the approval of each Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of each fund's shares or render shareholder support services. FMR or FDC has informed the funds that payments made to third parties under the Plans amounted to $28,504 and $24,760 for the income and money market funds, respectively, for the period.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the funds. UMB has entered into a sub-contract with Fidelity Service Co. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $601,317 and $202,658 for the income fund and $393,845 and $45,937 for the money market fund, respectively; the transfer agent fees were equivalent to annual rates of .13% and .18% of average net assets for the income and money market funds, respectively.
Shareholders participating in the Fidelity Ultra Service Account(registered trademark) Program (the Program) pay a $5.00 monthly fee to Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, for performing services associated with the Program. For the period, fees paid to FBSI by shareholders participating in the Program amounted to $8,890.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust
and Fidelity Municipal Trust II and the
Shareholders of Fidelity Michigan
Tax-Free High Yield Portfolio and
Fidelity Michigan Municipal Money
Market Portfolio:
We have audited the accompanying statements of assets and liabilities of Fidelity Michigan Tax-Free High Yield Portfolio, a portfolio of Fidelity Municipal Trust, and Fidelity Michigan Municipal Money Market Portfolio, a portfolio of Fidelity Municipal Trust II, including the schedules of portfolio investments, as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Michigan Tax-Free High Yield Portfolio and Fidelity Michigan Money Market Portfolio as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 2, 1996
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISER,
MONEY MARKET FUND
FMR Texas Inc.
Irving, TX
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Thomas D. Maher, Assistant
Vice President - MONEY MARKET FUND
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Co.
Boston, MA
CUSTODIAN
UMB Bank, n.a
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

FIDELITY


(registered trademark)
OHIO
MUNICIPAL
FUNDS


ANNUAL REPORT
DECEMBER 31, 1995
CONTENTS



PRESIDENT'S MESSAGE                                         3     Ned Johnson on investing
                                                                  strategies.

FIDELITY OHIO MUNICIPAL INCOME FUND
(FORMERLY FIDELITY OHIO TAX-FREE HIGH YIELD PORTFOLIO)

 PERFORMANCE                                                4     How the fund has done over time.

 FUND TALK                                                  7     The manager's review of fund
                                                                  performance, strategy and outlook.

 INVESTMENT CHANGES                                         10    A summary of major shifts in the
                                                                  fund's investments over the past six
                                                                  months
                                                                  and one year.

 INVESTMENTS                                                11    A complete list of the fund's
                                                                  investments with their market
                                                                  values.

 FINANCIAL STATEMENTS                                       21    Statements of assets and liabilities,
                                                                  operations, and changes in net
                                                                  assets,
                                                                  as well as financial highlights.

FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
(FORMERLY FIDELITY OHIO MUNICIPAL MONEY MARKET PORTFOLIO)

 PERFORMANCE                                                25    How the fund has done over time.

 FUND TALK                                                  27    The manager's review of fund
                                                                  performance, strategy and outlook.

 INVESTMENT CHANGES                                         29    A summary of major shifts in the
                                                                  fund's investments over the past six
                                                                  months
                                                                  and one year.

 INVESTMENTS                                                30    A complete list of the fund's
                                                                  investments with their market
                                                                  values.

 FINANCIAL STATEMENTS                                       35    Statements of assets and liabilities,
                                                                  operations, and changes in net
                                                                  assets,
                                                                  as well as financial highlights.

NOTES                                                       39    Notes to the financial statements.

REPORT OF INDEPENDENT
ACCOUNTANTS                                                 42    The auditors' opinion.



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
FIDELITY OHIO MUNICIPAL INCOME FUND
(FORMERLY FIDELITY OHIO TAX-FREE HIGH YIELD PORTFOLIO)

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each figure includes changes in a fund's share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells bonds that have grown in value). You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses the past ten years total return would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995              PAST 1   PAST 5   PAST 10
                                             YEAR     YEARS    YEARS

Fidelity Ohio Municipal Income Fund          16.39%   49.86%   127.47%

Lehman Brothers Municipal Bond Index         17.45%   52.61%   142.03%

Average Ohio Tax-Exempt
Municipal Bond Fund                          16.81%   49.66%   122.84%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond Index - a broad gauge of the municipal bond market. To measure how the fund's performance stacked up against its peers, you can compare it to the average Ohio tax-exempt municipal bond fund, which reflects the performance of 49 Ohio municipal bond funds with similar objectives tracked by Lipper Analytical Services over the past year. Both benchmarks include reinvested dividends and capital gains, if any. Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995              PAST 1   PAST 5   PAST 10
                                             YEAR     YEARS    YEARS

Fidelity Ohio Municipal Income Fund          16.39%   8.43%    8.57%

Lehman Brothers Municipal Bond Index         17.45%   8.82%    9.24%

Average Ohio Tax-Exempt
Municipal Bond Fund                          16.81%   8.40%    8.34%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
              Ohio Tax Free (08LB Municipal Bon
     12/31/85         10000.00        10000.00
     01/31/86         10514.82        10589.00
     02/28/86         10832.03        11008.96
     03/31/86         10917.76        11012.48
     04/30/86         10831.64        11020.85
     05/31/86         10705.68        10841.43
     06/30/86         10772.11        10944.86
     07/31/86         10827.73        11011.30
     08/31/86         11275.36        11504.27
     09/30/86         11268.21        11533.15
     10/31/86         11509.18        11732.32
     11/30/86         11717.59        11964.74
     12/31/86         11645.74        11931.72
     01/31/87         12041.90        12290.98
     02/28/87         12160.96        12351.45
     03/31/87         12086.52        12220.53
     04/30/87         11143.52        11607.30
     05/31/87         11036.89        11549.73
     06/30/87         11276.71        11888.83
     07/31/87         11441.71        12010.10
     08/31/87         11453.31        12037.12
     09/30/87         10854.78        11593.31
     10/31/87         10868.29        11634.35
     11/30/87         11163.00        11938.12
     12/31/87         11368.72        12111.35
     01/31/88         11893.18        12542.75
     02/29/88         12051.83        12675.33
     03/31/88         11739.24        12527.66
     04/30/88         11797.08        12622.87
     05/31/88         11879.20        12586.39
     06/30/88         12102.04        12770.53
     07/31/88         12208.78        12853.79
     08/31/88         12233.74        12865.11
     09/30/88         12461.13        13097.96
     10/31/88         12725.88        13329.14
     11/30/88         12629.74        13207.05
     12/31/88         12838.49        13342.16
     01/31/89         13023.47        13618.07
     02/28/89         12913.44        13462.69
     03/31/89         12914.68        13430.51
     04/30/89         13263.54        13749.35
     05/31/89         13552.02        14034.93
     06/30/89         13728.79        14225.52
     07/31/89         13842.27        14419.13
     08/31/89         13699.66        14277.97
     09/30/89         13634.85        14235.42
     10/31/89         13810.78        14409.52
     11/30/89         14010.02        14661.69
     12/31/89         14120.51        14781.62
     01/31/90         13988.02        14711.70
     02/28/90         14146.24        14843.37
     03/31/90         14162.33        14847.83
     04/30/90         13947.04        14740.33
     05/31/90         14308.36        15062.11
     06/30/90         14456.05        15194.50
     07/31/90         14673.38        15418.62
     08/31/90         14442.59        15194.74
     09/30/90         14552.91        15203.41
     10/31/90         14760.42        15479.20
     11/30/90         15107.08        15790.48
     12/31/90         15179.42        15859.17
     01/31/91         15347.74        16072.00
     02/28/91         15444.46        16211.83
     03/31/91         15472.77        16217.66
     04/30/91         15714.13        16434.17
     05/31/91         15842.73        16580.27
     06/30/91         15785.72        16563.85
     07/31/91         16003.13        16765.60
     08/31/91         16163.19        16986.41
     09/30/91         16354.40        17207.57
     10/31/91         16501.73        17362.44
     11/30/91         16530.43        17410.88
     12/31/91         16916.85        17784.51
     01/31/92         16946.93        17825.06
     02/29/92         16957.90        17830.77
     03/31/92         16945.38        17837.36
     04/30/92         17081.74        17996.12
     05/31/92         17313.03        18207.93
     06/30/92         17618.43        18513.46
     07/31/92         18127.23        19068.49
     08/31/92         17924.99        18882.58
     09/30/92         18031.46        19006.07
     10/31/92         17703.29        18819.24
     11/30/92         18175.01        19156.29
     12/31/92         18382.43        19351.88
     01/31/93         18622.61        19576.94
     02/28/93         19285.99        20285.04
     03/31/93         19060.72        20070.62
     04/30/93         19235.59        20273.14
     05/31/93         19332.42        20387.07
     06/30/93         19653.97        20727.33
     07/31/93         19683.14        20754.49
     08/31/93         20141.31        21186.59
     09/30/93         20382.28        21427.91
     10/31/93         20395.68        21469.26
     11/30/93         20222.24        21280.12
     12/31/93         20691.03        21729.34
     01/31/94         20942.53        21977.49
     02/28/94         20386.56        21408.28
     03/31/94         19523.97        20536.53
     04/30/94         19672.82        20710.68
     05/31/94         19806.43        20890.24
     06/30/94         19776.18        20762.60
     07/31/94         20088.79        21143.18
     08/31/94         20152.50        21216.34
     09/30/94         19907.01        20904.88
     10/31/94         19519.80        20533.61
     11/30/94         19091.10        20162.36
     12/31/94         19543.36        20606.14
     01/31/95         20129.81        21195.06
     02/28/95         20688.59        21811.41
     03/31/95         20902.46        22062.03
     04/30/95         20945.83        22088.06
     05/31/95         21561.40        22792.89
     06/30/95         21374.76        22593.45
     07/31/95         21492.76        22807.64
     08/31/95         21743.95        23096.84
     09/30/95         21915.41        23243.04
     10/31/95         22207.03        23580.99
     11/30/95         22552.71        23972.20
     12/31/95         22747.19        24202.58

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Ohio Municipal Income Fund on December 31, 1985. As the chart shows, by December 31, 1995, the value of your investment would have grown to $22,747 - a 127.47% increase on your initial investment. For comparison, look at how the Lehman Brothers
Municipal Bond index did over the same period. With dividends reinvested, the same $10,000 would have grown to $24,203 - a 142.03% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no
guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS


            YEARS ENDED DECEMBER 31,

            1995                       1994   1993   1992   1991

Dividend return  6.22% 5.37% 6.19% 6.63% 7.02%

Capital appreciation
 return  10.17% -10.92% 6.37% 2.03% 4.43%

Total return  16.39% -5.55% 12.56% 8.66% 11.45%
DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1995          PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.95(cents)   29.90(cents)   61.79(cents)

Annualized dividend rate                 5.05%         5.23%          5.52%

30-day annualized yield                  4.74%         -              -

30-day annualized tax-equivalent yield   8.01%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.55 over the past month, $11.34 over the past six months and $11.19 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 40.80% combined effective 1995 federal and state tax bracket but does not reflect payment of the alternative minimum tax if applicable. FIDELITY OHIO MUNICIPAL INCOME FUND
(FORMERLY FIDELITY OHIO TAX-FREE HIGH YIELD PORTFOLIO)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
In sharp contrast to much of
1994, the municipal bond
market posted strong returns for
the 12 months ended December
31, 1995. For the period, the
Lehman Brothers Municipal
Bond Index - a broad measure
of the tax-free market - had a
total return of 17.45%. By
comparison, the Lehman
Brothers Aggregate Bond Index
- a proxy for investment-grade
taxable bonds - had a total
return of 18.47%. Tax-free
bonds kicked off 1995 by
surging ahead of their taxable
counterparts in the first quarter
on signs of a slowing economy
and tamer inflation expectations.
By spring, however, the muni
bond market began to
underperform U.S. Treasury
securities when Congress
began consideration of tax-code
changes, some of which
threatened the tax-exempt
status of municipal securities.
This threat of tax reform
dampened enthusiasm in the
municipal bond market, stalling
the rally and helping shorter
maturity bonds to outperform
their longer counterparts
throughout the spring and
summer months. By the fourth
quarter, historically attractive
valuations relative to Treasuries,
continued low issuance, and
stronger demand from insurance
companies and retail buyers
helped longer-term tax-free
bonds rebound.
An interview with Steven Harvey, Portfolio Manager of Fidelity Ohio Municipal Income Fund
Q. HOW DID THE FUND PERFORM, STEVE?
A. For the 12-months ended December 31, 1995, the fund returned 16.39%. For comparison purposes, the average Ohio municipal bond fund, as tracked by Lipper Analytical Services, returned 16.81% for the same period. Additionally, the Lehman Brothers Municipal Bond Index returned 17.45%.
Q. WHAT WERE SOME OF THE MAJOR EVENTS OF 1995 IN THE MUNICIPAL BOND MARKET?
A. On the whole, municipal bonds had positive performance in 1995. Nineteen ninety-five saw a continuation of the previous year's decrease in the issuance of new municipal bonds. In the spring and summer months, the tax-reform debate in Washington caused investors to favor short- and intermediate-term municipal bonds over long-term bonds for fear municipal bonds would loose their tax-exempt status. During the fourth quarter of 1995, however, long-term municipal bonds responded positively to fading fears about the imminent implementation of a federal flat tax and an overall drop in interest rates in the fixed-income market.
Q. HOW DID THESE EVENTS AFFECT THE WAY YOU MANAGED THE FUND?
A. In Ohio, the drop in municipal issuance was particularly evident in the area of higher-yielding, lower-quality municipal bonds. With this drop in the supply of non-investment grade munis in Ohio - and a stable demand - the prices of these bonds rose throughout the year. Therefore, at the end of June, I was able to sell at a profit the majority of the fund's stake in these bonds in favor of higher-quality, investment-grade bonds. Additionally, in the fourth quarter, I was able to sell some long-maturity bonds at a profit in favor of intermediate - five- to 10-year maturity - bonds, which offer less interest rate risk than those with longer maturities.
Q. WERE CHANGES IN THE MUNICIPAL BOND MARKET THE ONLY REASON YOU BOUGHT MORE HIGH-QUALITY BONDS?
A. No. Additionally, I've bought bonds that are historically less sensitive to the vagaries of the economy, such as high-quality general obligation bonds from Cuyahoga County (which includes Cleveland), Cincinnati and Columbus. Additionally, I've bought more "recession-proof" issues like water and sewer bonds and essential services.
Q. HEALTH CARE IS STILL A LARGE PART OF THE FUND. ARE YOU CONCERNED ABOUT THE ABILITY OF OHIO HEALTH-CARE PROVIDERS TO COMPETE IN TODAY'S WORLD OF HMOS AND MANAGED CARE?
A. Like any other investor, I've tried to invest in the leading providers in each metropolitan area. In light of the rise of managed care in the United States, I've taken advantage of Fidelity's strong research capabilities to seek issuers that have a large market share in their respective location. In general, I'm looking for facilities with a management team that is preparing for the future, as opposed to one that will circle the wagons and fight out local turf wars.
Q. WHAT WERE SOME OTHER STRATEGIES OF NOTE?
A. In positioning the fund, I think about the Ohio component of the Lehman Brothers Municipal Bond Index as being representative of the Ohio municipal market. I've focused on improving the convexity of the portfolio. Like duration, convexity measures the sensitivity of a bond to interest rate changes. Generally the more convexity a bond has, the slower its price will fall and the faster it should rise when interest rates change. One way I've improved convexity is buying non-callable bonds - or those that can not be bought back by their issuer. Historically, non-callable bonds with good convexity have offered good performance characteristics without sacrificing yield.
Q. WERE THERE ANY CHANGES TO THE FUND'S INVESTMENT POLICY?
A. The fund is now permitted to buy any amount of municipal securities subject to the alternative minimum tax (AMT). The removal of the AMT restriction allows me more latitude in selecting specific securities. Instead of being constrained to specific sectors, I will be able to focus on all marketplace opportunities - including areas dominated by AMT securities, such as student loans and airports.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. As discussed before, for the first nine months of the year, tax-reform talk caused intermediate maturity bonds to outperform longer-term bonds. Thus, had the fund been in intermediates much earlier in the year, the performance of the fund would have been greater.
Q. WHAT'S YOUR OUTLOOK?
A. It has certainly been a tremendous year for all of the fixed-income markets. Investors, however, should not assume the bond markets will be able to maintain the torrid pace they set in 1995. Therefore, the greater part of total return in 1996 may come from income rather than price appreciation.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income for Ohio residents by
investing mainly in
longer-term,
investment-grade municipal
securities whose interest is
free from federal income tax
and Ohio individual income
tax
START DATE: November 15,
1985
SIZE: as of December 31,
1995, more than $404 million
MANAGER: Steven Harvey,
since 1994; manager,
Spartan Pennsylvania
Municipal Income, Spartan
Maryland Municipal Income
funds since 1993; and
Massachusetts Municipal
Income Fund, since 1995;
joined Fidelity in 1986
(checkmark)


STEVEN HARVEY ON THE
GATEWAY PROJECT AND THE
ECONOMIC DEVELOPMENT OF
DOWNTOWN CLEVELAND:
"Gateway - which includes
Jacobs Field and the Gund
Arena, the homes of the
Indians and the Cavaliers, as
well as a movie theater and
an adjoining shopping mall -
is an important part of the
resurgence of downtown
Cleveland. Because the fund
no longer owns any Gateway
bonds, recent press reports
about the facility's
construction cost overruns do
not concern me. What is
important to me is that
Cleveland and Cuyahoga
County have pledged their
credit to partially support the
development of Gateway, the
Rock and Roll Hall of Fame
and - depending on the
outcome of the situation -
the refurbishing of Cleveland
Municipal Stadium for a
football team. Because these
projects will continue to play a
big part in the vibrancy of
downtown Cleveland, I will
continue to follow their
progress closely. Additionally,
I will monitor how much of the
city and county's credit is
pledged in the future to each
project."
FIDELITY OHIO MUNICIPAL INCOME FUND
(FORMERLY FIDELITY OHIO TAX-FREE HIGH YIELD PORTFOLIO)

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF DECEMBER 31, 1995
                       % OF FUND'S INVESTMENT   % OF FUND'S INVESTMENT
                       S                        S
                                                IN THESE SECTORS
                                                6 MONTHS AGO

General Obligation     28.3                     21.6

Water & Sewer          21.4                     21.1

Health Care            11.3                     16.9

Escrowed/Prerefunded   8.4                      3.4

Lease Revenue          8.0                      5.0

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1995
               6 MONTHS AGO

Years   13.2   15.7

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1995
              6 MONTHS AGO

Years   7.4   8.4

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%,, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1995 AS OF JUNE 30, 1995
Aaa 45.8%
Aa, A 29.5%
Baa 12.6%
Ba, B 1.6%
Non-rated 4.8%
Short-term  investments 5.7%
Aaa 36.7%
Aa, A 20.8%
Baa 14.4%
Ba, B 7.1%
Non-rated 15.9%
Short-term investments 5.1%
Row: 1, Col: 1, Value: 45.8
Row: 1, Col: 2, Value: 29.5
Row: 1, Col: 3, Value: 12.6
Row: 1, Col: 4, Value: 1.6
Row: 1, Col: 5, Value: 4.8
Row: 1, Col: 6, Value: 5.7
Row: 1, Col: 1, Value: 36.7
Row: 1, Col: 2, Value: 20.8
Row: 1, Col: 3, Value: 14.4
Row: 1, Col: 4, Value: 7.1
Row: 1, Col: 5, Value: 15.9
Row: 1, Col: 6, Value: 5.1
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW ACCOUNT FOR 0.7% AND 10.5% OF THE FUND'S INVESTMENTS AT DECEMBER 31, 1995, AND JUNE 30, 1995, RESPECTIVELY. FIDELITY OHIO MUNICIPAL INCOME FUND
(FORMERLY FIDELITY OHIO TAX-FREE HIGH YIELD PORTFOLIO)

INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investments


MUNICIPAL BONDS - 94.3%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
OHIO - 88.6%
Adams County Valley Local School Dist.:
 Unltd. Tax:
  6.65% 12/1/03 (MBIA Insured)  Aaa $ 1,000,000 $ 1,147,500
  6.65% 12/1/04 (MBIA Insured)  Aaa  1,000,000  1,155,000
  6.65% 12/1/05 (MBIA Insured)  Aaa  1,000,000  1,161,250
Akron Parking Facs. Ltd. Tax:
 8.75% 11/1/03  A  160,000  201,400
 8.75% 11/1/04  A  160,000  204,400
 8.75% 11/1/05  A  160,000  207,000
Akron Str. Impt. Ltd. Tax Series 1985-1:
 8.75% 11/1/03  A  200,000  251,750
 8.75% 11/1/04  A  200,000  255,500
 8.75% 11/1/05  A  200,000  258,750
Alliance Wtrwks. Rev. (Cap. Appreciation) 0%
10/15/06 (FGIC Insured)  Aaa  765,000  452,306
Bedford Hosp. Impt. Rev. Rfdg. (Bedford Commty.
Hosp.) Series 1990, 8.50% 5/15/09
(Escrowed to Maturity) (d)  -  800,000  929,000
Berea Gen. Oblig. Ltd. Tax Rfdg.:
 0% 12/1/04  Aa  535,000  348,419
 5.125% 12/1/13  Aa  1,215,000  1,199,813
Berea Wtrwks. Rfdg. 0% 12/1/06  Aa  510,000  297,075
Berlin & Milan Local School Dist. Gen. Oblig.
7.45% 12/1/11  A  675,000  759,375
Bexley City School Dist. Gen. Oblig.:
 0% 12/1/06  Aa  440,000  256,300
 0% 12/1/07  Aa  540,000  297,675
 0% 12/1/08  Aa  540,000  280,125
Buckeye Local School Dist. Rfdg.:
 (Jefferson County):
  (Cap. Appreciation) 0% 12/1/06
  (AMBAC Insured)  Aaa  375,000  219,844
  0% 12/1/07 (AMBAC Insured)  Aaa  760,000  418,950
Buckeye Valley Local School Dist. (Delaware
County) Series A, 6.85% 12/1/15
(MBIA Insured)  Aaa  2,000,000  2,417,500
Butler County Hosp. Facs. Rev. Impt. Rfdg.
(Fort Hamilton-Hughes) 7.50% 1/1/10  Baa  1,500,000  1,575,000
Cambridge Hosp. Impt. Rev. Rfdg.
(Guernsey Mem. Hosp.) 8% 12/1/11  BBB  1,500,000  1,623,750
Clark County Hosp. Impt. Rev. Rfdg.
(Commty. Hosp.) Series A, 9.375%
4/1/08  A  800,000  822,360
Cleveland 6.75% 7/1/04 (MBIA Insured)
(Pre-refunded to 7/1/99 @102)(d)  Aaa  1,000,000  1,101,250
Cleveland Gen. Oblig. Rfdg.:
 5.30% 9/1/07 (AMBAC Insured)  Aaa  2,000,000  2,070,000
 5.375% 9/1/10 (AMBAC Insured)  Aaa  1,025,000  1,044,219
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
OHIO - CONTINUED
Cleveland Pub. Pwr. Sys. Rev. (Capital
Appreciation) (First Mtg.) Series A, 0%
11/15/08 (MBIA Insured)  Aaa $ 5,480,000 $ 2,856,450
Cleveland Rfdg. Series A, 6.75% 10/1/11
(AMBAC Insured)
(Pre-refunded to 10/1/01 @ 102) (d)  Aaa  1,850,000  2,106,688
Cleveland Wtrwks. Rev. Rfdg. (1st Mtg.):
 Series F-92 A:
  6.25% 1/1/15 (AMBAC Insured)  Aaa  3,000,000  3,187,500
  6.50% 1/1/21 (AMBAC Insured)
  (Pre-refunded to 1/1/02 @102) (d)  Aaa  1,000,000  1,125,000
  Series F-92 B, 6.25% 1/1/05
  (AMBAC Insured)  Aaa  1,000,000  1,093,750
  Series G:
   5.50% 1/1/08 (MBIA Insured)  Aaa  3,700,000  3,880,375
   5.50% 1/1/13 (MBIA Insured)  Aaa  11,475,000  12,020,062
   5.50% 1/1/21 (MBIA Insured)  Aaa  13,725,000  14,342,625
Columbus Gen. Oblig.:
 Series B:
  Rfdg.:
   5.80% 1/1/00  Aaa  1,000,000  1,058,750
   5.90% 1/1/01  Aaa  1,000,000  1,071,250
  9.50% 4/15/04  Aaa  500,000  669,375
  8.125% 5/1/01  Aaa  1,000,000  1,176,250
 Ltd. Tax 9.375% 4/15/07  Aaa  590,000  820,100
Columbus Gen. Oblig. Series 1, 6% 5/15/10  Aaa  1,000,000  1,075,000
Columbus Swr. Impt. #26-E 6.50% 9/15/01  Aaa  2,000,000  2,222,500
Columbus Wtrwks. Enlargement #44 6%,
5/1/12  Aaa  1,250,000  1,323,437
Cuyahoga County Gen. Oblig.:
 5.50% 11/15/05  Aa  2,400,000  2,559,000
 5.60% 5/15/13 (MBIA Insured)  Aaa  3,435,000  3,550,931
 Ltd. Tax 5.65% 5/15/18  Aa  1,295,000  1,309,569
Cuyahoga County Gen. Oblig. Cap.
Appreciation Unltd. Tax Rdfg. Series A:
  0% 10/1/08 (MBIA Insured)  Aaa  4,000,000  2,115,000
  0% 10/1/09 (MBIA Insured)  Aaa  4,200,000  2,084,250
  0% 10/1/10 (MBIA Insured)  Aaa  5,000,000  2,343,750
  0% 10/1/11 (MBIA Insured)  Aaa  2,400,000  1,068,000
  0% 1/1/12 (MBIA Insured)  Aaa  1,505,000  632,100
  0% 1/1/13 (MBIA Insured)  Aaa  3,000,000  1,196,250
Cuyahoga County Health Care Facs. Rev.
(Judson Retirement Commty.) 8.875%
11/15/19  -  2,500,000  2,687,500
Cuyahoga County Hosp. Rev. Rfdg.
(Cleveland Clinic Foundation) Series A:
  8% 12/1/08  Aa  1,000,000  1,078,750
  8% 12/1/15  Aa  2,250,000  2,415,937
Dayton Arpt. Rev. Rfdg. (James M. Cox
Dayton Intl. Arpt.) 5.15% 12/1/07
(AMBAC Insured)  Aaa  1,300,000  1,324,375
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
OHIO - CONTINUED
Defiance Gen. Oblig. Spl. Assessments
7% 12/1/11  A $ 365,000 $ 402,412
Delaware City School Dist. (Capital Appreciation)
(Construction & Impt.) Series B:
  0% 12/1/08 (FGIC Insured)  Aaa  1,100,000  569,250
  5.50% 12/1/08 (FGIC Insured)  Aaa  1,400,000  1,450,750
  0% 12/1/09 (FGIC Insured)  Aaa  1,000,000  481,250
Delaware County Wtr. & Swr. 6.50% 12/1/03  A1  1,750,000  1,968,750
Dublin School Dist. Unltd. Tax Rfdg. (Cap.
Appreciation) 0% 12/1/04 (AMBAC Insured)  Aaa  1,930,000  1,276,212
Fairfield City School Dist. Gen. Oblig.:
 7.10% 12/1/07 (FGIC Insured)  Aaa  1,120,000  1,327,200
 7.45% 12/1/14 (FGIC Insured)  Aaa  1,000,000  1,253,750
Franklin City School Dist. Gen. Oblig. Unltd. Tax
(Warren County Impt.) 7% 12/1/14  A  1,250,000  1,339,062
Franklin County Ltd. Tax:
 Rfdg. 5.375% 12/1/21  Aaa  4,000,000  4,010,000
 (Courthouse) 6.375% 12/1/17
 (Pre-Refunded to 12/1/01 @ 102) (d)  AAA  2,500,000  2,800,000
Franklin County Rev. (Online Computer Library Ctr.):
 7.20% 7/15/06  -  1,000,000  1,102,500
 6% 4/15/12  -  3,500,000  3,565,625
Granville Village School Dist. Rfdg.
(Cap. Appreciation):
  0% 12/1/06 (AMBAC Insured)  Aaa  625,000  366,406
  0% 12/1/07 (AMBAC Insured)  Aaa  665,000  366,581
  0% 12/1/08 (AMBAC Insured)  Aaa  650,000  336,375
  0% 12/1/09 (AMBAC Insured)  Aaa  645,000  313,631
Greene County 1st Mtg. Rev. (Fairview Extended
Care) Series A, 10.125% 1/1/11  -  140,000  158,725
Greene County Swr. Sys. Rev. (Cap. Appreciation)
0% 12/1/09, (AMBAC Insured)  Aaa  775,000  376,844
Hamilton County Gen. Oblig. 5.10% 12/1/11  Aa  1,525,000  1,498,312
Hamilton County Health Care Sys. Rev.:
 Rfdg. (Providence Hosp.-Franciscan Sisters
 PoorHealth Sys.) 6.875% 7/1/15  Baa1  5,000,000  5,125,000
 (Sisters of Charity Health Care) Series A:
  6.25% 15/08 (AMBAC Insured)  Aaa  4,220,000  4,541,775
  6.25% 5/15/14 (AMBAC Insured)  Aaa  1,000,000  1,060,000
Hamilton County Hosp. Facs. Rev.
 Rfdg. (Children's Hosp. Med. Ctr.)
 Series E, 5.20% 5/15/09 (MBIA Insured)  Aaa  2,465,000  2,449,594
 (Children's Hosp. Med. Ctr.) Series D, 5%
 5/15/13 (FGIC Insured)  Aaa  1,195,000  1,156,162
Hamilton County Swr. Sys. Rev.:
 Rfdg. & Impt. Series A:
  6% 12/1/05 (FGIC Insured)  Aaa  4,500,000  4,955,625
  6.70% 12/1/13
 (Pre-Refunded to 6/1/01 @ 102)(d)  A1  3,100,000  3,503,000
 Rfdg. & Impt. Metro. Swr. Dist. Series A,
 5.45% 12/1/09 (FGIC Insured)  Aaa  1,500,000  1,558,125
 Series A, 5.40% 12/1/08 (FGIC Insured)  Aaa  3,715,000  3,845,025
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
OHIO - CONTINUED
Hamilton Elec. Sys. Mtg. Rev. Rfdg.
Series 1992 A, 6% 10/15/08 (FGIC Insured)  Aaa $ 2,000,000 $ 2,112,500
Lakewood Gen. Oblig.:
 6.60% 12/1/08  Aa  1,525,000  1,759,469
 Series A, 6.60% 12/1/11  Aa  1,630,000  1,894,875
Lakota Local School Dist. Gen. Oblig. Rfdg.:
 (Cap. Appreciation):
  (Unltd. Tax) 0% 12/1/99  A1  445,000  376,025
  0% 12/1/00  A1  625,000  503,125
  0% 12/1/01  A1  590,000  449,875
  0% 12/1/02  A1  555,000  403,069
  0% 12/1/03  A1  260,000  177,450
  0% 12/1/04  A1  730,000  470,850
  0% 12/1/05  A1  690,000  420,037
  0% 12/1/06  A1  650,000  372,125
  0% 12/1/07  A1  610,000  330,162
Logan-Hocking Local School Dist. Rfdg. Series B,
0% 12/1/08 (AMBAC Insured)  Aaa  1,065,000  559,125
Lorain Gen. Oblig. Ltd. Tax 7.875% 12/1/09  Baa  1,000,000  1,115,000
Lorain Swr. Sys. Mtg. Rev. Rfdg. 8.75%
4/1/11 (Pre-Refunded to 4/1/98 @ 102)(d)  BBB-  2,815,000  3,142,244
Lowellville San. Swr. Sys. Rev. (Browning-Ferris
Industries, Inc.) 7.25% 6/1/06 (b)  A  1,400,000  1,452,500
Lucas County Convention Ctr. Site Acquisition
Bonds Ltd. Tax:
  6.50% 12/1/09  A  340,000  384,200
  6.50% 12/1/10  A  340,000  384,625
  6.50% 12/1/11  A  340,000  384,625
  6.50% 12/1/12  A  340,000  383,775
Lucas County Hosp. Rev. Rfdg. (Riverside Hosp.
Proj.) 7.625% 6/1/15  Baa1  7,485,000  7,676,167
Mahoning County Hosp. Facs. Rev. (YHA, Inc.
Proj.) Series A, 7% 10/15/14 (MBIA Insured)  Aaa  1,000,000  1,098,750
Mahoning County San. Swr. Sys. Rev. 7.50%
2/1/19 (BIG Insured)  Aaa  1,000,000  1,093,750
Mahoning Valley San. Dist.:
 7.85% 12/15/12  -  1,200,000  1,282,500
 7.85% 12/15/13  -  1,275,000  1,362,656
 7.75% 5/15/14  -  3,250,000  3,477,500
Marion County Health Care Facs. Rev.
Rfdg. & Impt. (United Church Homes, Inc. Proj.)
6.30% 11/15/15  BBB-  1,800,000  1,768,500
Marysville Village School Dist. Gen. Oblig. Rfdg.
(Cap. Appreciation):
  0% 12/1/05 (AMBAC Insured)  Aaa  795,000  498,862
  0% 12/1/06 (AMBAC Insured)  Aaa  750,000  444,375
  0% 12/1/07 (AMBAC Insured)  Aaa  690,000  384,675
Marysville Swr. Sys. Ltd. Tax 7.15% 12/1/11  A  500,000  551,250
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
OHIO - CONTINUED
Mason City Sch. Dist.:
 6.05% 12/1/09 (FGIC Insured)  A1 $ 1,225,000 $ 1,345,969
 6.15% 12/1/10 (FGIC Insured)  A1  1,420,000  1,574,425
Mentor Village School Dist. Gen. Oblig. Rdfg.
(Cap. Appreciation):
  0% 12/1/00 (MBIA Insured)  Aaa  755,000  608,719
  0% 12/1/01 (MBIA Insured)  Aaa  795,000  609,169
  0% 12/1/02 (MBIA Insured)  Aaa  845,000  616,850
  0% 12/1/03 (MBIA Insured)  Aaa  840,000  583,800
Mentor Gen. Oblig. Ltd. Tax Series 1991,
7.15% 12/1/11  A  500,000  545,625
Miami County Hosp. Facs. Rev. (Upper Valley
Med. Ctr. Proj.) Series B, 8.25% 5/1/04
(BIG Insured)  Aaa  445,000  472,256
Middleburg Heights Hosp. Impt. Rev. (Southwest
Gen. Hosp.) 7.20% 8/15/19
(Pre-Refunded to 8/15/01 @102)(d)  A  2,000,000  2,317,500
Muskingum County Rev. (Franciscan Health
Advisory Svcs.) 7.50% 3/1/12  BBB+  2,000,000  2,117,500
Newark Wtr. (Cap. Appreciation) 0% 12/1/07
(AMBAC Insured)  Aaa  455,000  253,662
Northeast Ohio Reg'l. Swr. Dist. Wastewtr. Rev. Rfdg.:
 6.25% 11/15/04 (AMBAC Insured)  Aaa  1,000,000  1,118,750
 5.50% 11/15/12 (AMBAC Insured)  Aaa  3,000,000  3,078,750
 5.60% 11/15/14 (AMBAC Insured)  Aaa  1,000,000  1,026,250
 5.60% 11/15/16 (AMBAC Insured)  Aaa  2,500,000  2,553,125
Ohio Air Quality Dev. Auth. Rev.:
 Rfdg. (Ohio Pwr. Co. Proj.)
 Series B, 7.40% 8/1/09  Baa1  3,250,000  3,505,937
 (Columbus & Southern Pwr. Co.) Series A,
 6.375% 12/1/20 (FGIC Insured)  Aaa  3,000,000  3,225,000
Ohio Bldg. Auth. (Workers Composition Bldg. A)
4.75% 4/1/14  A  6,620,000  6,082,125
Ohio Bldg. Auth. Facs.:
 Rfdg. (State Correctional Facs.) Series A:
  6.50% 10/1/03  A1  2,750,000  3,042,187
  5.70% 10/1/04  A1  1,125,000  1,205,156
  5.75% 10/1/05  A1  2,080,000  2,230,800
 (Administration Bldg. Fund Proj.) Series A:
  5.60% 10/1/07  A1  3,330,000  3,475,687
  5% 10/1/08  A1  3,205,000  3,168,944
 (Ohio Ctr. Arts) Series A, 5.45% 10/1/07  A1  2,000,000  2,082,500
 (Spl. Redemption Provision)
 7.30% 4/1/05 (MBIA Insured)
 (Pre-refunded to 4/1/00 @102) (d)  Aaa  1,200,000  1,363,500
Ohio Cap. Corp. for Hsg. Multi-Family Rev. Rfdg.:
 Series A, 7.50% 1/1/24 (FNMA Coll.)  AAA  1,000,000  1,072,500
 Series C, 7.375% 7/1/23 (FNMA Coll.)  AAA  2,000,000  2,095,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
OHIO - CONTINUED
Ohio Econ. Dev. Rev. Rfdg. (Kroger Co. Proj.)
Series 1992, 7.50% 9/1/10  Ba2 $ 2,000,000 $ 2,125,000
Ohio Expositions Commission Ctfs. of Prtn.
(Agricenter Facs.) 8.25% 10/1/06
(Pre-Refunded to 4/1/00 @ 101)(d)  -  1,150,000  1,334,000
Ohio Gen. Oblig.:
 (Cap. Appreciation Infrastructure)
 Series 1989, 0% 9/1/07  Aa  7,225,000  4,082,125
 Rfdg. (Infrastructure Impt.)
Series R, 5.45% 9/1/03  Aa  2,350,000  2,505,688
 (College Savings Bonds):
  0% 8/1/09  Aa  2,290,000  1,165,037
  0% 8/1/10  Aa  2,000,000  960,000
Ohio Higher Edl. Facs. Commission Rev.:
 Rfdg. (Case Western Reserve Univ. Proj.):
  Series B, 6.50% 10/1/20  Aa  2,250,000  2,652,188
  6% 10/1/14  Aa  1,500,000  1,651,875
  6.125% 10/1/15  Aa  2,000,000  2,240,000
  6.25% 10/1/16  Aa  2,500,000  2,846,875
  7.70% 10/1/18  Aa  70,000  75,513
 (Kenyon College Proj.):
  5.90% 12/1/06 (AMBAC Insured)  Aaa  1,000,000  1,070,000
  5.30% 12/1/08  A  1,115,000  1,128,938
 (Oberlin Coll. Proj.) 5.375% 10/1/15  AA  1,000,000  995,000
Ohio Infrastructure Impt. Rfdg. Series R, 0%
9/1/00  Aa  3,260,000  2,656,900
Ohio Liquor Profits Rev. Rfdg. 6.80% 9/1/98
(MBIA Insured)  Aaa  2,000,000  2,145,000
Ohio Poll. Cont. Rev. (Standard Oil Co.)
6.75% 12/1/15  Aa3  3,100,000  3,692,875
Ohio Pub. Facs. Commission Higher Ed. Cap. Facs.:
 Rfdg. Series II-A, 5.20% 5/1/05
 (AMBAC Insured)  Aaa  1,025,000  1,058,313
 Series II-A, 6.25% 5/1/99 (AMBAC Insured)  Aaa  4,000,000  4,250,000
 Series II-B, 5% 11/1/00 (MBIA Insured)  Aaa  4,000,000  4,125,000
Ohio Wtr. Dev. Auth. Impt. Rev. Rfdg. (Pure Wtr.)
5.50% 12/1/18 (AMBAC Insured)  Aaa  2,500,000  2,518,750
Ohio Wtr. Dev. Auth. Poll. Cont. Facs. Rev.:
 (Wtr. Control Loan Fd.) State Matching Series:
  6.50% 1/1/04 (MBIA Insured)  Aaa  1,000,000  1,125,000
  6.50% 12/1/05 (MBIA Insured)  Aaa  2,735,000  3,087,131
Ohio Wtr. Dev. Auth. Rev.:
 5.90% 12/1/21 (AMBAC Insured)  Aaa  2,500,000  2,606,250
 (Fresh Wtr.):
  6.25% 12/1/02 (AMBAC Insured)  Aaa  1,915,000  2,120,863
  6.25% 12/1/03 (AMBAC Insured)  Aaa  2,025,000  2,255,344
 (Pure Wtr.) Series I, 6% 12/1/16
 (AMBAC Insured)(Escrowed to Maturity)(d) Aaa 1,685,000 1,842,969 MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
OHIO - CONTINUED
Ohio Wtr. Dev. Auth. Solid Waste Disp. Rev.
(North Star BHP Steel - Cargill) 6.30% 9/1/20  Aa3 $ 3,500,000 $ 3,710,000
Ohio Gen. Oblig. (Infrastructure Impt.):
 6% 8/1/00  Aa  5,000,000  5,362,500
 5.75% 8/1/04  Aa  1,000,000  1,083,750
 6.50% 8/1/04  Aa  5,670,000  6,449,625
 6.65% 9/1/09  Aa  1,000,000  1,150,000
Olentangy Local School Dist. Gen. Oblig.:
 Unltd. Tax 7.75% 12/1/07 (BIG Insured)  Aaa  500,000  630,000
 7.75% 12/1/09 (BIG Insured)  Aaa  100,000  126,875
 7.75% 12/1/11 (BIG Insured)  Aaa  190,000  243,438
Ottawa County Gen. Oblig. Ltd. Tax 7.50%
10/1/14  A1  500,000  566,250
Ottawa County San. Swr. Sys. Rev. Rfdg.
(Cap. Appreciation) (Danbury Proj.) 0%
10/1/06 (AMBAC Insured)  Aaa  1,445,000  854,356
Pickerington Local School Dist.
7% 12/1/13 (AMBAC Insured)
(Pre-Refunded to 12/1/00 @ 102)  Aaa  1,000,000  1,138,750
Pickerington Local School Dist. Gen. Oblig.
Constr. & Impt. 5.8% 12/1/09 (FGIC Insured)  Aaa  1,000,000  1,080,000
Solon Gen. Oblig. (City Hall Impt.) 5.45%
12/1/13  Aa  1,000,000  1,003,750
South-Western City Sch. Dist. Gen. Oblig. Rfdg.
(Franklin & Pickway Counties) Series A,
6.20% 12/1/06 (AMBAC Insured)  Aaa  1,000,000  1,088,750
Southwest Local School Dist. Gen. Oblig.
(Hamilton County):
  0% 12/1/04 (AMBAC Insured)  Aaa  500,000  330,000
  0% 12/1/05 (AMBAC Insured)  Aaa  525,000  327,469
  0% 12/1/06 (AMBAC Insured)  Aaa  525,000  309,094
  0% 12/1/07 (AMBAC Insured)  Aaa  520,000  288,600
Stark County Gen. Oblig. 5.60% 11/15/08
(AMBAC Insured)  Aaa  1,150,000  1,188,813
Stark County Hosp. Rev. (Doctors Hosp. of
Stark County) 6% 4/1/13  Baa  5,840,000  5,453,100
Stark County Ind. Dev. Rev. Rfdg. (Kroger Co.)
7.20% 9/1/12  Ba2  3,100,000  3,220,125
Stow School Dist. Gen. Oblig. School Impt
Unltd. Tax 9.125% 12/1/06  A  590,000  777,325
Student Loan Fund Corp. Student Loan Rev.:
 Rfdg. Series A, 7.25% 2/1/08 (b)  A  4,000,000  4,285,000
 (Cincinnati Student Loan) Sr. Sub-Series A,
 5.75% 8/1/03  A1  2,000,000  2,060,000
Summit County Ind. Dev. Rev. Rfdg.
(Surnow Assoc. Proj. - Kroger Co.)
7.65% 10/1/06  Ba3  970,000  1,053,663
Tiffin San. Swr. Impt. Gen. Oblig. Ltd. Tax
7.10% 12/1/11  A  1,000,000  1,100,000
Toledo Gen. Oblig.:
 6.10% 12/1/04 (AMBAC Insured)  Aaa  1,750,000  1,861,563
 7.625% 12/1/04 (AMBAC Insured)  Aaa  1,000,000  1,218,750
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
OHIO - CONTINUED
Union County Gen. Oblig. (Mem. Hosp.)
7.40% 12/1/10  A1 $ 680,000 $ 746,300
Warren County Gen. Oblig.:
 6.10% 12/1/12  Aa  500,000  551,250
 Ltd. Tax 6.65% 12/1/11  Aa  500,000  581,875
Warren Hsg. Dev. Corp. Rev. (1st Mtg. Rev.)
Section 8:
  7.25% 6/1/04  -  200,000  206,250
  7.25% 6/1/05  -  200,000  206,250
  7.25% 6/1/06  -  200,000  206,250
  7.25% 6/1/07  -  200,000  206,250
  7.25% 6/1/08  -  200,000  206,250
Willoughby Gen. Oblig. Road Impt. Ltd. Tax
7.40% 12/1/11  A  1,200,000  1,482,000
Wright Univ. Gen. Receipts 5.15% 5/1/11
(AMBAC Insured)  Aaa  1,000,000  1,002,500
Xenia Hsg. Dev. Corp. Rev. 1st Lien (Xenia
Tower Proj.) Section 8, 7.75% 2/1/10  -  1,965,000  2,006,579
Youngstown Gen. Oblig. Ltd. Tax 7.55%
12/1/11  Baa  1,500,000  1,683,750
   351,957,987
PUERTO RICO - 5.7%
Puerto Rico Commonwealth Hwy. & Trans.
Auth. Hwy. Rev. Series T, 6.50% 7/1/22  Baa1  6,250,000  7,093,750
Puerto Rico Commonwealth Infrastructure
Fing. Auth. Spl. Tax Series 1988 A,
7.75% 7/1/08  Baa1  2,500,000  2,737,500
Puerto Rico Commonwealth Pub. Impt. Gen.
Oblig. Series 1990, 7.70% 7/1/20  Baa1  1,000,000  1,162,500
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
 Rfdg. Series S, 6.125% 7/1/09  Baa1  2,000,000  2,195,000
 Rfdg. Series W, 7% 7/1/07
 (MBIA Insured)  Aaa  6,000,000  7,080,000
 Series P, 7% 7/1/21  Baa1  2,000,000  2,292,500
   22,561,250
TOTAL MUNICIPAL BONDS
(Cost $355,330,051)   374,519,237
MUNICIPAL NOTES (A) - 5.7%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
OHIO - 5.7%
Columbus Gen. Oblig. Various Purpose Unltd. Tax
Series 1995-1, 4.90%,
BPA Westdeutsche Landesbank, VRDN  VMIG 1 $ 1,000,000 $ 1,000,000
Dayton Spl. Facs. Rev. Rfdg.
(Emery Air Freight Corp. Proj.):
  Series 1988 D, 6.10%,
  LOC Mellon Bank, VRDN (b)  -  4,500,000  4,500,000
  Series 1988 C, 6%, LOC Mellon Bank,
  VRDN  -  2,900,000  2,900,000
Ohio Air Quality Dev. Auth. Dev. Rev., VRDN:
 (JMG Funding) Series 1994 B, 5%,
 LOC Societe Generale (b)  VMIG 1  3,400,000  3,400,000
 (Cincinnati Gas & Elec.) Series A, 5.90%,
 LOC ABN-AMRO Bank  VMIG 1  400,000  400,000
Ohio State Univ. Rev. (Gen. Receipts)
Series 1985 B, VRDN:
  5.50%, LOC Nat'l. Westminster Bank PLC VMIG 1 1,100,000 1,100,000 5.50%, (BPA Nat'l Westminster Bank PLC) VMIG 1 3,600,000 3,600,000
Ohio Wtr. Dev. Auth. Envir. Impt. Rev. Rfdg.
(The Mead Corp.) Series 1986 B, 5.90%,
LOC Swiss Bank, VRDN  A-1+  2,200,000  2,200,000
Scioto County Hosp. Rev. (VHA Central Inc. Cap.
Asset Fin. Prog.) Series 1985 G, 5%,
(AMBAC Insured) (BPA First Nat'l. Bank),
VRDN   A-1  1,600,000  1,600,000
Student Loan Funding Corp. Cincinnati
Series 1992-A2, 5.25%, LOC National
Westminster Bank PLC, VRDN  VMIG 1  2,000,000  2,000,000
TOTAL MUNICIPAL NOTES
(Cost $22,700,000)   22,700,000
TOTAL INVESTMENTS - 100%
(Cost $378,030,051)  $ 397,219,237

SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(d) Security collateralized by an amount sufficient to pay interest and principal.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 72.9% AAA, AA, A 71.0%
Baa  10.5% BBB 7.9%
Ba  1.6% BB 0.0%
B  0.0% B 0.0%
Caa  0.0% CCC 0.0%
Ca, C  0.0% CC, C 0.0%
   D 0.0%
The percentage not rated by either S&P or Moody's amounted to 4.8%. FMR has determined that unrated debt securities that are lower quality account for 0.7% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   28.3%
Water & Sewer   21.4
Health Care   11.3
Others
 (individually less than 10%)   39.0
TOTAL   100.0%
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $378,030,051. Net unrealized appreciation aggregated $19,189,186 of which $19,563,454 related to appreciated investment securities and $374,268 related to depreciated investment securities.
At December 31, 1995, the fund was required to defer $1,199,449 of losses on futures contracts.
FIDELITY OHIO MUNICIPAL INCOME FUND
(FORMERLY FIDELITY OHIO TAX-FREE HIGH YIELD PORTFOLIO)

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1995

5.ASSETS                                                         6.           7.

8.Investment in securities, at value (cost $378,030,051)         9.           $ 397,219,237
-
See accompanying schedule

10.Receivable for investments sold                               11.           6,713,224

12.Interest receivable                                           13.           5,158,552

14. 15.TOTAL ASSETS                                              16.           409,091,013

17.LIABILITIES                                                   18.          19.

20.Payable to custodian bank                                     $ 137,994    21.

22.Payable for investments purchased                              3,790,689   23.

24.Payable for fund shares redeemed                               107,866     25.

26.Distributions payable                                          381,108     27.

28.Accrued management fee                                         133,193     29.

30.Other payables and accrued expenses                            96,989      31.

32. 33.TOTAL LIABILITIES                                         34.           4,647,839

35.36.NET ASSETS                                                 37.          $ 404,443,174

38.Net Assets consist of:                                        39.          40.

41.Paid in capital                                               42.          $ 386,152,638

43.Accumulated undistributed net realized gain (loss)            44.           (898,650)
on investments

45.Net unrealized appreciation (depreciation)                    46.           19,189,186
on investments

47.48.NET ASSETS, for 34,899,139 shares outstanding              49.          $ 404,443,174

50.51.NET ASSET VALUE, offering price and redemption             52.           $11.59
price per share ($404,443,174 (divided by) 34,899,139 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

53.54.INTEREST INCOME                                      55.            $ 23,481,071

56.EXPENSES                                                57.            58.

59.Management fee                                          $ 1,547,084    60.

61.Transfer agent, accounting and custodian fees            621,233       62.
and expenses

63.Non-interested trustees' compensation                    2,614         64.

65.Registration fees                                        9,369         66.

67.Audit                                                    37,368        68.


69.Legal                                                    2,647         70.


71.Miscellaneous                                            2,668         72.

73. 74.TOTAL EXPENSES                                      75.             2,222,983

76.77.NET INTEREST INCOME                                  78.             21,258,088

79.REALIZED AND UNREALIZED GAIN (LOSS)                     81.            82.
80.Net realized gain (loss) on:

83. Investment securities                                   2,748,462     84.

85. Futures contracts                                       (1,255,651)    1,492,811

86.Change in net unrealized appreciation (depreciation)    87.             34,935,377
on investment securities

88.89.NET GAIN (LOSS)                                      90.             36,428,188

91.92.NET INCREASE (DECREASE) IN NET ASSETS                93.            $ 57,686,276
RESULTING FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEARS ENDED DECEMBER 31,

                                                            1995                       1994

94.INCREASE (DECREASE) IN NET ASSETS

95.Operations                                               $ 21,258,088               $ 23,627,156
Net interest income

96. Net realized gain (loss)                                 1,492,811                  4,739,999

97. Change in net unrealized appreciation (depreciation)     34,935,377                 (53,200,362)

98. 99.NET INCREASE (DECREASE) IN NET ASSETS                 57,686,276                 (24,833,207)
RESULTING FROM OPERATIONS

100.Distributions to shareholders                            (21,258,088)               (23,627,156)
From net interest income

101. From net realized gain                                  -                          (6,768,869)

102. 103.TOTAL  DISTRIBUTIONS                                (21,258,088)               (30,396,025)

104.Share transactions                                       98,716,714                 98,297,570
Net proceeds from sales of shares

105. Reinvestment of distributions                           16,250,656                 23,452,964

106. Cost of shares redeemed                                 (97,218,900)               (174,126,840)

107.108.                                                     17,748,470                 (52,376,306)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

109.                                                         54,176,658                 (107,605,538)
110.TOTAL INCREASE (DECREASE) IN NET ASSETS

111.NET ASSETS                                              112.                       113.

114. Beginning of period                                     350,266,516                457,872,054

115. End of period                                          $ 404,443,174              $ 350,266,516

116.OTHER INFORMATION                                       118.                       119.
117.Shares

120. Sold                                                    8,863,429                  8,731,920

121. Issued in reinvestment of distributions                 1,447,995                  2,111,339

122. Redeemed                                                (8,706,556)                (15,641,231)

123. Net increase (decrease)                                 1,604,868                  (4,797,972)


FINANCIAL HIGHLIGHTS

                                   YEARS ENDED DECEMBER 31,

                                   1995                       1994        1993A       1992        1991

124.SELECTED PER-SHARE
DATA

125.Net asset value,               $ 10.520                   $ 12.020    $ 11.550    $ 11.320    $ 10.840
beginning of period

126.Income from                     .618                       .657        .693        .718        .719
Investment Operations
Net interest income

127. Net realized and               1.070                      (1.310)     .720        .230        .480
unrealized gain (loss)

128. Total from                     1.688                      (.653)      1.413       .948        1.199
investment operations

129.Less Distributions              (.618)                     (.657)      (.693)      (.718)      (.719)
From net interest
 income

130. From net realized              -                          (.190)      (.250)      -           -
 gain

131. Total distributions            (.618)                     (.847)      (.943)      (.718)      (.719)

132.Net asset value, end           $ 11.590                   $ 10.520    $ 12.020    $ 11.550    $ 11.320
of period

133.TOTAL RETURN                    16.39                      (5.55)      12.56       8.66        11.45
                                   %                          %           %           %           %

134.RATIOS AND SUPPLEMENTAL DATA

135.Net assets, end of             $ 404,443                  $ 350,267   $ 457,872   $ 384,861   $ 327,767
period (000 omitted)

136.Ratio of expenses to            .58                        .57%        .57         .61         .64
average net assets                 %                                      %           %           %

137.Ratio of net interest           5.52                       5.88%       5.67        6.31        6.53
income to average net              %                                      %           %           %
assets

138.Portfolio turnover              48                         22%         41          20          11
rate                               %                                      %           %           %


A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
(FORMERLY FIDELITY OHIO MUNICIPAL MONEY MARKET PORTFOLIO)

PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in a fund's share price over a given period and reinvestment of its dividends (or income). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses during the periods shown, the past five years and life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995                  PAST 1   PAST 5   LIFE OF
                                                 YEAR     YEARS    FUND

Fidelity Ohio Municipal Money Market Fun         3.48%    16.33%   25.84%
d

Average Ohio Tax-Free Money Market Fun           3.48%    15.78%   n/a
d

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on August 29, 1989. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the average Ohio tax-free money market fund, which reflects the performance of 11 Ohio tax-free money market funds with similar objectives tracked by IBC/Donoghue over the past year. Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report. (The periods covered by the IBC/Donoghue numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995                  PAST 1   PAST 5   LIFE OF
                                                 YEAR     YEARS    FUND

Fidelity Ohio Municipal Money Market Fun         3.48%    3.07%    3.69%
d

Average Ohio Tax-Free Money Market Fun           3.48%    2.97%    n/a
d

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
                           12/26/94   3/27/95    6/26/95   10/2/95   1/1/96



Fidelity Ohio Municipal    3.96%      3.53%      3.57%     3.66%     4.06%
Money Market Fund



Average Ohio Tax-Free      3.78%      3.51%      3.63%     3.65%     4.03%
Money Market Fund



Ohio Municipal Money       6.69%      5.94%      6.03%     6.17%     6.86%
Market Tax-equivalent




Portion of the fund's      0.74%      4.10%      0.0%      2.30%     0.0%
income subject to state
taxes


Row: 1, Col: 1, Value: 3.96
Row: 1, Col: 2, Value: 3.78
Row: 2, Col: 1, Value: 3.53
Row: 2, Col: 2, Value: 3.51
Row: 3, Col: 1, Value: 3.57
Row: 3, Col: 2, Value: 3.63
Row: 4, Col: 1, Value: 3.66
Row: 4, Col: 2, Value: 3.65
Row: 5, Col: 1, Value: 4.06
Row: 5, Col: 2, Value: 4.03
Ohio Municipal
Money Market
Fund
Average Ohio
Tax-Free Money
Market Fund
5% -
4% -
3% -
2% -
1% -
0%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the average Ohio tax-free money market fund. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1995 federal and state income tax rate of 40.80% and reflects that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the
tax-free yield - makes the
comparison more meaningful.
Keep in mind that the U.S.
government neither insures nor
guarantees a money market
fund. And there is no
assurance that a money fund
will maintain a $1 share price.
(checkmark)
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
(FORMERLY FIDELITY OHIO MUNICIPAL MONEY MARKET PORTFOLIO)

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Jan Bradburn,
Portfolio Manager of Fidelity Ohio Municipal Money Market Fund
Q. JAN, WHAT KIND OF INVESTMENT CLIMATE DID YOU OPERATE IN DURING 1995?
A. The distinguishing features of the past year were slow to moderate growth, declining interest rates and mild inflationary pressures. Together, they made for a far more attractive set of conditions than what appeared to be in store for us at the beginning of the year. Back then, the Federal Reserve was still doing its best to put the brakes on a rapidly expanding economy, in hopes of preventing an outbreak of inflation. Accordingly, the Fed raised the interest rate banks charge each other for overnight loans - known as the federal funds rate - one-quarter percentage point in February 1995. It was the seventh rate increase during the past 12 months and it lifted the federal funds rate to 6.00%. But when growth slowed to an annual rate of 1.3% during the second quarter of 1995, down from 2.7% during the first quarter, we began to hear warnings that the economy might be headed for another recession. At that point the Fed shifted to an easing mode, twice lowering the federal funds rate one-quarter percentage point - first on July 6, 1995 and again just before the period ended, on December 19, 1995.
Q. WHAT WAS YOUR STRATEGY DURING THE YEAR?
A. The fund's average maturity was 54 days when the period began. That's a neutral posture, and was appropriate given the unstable conditions that prevailed. Once supply entered the market in early summer, I extended the fund's average maturity, reaching 72 days by the end of June and staying close to that for the next several months. As of December 31, 1995, the fund's average maturity stood at 59 days - back in the neutral range.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on December 31, 1995 was 4.04%, little changed from 4.15% a year ago. For Ohio investors in the 40.80% combined federal and state income-tax bracket, the latest yield was the equivalent of a 6.82% yield on a taxable investment. Through December 31, 1995, the fund's one-year total return was 3.48%, compared to 3.48% for the average Ohio tax-free money market fund, according to IBC/Donoghue.
Q. WHAT'S THE OUTLOOK?
A. Given the prospects for continued slow growth and benign inflation, I think it's unlikely that we've seen the last of the Fed rate cuts in the current cycle. One variable I'll be watching closely in the coming months is the status of the budget debate in Washington. A balanced budget agreement between the White House and Congress would likely have a restrictive effect on economic growth, which the Fed in turn might seek to offset by lowering interest rates. So, in the months ahead, I'll look for opportunities to lock in longer-term securities at attractive rates, but I probably won't move the fund's average maturity much beyond 60 days. My goal is to capture a portion of the higher yields available from longer-term securities without giving up the flexibility to respond to changing conditions.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income while maintaining a
stable $1.00 share price.
Invests in high-quality,
short-term municipal money
market securities whose interest
is free from federal income tax
and Ohio individual income tax
START DATE: August 29, 1989
SIZE: as of December
31,1995, more than $296
million
MANAGER: Janice Bradburn,
since 1993; manager, Fidelity
Massachusetts Municipal
Money Market and Spartan
Massachusetts Municipal
Money Market, since 1992;
Fidelity New York Municipal
Money Market, since 1989;
Spartan New York Municipal
Money Market, since 1990,
and Spartan Florida Money
Market, since 1995; joined
Fidelity in 1989
(checkmark)

WORDS TO KNOW
COMMERCIAL PAPER: A security
issued by a municipality to
finance capital or operating
needs.
FEDERAL FUNDS RATE: The interest
rate banks charge each other
for overnight loans.
MATURITY: The time remaining
before an issuer is scheduled
to repay the principal amount
on a debt security. When the
fund's average maturity -
weighted by dollar amount -
is short, the fund manager is
anticipating a rise in interest
rates. When the average
maturity is long, the manager
is expecting rates to fall. When
the average maturity is
neutral, the manager wants
the flexibility to respond to
rising rates, while still
capturing a portion of the
higher yields available from
issues with longer maturities.
MUNICIPAL NOTE: A security
issued in advance of future tax
or other revenues and payable
from those specific sources.
TENDER BOND: A variable-rate,
long-term security that gives
the bond holder the option to
redeem the bond at face value
before maturity.
VARIABLE RATE DEMAND NOTE
(VRDN): A tender bond that
can be redeemed on short
notice, typically one or seven
days. VRDNs are useful in
managing the fund's average
maturity and liquidity.
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
(FORMERLY FIDELITY OHIO MUNICIPAL MONEY MARKET PORTFOLIO)



INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            12/31/95           6/30/95            12/31/94

0 - 30       62                 60                 61

31 - 90        15               10                 16

91 - 180     12                 13                 15

181 - 397    11                  17                8

WEIGHTED AVERAGE MATURITY
                         12/31/95   6/30/95   12/31/94

Ohio Municipal
Money Market Fund        59 days    72 days   54 days

Average Ohio Tax-Free
Money Market Fund*       60 days    55 days   55 days

ASSET ALLOCATION
AS OF DECEMBER 31, 1995 AS OF JUNE 30, 1995

Row: 1, Col: 1, Value: 60.0
Row: 1, Col: 2, Value: 5.0
Row: 1, Col: 3, Value: 8.0
Row: 1, Col: 4, Value: 26.0
Row: 1, Col: 5, Value: 2.0
Row: 1, Col: 1, Value: 51.0
Row: 1, Col: 2, Value: 8.0
Row: 1, Col: 3, Value: 15.0
Row: 1, Col: 4, Value: 25.0
Row: 1, Col: 5, Value: 2.0
Variable rate
demand notes
(VRDNs) 60%
Commercial
paper 5%
Tender bonds 8%
Municipal
notes 26%
Other 1%
Variable rate
demand notes
(VRDNs) 51%
Commercial
paper 8%
Tender bonds 15%
Municipal
notes 25%
Other 1%
* SOURCE: IBC/DONOGHUE'S MONEY FUND REPORT(registered trademark)
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
(FORMERLY FIDELITY OHIO MUNICIPAL MONEY MARKET PORTFOLIO)

INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investments


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - 100.0%
Ashtabula County Hosp. Facs. Rev. (Ashtabula Medical Center
Proj.) 5.20%, LOC Bank One Cleveland, VRDN (b)  $ 4,000,000 $ 4,000,000
Bedford Heights Ind. Dev. Rev. (Olympic Steel) Series 1989,
5.30%, LOC Nat'l. City Bank, Cleveland, VRDN (b)   1,400,000  1,400,000
Berea BAN 4.07% 10/24/96   1,500,000  1,501,984
Brook Park BAN 4.25% 7/5/96   1,040,000  1,041,522
Brooklyn BAN 4.15% 8/7/96   2,100,000  2,103,911
Butler County BAN:
 Series B, 4.10% 4/19/96   1,200,000  1,201,386
 Series C, 4.12% 3/15/96   900,000  900,743
 5.07% 3/15/96   2,250,000  2,252,043
 4.74% 4/19/96   4,250,000  4,255,351
Butler County Ind. Dev. Rev. (Trey Corrugated Inc.) Series 1995,
5.40%, LOC First of America Indiana, VRDN (b)   5,475,000  5,475,000
Centerville School Dist. BAN 4.40% 3/14/96   2,000,000  2,002,134
Chillicothe BAN 4.04% 7/5/96   1,000,000  1,000,683
Clermont County Ind. Dev. Rev. (American Micro Products
Proj.) 5.40%, LOC Star Bank,VRDN (b)   5,815,000  5,815,000
Cleveland-Cuyahoga County Port Auth. Rev.
(Rock'n Roll Hall of Fame & Museum Proj.), 5.15%,
LOC Credit Local De France, VRDN   5,400,000  5,400,000
Cleveland Reg'l. Transit Auth. BAN 4.10% 4/10/96   4,000,000  4,003,703
Clinton County Arpt. Facs. Rev. (Wilmington Air Park Inc.)
Series 1991, 5.15%, LOC Wachovia Bank, VRDN   5,000,000  5,000,000
Columbus Sewerage Sys. Rev. Rfdg.
Series 1994, 4.95%, VRDN   4,500,000  4,500,000
Columbus Various Purp. Unltd. Tax Rev.
Series 1995-1, 4.90% SBPA Westdeutsche Landesbank,
VRDN   3,900,000  3,900,000
Cuyahoga County Gen. Oblig. Bonds 3.75% 11/15/96   775,000  775,000
Cuyahoga County Health Care Facs. Rev.
(Benjamin Rose Institute Proj.) Series 1995 B, 5.20%,
LOC Key Corp. VRDN   1,750,000  1,750,000
Dayton Airport Impt. Auth. BAN 4.05% 7/25/96   675,000  675,545
Dayton Spl. Facs. Rev. Rfdg. (Emery Air Freight Corp. Proj.), VRDN:
 Series 1988 D, 6.10%, LOC Mellon Bank (b)   2,100,000  2,100,000
 Series 1993-E, 5.40%, LOC Mellon Bank   6,000,000  6,000,000
Fairfax Ind. Dev. Rev. (Johnson & Hardin Co. Proj.)
Series 1990, 5.50%, LOC PNC Bank Ohio., VRDN (b)   3,000,000  3,000,000
Franklin County Ind. Dev. Rev.:
 Rfdg. (Alco Standard Corp. Proj.) Series 1994, 5.35%,
 LOC Nationsbank NC, VRDN   1,700,000  1,700,000
 (Inland Products Inc.) 5.50%, LOC PNC Bank, Ohio,
 VRDN (b)   900,000  900,000
Hamilton County Health Care Facs. Rev.
(West Park Retirement Commty.) Series 1989, 5.10%,
LOC Fifth Third Bank, Cincinnati, VRDN   7,850,000  7,850,000
Holmes County Ind. Dev. Rev. (Poultry Processing, Inc.)
Series 1990, 5.30%, LOC Rabobank Nederland,
VRDN (b)   500,000  500,000
Lake County BAN 4.07% 10/10/96   1,680,000  1,681,494
Lakewood City BAN 4.75% 5/10/96   1,286,800  1,288,551
Lucas County Water & Swr. BAN 4.25% 11/28/96   2,000,000  2,007,862
Marion City BAN 5% 4/25/96   3,200,000  3,203,842
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Marion County Hosp. Impt. Rev. (Pooled Lease Prog.), VRDN:
 Series 1991, 5.20%, LOC Bank One, Columbus  $ 2,605,000 $ 2,605,000
 Series 1992, 5.20%, LOC Bank One, Akron   5,405,000  5,405,000
Medina County Ind. Dev. Rev. (North American Roto Engravers,
Inc. Proj.) Series 1988 5.35%,
LOC Bank One, Akron , VRDN (b)   755,000  755,000
Mentor City BAN 4.30% 8/8/96   4,980,000  4,994,835
Middletown Ind. Dev. Rev. (Pilot Chemical Proj.) 5.35%,
LOC Bank One, Dayton, VRDN (b)   2,700,000  2,700,000
Montgomery County BAN:
 5% 1/26/96   4,610,000  4,612,266
 5% 4/26/96   1,595,000  1,598,353
 5% 4/26/96   5,615,000  5,626,827
Ohio Air Dev. Auth. Air Quality Dev. Rev., VRDN (b):
 Series 1994-A, 5%, LOC Societe Generale   13,500,000  13,500,000
 Series 1994-B, 4.25%, LOC Societe Generale   3,000,000  3,000,000
Ohio Air Quality Dev. Auth. Envir. Impt. Rev. Bonds (USX Corp.)
3.70% tender 5/1/96, LOC Wachovia Bank   1,730,000  1,730,000
Ohio Air Quality Dev. Auth. Poll. Cont. Rev. Bonds:
 (Cleveland Electric Co.)
 3.75%, tender 2/9/96 (FGIC Insured)   700,000  700,000
 (Duquesne Light Co.) 3.70%, tender  2/8/96,
 LOC Toronto Dominion Bank (b)   3,000,000  3,000,000
Ohio Air Quality Dev. Auth. Rev., VRDN (b):
 (JMG Funding Ltd.):
  Series B, 5%, LOC Societe Generale   8,000,000  8,000,000
  5%, LOC Societe Generale   2,000,000  2,000,000
Ohio Bldg. Auth. Bonds Series 1995 A, 3.65% 10/1/96   1,000,000  1,000,000
Ohio Hsg. Fin. Agcy. Multifamily Hsg.
(Kenwood Congregate Retirement Commty. Proj.) 3.90%,
LOC Morgan Guaranty Trust Co., VRDN   2,100,000  2,100,000
Ohio Hsg.  Fin. Auth. Participating VRDN, Series PA-93,
5.15% (Liquidity Facility Merrill Lynch)(b)(c)   3,265,000  3,265,000
Ohio Hsg. Single Family Mtg. Rev. Bonds:
 Series C-16, 3.95% tender 2/1/96
 (Liquidity Facility Citibank)   6,910,000  6,910,000
 Series C-19, 3.95%, tender 8/1/96
 (Liquidity Facility Citibank)   7,190,000  7,190,000
Ohio Ind. Dev. Rev., VRDN (b):
 (Aerolite Extrusion) Series 1991 IA, 5.30%,
 LOC Nat'l. City Bank of Columbus   180,000  180,000
 (Anomatic Corp.) Series 1989 I, 5.30%,
 LOC Nat'l. City Bank of Columbus   240,000  240,000
 (Arthur Corp.) Series 1989 IIIA, 5.30%,
 LOC Nat'l. City Bank of Columbus   255,000  255,000
 (Burnham Corp.):
  Series 1987 N, 5.30%, LOC Bank One, Columbus   380,000  380,000
  Series 1988 II, 5.30%, LOC PNC Bank, Ohio   355,000  355,000
 (CCE Inc.) Series 1989, 5.30%,
 LOC Nat'l. City Bank of Columbus, VRDN   910,000  910,000
 (Carpenter/Clapp & Haney Tool Co.) Series 1987 P,
 5.30%, LOC Bank One, Columbus   360,000  360,000
 (Cole Tool & Die) Series 1988 H, 5.30%,
 LOC Bank One, Columbus   220,000  220,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Ohio Ind. Dev. Rev. - continued
 (Corpad Head Co.) Series 1988 II, 5.30%,
 LOC PNC Bank, Ohio  $ 555,000 $ 555,000
 (Die Matic Inc.) Series O, 5.30%, LOC Bank One, Columbus   335,000
335,000
 (Dramex Int'l., Inc.):
  Series 1988 I, 5.30%, LOC Bank One, Columbus   1,000,000  1,000,000
  Series 1988 II, 5.30%, LOC PNC Bank, Ohio   200,000  200,000
 (EF Realty) Series A, 5.30%,
 LOC Nat'l. City Bank, Cleveland   160,000  160,000
 (EPIC Technologies Inc.) Series 1988 D, 5.30%,
 LOC Bank One, Columbus   250,000  250,000
 (Economy Machine & Tool Inc. Proj.) Series 1988 II,
 5.30%, LOC PNC Bank Ohio   100,000  100,000
 (Gary W. James) Series 1986 B, 4.30%,
 LOC Nat'l City Bank of Columbus   265,000  265,000
 (HGN Realty/Shalmet Ohio, Inc.) Series 1989 III A,
 5.30%, LOC Nat'l City Bank of Columbus   1,720,000  1,720,000
 (Hydro Tube Corp.) 5.30%,
 LOC Nat'l. City Bank Columbus   90,000  90,000
 (K&S Realty) Series 1989 I, 5.30%, LOC Nat'l City Bank   300,000  300,000
 (K&S Realty/Starr Fabricating, Inc.) Series 1989 III,
 5.30%, LOC Nat'l. City Bank of Columbus   230,000  230,000
 (Kaufmans Bakery) Series K, 5.30%,
 LOC Bank One, Columbus   795,000  795,000
 (Midwest Acoust-A-Fiber, Inc.) Series 1989 I, 5.30%,
 LOC Nat'l City Bank of Columbus   535,000  535,000
 (Morrow Macke Realty) Series 1988 C, 5.30%,
 LOC Bank One, Columbus   640,000  640,000
 (Oak Printing) Series 1991, 5.30%,
 LOC Nat'l. City Bank of Columbus   450,000  450,000
 (Plasticos Co.) Series 1989 IIIA, 5.30%,
 LOC Nat'l. City Bank of Columbus   620,000  620,000
 (Prentke Romich) Series 1989 III, 5.30%,
 LOC Nat'l. City Bank of Columbus   95,000  95,000
 (SBD Properties Co.) Series 1986 L, 5.30%,
 LOC Nat'l. City Bank of Columbus   190,000  190,000
 (Samuel and Annie Sherman) Series 1989 III A, 5.30%,
 LOC Nat'l City Bank of Columbus   300,000  300,000
 (Sheffield Steel) Series 1988 B, 5.30%,
 LOC Bank One, Columbus   50,000  50,000
 (Southwest Fin. Svcs.) Series 1986, 5.30%,
 LOC Nat'l. City Bank of Columbus   75,000  75,000
 (Standby Screw) Series 1991, 5.30%,
 LOC Nat'l. City Bank of Columbus   745,000  745,000
 (Steubenville Area) Series 1988 II, 5.30%,
 LOC PNC Bank, Ohio   345,000  345,000
 (Thomas K. Issacs) Series 1990 IB, 5.30%,
 LOC Nat'l. City Bank of Columbus   210,000  210,000
 (United Steel Svc.) Series 1988 J, 5.30%,
 LOC Bank One, Coloumbus   640,000  640,000
 (VRE Inc.) Series F, 5.30%, LOC Bank One, Columbus   190,000  190,000
 (Walker-Williams Lumber Co.) Series 1989 IIIA, 5.30%,
 LOC Nat'l. City Bank of Columbus   1,130,000  1,130,000
 (Wooster Iron Metal Co.) Series 1988 R, 5.30%,
 LOC Bank One, Columbus   430,000  430,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Ohio Infrastructure Impt. Bonds 7% 9/1/96  $ 1,000,000 $ 1,039,196
Ohio Poll. Cont. Rev. Bonds (Sohio Air Proj. British
Petroleum Co.) Series 1995, 6%,VRDN   1,400,000  1,400,000
Ohio Single Family Mtg. Bonds Series C-18, 3.95%,
tender 8/1/95 (Liquidity Facility Citibank)(b)   4,300,000  4,300,000
Ohio Water Dev. Auth. Poll. Cont. Facs. Bonds:
 Rfdg. (Cleveland Elec. Proj.) Series 1988 A, 3.75%,
 tender 2/9/96 (FGIC Insured)   5,000,000  5,000,000
 (Duquesne Light Co. Proj.):
  3.80%, tender 1/26/96,
  LOC Toronto Dominion Bank (b)   2,000,000  2,000,000
   3.75%, tender 2/16/96,
  LOC Toronto Dominion Bank (b)   3,500,000  3,500,000
Ohio Water Dev. Auth. Solid Waste Disp. Rev.
(American Steel & Wire Corp.) 5.50%,
LOC Bank of America Illinois, VRDN (b)   3,900,000  3,900,000
Ohio Water Dev. Auth. Participating VRDN, Series PA-1016B,
5.15%, (Liquidity Facility Merrill Lynch)(c)   3,080,000  3,080,000
Oregon City Waste BAN 4% 12/19/96   4,900,000  4,920,511
Ross County Hosp. Facs. Rev. (Medical Center Hosp. Proj.)
 Series 1995, 5.15%, LOC Fifth Third Bank, VRDN   2,000,000  2,000,000
Scioto County Hosp. Rev., VRDN:
 (VHA Capital Asset Fin. Prog.):
  Series 1985 D, 5%,(AMBAC Insured)   1,000,000  1,000,000
  Series 1985 E, 5% (AMBAC Insured) VRDN   1,400,000  1,400,000
Scioto County Marine Term. Facs. Rev. (Norfolk Southern
Corp. Proj.) 5.10%, VRDN   1,300,000  1,300,000
Shaker Heights BAN 4.30% 10/18/96   3,860,000  3,873,294
Sharonville Ind. Dev. Rev. (Xtec, Inc.) Series 1991, 5.35%,
LOC Fifth Third Bank, VRDN (b)   1,200,000  1,200,000
Solon Ind. Dev. Rev. (Cleveland Twist Drill Co.) Series 1995,
5.50%, LOC NationsBank (b)   1,000,000  1,000,000
Stark County Ind. Dev. Rev. (Liquid Cont. Corp. Proj.)
Series 1987, 5.35%, LOC Bank One, VRDN (b)   370,000  370,000
Student Loan Funding Corp. Student Loan Rev., VRDN (b):
 Series 1990-A1, 4.25%, LOC Nat'l. Westminster   4,700,000  4,700,000
 Series 1990-A2, 5.25%, LOC Nat'l. Westminster   7,700,000  7,700,000
 Series 1990-A3, 5.25%, LOC Nat'l. Westminster   6,400,000  6,400,000
Summit County BAN:
 5% 3/7/96   4,000,000  4,002,409
 4.25% 6/6/96   4,000,000  4,004,118
Summit County Ind. Dev. Rev. Bonds:
 (Kuchard Proj.) 4.05%, tender 4/1/96,
  LOC Bank One, Akron   510,000  510,000
 (SGS Tool Co. Proj.) 3.90%, tender 4/1/96,
 LOC Bank One, Akron   2,300,000  2,300,000
 (Spark Tec Int'l. Proj.) Series 1989, 4%, tender 5/1/96,
 LOC Bank One, Columbus (b)   340,000  340,000
Summit County Ind. Dev. Rev., VRDN (b):
 Series 1995 A, 5.40%,
 LOC Nat'l. City Bank of Columbus   2,200,000  2,200,000
 (Kuchar Proj.) Series 1987, 5.35%,
 LOC Bank One, Akron   995,000  995,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Summit County Ind. Dev. Rev., VRDN (b) - continued
 (Keltec Inc. Proj.) Series 1987, 5.35%,
 LOC Bank One, Akron  $ 380,000 $ 380,000
 (Mannix County Proj.) Series 1987, 5.35%,
 LOC Bank One, Akron   2,100,000  2,100,000
 (Triumph Holdings Proj.) 5.40%,
 LOC Nat'l. City Bank of Columbus   1,850,000  1,850,000
Toledo-Lucas County Convention & Visitors Bureau Rev. Rfdg.
(Toledo-Lucas County Convention Ctr. Proj.) Series 1991,
5.35%, LOC Marine Midland Bank, VRDN   2,080,000  2,080,000
Trumbull County Ind. Dev. Rev. (McDonald Steel Corp.)
Series 1990, 5.50%, LOC Marine Midland Bank, VRDN (b)   2,200,000
2,200,000
Union City BAN 3.75% 12/12/96   1,000,000  1,001,361
Union County BAN 4.19% 6/28/96   1,000,000  1,001,363
Univ. of Cincinnati BAN Series K-1, 5% 3/21/96   4,000,000  4,002,919
Univ. of Cincinnati Gen. Oblig. BAN Series T,
4.25% 8/28/96   5,500,000  5,508,667
Upper Arlington School Dist. BAN 4.20% 4/11/96   4,000,000  4,005,986
Van Wert County Ind. Dev. Auth. Rev.
(Toledo Molding & Die Inc.) Series 1994, 5.35%,
LOC Bank One, Columbus, VRDN (b)   3,665,000  3,665,000
Warren County Ind. Dev. Rev. (Johnson & Hardin Enterprise)
Series 1990 A, 5.50%, LOC PNC Bank, Ohio, VRDN (b)   3,000,000  3,000,000
Washington County Ind. Dev. Rev. (Forma Scientific, Inc. Proj.)
5.50%, LOC BankOne, Akron, VRDN (b)   600,000  600,000
Wood County Ind. Dev. Rev. (TL Industries & AMPP Inc. Proj.)
5.40%, LOC Nat'l. CityBank, VRDN (b)   2,000,000  2,000,000
TOTAL INVESTMENTS - 100%  $ 293,252,859
Total Cost for Income Tax Purposes  $ 293,252,859


SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Provides evidence of ownership in one or more underlying bonds. INCOME TAX INFORMATION
At December 31, 1995, the fund had a capital loss carryforward of approximately $29,500 of which $5,100, $6,100, $11,000 and $7,300 will expire on December 31, 1998, 2000, 2002 and 2003, respectively. FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
(FORMERLY FIDELITY OHIO MUNICIPAL MONEY MARKET PORTFOLIO)

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1995

139.ASSETS                                               140.       141.

142.Investment in securities, at value - See             143.       $ 293,252,859
accompanying schedule

144.Cash                                                 145.        505,330


146.Interest receivable                                  147.        2,676,564

148. 149.TOTAL ASSETS                                    150.        296,434,753

151.LIABILITIES                                          152.       153.

154.Distributions payable                                $ 37,278   155.

156.Accrued management fee                                98,110    157.

158.Other payables and accrued expenses                   79,003    159.

160. 161.TOTAL LIABILITIES                               162.        214,391

163.164.NET ASSETS                                       165.       $ 296,220,362

166.Net Assets consist of:                               167.       168.

169.Paid in capital                                      170.       $ 296,249,869

171.Accumulated net realized gain (loss) on              172.        (29,507)
investments

173.174.NET ASSETS, for 296,249,869 shares               175.       $ 296,220,362
outstanding

176.177.NET ASSET VALUE, offering price and              178.        $1.00
redemption price per share ($296,220,362 (divided by)
296,249,869 shares)

STATEMENT OF OPERATIONS
 YEAR ENDED DECEMBER 31, 1995

179.180.INTEREST INCOME                              181.          $ 11,566,594

182.EXPENSES                                         183.          184.

185.Management fee                                   $ 1,153,092   186.

187.Transfer agent, accounting and custodian fees     552,269      188.
and expenses

189.Non-interested trustees' compensation             1,990        190.

191.Registration fees                                 6,686        192.

193.Audit                                             25,455       194.


195.Legal                                             3,749        196.


197. 198.TOTAL EXPENSES                              199.           1,743,241

200.201.NET INTEREST INCOME                          202.           9,823,353

203.204.NET REALIZED GAIN (LOSS) ON INVESTMENTS      205.           (7,269)


206.207.NET INCREASE IN NET ASSETS RESULTING FROM    208.          $ 9,816,084
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                                          YEARS ENDED DECEMBER 31,

                                                          1995                       1994

209.INCREASE (DECREASE) IN NET ASSETS

210.Operations                                            $ 9,823,353                $ 7,053,853
Net interest income

211. Net realized gain (loss)                              (7,269)                    (11,009)

212.                                                       9,816,084                  7,042,844
213.NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS

214.Distributions to shareholders from net interest        (9,823,353)                (7,053,853)
income

215.Share transactions at net asset value of $1.00 per     442,960,400                547,410,061
share
Proceeds from sales of shares

216. Reinvestment of distributions from net interest       9,431,453                  6,760,085
income

217. Cost of shares redeemed                               (457,855,477)              (514,839,223)

218.219.                                                   (5,463,624)                39,330,923
NET INCREASE (DECREASE) IN NET ASSETS AND SHARES
RESULTING FROM SHARE TRANSACTIONS

220.                                                       (5,470,893)                39,319,914
221.TOTAL INCREASE (DECREASE) IN NET ASSETS

222.NET ASSETS                                            223.                       224.

225. Beginning of period                                   301,691,255                262,371,341

226. End of period                                        $ 296,220,362              $ 301,691,255


FINANCIAL HIGHLIGHTS

                                   YEARS ENDED DECEMBER 31,

                                   1995                       1994        1993        1992        1991

227.SELECTED PER-SHARE DATA

228.Net asset value,               $ 1.000                    $ 1.000     $ 1.000     $ 1.000     $ 1.000
beginning of period

229.Income from                     .034                       .025        .021        .028        .044
Investment Operations
Net interest income

230.Less Distributions              (.034)                     (.025)      (.021)      (.028)      (.044)
From net interest
 income

231.Net asset value,               $ 1.000                    $ 1.000     $ 1.000     $ 1.000     $ 1.000
end of period

232.TOTAL RETURN A                  3.48                       2.50        2.09        2.81%       4.50%
                                   %                          %           %

233.RATIOS AND SUPPLEMENTAL DATA

234.Net assets, end of             $ 296,220                  $ 301,691   $ 262,371   $ 270,248   $ 247,885
period (000 omitted)

235.Ratio of expenses to            .61                        .57         .59         .58%        .47%
average net assets                 %                          %           %           B           B

236.Ratio of net interest           3.42                       2.48        2.07        2.78%       4.41%
income                             %                          %           %
to average net assets


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
On December 14, 1995, the Board of Trustees gave approval to change the names of Fidelity Ohio Tax-Free High Yield Portfolio and Fidelity Ohio Municipal Money Market Portfolio to Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund, respectively, effective February 20, 1996. Fidelity Ohio Municipal Income Fund (the income fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940
Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The following summarizes the significant accounting policies of the income fund and the money market fund:
SECURITY VALUATION.
INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available through the pricing service are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
 MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of market discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FUTURES CONTRACTS AND OPTIONS. The income fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $172,519,985 and $173,410,746, respectively.
The market value of futures contracts opened and closed during the period amounted to $90,206,372 and $91,346,753, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated by multiplying the two components, a group fee rate plus a fixed individual fund fee rate, by the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
rate is .25%. For the period, the management fees were equivalent to an annual rate of .40% of average net assets for the income and money market funds.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .1100% to .3700%. Effective January 1, 1996, FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plans (the Plans), and in accordance with Rule 12b-1 of the 1940 Act, FMR or the funds' distributor, Fidelity Distributors Corporation (FDC), an affiliate of FMR, may use their resources to pay administrative and promotional expenses related to the sale of each fund's shares. Subject to the approval of each Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of each fund's shares or render shareholder support services. FMR or FDC has informed the funds that payments made to third parties under the Plans amounted to $3,233 and $67,010 for the income and money market funds, respectively, for the period.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the funds. UMB has entered into a sub-contract with Fidelity Service Co. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $446,652 and $164,613 for the income fund and $467,522 and $58,019 for the money market fund, respectively; the transfer agent fees were equivalent to annual rates of .12% and .16% of average net assets for the income and money market funds, respectively.
Shareholders participating in the Fidelity Ultra Service Account(registered trademark) Program (the Program) pay a $5.00 monthly fee to Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, for performing services associated with the Program. For the period, fees paid to FBSI by shareholders participating in the Program amounted to $8,485.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Ohio Tax-Free High Yield Portfolio and Fidelity Ohio Municipal Money Market Portfolio:
We have audited the accompanying statements of assets and liabilities of Fidelity Ohio Tax-Free High Yield Portfolio, a portfolio of Fidelity Municipal Trust, and Fidelity Ohio Municipal Money Market Portfolio, a portfolio of Fidelity Municipal Trust II, including the schedule of portfolio investments, as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Ohio Tax-Free High Yield Portfolio and Fidelity Ohio Municipal Money Market Portfolio as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 2, 1996
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
185 Asylum Street
Hartford, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
2000 66th Street, North
St. Petersburg, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
540 Lake Cook Road
Deerfield, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
100 Crosby Parkway - KP2C
Covington, KY 41015-4399
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

















Page 47 = BLANK
Do NOT strip-in this type
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISER,
MONEY MARKET FUND
FMR Texas Inc.
Irving, TX
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Janice S. Bradburn, Vice President -
MONEY MARKET FUND
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Thomas D. Maher, Assistant
Vice President - MONEY MARKET FUND
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Marvin L. Mann*
Edward H. Malone*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Co.
Boston, MA
CUSTODIAN
UMB Bank, n.a
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

SPARTAN(registered trademark)


(registered trademark)
PENNSYLVANIA
MUNICIPAL
FUNDS


ANNUAL REPORT
DECEMBER 31, 1995
CONTENTS



PRESIDENT'S MESSAGE                                                3     Ned Johnson on investing
                                                                         strategies.

SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND
(FORMERLY SPARTAN PENNSYLVANIA MUNICIPAL HIGH YIELD PORTFOLIO)

 PERFORMANCE                                                       4     How the fund has done over time.

 FUND TALK                                                         7     The manager's review of fund
                                                                         performance, strategy and outlook.

 INVESTMENT CHANGES                                                10    A summary of major shifts in the
                                                                         fund's investments over the past six
                                                                         months
                                                                         and one year.

 INVESTMENTS                                                       11    A complete list of the fund's
                                                                         investments with their market
                                                                         values.

 FINANCIAL STATEMENTS                                              17    Statements of assets and liabilities,
                                                                         operations, and changes in net
                                                                         assets,
                                                                         as well as financial highlights.

SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
(FORMERLY SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO)

 PERFORMANCE                                                       21    How the fund has done over time.

 FUND TALK                                                         23    The manager's review of fund
                                                                         performance, strategy and outlook.

 INVESTMENT CHANGES                                                25    A summary of major shifts in the
                                                                         fund's investments over the past six
                                                                         months
                                                                         and one year.

 INVESTMENTS                                                       26    A complete list of the fund's
                                                                         investments with their market
                                                                         values.

 FINANCIAL STATEMENTS                                              31    Statements of assets and liabilities,
                                                                         operations, and changes in net
                                                                         assets,
                                                                         as well as financial highlights.

NOTES                                                              35    Notes to the financial statements.

REPORT OF INDEPENDENT
ACCOUNTANTS                                                        38    The auditors' opinion.



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND
(FORMERLY SPARTAN PENNSYLVANIA MUNICIPAL HIGH YIELD PORTFOLIO)



PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each figure includes changes in a fund's share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value), and the effect of the $5 account closeout fee on an average sized account. You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995                  PAST 1   PAST 5   LIFE OF
                                                 YEAR     YEARS    FUND

Spartan Pennsylvania Municipal Income Fu         17.43%   54.92%   108.58%
nd

Lehman Brothers Municipal Bond Index             17.45%   52.61%   n/a

Average Pennsylvania Municipal Bond Fun          17.15%   51.79%   n/a
d

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on August 6, 1986. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond Index - a broad gauge of the municipal bond market. To measure how the fund's performance stacked up against its peers, you can compare it to the average Pennsylvania municipal bond fund, which reflects the performance of 58 Pennsylvania municipal bond funds with similar objectives tracked by Lipper Analytical Services for the past year. Both benchmarks include reinvested dividends and capital gains, if any. Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995                  PAST 1   PAST 5   LIFE OF
                                                 YEAR     YEARS    FUND

Spartan Pennsylvania Municipal Income Fu         17.43%   9.15%    8.13%
nd

Lehman Brothers Municipal Bond Index             17.45%   8.82%    n/a

Average Pennsylvania Municipal Bond Fun          17.15%   8.70%    n/a
d

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
               Spartan PenLB Munici
      08/31/86   10000.00    10000
      09/30/86   10054.66  10025.1
      10/31/86   10247.93 10198.23
      11/30/86   10389.97 10400.26
      12/31/86   10329.57 10371.56
      01/31/87   10619.05 10683.84
      02/28/87   10726.54 10736.41
      03/31/87   10633.81  10622.6
      04/30/87    9635.80 10089.56
      05/31/87    9511.24 10039.52
      06/30/87    9731.51 10334.28
      07/31/87    9912.36 10439.69
      08/31/87    9930.00 10463.17
      09/30/87    9312.08  10077.4
      10/31/87    9290.88 10113.07
      11/30/87    9561.05 10377.12
      12/31/87    9737.58  10527.7
      01/31/88   10226.61 10902.69
      02/29/88   10395.52 11017.93
      03/31/88   10077.29 10889.57
      04/30/88   10138.64 10972.34
      05/31/88   10210.17 10940.63
      06/30/88   10412.66 11100.69
      07/31/88   10481.86 11173.06
      08/31/88   10499.01  11182.9
      09/30/88   10728.60 11385.31
      10/31/88   11039.47 11586.26
      11/30/88   10943.16 11480.13
      12/31/88   11121.73 11597.57
      01/31/89   11278.34 11837.41
      02/28/89   11181.44 11702.34
      03/31/89   11178.65 11674.37
      04/30/89   11467.63 11951.52
      05/31/89   11675.62 12199.76
      06/30/89   11859.07 12365.43
      07/31/89   11973.30 12533.72
      08/31/89   11860.42 12411.02
      09/30/89   11821.58 12374.03
      10/31/89   11984.65 12525.37
      11/30/89   12126.32 12744.56
      12/31/89   12212.13 12848.81
      01/31/90   12144.68 12788.04
      02/28/90   12252.26 12902.49
      03/31/90   12254.26 12906.36
      04/30/90   12074.27 12812.92
      05/31/90   12375.68 13092.62
      06/30/90   12488.22 13207.71
      07/31/90   12651.31 13402.52
      08/31/90   12468.05 13207.92
      09/30/90   12531.05 13215.44
      10/31/90   12711.91 13455.17
      11/30/90   12984.68 13725.76
      12/31/90   13091.25 13785.46
      01/31/91   13261.54 13970.46
      02/28/91   13338.09 14092.01
      03/31/91   13367.32 14097.08
      04/30/91   13577.22 14285.28
      05/31/91   13739.14 14412.27
      06/30/91   13670.82    14398
      07/31/91   13874.87 14573.37
      08/31/91   14065.40  14765.3
      09/30/91   14228.90 14957.55
      10/31/91   14351.82 15092.17
      11/30/91   14390.41 15134.27
      12/31/91   14726.74 15459.05
      01/31/92   14766.47  15494.3
      02/29/92   14774.42 15499.26
      03/31/92   14773.31 15504.99
      04/30/92   14928.20 15642.99
      05/31/92   15114.57 15827.11
      06/30/92   15358.33 16092.69
      07/31/92   15841.49 16575.14
      08/31/92   15676.41 16413.54
      09/30/92   15760.34 16520.88
      10/31/92   15518.10 16358.48
      11/30/92   15887.98 16651.46
      12/31/92   16068.91 16821.47
      01/31/93   16280.61 17017.11
      02/28/93   16918.95 17632.61
      03/31/93   16726.18 17446.24
      04/30/93   16889.06 17622.27
      05/31/93   16992.36 17721.31
      06/30/93   17280.07 18017.08
      07/31/93   17258.90 18040.68
      08/31/93   17692.01 18416.29
      09/30/93   17952.11 18626.05
      10/31/93   17961.11    18662
      11/30/93   17807.71 18497.58
      12/31/93   18186.82 18888.07
      01/31/94   18423.87 19103.77
      02/28/94   17976.51 18608.98
      03/31/94   17185.54 17851.22
      04/30/94   17275.00  18002.6
      05/31/94   17469.46 18158.68
      06/30/94   17440.66 18047.73
      07/31/94   17721.82 18378.55
      08/31/94   17782.40 18442.14
      09/30/94   17530.24 18171.41
      10/31/94   17228.57 17848.68
      11/30/94   16818.79 17525.98
      12/31/94   17270.98 17911.73
      01/31/95   17800.09 18423.64
      02/28/95   18338.60  18959.4
      03/31/95   18597.75 19177.25
      04/30/95   18653.00 19199.88
      05/31/95   19151.33 19812.55
      06/30/95   18964.06 19639.19
      07/31/95   19130.12 19825.36
      08/31/95   19332.40 20076.75
      09/30/95   19549.88 20203.84
      10/31/95   19789.06  20497.6
      11/30/95   20099.85 20837.66
      12/29/95   20282.37 21037.91

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Spartan Pennsylvania Municipal Income Fund on August 31, 1986, shortly after the fund started. As the chart shows, by December 31, 1995, the value of your investment would have grown to $20,282 - a 102.82% increase on your initial investment. This assumes you still own the fund on December 31, 1995, and therefore does not include the effect of the $5 account closeout fee. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $21,038 - a 110.38% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no
guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS


            YEARS ENDED DECEMBER 31,

            1995                       1994   1993   1992   1991

Dividend returns  6.52% 5.73% 6.68% 7.00% 7.53%

Capital appreciation
 returns  10.91% -10.77% 6.49% 2.11% 4.95%

Total returns  17.43% -5.04% 13.17% 9.11% 12.48%
DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee.
DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1995          PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.64(cents)   28.38(cents)   59.03(cents)

Annualized dividend rate                 5.13%         5.40%          5.74%

30-day annualized yield                  4.94%         -              -

30-day annualized tax-equivalent yield   7.94%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.64 over the past month, $10.43 over the past six months and $10.29 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 37.79% combined effective 1995 federal and state tax bracket. A portion of the fund's income may be subject to the alternative minimum tax. SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND
(FORMERLY SPARTAN PENNSYLVANIA MUNICIPAL HIGH YIELD PORTFOLIO)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
In sharp contrast to much of
1994, the municipal bond
market posted strong returns for
the 12 months ended December
31, 1995. For the period, the
Lehman Brothers Municipal
Bond Index - a broad measure
of the tax-free market - had a
total return of 17.45%. By
comparison, the Lehman
Brothers Aggregate Bond Index
- a proxy for investment-grade
taxable bonds - had a total
return of 18.47%. Tax-free
bonds kicked off 1995 by
surging ahead of their taxable
counterparts in the first quarter
on signs of a slowing economy
and tamer inflation expectations.
By spring, however, the muni
bond market began to
underperform U.S. Treasury
securities when Congress
began consideration of tax-code
changes, some of which
threatened the tax-exempt
status of municipal securities.
This threat of tax reform
dampened enthusiasm in the
municipal bond market, stalling
the rally and helping shorter
maturity bonds to outperform
their longer counterparts
throughout the spring and
summer months. By the fourth
quarter, historically attractive
valuations relative to Treasuries,
continued low issuance, and
stronger demand from insurance
companies and retail buyers
helped longer-term tax-free
bonds rebound.
An interview with Steven Harvey, Portfolio Manager of Spartan
Pennsylvania Municipal Income Fund
Q. HOW DID THE FUND PERFORM, STEVE?
A. For the 12-months ended December 31, 1995, the fund returned 17.43%. For comparison purposes, the average Pennsylvania municipal bond fund, as tracked by Lipper Analytical Services, returned 17.15% for the same period. Additionally, the Lehman Brothers Municipal Bond Index returned 17.45%.
Q. WHAT WERE SOME OF THE MAJOR DEVELOPMENTS IN THE MUNICIPAL BOND MARKET SINCE THE END OF THE FUND'S SEMIANNUAL PERIOD ON JUNE 30, 1995?
A. Over the last three or four months, there's been a dramatic flattening of the municipal bond yield curve. The yield curve - or the graphical representation of the yields of various bond maturities - flattened when long-term yields fell more than short and intermediate yields. During the fourth quarter of 1995, municipal bonds responded positively to fading fears about the imminent implementation of a federal flat tax, which would threaten the tax-exempt status of municipal bonds, as well as to a rally in the U.S. Treasury market.
Q. SO HOW DID THIS AFFECT THE WAY YOU MANAGED THE FUND?
A. I was able to buy more high-quality Pennsylvania state and local general obligation bonds in the intermediate - or five to 10 year maturity - range. With a flattening yield curve, one has to give up very little yield to get bonds with less interest rate risk than longer-maturity bonds. Additionally, these bonds were cheaper than longer-maturity bonds when their yields are compared with taxable U.S. Treasuries.
Q. PHILADELPHIA'S FINANCES HAVE CERTAINLY IMPROVED. WHAT HAS THE CITY'S IMPROVEMENT MEANT FOR THE FUND?
A. The gradual improvement of Philadelphia's finances has been a big story for the fund. In the summer of 1991, the municipal credit rating agencies had downgraded the city to a speculative CCC rating as a result of its financial dire straits. Since then, with a new mayor and a sound fiscal program, the rating agencies returned the city to investment grade status in 1995 - a positive reflection of the city's ability to pay their bonds' principal and interest in a timely fashion. The fund benefited from the resulting price appreciation of the bonds issued by the Pennsylvania Convention Center Authority which are backed by Philadelphia's taxing power.
Q. SO, HAVE YOU ADDED TO THE FUND'S POSITION IN PHILADELPHIA BONDS?
A. Actually, I began to reduce the position and take some profits. While the city has shown improvement, I believe it still has a long way to go. Now that the tight fiscal situation seems to be in the past, city workers will probably demand raises after having gone years without them, the public will most likely want higher quality services and there is a good chance that the city will be forced to find ways to expand its revenue base.
Q. YOU SIGNIFICANTLY REDUCED THE FUND'S POSITION IN HIGHER-YIELDING, LOWER-QUALITY BONDS. DID THEY NOT PERFORM WELL?
A. A low supply of lower-quality bonds contributed to a tightening of spreads - or difference in yield - between these bonds, resulting in price appreciation among many of the fund's lower-quality holdings. Nevertheless, some of the fund's lower-quality health care holdings did not perform well. Both in Philadelphia and Pittsburgh, many hospital consolidations and fierce competition have had a detrimental effect on the bonds of many lower-rated health care providers. As a result, many of the non-investment grade health care bonds performed poorly.
Q. WHAT ARE YOU LOOKING FOR NOW IN THE HEALTH CARE SECTOR?
A. I've utilized Fidelity's strong research capabilities to try to find issuers that have a large market share in their respective location and a forward- thinking management approach. A good example of this is the Hospital of University of Pennsylvania. In a recent positive development, UPENN Hospital announced an affiliation with Presbyterian Hospital and several suburban hospitals as well.
Q. WHAT WERE SOME OTHER STRATEGIES OF NOTE?
A. In positioning the fund, I think about the Pennsylvania component of the Lehman Brothers Municipal Bond Index as being representative of the Pennsylvania municipal market. I've also focused on improving the convexity of the portfolio. Like duration, convexity measures the sensitivity of a bond to interest rate changes. Generally the more convexity a bond has, the slower its price will fall and the faster it should rise when interest rates change. One way I've improved convexity is buying non-callable bonds
- or those that can not be bought back by their issuer. Historically, non-callable bonds with good convexity have offered good performance characteristics without sacrificing yield.
Q. WHAT'S YOUR OUTLOOK?
A. It certainly has been a tremendous year for all of the fixed-income markets. Investors, however, should not assume the bond markets will be able to maintain the torrid pace they set in 1995.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to seek high current
income exempt from federal
and Pennsylvania state
income taxes by investing
mainly in longer-term,
investment-grade municipal
securities
START DATE: August 6, 1986
SIZE: as of December 31,
1995, more than $288 million
MANAGER: Steven Harvey,
since 1993; manager, Fidelity
Massachusetts Municipal
Income; Fidelity Ohio
Municipal Income, since 1994;
Spartan Maryland Municipal
Income, since 1993; joined
Fidelity in 1986
(checkmark)

STEVEN HARVEY ON
PENNSYLVANIA'S ABOVE-AVERAGE
UNEMPLOYMENT RATE:
"According to the latest
figures available from the
U.S. Labor Department,
Pennsylvania's
unemployment rate was 6.3%
at the end of November 1995
while the national average
stood at 5.6%. I think you
have to look at these numbers
in terms of the major
economic restructuring that
has gone on in the
Commonwealth. According to
state estimates, in 1970, 35%
of the population worked in
manufacturing and heavy
industry. In contrast, by 1994,
only 18% worked in "rust belt"
industries, while a full 30% of
the population worked in
service industries. This
restructuring will make the
state less vulnerable to a
manufacturing led recession.
"One of the priorities of
Governor Tom Ridge's
administration is to increase
economic development by
making the Commonwealth
more friendly to business
interests. The governor is
committed to rolling back the
state's recent prohibitive
business taxes. Additionally,
sound financial management
has given the state budget
surpluses for the last four
years."
SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND
(FORMERLY SPARTAN PENNSYLVANIA MUNICIPAL HIGH YIELD PORTFOLIO)



INVESTMENT CHANGES


TOP FIVE SECTORS AS OF DECEMBER 31, 1995
                     % OF FUND'S    % OF FUND'S INVESTMENT
                     INVESTMENTS    S
                                    IN THESE SECTORS
                                    6 MONTHS AGO

General Obligation   31.2           19.0

Water & Sewer        14.4           14.9

Health Care          9.9            17.5

Education            9.2            7.1

Special Tax          8.2            7.4

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1995
               6 MONTHS AGO

Years   14.1   16.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1995
              6 MONTHS AGO

Years   7.7   8.0

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1995 AS OF JUNE 30, 1995
Aaa 47.3%
Aa, A 23.1%
Baa 17.1%
Ba, B 2.1%
Non-rated 4.4%
Short-term investments 6.0%
Aaa 37.2%
Aa, A 14.3%
Baa 20.3%
Ba, B 4.2%
Non-rated 16.3%
Short-term investments 7.7%
Row: 1, Col: 1, Value: 47.3
Row: 1, Col: 2, Value: 23.1
Row: 1, Col: 3, Value: 17.1
Row: 1, Col: 4, Value: 2.1
Row: 1, Col: 5, Value: 4.4
Row: 1, Col: 6, Value: 6.0
Row: 1, Col: 1, Value: 37.2
Row: 1, Col: 2, Value: 14.3
Row: 1, Col: 3, Value: 20.3
Row: 1, Col: 4, Value: 4.2
Row: 1, Col: 5, Value: 16.6
Row: 1, Col: 6, Value: 7.7
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW ACCOUNT FOR 3.4% AND 15.3% OF THE FUND'S INVESTMENTS AT DECEMBER 31, 1995, AND JUNE 30, 1995, RESPECTIVELY.
SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND
(FORMERLY SPARTAN PENNSYLVANIA MUNICIPAL HIGH YIELD PORTFOLIO)

INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investments


MUNICIPAL BONDS - 94.0%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
NEW JERSEY - 0.8%
Delaware River Port. Auth. Pennsylvania & New
Jersey Rev. 5.45% 1/1/11 (FGIC Insured)  Aaa $ 2,230,000 $ 2,257,875
PENNSYLVANIA - 92.4%
Allegheny County Gen. Oblig. 0% 4/1/11
(MBIA Insured)  Aaa  2,560,000  1,145,600
Allegheny County Hosp. Dev. Auth. Rev. Rfdg.
(South Side Hosp.) Series A, 8.75% 6/1/10  BBB  3,750,000  3,890,625
Allegheny County Ind. Dev. Auth. Rev.
(YMCA Pittsburgh Proj.) Series 1990,
8.75% 3/1/10  -  2,630,000  2,860,125
Allegheny County Residential Fin. Auth. Mtg. Rev.:
 Series H, 8% 6/1/17 (GNMA Coll.)  Aaa  210,000  219,188
 Series 1990, 7.95% 6/1/23
 (GNMA Coll.) (b)  Aaa  1,505,000  1,593,419
Allegheny County San. Auth. Swr. Rev.:
 Series B, 7.50% 12/1/16 (FGIC Insured)  Aaa  750,000  827,813
 0% 12/1/12 (FGIC Insured)  Aaa  2,260,000  898,350
Beaver County Ind. Dev. Auth. Rev. Rfdg.
(Washington Plaza Assoc.) 6% 2/15/07  Ba3  1,595,000  1,559,113
Bethlehem Wtr. Auth. Rev. 6.25% 11/15/21
(MBIA Insured)
(Pre-Refunded to 11/15/01 @100) (d)  Aaa  1,000,000  1,097,500
Butler County Ind. Dev. Auth. 1st Mtg. Rev. Rfdg.
(Sherwood Oaks Proj.) (Lifetime Care Commty.)
Series A, 8.75% 6/1/16  A-  675,000  701,926
Clarion County Hosp. Auth. Hosp. Rev.
(Clarion Hosp. Proj.):
  Rfdg. 8.10% 7/1/12  BBB-  6,000,000  6,367,500
  8.50% 7/1/13  BBB-  2,820,000  3,084,375
  8.50% 7/1/21  BBB-  1,665,000  1,812,769
Clearfield County Ind. Dev. Auth. Rev. Rfdg.
(Washington Plaza Assoc. Proj.) 7% 12/1/06  Ba2  1,650,000  1,744,875
Dauphin County Ind. Dev. Auth. Wtr. Dev. Rev.
(Dauphin Consolidated Wtr. Supply)
Series A, 6.90% 6/01/24 (b)  A3  1,000,000  1,163,750
Delaware County Auth. Hosp. Rev. (Crozer-Chester):
  6% 12/15/09  Baa1  1,000,000  1,013,750
  6% 12/15/20  Baa1  1,000,000  983,750
Delaware County Ind. Dev. Auth. Rev. Rfdg.
(Resources Recovery Proj.) Series A, 8.10%
12/1/13, LOC Swiss Bank  Aa3  1,400,000  1,465,772
Delaware County Unltd. Tax Rfdg. 5.30%
11/15/01  Aa  2,200,000  2,307,250
Erie County Series B, 6.75% 9/1/16
(FGIC Insured)
(Pre-Refunded 9/1/01@100) (d)  Aaa  1,000,000  1,118,750
Harrisburg Auth. Wtr. Rev. 5.875% 6/18/15
(FGIC Insured)  Aaa  6,000,000  6,187,500
Jenks Township Muni. Auth. Rev.
(Abraxas Group, Inc.) 8% 4/1/18  -  6,605,000  6,613,256
Lehigh County Gen. Purp. Auth. Rev.
(Hosp. Healtheast, Inc.) Series B, 9% 7/1/15
(Pre-Refunded to 7/1/97 @ 102) (d)  A1  1,000,000  1,090,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
McCandless Ind. Dev. Auth. Ind. Dev. Rev.
(Kroger Co.) 7.375% 10/15/07  Ba2 $ 2,070,000 $ 2,217,488
McKeesport Area School Dist. Rfdg. Series C,
5% 4/1/13  A  1,000,000  957,500
Meadville Rfdg. Series B, 6% 10/1/05
(AMBAC Insured)  Aaa  3,210,000  3,518,963
Montgomery County Higher Ed. & Health Auth.
Hosp. Rev. (United Hosp. Proj.) Series A,
10% 11/1/05  Ba1  650,000  664,021
Northumberland County Auth. Commonwealth
Lease Rev. 0% 10/15/10
(MBIA Insured)  Aaa  1,000,000  470,000
Pennsbury School Dist. Rfdg. 6% 8/15/05
(FGIC Insured)  Aaa  1,605,000  1,779,544
Pennsylvania Convention Ctr. Auth. Rev. Rfdg.
Series A:
  6.60% 9/1/09  Baa  9,150,000  9,813,375
  6.70% 9/1/14  Baa  3,965,000  4,237,594
  6.75% 9/1/19   Baa  3,420,000  3,638,025
Pennsylvania Convention Ctr. Rev. Series A, 6%
9/1/19 (FGIC Insured)
(Escrowed to Maturity) (d)   Aaa  9,225,000  10,274,344
Pennsylvania Gen. Oblig.:
 Rfdg. & Proj. Series 1-A, 6.75% 1/1/11  A1  1,100,000  1,189,375
 Series A:
  6.75% 5/1/98  A1  1,000,000  1,057,500
  6.10% 11/15/03 (AMBAC Insured)  Aaa  10,310,000  11,212,125
 Series 1:
  6% 9/15/98  A1  2,000,000  2,092,500
  6% 9/15/01  A1  1,100,000  1,185,250
  5% 5/1/02 (FGIC Insured)  Aaa  1,000,000  1,025,000
 Series 2:
  5.50% 7/1/01  A1  1,135,000  1,193,169
  5.60% 7/1/02  A1  1,000,000  1,058,750
  0% 7/1/07 (AMBAC Insured)  Aaa  1,770,000  988,987
 Series 3:
  6.10% 11/15/04 (FGIC Insured)  Aaa  1,000,000  1,105,000
  5% 9/1/09  A1  1,245,000  1,223,212
  5.10% 6/15/03 (MBIA Insured)  Aaa  1,000,000  1,032,500
  6.125% 9/15/03  A1  2,000,000  2,175,000
  5.375% 5/1/11  A1  4,000,000  4,040,000
Pennsylvania Gen. Oblig. Unltd. Tax Rfdg.
Series 1, 5.30% 5/1/04  A1  3,500,000  3,657,500
Pennsylvania Higher Ed. Assistance Agcy.
Student Loan Rev.:
  6.173% 3/1/22 (AMBAC Insured) (b)  Aaa  4,000,000  4,100,000
  6.854% 9/1/26 (AMBAC Insured) (b)  Aaa  2,000,000  2,130,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Pennsylvania Higher Edl. Facs. Auth. College & Univ. Rev.:
 Rfdg. (Carnegie-Mellon Univ.) 6%
 11/1/05  AA- $ 1,000,000 $ 1,112,500
 (Pennsylvania Med. College Proj.)
 Series A, 8.375% 3/1/11  Baa  900,000  994,500
 (Univ. Of Pennsylvania):
  Rfdg. Series A:
   6.50% 9/1/02  Aa  1,750,000  1,957,813
   6.50% 9/1/04  Aa  2,650,000  3,004,438
  Rfdg Series B:
   6.50% 9/1/02  Aa  1,950,000  2,181,563
   6.50% 9/1/04  Aa  2,100,000  2,380,875
  Series A, 7% 9/1/01  Aa  2,000,000  2,267,500
  Series B, 7% 9/1/05  Aa  2,000,000  2,362,500
Pennsylvania Hsg. Fin. Agcy. Single Family Mtg.:
 Series V, 7.80% 4/1/16  Aa  500,000  525,625
 Series 1990-27, 8.15% 10/1/21 (b)  Aa  320,000  337,600
Pennsylvania Ind. Dev. Auth. Econ. Dev. Rev:
 7% 1/1/07 (AMBAC Insured)  Aaa  1,500,000  1,760,625
 7% 7/1/07 (AMBAC Insured)  Aaa  3,650,000  4,309,875
 5.80% 1/1/08 (AMBAC Insured)  Aaa  3,000,000  3,198,750
 5.80% 7/1/09 (AMBAC Insured)  Aaa  1,000,000  1,066,250
Pennsylvania Intergovernmental Coop. Auth.
Spl. Tax Rev.:
  Rfdg. Series A, 5% 6/15/13  A  7,500,000  7,181,250
  (City of Philadelphia Funding Prog.):
   6% 6/15/00 (FGIC Insured)  Aaa  2,000,000  2,130,000
   5.75% 6/15/15  A  9,500,000  9,690,000
Pennsylvania Turnpike Commission Rev. Series J,
7.20% 12/1/17 (FGIC Insured)
(Pre-Refunded to 12/1/01 @102) (d)  Aaa  1,000,000  1,162,500
Philadelphia Airport System Rev. Series A,
6.10% 6/15/25 (AMBAC Insured)  Aaa  5,000,000  5,187,500
Philadelphia Gas Wks. Rev. Rfdg.
Series A-14, 6.375% 7/1/14  Baa1  1,900,000  1,968,875
Philadelphia Gen. Oblig. 6.25% 5/15/10
(MBIA Insured)  Aaa  3,200,000  3,480,000
Philadelphia Hosp. & Higher Ed. Facs. Auth Rev.
(Graduate Health Sys.):
  Series A, 6.25% 7/1/18  Baa1  4,400,000  4,361,500
  Series B, 6.25% 7/1/13  Baa1  1,000,000  1,001,250
Philadelphia Muni. Auth. Rev.:
 (Justice Lease) 7.10% 11/15/11 (FGIC Insured)
 (Pre-Refunded to 11/15/01 @102) (d)  Aaa  2,500,000  2,890,625
 (Muni. Svcs. Bldg. Lease):
  0% 3/15/11 (CGIC Insured)  Aaa  1,000,000  443,750
  0% 3/15/14 (CGIC Insured)  Aaa  7,360,000  2,750,800
Philadelphia Redev. Auth. Hsg. Rev. Sub-Series 3,
8.125% 8/1/26 (GNMA Coll.)  AAA  45,000  50,175
Philadelphia Wtr & Swr. Rev.:
 (Cap. Appreciation) 14th Series, 0%
 10/1/08 (MBIA Insured)  Aaa  5,300,000  2,729,500
 7.50% 8/1/10
 (Pre-Refunded to 8/1/01 @102) (d)  Baa  3,000,000  3,510,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Philadelphia Wtr. & Wastewtr. Rev.:
 Rfdg. 5.50% 6/15/07 (AMBAC Insured)  Aaa $ 7,000,000 $ 7,315,000
 6.75% 8/1/04 (MBIA Insured)  Aaa  2,085,000  2,392,538
 6.75% 8/1/05 (MBIA Insured)  Aaa  1,610,000  1,857,538
Pittsburgh Gen. Oblig.:
 Series A:
  Rfdg. 5.50% 9/1/14 (AMBAC Insured)  Aaa  5,310,000  5,456,025
  5.875% 9/1/00 (MBIA Insured)  Aaa  1,315,000  1,397,188
Pittsburgh School Dist. Series B:
 0% 8/1/07 (AMBAC Insured)  Aaa  2,610,000  1,448,550
 0% 8/1/08 (AMBAC Insured)  Aaa  2,000,000  1,047,500
Pittsburgh Urban Redev. Auth. Mtg. Rev.
Series A, 7.625% 10/1/17  A1  995,000  1,021,039
Pittsburgh Wtr. & Swr. Rev. Rfdg. Series A,
6.50% 9/1/13 (FGIC Insured)  Aaa  15,705,000  18,001,856
Scranton Parking Auth. Parking Rev. 8.125%
9/15/14, LOC Northeastern Bank
(Pre-Refunded to 9/15/98 @100) (d)  A  500,000  549,375
Somerset County Hosp. Auth. 1st Mortgage Rev.
(Health Care-GF):
  8.40% 6/1/09  -  1,000,000  1,026,250
  8.50% 6/1/24  Aaa  2,005,000  2,047,605
Southeastern Pennsylvania Trans. Auth. Special
Rev. Series A:
  6.50% 3/1/03 (FGIC Insured)  Aaa  2,520,000  2,806,650
  6.50% 3/1/04 (FGIC Insured)  Aaa  1,485,000  1,663,200
Westmoreland County Gen. Oblig. Rfdg.
Series G, 0% 12/1/09 (FGIC Insured)  Aaa  2,490,000  1,192,087
Westmoreland County Muni. Auth. Svc. Rev.
Series K, 0% 7/1/13 (FGIC Insured)
(Escrowed to Maturity) (d)  Aaa  3,500,000  1,356,250
Wilson Area School Dist. (Cap. Appreciation):
 0% 5/15/09 (AMBAC Insured)  Aaa  3,275,000  1,617,030
 0% 5/15/10 (AMBAC Insured)  Aaa  3,280,000  1,525,200
 0% 5/15/11 (AMBAC Insured)  Aaa  3,500,000  1,544,374
Wyoming Ind. Dev. Auth. Poll. Cont. Rev.
(Proctor & Gamble Paper Proj.)
5.55% 5/1/10  Aa2  5,000,000  5,243,749
York City Unltd. Tax Gen. Oblig. Swr. Auth. Swr.
Rev. 0% 12/1/12 (MBIA Insured)  Aaa  3,235,000  1,306,130
   265,596,951
PUERTO RICO - 0.5%
Puerto Rico Commonwealth Urban Renewal & Hsg.
Corp. Rfdg. 7.875% 10/1/04  Baa1  1,000,000  1,121,250
Puerto Rico Elect. Pwr. Auth. Pwr. Rev. 7.125%
7/1/14  Baa1  370,000  406,538
   1,527,788
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
GUAM - 0.3%
Guam Pwr. Auth. Rev. Series A, 5.25% 10/1/13  BBB $ 1,000,000 $ 913,750
TOTAL MUNICIPAL BONDS
(Cost $256,312,619)   270,296,364
MUNICIPAL NOTES (A) - 6.0%
PENNSYLVANIA - 6.0%
Allegheny County Hosp. Dev. Auth. Health Ctr.
Rev. (Presbyterian Univ. Health Sys.)
Series 1990 C, 5% (MBIA Insured)
(BPA Credit Suisse) VRDN  VMIG 1  1,400,000  1,400,000
Allegheny County Ind. Dev. Auth. Rev. Rfdg.
(Chelsea Industries Inc.) Series 1994, 5.30%
12/1/08, LOC First National Bank of
Boston, VRDN (e)  P-1  500,000  500,000
Commonwealth of Pennsylvania TAN
Series 1995-96, 4.50% 6/28/96  MIG 1  4,000,000  4,021,360
Delaware County Ind. Dev. Auth. Arpt. Fac. Rev.
(United Parcel Svc. Proj.) Series 1985,
5.90%, VRDN  A-1+  900,000  900,000
Pennsylvania Energy Dev. Auth. Rev.
(B & W Edensburg Proj.) Series 1986, 5.20%,
LOC Swiss Bank Corp., VRDN (b) VMIG 1 3,400,000 3,400,000 Pennsylvania Higher Ed. Assistance Agcy.
Student Loan Rev.,VRDN (b) :
  Series 1988 A, 5.25%, LOC Student Loan
  Marketing Assoc.   VMIG 1  500,000  500,000
  Series 1988 C, 5.25% , LOC Student Loan
  Marketing Assoc.  VMIG 1  3,400,000  3,400,000
Philadelphia TRAN 4.50% 6/27/96  MIG 1  3,000,000  3,015,000
Schuylkill County Ind. Dev. Auth. Rev.
(Pine Grove Landfill, Inc.) Series 1995,
6.10%, LOC Meridian Bank,
VRDN (b)  P-1  200,000  200,000
TOTAL MUNICIPAL NOTES
(Cost $17,336,360)   17,336,360
TOTAL INVESTMENTS - 100%
(Cost $273,648,979)  $ 287,632,724

SECURITY TYPE ABBREVIATIONS
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(a)The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b)Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(d)Security collateralized by an amount sufficient to pay interest and principal.
(e)Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
 ACQUISITION ACQUISITION
SECURITY DATE COST
Allegheny County
Ind. Dev. Auth. Rev. Rfdg.
(Chelsea Ind. Inc.) 12/20/95 $ 500,000
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 69.2% AAA, AA, A 70.7%
Baa 11.5% BBB  15.7%
Ba 2.2% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by either S&P or Moody's amounted to 4.4%. FMR has determined that unrated debt securities that are lower quality account for 3.4% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   31.2%
Water and Sewer   14.4
Others
 (individually less than 10%)   54.4
TOTAL   100.0%
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $273,648,979. Net unrealized appreciation aggregated $13,983,745, of which $14,102,091 related to appreciated investment securities and $118,346 related to depreciated investment securities.
At December 31, 1995, the fund had a capital loss carryforward of approximately $176,917 which will expire on December 31, 2003.
At December 31, 1995, the fund was required to defer $1,901,550 of losses on futures contracts.
SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND
(FORMERLY SPARTAN PENNSYLVANIA MUNICIPAL HIGH YIELD PORTFOLIO)

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1995

5.ASSETS                                                         6.            7.

8.Investment in securities, at value (cost $273,648,979)         9.            $ 287,632,724
-
See accompanying schedule

10.Cash                                                          11.            887,232


12.Receivable for investments sold                               13.            1,000,227

14.Interest receivable                                           15.            3,960,740

16.Redemption fees receivable                                    17.            118

18. 19.TOTAL ASSETS                                              20.            293,481,041

21.LIABILITIES                                                   22.           23.

24.Payable for investments purchased                             $ 4,408,815   25.

26.Payable for fund shares redeemed                               199,781      27.

28.Distributions payable                                          313,115      29.

30.Accrued management fee                                         134,009      31.

32. 33.TOTAL LIABILITIES                                         34.            5,055,720

35.36.NET ASSETS                                                 37.           $ 288,425,321

38.Net Assets consist of:                                        39.           40.

41.Paid in capital                                               42.           $ 276,520,043

43.Accumulated undistributed net realized gain (loss)            44.            (2,078,467)
on investments

45.Net unrealized appreciation (depreciation)                    46.            13,983,745
on investments

47.48.NET ASSETS, for 27,020,361 shares outstanding              49.           $ 288,425,321

50.51.NET ASSET VALUE, offering price and redemption             52.            $10.67
price per share ($288,425,321 (divided by) 27,020,361 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

53.54.INTEREST INCOME                                      55.            $ 17,069,417

56.EXPENSES                                                57.            58.

59.Management fee                                          $ 1,494,332    60.

61.Non-interested trustees' compensation                    1,239         62.

63. 64.TOTAL EXPENSES                                      65.             1,495,571

66.67.NET INTEREST INCOME                                  68.             15,573,846

69.REALIZED AND UNREALIZED GAIN (LOSS)                     71.            72.
70.Net realized gain (loss) on:

73. Investment securities                                   1,366,692     74.

75. Futures contracts                                       (1,800,392)    (433,700)

76.Change in net unrealized appreciation (depreciation)    77.             27,933,708
on investment securities

78.79.NET GAIN (LOSS)                                      80.             27,500,008

81.82.NET INCREASE (DECREASE) IN NET ASSETS                83.            $ 43,073,854
RESULTING FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEARS ENDED DECEMBER 31,

                                                            1995                       1994

84.INCREASE (DECREASE) IN NET ASSETS

85.Operations                                               $ 15,573,846               $ 17,378,326
Net interest income

86. Net realized gain (loss)                                 (433,700)                  5,948,777

87. Change in net unrealized appreciation (depreciation)     27,933,708                 (38,756,490)

88. 89.NET INCREASE (DECREASE) IN NET ASSETS                 43,073,854                 (15,429,387)
RESULTING FROM OPERATIONS

90.Distributions to shareholders                             (15,573,846)               (17,378,326)
From net interest income

91. From net realized gain                                   -                          (8,056,094)

92. 93.TOTAL  DISTRIBUTIONS                                  (15,573,846)               (25,434,420)

94.Share transactions                                        39,446,593                 46,579,000
Net proceeds from sales of shares

95. Reinvestment of distributions                            11,652,492                 19,565,956

96. Cost of shares redeemed                                  (31,916,917)               (89,828,981)

97. Redemption fees                                          13,800                     31,413

98.99.                                                       19,195,968                 (23,652,612)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

100.                                                         46,695,976                 (64,516,419)
101.TOTAL INCREASE (DECREASE) IN NET ASSETS

102.NET ASSETS                                              103.                       104.

105. Beginning of period                                     241,729,345                306,245,764

106. End of period                                          $ 288,425,321              $ 241,729,345

107.OTHER INFORMATION                                       109.                       110.
108.Shares

111. Sold                                                    3,861,028                  4,493,816

112. Issued in reinvestment of distributions                 1,130,166                  1,920,098

113. Redeemed                                                (3,101,862)                (8,802,430)

114. Net increase (decrease)                                 1,889,332                  (2,388,516)


FINANCIAL HIGHLIGHTS

                                   YEARS ENDED DECEMBER 31,

                                   1995                       1994        1993B       1992        1991

115.SELECTED PER-SHARE
DATA

116.Net asset value,               $ 9.620                    $ 11.130    $ 10.590    $ 10.370    $ 9.880
beginning of period

117.Income from                     .590                       .652        .679        .693        .701
Investment Operations
Net interest income

118. Net realized and               1.049                      (1.201)     .679        .219        .489
unrealized gain (loss)

119. Total from                     1.639                      (.549)      1.358       .912        1.190
investment operations

120.Less Distributions              (.590)                     (.652)      (.679)      (.693)      (.701)
From net interest
 income

121. From net realized              -                          (.310)      (.140)      -           -
gain

122. Total distributions            (.590)                     (.962)      (.819)      (.693)      (.701)

123.Redemption fees                 .001                       .001        .001        .001        .001
added to paid in capital

124.Net asset value, end           $ 10.670                   $ 9.620     $ 11.130    $ 10.590    $ 10.370
of period

125.TOTAL RETURN A                  17.44                      (5.04)      13.18       9.11        12.49
                                   %                          %           %           %           %

126.RATIOS AND SUPPLEMENTAL DATA

127.Net assets, end of             $ 288,425                  $ 241,729   $ 306,246   $ 242,375   $ 199,499
period (000 omitted)

128.Ratio of expenses to            .55                        .55%        .55         .55         .55
average net assets                 %                                      %           %           %

129.Ratio of net interest           5.73                       6.33%       6.13        6.65        6.96
income to average net              %                                      %           %           %
assets

130.Portfolio turnover              49                         26%         38          8           6
rate                               %                                      %           %           %


A TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
B EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
(FORMERLY SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO)



PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in a fund's share price over a given period, reinvestment of its dividends (or income), and the effect of the fund's $5 account closeout fee. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995               PAST 1   PAST 5   LIFE OF
                                              YEAR     YEARS    FUND

Spartan Pennsylvania Municipal
Money Market                                  3.56%    16.86%   46.54%

Average All Tax-Free Money Market Fun         3.40%    15.27%   42.38%
d

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on August 6, 1986. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the average all tax-free money market fund, which reflects the performance of 394 all tax-free money market funds tracked by IBC/Donoghue for the past year. Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report. (The periods covered by the IBC/Donoghue numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995               PAST 1   PAST 5   LIFE OF
                                              YEAR     YEARS    FUND

Spartan Pennsylvania Municipal
Money Market                                  3.56%    3.17%    4.14%

Average All Tax-Free Money Market Fun         3.40%    2.88%    3.85%
d

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
      12/26/94   3/27/95    6/26/95   10/2/95   1/1/96

Spartan Pennsylvania       4.13%   3.58%   3.74%   3.76%   4.18%
Municipal Money Market



Average All Tax-Free       3.78%   3.45%   3.59%   3.55%   3.95%
Money Market Fund



Spartan Pennsylvania       6.64%   5.75%   6.01%   6.04%   6.72%
Municipal Money Market -
Tax-equivalent


Row: 1, Col: 1, Value: 4.13
Row: 1, Col: 2, Value: 3.78
Row: 2, Col: 1, Value: 3.58
Row: 2, Col: 2, Value: 3.45
Row: 3, Col: 1, Value: 3.74
Row: 3, Col: 2, Value: 3.59
Row: 4, Col: 1, Value: 3.76
Row: 4, Col: 2, Value: 3.55
Row: 5, Col: 1, Value: 4.18
Row: 5, Col: 2, Value: 3.95
Spartan Pennsylvania
Municipal Money
Market
Average All Tax-Free
Money Market Fund
5% -
4% -
3% -
2% -
1% -
0%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the average all tax-free money market fund. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1995 federal and state income tax rate of 37.79%. Figures for the average all tax-free money market fund are from IBC/Donoghue. A portion of the fund's income may be subject to the alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the
tax-free yield - makes the
comparison more meaningful.
Keep in mind that the U.S.
government neither insures nor
guarantees a money market
fund. In fact, there is no
assurance that a money fund
will maintain a $1 share price.
(checkmark)
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
(FORMERLY SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO)

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Deb Watson,
Portfolio Manager of Spartan
Pennsylvania Municipal Money Market Fund
Q. DEB, WHAT KIND OF INVESTMENT CLIMATE HAVE YOU BEEN OPERATING IN FOR THE PAST YEAR?
A. A year ago December, the Federal Reserve was still implementing a restrictive monetary policy, raising interest rates as a means of slowing down the pace of economic growth and preventing an outbreak of inflation. It was the seventh rate increase of the preceding 12 months and turned out to be the last one in the cycle. By early spring, the pace of economic growth was showing definite signs of slowing down. After a strong fourth quarter of 1994, the economy expanded at a more modest annual rate of 2.7% during the first quarter of 1995. When it slowed still further to 1.3% during the second quarter, some economists began to warn of a possible recession. In July, the Fed responded to changing conditions with a quarter-point rate cut. Growth accelerated slightly during the third quarter but has since tailed off again. In December, shortly before the period ended, the Fed announced another quarter-point rate cut, which brought the federal funds rate down to 5.50%, exactly where it was when the period started.
Q. IN LIGHT OF CHANGING CONDITIONS, WHAT WAS YOUR STRATEGY?
A. When the period began, the fund's average maturity was a neutral 46 days. From there, I let it roll down to a low of 19 days in April, as supply remained thin. As the annual summer borrowing season approached and my expectation was for interest rates to decline, I extended the fund's average maturity to 63 days by the end of July. As rates have fallen during the second half of the year, I've kept the fund at around 60 days. My aim has been to capture higher yields from longer-term securities as opportunities arise, while still preserving enough flexibility to respond to changing conditions.
Q. HOW DID THE FUND PERFORM?
A. Better than most other competing funds. The fund's seven-day yield on December 31, 1995 was 4.15%, compared to 4.34% a year ago. For Pennsylvania investors in the 37.79% combined federal and state tax bracket, the latest yield was the equivalent of a 6.67% taxable yield. Through December 31, 1995, the fund's one-year total return was 3.56%, compared to 3.40% for the average all tax-free money market fund, according to IBC/Donoghue.
Q. WHAT'S THE OUTLOOK?
A. By year-end, the consensus among market participants was that short-term interest rates were headed still lower, and I subscribe to that view. I think the cuts will be gradual and sporadic. One variable I'll be watching intently is the budget debate in Washington. If Congress and the White House can agree on a balanced budget amendment, I think the Fed may signal its approval with another reduction in the federal funds rate. Continued moderate growth and low inflation give the Fed that much more room to maneuver, and increase the likelihood of further rate cuts. But there's also a technical factor to consider. As the supply of new issues diminishes during the spring, I'll probably let the fund's average maturity roll back down slightly, despite the outlook for lower rates.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to seek high current
income exempt from Federal
and Pennsylvania state
income tax by investing in
high-quality, short-term
municipal money market
securities, while maintaining a
stable $1.00 share price
START DATE: August 6, 1986
SIZE: as of December 31,
1995, more than $241 million
MANAGER: Deborah Watson,
since 1989; manager, Fidelity
Tax-Exempt Money Market,
Capital Reserves; Municipal
Money Market, since 1995;
Spartan California Municipal
Money Market, since 1989;
Fidelity California Municipal
Money Market, since 1988;
joined Fidelity in 1982
(checkmark)

WORDS TO KNOW
COMMERCIAL PAPER: A security
issued by a municipality to
finance capital or operating
needs.
FEDERAL FUNDS RATE: The interest
rate banks charge each other
for overnight loans.
MATURITY: The time remaining
before an issuer is scheduled
to repay the principal amount
on a debt security. When the
fund's average maturity -
weighted by dollar amount -
is short, the fund manager is
anticipating a rise in interest
rates. When the average
maturity is long, the manager
is expecting rates to fall.
When the average maturity is
neutral, the manager wants
the flexibility to respond to
rising rates, while still
capturing a portion of the
higher yields available from
issues with longer maturities.
MUNICIPAL NOTE: A security
issued in advance of future
tax or other revenues and
payable from those specific
sources.
TENDER BOND: A variable-rate,
long-term security that gives
the bond holder the option to
redeem the bond at face
value before maturity.
VARIABLE RATE DEMAND NOTE
(VRDN): A tender bond that
can be redeemed on short
notice, typically one or seven
days. VRDNs are useful in
managing the fund's average
maturity and liquidity.
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
(FORMERLY SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO)



INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            12/31/95           6/30/95            12/31/94

0 - 30       67                 81                 70

31 - 90        11               8                  11

91 - 180     6                  3                  13

181 - 397    16                  8                 6

WEIGHTED AVERAGE MATURITY
                         12/31/95   6/30/95   12/31/94

Spartan Pennsylvania
Municipal Money Market   58 days    43 days   46 days

Average All Tax-Free
Money Market Fund*       53 days    45 days   47 days

ASSET ALLOCATION
AS OF DECEMBER 31, 1995 AS OF JUNE 30, 1995

Row: 1, Col: 1, Value: 64.0
Row: 1, Col: 2, Value: 13.0
Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 18.0
Row: 1, Col: 5, Value: 2.0
Row: 1, Col: 1, Value: 73.0
Row: 1, Col: 2, Value: 16.0
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 7.0
Row: 1, Col: 5, Value: 2.0
Variable rate
demand notes
(VRDNs) 64%
Commercial
paper 13%
Tender bonds 3%
Municipal
notes 18%
Other 2%
Variable rate
demand notes
(VRDNs) 73%
Commercial
paper 16%
Tender bonds 2%
Municipal
notes 7%
Other 2%
* SOURCE: IBC/DONOGHUE'S MONEY FUND REPORT(registered trademark)
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
(FORMERLY SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO)

INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investments


MUNICIPAL SECURITIES (A) - 100.0%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - 100.0%
Allegheny County Hosp. Dev. Auth. Health Ctr. Rev., VRDN:
 (Presbyterian-Univ. Health Sys.):
  Series 1990 A, 5% (MBIA Insured) (BPA Credit Suisse)  $ 700,000 $ 700,000
  Series 1990 B, 5% (MBIA Insured) (BPA Credit Suisse)   1,900,000
1,900,000
  Series 1990 C, 5% (MBIA Insured) (BPA Credit Suisse)   600,000  600,000
  Series 1990 D, 5% (MBIA Insured) (BPA Credit Suisse)   4,900,000
4,900,000
Allegheny County Hosp. Dev. Auth. Hosp. Rev.
(St. Margaret Mem. Hosp.) Series 1992 A, 5.50%,
LOC Mellon Bank, VRDN   9,165,000  9,165,000
Allegheny County Hosp. Dev. Auth. Rev.
(Health Ed. Research Corp.) Series C, 5%,
LOC Pittsburgh Nat'l. Bank, VRDN   800,000  800,000
Allegheny County Ind. Dev. Auth. Commercial Dev. Rev. Rfdg.
(Parkway Ctr. Mall Proj.) Series 1994 A, 5.50%,
LOC Mellon Bank, VRDN   1,900,000  1,900,000
Allegheny County Ind. Dev. Auth. Rev. Rfdg.
(Chelsea Industries, Inc.) Series 1994, 5.30%,
LOC First Nat'l. Bank of Boston, VRDN   2,900,000  2,900,000
Berks County Ind. Dev. Auth. Manufacturing Facs. Rev.,
VRDN (b):
  (Grafika Commercial Printing Inc.) 5.65%,
  LOC Meridian Bank   1,750,000  1,750,000
  (The Bachman Co. Proj.) Series 1994, 5.65%,
  LOC Meridian Bank   2,345,000  2,345,000
Bucks County Ind. Dev. Auth. Envir. Impt. Rev. Bonds
(USX Corp. Proj.) Series 1995, 3.70%, tender 5/1/96,
LOC Wachovia Bank   1,360,000  1,360,000
Bucks County Ind. Dev. Auth. Rev. (Associates Proj.)
Series 1993, 5.65%, LOC Meridian Bank,
VRDN (b)   1,455,000  1,455,000
Carbon County Ind. Dev. Auth. Resource Recovery Rev.
Bonds (Panther Creek Partners Proj.) (b):
  Series 1990 A, 3.80%, tender 2/13/96,
  LOC Nat'l. Westminster Bank   2,800,000  2,800,000
  Series 1991 A:
   3.95%, tender 1/26/96,
   LOC Nat'l. Westminster Bank   3,200,000  3,200,000
   3.80%, tender 1/30/96,
   LOC Nat'l. Westminster Bank   2,000,000  2,000,000
Commonwealth of  Pennsylvania TAN Series 1995-1996,
4.50% 6/28/96   7,000,000  7,024,756
Cumberland County Ind. Dev. Auth. (Lane Enterprises, Inc.
Proj.) 5.65%, LOC Meridian Bank, VRDN (b)   2,900,000  2,900,000
Dauphin County Gen. Auth. Hosp. Rev.
(Reading Hosp. & Med. Ctr). Series 1994 A,
5.10%, VRDN   5,800,000  5,800,000
Delaware County Ind. Dev. Auth. Arpt. Facs. Rev.
(United Parcel Svc.) Series 1985, 5.90%, VRDN   2,800,000  2,800,000
Delaware County Ind. Dev. Auth. Bonds (Philadelphia Elec.):
 Series B, 3.50%, tender 2/27/96 (FGIC Insured)   2,200,000  2,200,000
 Series C, 3.85%, tender 2/8/96 (FGIC Insured)   3,820,000  3,820,000
MUNICIPAL SECURITIES - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Delaware Valley Regional Fin. Auth. Local Gov't. Rev., VRDN:
 Series 1985 A, 5.20%,
 LOC Hong Kong & Shanghai Banking Corp.  $ 6,000,000 $ 6,000,000
 Series 1986, 5.20%,
 LOC Hong Kong & Shanghai Banking Corp.   2,000,000  2,000,000
Doylestown Hosp. Auth. Participating VRDN,
Series BT-63, 4.38% (AMBAC Insured)
(Liquidity Facility Bankers Trust Co./ADP) (c)   10,098,000  10,098,000
Emmaus Gen. Auth. Local Govt. Rev (Bond Pool Prog. )
Series 1989 H, 5.05%, VRDN   700,000  700,000
Erie County Ind. Dev. Auth. Rev. (Carlisle Corp. Proj.)
Series 1993, 5.35%, LOC SunTrust Bank, VRDN (b)   1,000,000  1,000,000
Lancaster Higher Ed. Auth. College Rev.
(Franklin & Marshall College Proj.) Series 1995,
5.05%, VRDN   1,000,000  1,000,000
Lehigh County Ind. Dev. Auth. Poll. Cont. Rev.
(Allegheny Elec. Co.) VRDN:
  Series 1984 A, 3.75%, LOC Rabobank Nederland   500,000  500,000
  Series 1984 B, 3.75%, LOC Rabobank Nederland   1,000,000  1,000,000
Lycoming County Ind. Dev. Auth. Rev. (Coastal Aluminum
Rolling Mills) Series 1995, 5.65%,
LOC Meridian Bank, VRDN (b)   1,910,000  1,910,000
Montgomery County Ind. Dev. Auth. Rev., VRDN (b):
 (H.P. Cadwallader Inc. Proj.) Series 1995, 5.65%,
 LOC Meridian Bank   1,155,000  1,155,000
 (RJI Limited Partnership Proj.) Series 1992, 5.65%,
 LOC Meridian Bank   1,950,000  1,950,000
 (Sirius Dev. Assoc. Proj.) 5.50%, LOC PNC Bank   1,500,000  1,500,000
North Lebanon Township Muni. Auth. Rev.
(Grace Commty. Inc. Proj.) Series 1992 B, 5.225%,
 LOC Meridian Bank, VRDN   3,755,000  3,755,000
Northampton County Ind. Dev. Auth. Rev. (Victoria Vogue Proj.)
5.65%, LOC Meridian Bank, VRDN (b)   2,910,000  2,910,000
Northumberland County Ind. Dev. Auth Rev.
(Foster Wheeler Mt. Carmel Inc.) VRDN (b):
  Series 1987 A, 5.30%, LOC Union Bank of Switzerland   15,300,000
15,300,000
  Series 1987 B, 5.30%, LOC Union Bank of Switzerland   1,140,000
1,140,000
Pennsylvania Econ. Dev. Fin. Auth., VRDN:
 (Henry Molded Prod. Inc.) Series 1992 A4, 5.50%,
 LOC Pittsburgh Nat'l. Bank (b)   900,000  900,000
 (Payne Printery Proj.) Series 1989 B-8, 5.50%,
 LOC Pittsburgh Nat'l. Bank (b)   300,000  300,000
 (Port Erie Plastics Proj.) Series 1989 D-9, 5.50%,
 LOC PNC Bank, VRDN (b)   845,000  845,000
 (Respironics Inc. Proj.) 5.50%,
 LOC Pittsburgh Nat'l. Bank (b)   900,000  900,000
 (Suntory Water Group Proj.) Series 1992 D, 5.25%,
 LOC Wachovia Bank & Trust (b)   4,900,000  4,900,000
 (The Babcock & Wilcox Co. Proj.) Series 1989 A-2,
 5.50%, LOC Pittsburgh Nat'l. Bank (b)   4,875,000  4,875,000
 Series 1995 I-3, 5.50%, LOC PNC Bank   2,200,000  2,200,000
MUNICIPAL SECURITIES - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Pennsylvania Econ. Dev. Fin. Auth. Econ Dev. Rev.
(Lutheran Youth & Family Svc.) Series 1993 A, 5.25%,
LOC PNC Bank, VRDN  $ 700,000 $ 700,000
Pennsylvania Energy Dev. Auth. Rev. (B & W Edensburg Proj.)
Series 1986, 5.20%, LOC Swiss Bank Corp.,
VRDN (b)   5,150,000  5,150,000
Pennsylvania Gen. Oblig. Bonds, Series 1995, 5% 5/1/96   4,910,000
4,922,538
Pennsylvania Gen. Oblig. Participating VRDN,
Series BT-84, 5.15% (AMBAC Insured)
(Liquidity Facility Bankers Trust Co.) (c)   4,125,000  4,125,000
Pennsylvania Higher Ed. Assistance Agcy. Student Loan Rev.,
VRDN (b):
  Series 1988 A, 5.25%, LOC SLMA   7,800,000  7,800,000
  Series 1988 B, 5.25%, LOC SLMA   3,200,000  3,200,000
  Series 1994 A, 5.25%, LOC SLMA   7,500,000  7,500,000
Pennsylvania Higher Ed. Facs. Auth. Participating VRDN,
Series MGT-4A, 5.30%
(Liquidity Facility Morgan Guaranty Trust Co.) (c)   4,750,000  4,750,000
Pennsylvania Higher Ed. Facs. Auth. Rev. Rfdg. Bonds
(Thomas Jefferson Univ.) Series 1992 C, 3.90%
tender 2/26/96 (BPA Credit Suisse)   5,000,000  5,000,000
Pennsylvania Higher Ed. Facs. Auth. Rev. (Carnegie Mellon Univ.)
Series B, 6% (BPA Morgan Guaranty Trust Co. /
Union Bank of Switzerland) VRDN   700,000  700,000
Pennsylvania Infrastructure Investment Auth. Rev.
(Pennvest Pooled Loan Program) Series 1994, 5%
(Liquidity Facility PNC Bank) VRDN   3,000,000  3,000,000
Pennsylvania System of Higher Education BAN
(Temple University) Series 1995, 5% 5/22/96   8,500,000  8,524,360
Pennsylvania Turnpike Comm. Bonds 7.875% 12/1/96   2,915,000  3,087,372
Pennsylvania Univ. BAN Series A, 4% 12/18/96   10,000,000  10,060,467
Philadelphia Redev. Auth. Multi-Family Hsg. Rev. Rfdg.
(The Courts Proj.) Series 1995 A, 5.10%,
LOC First Fidelity Bank, VRDN   2,210,000  2,210,000
Philadelphia School Dist. TRAN, Series 1995-96,
4.50% 6/28/96   5,000,000  5,012,967
Philadelphia TRAN 4.50% 6/27/96   12,500,000  12,539,359
Quakertown Hosp. Auth. Hosp. Rev.
(HPS Group Pooled Fing. Prog.) Series 1985 A,
5.10%, PNC Bank, VRDN   500,000  500,000
Schuylkill County Ind. Dev. Auth., VRDN:
 (Interlock Realty Co.) 5.45%, LOC Star Bank (b)   550,000  550,000
 (Metal Sales Manufacturing Corp.) 5.35%,
 LOC Star Bank (b)   1,500,000  1,500,000
 (Pine Grove Landfill Inc.) Series 1995, 6.10%,
 LOC Meridian Bank (b)   1,500,000  1,500,000
 (Prime Packaging Inc. Proj.) Series 1995, 5.65%,
 LOC Corestates Bank   2,000,000  2,000,000
MUNICIPAL SECURITIES - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Venango Ind. Dev. Auth. Resource Recovery Rev. Bonds
(Scrubgrass Proj.) (b):
  Series 1990 A:
   3.85%, tender 1/24/96,
   LOC National Westminster Bank  $ 3,050,000 $ 3,050,000
   3.80%, tender 2/12/96,
   LOC National Westminister Bank   3,000,000  3,000,000
   3.90%, tender 2/28/96,
   LOC National Westminster Bank   4,700,000  4,700,000
  Series 1990 B, 3.90%, tender 1/29/96,
  LOC National Westminster Bank   3,000,000  3,000,000
Washington County Ind. Dev. Auth. Ind. Dev. Rev.
(Mac Plastics, Inc. Proj.) Series 1990, 5.30%,
LOC Nat'l. City Bank, VRDN (b)   575,000  575,000
West Cornwall Muni. Auth. Rev.
(Lebanon Valley Brethren Home) 5.225%,
LOC Meridian Bank, VRDN   1,000,000  1,000,000
York County Ind. Dev. Auth. Pub. Serv. Bonds
(G & E Peach Bottom Proj.) Series 1995 A, 3.70%,
tender 1/11/96 (MBIA Insured)
(BPA Swiss Bank Corp.)   2,500,000  2,500,000
TOTAL INVESTMENTS - 100%  $ 241,314,819
Total Cost for Income Tax Purposes  $ 241,314,819

SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
TAN - Tax Anticipation Notes
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(a)The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b)Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)Provides evidence of ownership in one or more underlying municipal bonds.
INCOME TAX INFORMATION
At December 31, 1995, the fund had a capital loss carryforward of approximately $39,000 of which $5,000, $5,000, $19,000 and $10,000 will expire on December 31,1997, 1998, 2002 and 2003, respectively.
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
(FORMERLY SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO)

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1995

131.ASSETS                                               132.          133.

134.Investment in securities, at value - See             135.          $ 241,314,819
accompanying schedule

136.Cash                                                 137.           1,535,092


138.Interest receivable                                  139.           1,923,122

140. 141.TOTAL ASSETS                                    142.           244,773,033

143.LIABILITIES                                          144.          145.

146.Payable for investments purchased                    $ 3,010,034   147.

148.Distributions payable                                 22,951       149.

150.Accrued management fee                                97,171       151.

152. 153.TOTAL LIABILITIES                               154.           3,130,156

155.156.NET ASSETS                                       157.          $ 241,642,877

158.Net Assets consist of:                               159.          160.

161.Paid in capital                                      162.          $ 241,681,117

163.Accumulated net realized gain (loss) on              164.           (38,240)
investments

165.166.NET ASSETS, for 241,679,166 shares               167.          $ 241,642,877
outstanding

168.169.NET ASSET VALUE, offering price and              170.           $1.00
redemption price per share ($241,642,877 (divided by)
241,679,166 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

171.172.INTEREST INCOME                              173.          $ 9,080,183

174.EXPENSES                                         175.          176.

177.Management fee                                   $ 1,133,238   178.

179.Non-interested trustees' compensation             1,137        180.

181. 182.TOTAL EXPENSES                              183.           1,134,375

184.185.NET INTEREST INCOME                          186.           7,945,808

187.188.NET REALIZED GAIN (LOSS) ON INVESTMENTS      189.           (10,005)


190.191.NET INCREASE IN NET ASSETS RESULTING FROM    192.          $ 7,935,803
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                                          YEARS ENDED DECEMBER 31,

                                                          1995                       1994

193.INCREASE (DECREASE) IN NET ASSETS

194.Operations                                            $ 7,945,808                $ 5,902,602
Net interest income

195. Net realized gain (loss)                              (10,005)                   (18,683)

196.                                                       7,935,803                  5,883,919
197.NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS

198.Distributions to shareholders from net interest        (7,945,808)                (5,902,602)
income

199.Share transactions at net asset value of $1.00 per     169,779,742                212,681,193
share
Proceeds from sales of shares

200. Reinvestment of distributions from net interest       7,567,810                  5,582,855
income

201. Cost of shares redeemed                               (193,302,893)              (201,620,498)

202.203.                                                   (15,955,341)               16,643,550
NET INCREASE (DECREASE) IN NET ASSETS AND SHARES
RESULTING FROM SHARE TRANSACTIONS

204.                                                       (15,965,346)               16,624,867
205.TOTAL INCREASE (DECREASE) IN NET ASSETS

206.NET ASSETS                                            207.                       208.

209. Beginning of period                                   257,608,223                240,983,356

210. End of period                                        $ 241,642,877              $ 257,608,223


FINANCIAL HIGHLIGHTS

                                   YEARS ENDED DECEMBER 31,

                                   1995                       1994        1993        1992        1991

211.SELECTED PER-SHARE
DATA

212.Net asset value,               $ 1.000                    $ 1.000     $ 1.000     $ 1.000     $ 1.000
beginning of period

213.Income from                     .035                       .026        .022        .029        .045
Investment Operations
Net interest income

214.Less Distributions              (.035)                     (.026)      (.022)      (.029)      (.045)
From net interest
 income

215.Net asset value,               $ 1.000                    $ 1.000     $ 1.000     $ 1.000     $ 1.000
end of period

216.TOTAL RETURN A                  3.56                       2.61        2.21        2.90%       4.55%
                                   %                          %           %

217.RATIOS AND SUPPLEMENTAL DATA

218.Net assets, end of             $ 241,643                  $ 257,608   $ 240,983   $ 243,335   $ 289,826
period (000 omitted)

219.Ratio of expenses to            .50                        .50         .50         .47%        .34%
                                   %                          %           %           B           B
average net assets

220.Ratio of net interest           3.50                       2.58        2.19        2.88%       4.47%
income to average                  %                          %           %
net assets


A TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
On December 14, 1995, the Board of Trustees gave approval to change the names of Spartan Pennsylvania High Yield Portfolio and Spartan Pennsylvania Municipal Money Market Portfolio to Spartan Pennsylvania Municipal Income Fund and Spartan Pennsylvania Municipal Money Market Fund, respectively, effective February 20, 1996. Spartan Pennsylvania Municipal Income Fund (the income fund) is a fund of Fidelity Municipal Trust. Spartan Pennsylvania Municipal Money Market Fund (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The following summarizes the significant accounting policies of the income fund and the money market fund :
SECURITY VALUATION.
INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available through the pricing service are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of market discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments on futures and options transactions, market discount,capital loss carryforwards, losses deferred due to futures and options and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Any taxable gain remaining at fiscal year end is distribution in the following year.
REDEMPTION FEES. Shares held in the income fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FUTURES CONTRACTS AND OPTIONS. The income fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
RESTRICTED SECURITIES. Each fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $500,000 or 0.2% of net assets for the income fund. The money market fund had no investments in restricted securities.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $131,832,779 and $126,479,769, respectively. The market value of futures contracts opened and closed during the period amounted to $27,199,960 and $29,000,352, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for the income and money market funds, respectively.
FMR also bears the cost of providing shareholder services to each fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $2,955 and $8,698 for the income and money market funds, respectively. SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Spartan Pennsylvania Municipal High Yield Portfolio and Spartan Pennsylvania Municipal Money Market Portfolio:
We have audited the accompanying statements of assets and liabilities of Spartan Pennsylvania Municipal High Yield Portfolio, a portfolio of Fidelity Municipal Trust, and Spartan Pennsylvania Municipal Money Market Portfolio, a portfolio of Fidelity Municipal Trust II, including the schedules of portfolio investments, as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spartan Pennsylvania Municipal High Yield Portfolio and Spartan Pennsylvania Municipal Money Market Portfolio as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 2, 1996
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
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OVERNIGHT EXPRESS
Fidelity Investments
100 Crosby Parkway - KP2C
Covington, KY 41015-4399
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
 Company
Boston, MA
SUB-ADVISER, MONEY MARKET FUND
FMR Texas Inc.
Irving, TX
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning Jr., Vice President
Deborah F. Watson, Vice President -
MONEY MARKET FUND
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Thomas D. Maher, Assistant
Vice President - MONEY MARKET FUND
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Co.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

FIDELITY

AGGRESSIVE MUNICIPAL
FUND
(FORMERLY FIDELITY AGGRESSIVE TAX-FREE PORTFOLIO)
ANNUAL REPORT
DECEMBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     26   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    30   Notes to the financial statements.

REPORT OF INDEPENDENT
ACCOUNTANTS              33   The auditors' opinion.

DISTRIBUTIONS            34


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each figure includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses, the past ten years total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995          PAST 1   PAST 5   PAST 10
                                         YEAR     YEARS    YEARS

Fidelity Aggressive Municipal Fund       14.89%   50.03%   139.13%

Lehman Brothers Municipal Bond Index     17.45%   52.61%   142.03%

Average High Yield Municipal Bond Fund   15.98%   49.76%   126.21%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond Index - a broad gauge of the municipal bond market. To measure how the fund's performance stacked up against its peers, you can compare it to the average high yield municipal bond fund, which reflects the performance of 38 high yield municipal bond funds with similar objectives tracked by Lipper Analytical Services over the past year. Both benchmarks include reinvested dividends and capital gains, if any. Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995          PAST 1   PAST 5   PAST 10
                                         YEAR     YEARS    YEARS

Fidelity Aggressive Municipal Fund       14.89%   8.45%    9.11%

Lehman Brothers Municipal Bond Index     17.45%   8.82%    9.24%

Average High Yield Municipal Bond Fund   15.98%   8.40%    8.49%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
                 Aggressive TaLB Munici
        12/31/85     10000.00    10000
        01/31/86     10418.89    10589
        02/28/86     10797.67 11008.96
        03/31/86     10958.21 11012.48
        04/30/86     10955.65 11020.85
        05/31/86     10808.70 10841.43
        06/30/86     10895.82 10944.86
        07/31/86     10951.80  11011.3
        08/31/86     11244.09 11504.27
        09/30/86     11309.46 11533.15
        10/31/86     11554.17 11732.32
        11/30/86     11789.08 11964.74
        12/31/86     11773.69 11931.72
        01/31/87     12116.35 12290.98
        02/28/87     12316.57 12351.45
        03/31/87     12289.42 12220.53
        04/30/87     11707.39  11607.3
        05/31/87     11629.04 11549.73
        06/30/87     11886.55 11888.83
        07/31/87     12017.62  12010.1
        08/31/87     12085.49 12037.12
        09/30/87     11748.90 11593.31
        10/31/87     11583.42 11634.35
        11/30/87     11761.92 11938.12
        12/31/87     11940.71 12111.35
        01/31/88     12407.00 12542.75
        02/29/88     12578.60 12675.33
        03/31/88     12473.57 12527.66
        04/30/88     12502.47 12622.87
        05/31/88     12576.85 12586.39
        06/30/88     12787.43 12770.53
        07/31/88     12896.65 12853.79
        08/31/88     12972.47 12865.11
        09/30/88     13174.05 13097.96
        10/31/88     13401.05 13329.14
        11/30/88     13357.71 13207.05
        12/31/88     13541.31 13342.16
        01/31/89     13702.52 13618.07
        02/28/89     13683.59 13462.69
        03/31/89     13714.33 13430.51
        04/30/89     13999.48 13749.35
        05/31/89     14250.47 14034.93
        06/30/89     14440.19 14225.52
        07/31/89     14568.35 14419.13
        08/31/89     14546.62 14277.97
        09/30/89     14553.42 14235.42
        10/31/89     14566.51 14409.52
        11/30/89     14745.98 14661.69
        12/31/89     14828.38 14781.62
        01/31/90     14814.31  14711.7
        02/28/90     14931.87 14843.37
        03/31/90     14987.98 14847.83
        04/30/90     14893.47 14740.33
        05/31/90     15120.70 15062.11
        06/30/90     15244.91  15194.5
        07/31/90     15505.97 15418.62
        08/31/90     15353.14 15194.74
        09/30/90     15497.72 15203.41
        10/31/90     15602.42  15479.2
        11/30/90     15858.26 15790.48
        12/31/90     15938.12 15859.17
        01/31/91     16013.66    16072
        02/28/91     16170.77 16211.83
        03/31/91     16215.85 16217.66
        04/30/91     16429.25 16434.17
        05/31/91     16542.75 16580.27
        06/30/91     16604.04 16563.85
        07/31/91     16867.64  16765.6
        08/31/91     17104.75 16986.41
        09/30/91     17300.59 17207.57
        10/31/91     17435.52 17362.44
        11/30/91     17496.31 17410.88
        12/31/91     17814.43 17784.51
        01/31/92     17877.46 17825.06
        02/29/92     17919.95 17830.77
        03/31/92     17970.70 17837.36
        04/30/92     18139.70 17996.12
        05/31/92     18373.41 18207.93
        06/30/92     18617.47 18513.46
        07/31/92     19179.48 19068.49
        08/31/92     18989.24 18882.58
        09/30/92     19095.94 19006.07
        10/31/92     18873.25 18819.24
        11/30/92     19237.71 19156.29
        12/31/92     19448.02 19351.88
        01/31/93     19740.46 19576.94
        02/28/93     20432.97 20285.04
        03/31/93     20261.36 20070.62
        04/30/93     20470.41 20273.14
        05/31/93     20632.66 20387.07
        06/30/93     20975.01 20727.33
        07/31/93     21036.45 20754.49
        08/31/93     21490.07 21186.59
        09/30/93     21752.93 21427.91
        10/31/93     21796.92 21469.26
        11/30/93     21647.63 21280.12
        12/31/93     22099.39 21729.34
        01/31/94     22342.18 21977.49
        02/28/94     21834.69 21408.28
        03/31/94     20901.02 20536.53
        04/30/94     21000.33 20710.68
        05/31/94     21157.76 20890.24
        06/30/94     21089.27  20762.6
        07/31/94     21449.97 21143.18
        08/31/94     21512.22 21216.34
        09/30/94     21234.72 20904.88
        10/31/94     20885.36 20533.61
        11/30/94     20359.99 20162.36
        12/31/94     20813.59 20606.14
        01/31/95     21420.50 21195.06
        02/28/95     21977.35 21811.41
        03/31/95     22004.60 22062.03
        04/30/95     22041.35 22088.06
        05/31/95     22671.45 22792.89
        06/30/95     22488.89 22593.45
        07/31/95     22628.35 22807.64
        08/31/95     22868.03 23096.84
        09/30/95     23041.95 23243.04
        10/31/95     23319.34 23580.99
        11/30/95     23714.48  23972.2
        12/29/95     23912.55 24202.58

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Aggressive Municipal Fund on December 31, 1985. As the chart shows, by December 31, 1995, the value of your investment would have grown to $23,913
- a 139.13% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond index did over the same period. With dividends reinvested, the same $10,000 would have grown to $24,203 - a 142.03% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no
guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      YEARS ENDED DECEMBER 31,

      1995                       1994   1993   1992   1991

Dividend return               6.93%    6.15%     6.80%    7.31%   7.97%

Capital appreciation return   7.96%    -11.97%   6.83%    1.86%   3.80%

Total return                  14.89%   -5.82%    13.63%   9.17%   11.77%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1995          PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      5.71(cents)   34.58(cents)   70.92(cents)

Annualized dividend rate                 5.78%         6.00%          6.25%

30-day annualized yield                  5.47%         -              -

30-day annualized tax-equivalent yield   8.55%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.63 over the past month, $11.44 over the past six months and $11.35 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% 1995 federal tax bracket.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
In sharp contrast to much of
1994, the municipal bond
market posted strong returns for
the 12 months ended December
31, 1995. For the period, the
Lehman Brothers Municipal
Bond Index - a broad measure
of the tax-free market - had a
total return of 17.45%. By
comparison, the Lehman
Brothers Aggregate Bond Index
- a proxy for investment-grade
taxable bonds - had a total
return of 18.47%. Tax-free
bonds kicked off 1995 by
surging ahead of their taxable
counterparts in the first quarter
on signs of a slowing economy
and tamer inflation expectations.
By spring, however, the muni
bond market began to
underperform U.S. Treasury
securities when Congress
began consideration of tax-code
changes, some of which
threatened the tax-exempt
status of municipal securities.
This threat of tax reform
dampened enthusiasm in the
municipal bond market, stalling
the rally and helping shorter
maturity bonds to outperform
their longer counterparts
throughout the spring and
summer months. By the fourth
quarter, historically attractive
valuations relative to Treasuries,
continued low issuance, and
stronger demand from insurance
companies and retail buyers
helped longer-term tax-free
bonds rebound.
An interview with Tanya Roy,
Portfolio Manager of Fidelity Aggressive Municipal Fund
Q. HOW DID THE FUND PERFORM, TANYA?
A. For the 12 months ended December 31, 1995, the fund returned 14.89%. That compared to the average high-yield tax free fund which returned 15.98%, as tracked by Lipper Analytical Services, for the same 12-month period.
Q. YOU ONLY RECENTLY TOOK OVER THE FUND ON OCTOBER 1, 1995. BUT CAN YOU TELL US IF THERE WERE ANY PARTICULAR REASONS WHY THE FUND LAGGED THE AVERAGE HIGH-YIELD TAX-FREE FUND DURING 1995?
A. Two individual holdings proved to be disappointing last year and accounted for most of the fund's underperformance. First, Michigan Healthcare - which represented less than 1% of the fund's total investments as of December 31, 1995 - filed for bankruptcy in the spring. Fidelity is dedicating significant resources to this issue. Second, the NASA Space Center in Houston - whose tax-exempt bonds are issued under the authority of the Harris County Cultural and Educational Facilities Corporation and represented less than 1% of the fund's investments at the end of the period
- announced it was having trouble making complete debt service coverage. Debt service is the yearly amount of interest and principal payable on a bond issue. As a result, the holding detracted from the fund's performance. The issuer cited low attendance as its major stumbling block, but is currently evaluating ways to address its problems. Fidelity continues to closely follow the situation.
Q. THE FUND'S HOLDINGS IN AIRPORT BONDS DID WELL. WHAT'S THE STORY THERE?
A. In general, many domestic airlines improved their profitability as traffic and fares increased and costs declined. Airport bonds are backed by the revenue generated by the airport, such as the fees paid by airlines for landing rights and gates. Kenton County, Kentucky bonds, issued for the expansion of Delta Airlines' facility at the Cincinnati/Northern Kentucky airport, were some of the fund's best performers during the year.
Q. YOU'VE ALSO TARGETED BONDS WITH CREDIT RATINGS OF BA AND BELOW AND NON-RATED BONDS, AS JUDGED BY MOODY'S INVESTORS SERVICE. WHY?
A. The difference in yield - or the spread - between lower- and higher-quality bonds generally diminished throughout 1995. A relatively limited amount of new issuance kept the supply of high-yield bonds quite low. Meanwhile, demand for high-yield bonds held firm as investors looked to the high-yield sector as a way to boost the level of tax-free income in their portfolios. As that occurred, the spread between lower- and higher-quality bonds tightened. By that I mean that lower-quality bonds offered less in the form of yield in order to compensate for their lower credit quality. Despite that, I found some lower-rated bonds, particularly in the health care sector, that I viewed as undervalued. It's true that industry dynamics, including increased competition, proposed cuts in Medicare and Medicaid, and managed health care, are rapidly altering the health care landscape. Within the broad health care industry, I focused on long-term-care bonds. The aging of America means that demand for these bonds should continue to be strong. To a large extent, these facilities rely on private payers and are less reliant on government reimbursements.
Q. WERE THERE ANY CHANGES TO THE FUND'S INVESTMENT POLICY?
A. The fund is now permitted to buy any amount of municipal securities subject to the alternative minimum tax (AMT). The removal of the AMT restriction allows me more latitude in selecting specific securities. Instead of being constrained to specific sectors, I will be able to focus on all marketplace opportunities - including areas dominated by AMT securities, such as student loans and airports.
Q. WHAT'S YOUR OUTLOOK?
A. It is estimated that new issuance levels for the high-yield market will probably remain low in 1996. Of course, that will be contingent on interest rates staying roughly where they are now. If we see a big enough decline in interest rates, issuance levels could climb as issuers advantageously refinance their older debt at lower rates. Since we're heading into a presidential election year, it's probable that tax reform will continue to be a central focus of debate and could be the source of some continued volatility for the municipal market. From a total return standpoint, it may be difficult for the municipal market to repeat last year's performance given where interest rates are currently. In that case, the total return on municipal bonds will likely be derived more from income and less from capital appreciation.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
free from federal income tax
START DATE: September 13, 1985
SIZE: as of December 31,
1995, more than $910 million
MANAGER: Tanya Roy,
manager since October 1,
1995;
Fidelity Advisor High Income
Municipal Fund, since August
1995; Fidelity Municipal Bond
Fund, March 1995 to October
1995; joined Fidelity in 1987
(checkmark)

TANYA ROY ON HER INVESTMENT
STRATEGY:
"I aim for the fund to have less
performance volatility
resulting from interest rate
fluctuations. Rather than
trying to predict the direction
of interest rates, my
management style places
greater emphasis on finding
and exploiting relative value
opportunities. In practice, this
means buying or selling
securities that I judge to be
undervalued or overvalued in
the market. The opportunities
present themselves in many
different ways, including
relative credit quality, the
underlying structure of the
bond, yield curve changes
and other factors. These
opportunities may be
short-term, but given the
nature of the municipal
market, will more likely play
out over a one-year or longer
time frame. Fundamental
credit research, with
significant input from Fidelity's
experienced research staff, is
a major contributor to the
fund's returns over time. In
assessing opportunities for
the fund, I employ as a risk
management tool a
combination of the Lehman
Brothers Municipal Bond
Index and the Lehman
Brothers High Yield Municipal
Index which are excellent
proxies for the overall
municipal market."
(solid bullet)  Tanya Roy became
portfolio manager on October
1, 1995.
INVESTMENT CHANGES


TOP FIVE STATES AS OF DECEMBER 31, 1995
                % OF FUND'S    % OF FUND'S
                INVESTMENTS    INVESTMENTS
                               6 MONTHS AGO

New York        11.4           7.3

Massachusetts   9.6            7.3

California      8.0            11.0

Pennsylvania    6.9            5.7

Michigan        5.8            7.2

TOP FIVE SECTORS AS OF DECEMBER 31, 1995
                         % OF FUND'S    % OF FUND'S
                         INVESTMENTS    INVESTMENTS
                                        6 MONTHS AGO

Health Care              23.8           25.6

General Obligation       17.8           10.6

Industrial Development   16.4           17.6

Electric Revenue         10.6           13.7

Transportation           6.4            5.1

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1995
               6 MONTHS AGO

Years   17.5   20.0

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1995
              6 MONTHS AGO

Years   7.4   8.0

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1995 AS OF JUNE 30, 1995
Aaa 18.9%
Aa, A 20.0%
Baa 20.8%
Ba, B 6.5%
Caa 0.5%
Non-rated 29.4%
Short-term investments 3.9%
Aaa 18.8%
Aa, A 19.3%
Baa 20.9%
Ba, B 6.3%
Caa 0.9%
Non-rated 30.1%
Short-term investments 3.7%
Row: 1, Col: 1, Value: 18.9
Row: 1, Col: 2, Value: 20.0
Row: 1, Col: 3, Value: 20.8
Row: 1, Col: 4, Value: 6.5
Row: 1, Col: 5, Value: 1.5
Row: 1, Col: 6, Value: 29.4
Row: 1, Col: 7, Value: 3.9
Row: 1, Col: 1, Value: 18.8
Row: 1, Col: 2, Value: 19.3
Row: 1, Col: 3, Value: 20.9
Row: 1, Col: 4, Value: 6.3
Row: 1, Col: 5, Value: 1.9
Row: 1, Col: 6, Value: 30.1
Row: 1, Col: 7, Value: 3.7
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW ACCOUNT FOR 26.8% AND 27.5% OF THE FUND'S INVESTMENTS AT DECEMBER 31, 1995, AND JUNE 30, 1995, RESPECTIVELY. INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investments


MUNICIPAL BONDS - 96.1%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
ALABAMA - 0.8%
Cullman Med. Ctr. (Cullman Reg'l. Med. Ctr.)
Series A, 6.50% 2/15/23  Baa $ 5,575,000 $ 5,561,063
Selma Spl. Care Facs. Fing. Auth. Hosp. Rev.
Rfdg. (Vaughan Reg'l. Med. Ctr. Proj.)
7.125% 6/1/14  -  2,030,000  1,969,100
   7,530,163
ARIZONA - 0.9%
Maricopa County Unified School Dist. #69 Rfdg.
(Paradise Valley) Second Series, 5% 7/1/09
(AMBAC Insured)  Aaa  2,400,000  2,352,000
Sierra Vista Ind. Dev. Auth. Hosp. Rev. Rfdg.
(Sierra Vista Commty. Hosp. Proj.)
8.75% 12/1/16  -  4,000,000  4,335,000
Tucson Gen. Oblig. Rfdg. 6.75% 7/1/03
(FGIC Insured)  Aaa  1,800,000  2,054,250
   8,741,250
ARKANSAS - 0.5%
Fayetteville Pub. Facs. Board Rev. Rfdg.
(Butterfield Trail Village Inc. Proj.)
Series A, 9.50% 9/1/14  -  4,200,000  4,578,000
CALIFORNIA - 7.0%
California Pub. Wrks Board Lease Rev.:
 (Various Community College Projs.)
 Series A, 5.50% 12/1/08  A  2,415,000  2,439,150
 (Various Univ. of California Projs.) Series A:
  6.50% 9/1/05  A  1,155,000  1,280,606
  5.25% 12/1/13  A  3,750,000  3,614,063
  5.50% 6/1/14  A1  2,665,000  2,658,338
California Statewide Commty. Dev. Corp.
Ctfs. of Prtn. 5.50% 10/1/23  A+  2,535,000  2,436,769
Central California Joint Pwrs. Ctfs. of Prtn. Health
Fing. Auth. Rfdg. (Commty. Hosp. of
Central California Proj.) 5% 2/1/23  A  2,820,000  2,485,125
East Bay Muni. Util. Dist. Wtr. Sys. Rev. Rfdg.
5.75% 6/1/04 (MBIA Insured)  Aaa  2,000,000  2,145,000
Foothill/Eastern Trans. Toll Rd. Rev. (Sr. Lien)
Series A 0% 1/1/08  Baa  2,500,000  1,453,125
Los Angeles Regional Arpt. Impt. Corp. Lease
Rev. (Sub-Lease-Western Air Lines-Delta)
11.25% 11/1/25  Ba1  6,000,000  6,299,100
Northern California Pwr. Agcy. Pub. Pwr. Rev.
Rfdg. (Geothermal Proj.) Series A, 5.85%
7/1/10 (AMBAC Insured)  Aaa  4,000,000  4,290,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Port Oakland Port Rev. (Cap. Appreciation)
Series F, 0% 11/1/09 (MBIA Insured)  Aaa $ 7,000,000 $ 3,377,500
Riverside County Ctfs. of Prtn. Rfdg.
(Air Force Village West, Inc.)
Series A, 8.125% 6/15/20  -  7,000,000  7,288,750
Sacramento Cogeneration Auth. Cogeneration
Proj. Rev. (Proctor& Gamble Proj.):
  7% 7/1/04  BBB-  1,200,000  1,332,000
  6.375% 7/1/10  BBB-  1,500,000  1,575,000
Sacramento Pwr. Auth. (Cogeneration Proj.)
6.50% 7/1/09  BBB-  2,200,000  2,343,000
San Diego County Regional Trans. Commission
Sales Tax Rev. Second Series A,
6.25% 4/1/03 (FGIC Insured)  Aaa  3,000,000  3,303,750
Santa Ana Cmmty. Redev. Agcy. Tax Allocation
Rfdg. (South Main Str. Redev.) Series D, 5%
9/1/19 (MBIA Insured)  Aaa  5,000,000  4,750,000
South Orange County Pub. Fin. Auth. Spl. Tax Rev.
(Foothill Area) Series C, 8% 8/15/08
(FGIC Insured)  Aaa  1,000,000  1,263,750
Southern California Metropolitan Wtr. Dist.
Wtrwks. 5.55% 10/30/20  Aa  4,000,000  4,000,000
Upland Ctfs. Prtn. (San Antonio Commty. Hosp.)
5.25% 1/1/08  A  3,500,000  3,377,500
West & Central Basin Fin. Auth. Rev. Rfdg.
(West Basin Proj.) Series A, 5% 8/1/13
(AMBAC Insured)  Aaa  3,000,000  2,887,500
   64,600,026
COLORADO - 3.8%
Colorado Health Facs. Auth. Rev. Rfdg.
(Rocky Mountain Adventist) 6.625% 2/1/13  Baa  12,100,000  12,387,375
Denver City & County Arpt. Rev.:
 Series A:
  (Cap. Appreciation) 0% 11/15/05
  (MBIA Insured) (b)  Aaa  1,480,000  893,550
  6.60% 11/15/97 (b)  Baa  1,000,000  1,032,500
  6.90% 11/15/98  Baa  3,850,000  4,061,750
  7% 11/15/99  Baa  2,750,000  2,935,625
 Series C, 6.50% 11/15/06 (b)  Baa  4,075,000  4,324,594
 Series D, 7.40% 11/15/01  Baa  3,000,000  3,326,250
Highlands Ranch Metropolitan Dist. #2:
 6.25% 6/15/07
 (CGIC Insured) (e)  Aaa  1,600,000  1,710,000
 6.50% 6/15/10
 (CGIC Insured) (e)  Aaa  1,000,000  1,100,000
Hyland Hills Metropolitan Park & Recreational
Dist. Spl. Rev. Rfdg. 10% 7/1/06
(Pre-Refunded to 7/1/96 @101) (d)  Aaa  1,900,000  1,957,494
Mesa County Ind. Dev. Rev. (Joy Technologies, Inc.
Proj.) 8.50% 9/15/06  Ba3  1,250,000  1,348,438
   35,077,576
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
CONNECTICUT - 1.4%
Connecticut Dev. Auth. Poll. Cont. Rev.
(United Illuminating Co. Proj.) 9.50% 6/1/16  BBB- $ 1,650,000 $ 1,726,115
Connecticut Health & Edl. Facs. Auth. Rev.
(New Britain Mem. Hosp.) Series A,
7.75% 7/1/22  BBB-  4,900,000  5,310,375
Eastern Connecticut Resources Recovery Auth.
Solid Waste Rev. (Wheelabrator Lisbon Proj.)
 Series A (b):
   5.50% 1/1/14  A  5,000,000  4,687,500
   5% 1/1/04  A  900,000  876,375
   12,600,365
DISTRICT OF COLUMBIA - 0.3%
District of Columbia Hosp. Rev. (Hosp. for Sick
Children) Series A, 8.875% 1/1/21  -  2,940,000  3,189,900
FLORIDA - 0.3%
Broward County Resource Recovery Rev.
(SES Broward Co. LP South Proj.)
7.95% 12/1/08  A  2,315,000  2,598,588
GEORGIA - 0.4%
Cobb County School Dist. Unltd. Tax 5%
2/1/97  Aa1  1,345,000  1,364,731
Fulton County Wtr. & Swr. Rev. Rfdg. 6.25%
1/1/09 (FGIC Insured)  Aaa  1,610,000  1,811,250
Georgia Gen. Oblig. Series B, 7.50% 4/1/97  Aaa  1,000,000  1,043,750
   4,219,731
ILLINOIS - 4.3%
Chicago O'Hare Int'l. Arpt. Spl. Facs. Rev.:
 Rfdg (Delta Airlines, Inc.) 6.45% 5/1/18  Ba3  1,750,000  1,793,750
 (American Airlines, Inc. Proj.) Series A,
 7.875% 11/1/25 (b)  Baa2  4,720,000  5,133,000
Chicago O'Hare Int'l. Arpt. Rev. Rfdg.:
 (Sr. Lien) Series A, 5% 1/1/12  A1  4,000,000  3,850,000
 (2nd Lien) Series A,
 6.375% 1/1/15 (MBIA Insured)  Aaa  2,300,000  2,475,375
Chicago Park Dist. 6% 1/1/05
(FGIC Insured) (e)  Aaa  1,000,000  1,071,250
Cooke & Will Counties Township High School
Dist. Rev. (#206) Series A, 0% 12/1/03
(AMBAC Insured)  Aaa  2,100,000  1,441,125
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev.
(Ford Heights Waste Tire Proj.) 7.875%
4/1/11 (b)  -  15,000,000  14,681,250
Illinois Health Facs. Auth. Rev. (Glen Oaks
Med. Ctr.) Series D, 9.50% 11/15/15  Baa1  3,665,000  4,292,631
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
ILLINOIS - CONTINUED
Metropolitan Pier & Expo Auth. Rev.:
 Rfdg. (Cap. Appreciation) (McCormick Place
 Expansion Proj.) 0% 6/15/08
 (MBIA Insured)  Aaa $ 6,000,000 $ 3,142,500
 Dedicated State Tax Rev. (McCormick Place
 Expansion Proj.) Series A, 0% 6/15/08
 (FGIC Insured)  Aaa  4,000,000  2,095,000
   39,975,881
INDIANA - 0.9%
Burns Harbor Solid Waste Disp. Facs. Rev.
(Bethlehem Steel Corp. Proj.)
8% 4/1/24 (b)  -  3,180,000  3,430,425
Indianapolis Arpt. Auth. Spl. Facs. Rev.
(United Airlines, Inc. Proj.) Series A,
6.50% 11/15/31  Baa2  4,500,000  4,584,375
   8,014,800
KENTUCKY - 2.1%
Kenton County Arpt. Board Arpt. Rev.
(Spl. Facs. Delta) Series A:
  7.50% 2/1/20 (b)  Ba1  3,600,000  3,888,000
  7.125% 2/1/21  Ba1  12,000,000  12,720,000
Owensboro Elec. Light & Pwr. Rev. Series B:
 0% 1/1/09 (AMBAC Insured)  Aaa  2,000,000  1,012,500
 0% 1/1/10 (AMBAC Insured)  Aaa  4,440,000  2,114,550
   19,735,050
LOUISIANA - 3.7%
Lake Charles Harbor & Term. Dist. Port Facs. Rev.
Rfdg. (Trunkline LNG Co. Proj.) Series 1992,
7.75% 8/15/22  Baa3  14,900,000  16,874,250
Louisiana Gen. Oblig. Series A, 6.75% 5/15/03
(MBIA Insured)  Aaa  4,000,000  4,550,000
Louisiana Pub. Facs. Auth. Ind. Dev. Rev. Rfdg.
(Beverly Enterprises, Inc.) 8.25% 9/1/08  -  1,650,000  1,767,563
New Orleans Gen. Oblig. Rfdg. 0% 9/1/08
(AMBAC Insured)  Aaa  10,000,000  5,162,500
Port New Orleans Ind. Dev. Rev. Rfdg.
(Continental Grain Co. Proj.) 7.50%
7/1/13  BB-  3,000,000  3,180,000
West Feliciana Parish Poll. Cont. Rev.
(Various Gulf States Utils. Co. Proj.)
9% 5/1/15  Ba1  2,340,000  2,667,600
   34,201,913
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MARYLAND - 1.6%
Baltimore Consolidated Pub. Impt. Rfdg.
Series A:
  7.50% 10/15/00 (FGIC Insured)  Aaa $ 2,225,000 $ 2,542,063
  7.25% 10/15/04 (FGIC Insured)  Aaa  1,545,000  1,838,550
Maryland Energy Fing. Administration Ltd.
Oblig. Solid Waste Disp. Facs. Recycling Rev.
(Hagerstown Fiber Ltd. Partners 94) 9%
10/15/16  -  5,000,000  5,100,000
Maryland Health & Higher Edl. Facs. Auth. Rev.
(Frederick Mem. Hosp.) 5.25% 7/1/13
(FGIC Insured)  Aaa  2,300,000  2,300,000
Northeast Maryland Waste Disp. Auth. Solid
Waste Rev. (Montgomery County Resource
Recovery Proj.) Series A, 6.30%
7/1/16  A  3,000,000  3,101,250
   14,881,863
MASSACHUSETTS - 9.6%
Massachusetts Bay Trans. Auth.:
 Series B, 6.20% 3/1/16  A1  3,800,000  4,180,000
 5.75% 3/1/25  A1  9,000,000  9,112,500
Massachusetts Gen. Oblig. Consolidated Loan
Unltd. Tax, Series A, 5% 1/1/14  A1  2,900,000  2,758,625
Massachusetts Gen. Oblig. Rfdg. Series A,
6.25% 7/1/04  A1  3,505,000  3,899,313
Massachusetts Health & Edl. Facs. Auth. Rev.
(1st Mtg.) (Fairview Extended Care)
Series A, 10.25% 1/1/21  -  12,000,000  13,755,000
Massachusetts Ind. Fin. Agcy. Ind. Rev.:
 Rfdg. (Emerson College) 8.90% 1/1/18  -  10,000,000  11,212,500
 (1st Mtg.) (Reeds Landing):
  7.75% 10/1/20  -  1,000,000  1,027,500
  8.625% 10/1/23  -  5,500,000  5,733,750
 (Atlanticare Med. Ctr.) Series A, 10.125%
 11/1/14  -  3,400,000  3,230,000
 (Massachusetts Biomedical) Series A-2:
  0% 8/1/03  A1  6,300,000  4,252,500
  0% 8/1/06  A-  4,000,000  2,235,000
   (Cap. Appreciation) 0% 8/1/09  A-  6,000,000  2,730,000
 (Institute Dev. Disabilities) 9.25% 6/1/09  -  4,275,000  4,189,500
 (Terra-Light, Inc.) 13% 11/1/01  A3  3,500,000  3,733,450
 (Union Mission Proj.) 9.55% 9/1/26
 (FHA Guaranteed)  Aaa  3,985,000  4,667,431
Massachusetts Hsg. Fin. Agcy.
(Hsg. Rev. Rental) Series A, 6.60% 7/1/14
(AMBAC Insured) (b)  Aaa  2,500,000  2,650,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MASSACHUSETTS - CONTINUED
Massachusetts Muni. Wholesale Elec. Pwr.
Supply Sys. Rev.:
  Series D, 6% 7/1/06  A $ 800,000 $ 858,000
  5.45% 7/1/18 (AMBAC Insured)  Aaa  3,500,000  3,469,375
Massachusetts Wtr. Resources Auth. Gen. Rfdg.
Series C, 5.25% 12/1/15  A  5,000,000  4,981,250
   88,675,694
MICHIGAN - 5.8%
Detroit Convention Facs. Rev. Rfdg.
(Cobo Hall Expansion Proj.):
  5.25% 9/30/07  A  2,000,000  1,980,000
  5.25% 9/30/12  A  4,000,000  3,760,000
Detroit Hosp. Fin. Auth. Facs. Rev. (Michigan
Healthcare Corp. Proj.) 0% 12/1/20 (f)  Caa  5,960,000  2,264,800
Flint Hosp. Bldg. Auth. Rev. (Hurley Med. Ctr.)
7.80% 7/1/14  Baa  4,750,000  5,177,500
Highland Park Hosp. Fin. Auth. Hosp. Facs. Rev.:
 (Lakeside Commty. Hosp. Proj.) 0% 3/1/20 (f)  -  9,330,000  3,078,900
 (Michigan Health Care Corp. Proj.)
 Series A, 9.875% 12/1/19 (f)  Caa  7,350,000  2,793,000
Michigan Bldg. Auth. Rev. Rfdg. Series I, 5%
10/1/06 (AMBAC Insured)  Aaa  5,000,000  5,050,000
Michigan Hosp. Fin. Auth. Rev. Rfdg.
(Pontiac Osteopathic Hosp.) Series A:
  6% 2/1/14  Baa1  1,500,000  1,417,500
  6% 2/1/24  Baa1  3,500,000  3,224,375
Michigan Strategic Fund Ltd. Gen. Oblig. Rev.:
 (Great Lakes Pulp & Fiber Proj.)
 10.25% 12/1/16  -  12,150,000  12,560,063
 (Mercy Svcs. for Aging Proj.) 9.40%
 5/15/20  -  11,600,000  12,963,000
   54,269,138
MINNESOTA - 1.0%
Minneapolis & St. Paul Hsg. & Redev. Auth.
Healthcare Sys. Rev. (Healthspan Health Sys.
Corp.) (Health One Sys.) Series A, 4.75%
11/15/18 (AMBAC Insured)  Aaa  4,000,000  3,670,000
Minnesota Energy & Econ. Dev. Auth. Rev.
(Small Bus Dev. Lot 1) Series A, 9.25%
8/1/06  -  695,000  721,758
Minnesota Gen. Oblig. Rev. Rfdg. Var. Purp. 6.90%
8/1/01 (Pre-Refunded to 8/1/98 @100) (d)  Aaa  1,000,000  1,070,000
St. Paul Hsg. & Redev. Auth. Hosp. Rev.
(Healtheast Proj.):
  Series A, 9.75% 11/1/17  Baa  2,455,000  2,691,294
  Series B, 9.75% 11/1/17  Baa  1,000,000  1,082,500
St. Paul Port Auth. Ind. Dev. Rev. (Riverview II Proj.)
Series 1983 A, 10% 1/1/13  CCC  30,000  27,375
   9,262,927
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MISSISSIPPI - 0.8%
Claiborne County Poll. Cont. Rev. (Middle South
Energy, Inc. Proj.) Series C, 9.875%
12/1/14  - $ 6,195,000 $ 7,170,713
MISSOURI - 1.9%
Boone County Ind. Dev. Auth. Ind. Rev. (1st Mtg.)
(Fairview Extended Care) Series A,
10.125% 1/1/11  -  2,315,000  2,618,844
Kansas City Ind. Dev. Auth. Ind. Dev. Rev.
(Bishop Spencer Place Inc. Proj.) 8% 9/1/24  -  7,720,000  7,555,950
Kansas City Ind. Dev. Auth. (Kingswood United
Methodist Manor Proj.) Series 1993, 9%
11/15/13  -  2,600,000  2,824,250
St. Louis Land Clearance Redev. Auth. Hsg. Dev.
Rev. (Westminster Place Apts. Proj.)
11% 12/15/15  -  4,290,000  4,413,338
   17,412,382
NEVADA - 1.5%
Clark County Ind. Dev. Rev. (Southwest Gas Corp.)
Series A, 6.50% 12/1/33  Baa3  12,100,000  12,311,750
Las Vegas-Clark County Library Dist. Rfdg.
5% 1/1/10 (FGIC Insured)  Aaa  1,750,000  1,695,313
   14,007,063
NEW HAMPSHIRE - 1.7%
New Hampshire Higher Edl. & Health Facs. Auth.
Rev. (1st Mtg.):
  (Littleton Hosp. Assoc., Inc.)
  Series A, 9.50% 5/1/20  -  3,690,000  4,008,263
  (River Woods at Exeter):
   8% 3/1/00  -  3,230,000  3,297,442
   8% 3/1/01  -  1,200,000  1,237,500
   9% 3/1/23  -  3,170,000  3,423,600
  (Valley Reg'l. Hosp.) 7.35% 4/1/23  -  3,885,000  3,826,725
   15,793,530
NEW JERSEY - 4.9%
Camden County Impt. Auth. Lease Rev.
(Dockside Refrigerated) (Holt) 8.40%,
4/1/24 (b)  -  2,750,000  2,815,313
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.:
 Rfdg. (Holt Hauling & Warehouse):
  Series G, 8.40% 12/15/15  -  5,000,000  5,200,000
  Series H, 8.60% 12/15/17 (b)  -  4,000,000  4,160,000
 Rfdg. (Stolt Term. Proj.) 10.50% 1/15/18  -  3,500,000  3,911,250
 (Holt Hauling & Warehouse):
  Series D, 10.25% 9/15/14  -  4,000,000  4,234,520
  Series E, 9.75% 12/15/16 (b)  -  7,500,000  7,900,125
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
New Jersey Econ. Econ. Dev. Auth. Dev. Rev.:
 11% 12/15/17  - $ 2,565,000 $ 1,556,263
New Jersey Trans. Auth.:
 Rfdg. Series A, 6% 6/15/03 (AMBAC Insured)  Aaa  4,035,000  4,383,019
 Series A, 6% 6/15/04 (AMBAC Insured)  Aaa  8,900,000  9,701,000
Union County Utils. Auth. Solid Waste Rev. 7%
6/15/04 (b)  A-  1,500,000  1,608,750
   45,470,240
NEW MEXICO - 3.2%
Albuquerque Arpt. Rev. Rfdg.:
 6.50% 7/1/08 (AMBAC Insured) (e)  Aaa  1,250,000  1,337,500
 6.75% 7/1/09 (AMBAC Insured) (e)  Aaa  1,150,000  1,247,750
Albuquerque Retirement Facs. Rev. Rfdg.
(La Vida Liena Proj.) Series A, 8.85% 2/1/23  -  2,050,000  2,165,313
Farmington Poll. Cont. Rev.
(Pub. Svc. Co. of New Mexico San Juan Proj.):
  Series A:
   Rfdg. 6.40% 8/15/23  Ba2  4,000,000  3,945,000
   6% 3/1/08  Ba2  12,730,000  12,618,613
   6.50% 9/1/09  Ba2  1,000,000  1,000,220
Grant County Hosp. Facs. Rev. Rfdg.
(Gila Reg'l. Med. Ctr. Proj.) 10% 2/1/12  -  3,915,000  4,117,210
New Mexico Univ. Rev. Rfdg. Series A,
6% 6/1/21  A1  2,840,000  3,109,800
   29,541,406
NEW YORK - 10.8%
Babylon Ind. Dev. Agcy. Resource Recovery Rev.
(Odgen Martin Sys. Babylon, Inc. Co.)
Series B, 8.50% 1/1/19 (Pre-Refunded to
7/1/98 @103) (d)  Aaa  995,000  1,124,350
New York City Gen. Oblig. 7.50% 2/1/03  Baa1  14,000,000  15,522,500
New York State Dorm. Auth. Rev. Rfdg.
(State Univ. Edl. Facs.) Series A:
  5.50% 5/15/09  Baa1  3,000,000  3,015,000
  5.50% 5/15/13  Baa1  10,250,000  10,109,063
  5.25% 5/15/15  Baa1  10,000,000  9,512,500
  5.875% 5/15/17  Baa1  8,500,000  8,733,750
  5.50% 5/15/19  Baa1  1,500,000  1,468,125
New York State Local Gov't. Assistance Corp.:
 Rfdg.:
  (Cap. Appreciation) Series C, 0% 4/1/13  A  10,000,000  3,987,500
  Series C, 5.50% 4/1/17  A  4,400,000  4,444,000
  Series E, 5% 4/1/21  A  10,000,000  9,425,000
 Series B, 6% 4/1/18  A  2,500,000  2,559,375
New York State Mtg. Agcy. Rev. (Homeowner Mtg.)
Series 48, 6.05% 4/1/17 (b)  Aa  5,000,000  5,037,500
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Pwr. Auth. Rev. & Gen. Purp.
Series CC, 5.125% 1/1/11 (FGIC Insured)  Aaa $ 4,000,000 $ 3,940,000
New York State Tollway Auth. Hwy. & Bridge
Series B, 5% 4/1/96  A  10,000,000  10,027,000
New York State Turnpike Auth. Hwy. & Bridge
5% 4/1/97  A  2,500,000  2,531,250
New York State Urban Dev. Corp. Rev. Rfdg.
(Correctional Cap. Facs.) Series A,
6.40% 1/1/04  Baa1  4,000,000  4,335,000
Niagara County Ind. Dev. Agcy. Rev.
(Wintergarden Inn Assoc. Proj.) 10%
6/1/11 (f)  -  4,210,000  2,105,000
Triborough Bridge & Tunnel Auth. Rev.
(Gen. Purp.) Series X, 6% 1/1/14  Aa  2,400,000  2,499,000
   100,375,913
NEW YORK & NEW JERSEY - 0.4%
New York & New Jersey Port Auth. Spl.
Oblig. Rev. (Continental Airlines Corp./Eastern
Airlines, Inc./U.S. Air Laguardia Proj.)
9.125% 12/1/15 (b)  B2  3,000,000  3,386,250
NORTH CAROLINA - 0.8%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys.
Rev. Rfdg.:
  Series B, 7.25% 1/1/07  A  5,000,000  5,662,500
  Series C, 7% 1/1/07  A  1,750,000  1,944,688
   7,607,188
OHIO - 1.7%
Fairfield Econ. Dev. Rev. Rfdg. (Beverly
Enterprises Proj.) 8.50% 1/1/03  -  2,000,000  2,155,000
Ohio Solid Waste Rev. (Republic Engineered
Steels Proj.) 8.25% 10/1/14 (b)  -  8,000,000  7,890,000
Ohio State Bldg. Auth. (Workers Composition
Bldg. A) 4.75% 4/1/14  A  3,000,000  2,756,250
Ohio Wtr. Dev. Auth. Pollution Cont. Facs. Rev.
6.50% 12/1/03 (MBIA Insured)  Aaa  2,925,000  3,279,656
   16,080,906
OKLAHOMA - 0.8%
Oklahoma County Ind. Auth. Rev. (Epworth
Village Proj.) Series A, 10.25% 4/1/19  -  2,970,000  3,233,588
Tulsa Muni. Arpt. Trust Rev. (American Airlines
Corp. Proj.) 7.35% 12/1/11  Baa2  3,600,000  3,933,000
   7,166,588
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
PENNSYLVANIA - 6.9%
Allegheny County Hosp. Dev. Auth. Health Facs.
Rev. (Allegheny Valley School):
  8% 2/1/02  Ba1 $ 1,000,000 $ 1,050,000
  8.50% 2/1/15  Ba1  3,795,000  4,022,700
Cumberland County Muni. Auth. Rev.
(Carlisle Hosp.) 6.80% 11/15/23  Baa  3,800,000  3,809,500
Delaware County Auth. Rev.
(1st Mtg. Riddle Village Proj.):
  Series 1992, 8.75% 6/1/10  -  2,000,000  2,162,500
  7% 6/1/00  -  500,000  507,500
  8.25% 6/1/22  -  4,500,000  4,786,875
  9.25% 6/1/22  -  6,260,000  6,909,475
Lehigh County Gen. Purp. Auth. Rev.
(Wiley House) 9.50% 11/1/16  -  5,930,000  6,300,625
Pennsylvania Convention Ctr. Auth. Rev. Rfdg.
Series A:
  6.60% 9/1/09  Baa  3,000,000  3,217,500
  6.70% 9/1/14  Baa  4,500,000  4,809,375
  6.75% 9/1/19  Baa  4,500,000  4,786,875
Philadelphia Gen. Oblig.:
 6.25% 5/15/11 (MBIA Insured)  Aaa  3,400,000  3,689,000
 6.25% 5/15/13 (MBIA Insured)  Aaa  3,835,000  4,122,625
Philadelphia Ind. Dev. Auth. Dev. Rev.
(Long Term Care, Maplewood) 8% 1/1/24  -  4,500,000  4,730,624
Philadelphia Wtr. & Swr. Rev. (Cap. Appreciation)
14th Series, 0% 10/1/05 (MBIA Insured)  Aaa  3,000,000  1,856,250
Philadelphia Wtr. & Wastewtr. Rev.:
 6.75% 8/1/04 (MBIA Insured)  Aaa  1,000,000  1,147,500
 6.75% 8/1/05 (MBIA Insured)  Aaa  1,000,000  1,153,750
Pittsburgh Wtr. & Swr. Auth. Rev. Rfdg.
Series A, 0% 9/1/06
(FGIC Insured) (Escowed to Maturity) (d) Aaa 3,000,000 1,807,500 Somerset County Hosp. Auth. Rev.
(Health Care) (1st Mortgage-GF):
  8.40% 6/1/09  -  1,000,000  1,026,250
  8.50% 6/1/24  -  2,300,000  2,348,875
   64,245,299
SOUTH CAROLINA - 1.9%
Charleston County Health Facs. Rev. Rfdg.
(1st Mtg. Episcopal Proj.):
  Series A, 9.75% 4/1/16  -  3,000,000  3,791,250
  Series B, 9.75% 4/1/16  -  2,110,000  2,666,513
Charleston County Resources Recovery Rev.
(Foster Wheeler) Series A, 9.25%
1/1/10 (b)  A  4,500,000  4,955,625
South Carolina Pub. Svc. Auth. Rev.
Rfdg. Series A (e):
  6.25% 1/1/04 (MBIA Insured)  Aaa  2,565,000  2,766,994
  6.50% 1/1/08 (MBIA Insured)  Aaa  3,330,000  3,642,188
   17,822,570
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
TEXAS - 4.1%
Alliance Arpt. Auth. Spl. Facs. Rev.
(American Airlines, Inc.) 7% 12/1/11 (b)  Baa2 $ 7,000,000 $ 7,770,000
Brazos River Auth. Poll. Cont. Rev. (Texas Util. Elec.
Co. Proj.) Series A, 8.25% 1/1/19 (b)  Baa2  5,620,000  6,182,000
East Texas Health Facs. Dev. Corp. Hosp. Rev.
(Memorial Foundation Palestine Inc.)
7.80% 8/15/18  -  4,150,000  3,662,374
El Paso Wtr. & Swr. Rev.:
 0% 3/1/05 (MBIA Insured) (e)  Aaa  2,650,000  1,676,124
 0% 3/1/06 (MBIA Insured) (e)  Aaa  3,700,000  2,206,124
Harris County Cultural & Ed. Facs. Fin. Corp. Rev.
(Space Ctr. Houston Proj.):
  9% 8/15/00 (f)  -  500,000  125,000
  9.25% 8/15/15 (f)  -  4,565,000  1,141,250
Houston Hsg. Fin. Corp. Single Family Mtg. Rev.
(Verex Mtg. Assurance, Inc.) Series 1984 A,
10.875% 2/15/16  A  1,130,000  1,146,950
Round Rock Independent School Dist.
Rfdg. & School Bldg. Unltd. Tax 0%
8/15/09 (MBIA Insured)  Aaa  7,430,000  3,622,125
Sabine River Auth. Poll. Cont. Rev. (Util. Elec.
Proj.) Series B, 8.25% 10/1/20 (b)  Baa2  1,250,000  1,412,500
San Antonio Elec. & Gas Rev. Rfdg.:
 Series B, 0% 2/1/08 (FGIC Insured)  Aaa  2,000,000  1,067,500
 5.80% 2/1/06  Aaa  3,000,000  3,232,500
Tarrant County Hsg. Fin. Corp. Single Family Mtg.
Rev. Series A, 9.50% 5/15/03  B  785,000  785,228
Texas Pub. Fin. Auth. Bldg. Rev. Rfdg. (Cap.
Appreciation) 0% 2/1/09 (MBIA Insured)  Aaa  2,000,000  1,005,000
Texas Pub. Fin. Auth. Rfdg. Series A, 6%
10/1/05 (g)  Aa  3,000,000  3,318,750
   38,353,425
UTAH - 1.7%
Intermountain Pwr. Agcy. 5.60% 7/1/21  Aa  5,000,000  5,000,000
Intermountain Pwr. Agcy. Pwr. Supply Sys. Rev.
Rfdg. Series B, 6.25% 7/1/03
(MBIA Insured) (e)  Aaa  6,000,000  6,487,500
South Salt Lake City Ind. Rev. (Price Savers
Wholesale Club Proj.) 9% 11/15/13  -  3,650,000  4,202,062
Utah Hsg. Fin. Agcy. (Residential Mtg.)
Series 1983 A, 0% 7/1/16  A+  640,004  79,201
   15,768,763
VERMONT - 0.2%
Vermont Ind. Dev. Auth. Ind. Dev. Rev. (Radisson
Hotel) Series B-1, 7.75% 11/15/15  -  2,000,000  2,205,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
VIRGINIA - 4.3%
Fairfax County Ind. Dev. Auth. Rev. Rfdg. (Inova
Health Sys. Hosp. Rev.) 5.25% 8/15/19  Aa $ 2,500,000 $ 2,434,374
Galax Ind. Dev. Auth. 1st Mtg. Med. Facs. Rev.
Rfdg. (Waddell Nursing Home Proj.)
9.50% 8/1/05  -  2,070,000  2,157,063
Loudoun County Ind. Dev. Auth. Residential Care
Facs. Rev. (Falcons Landing Proj.) Series A:
  9.25% 11/1/04  -  1,100,000  1,161,874
  8.75% 11/1/24  -  13,900,000  14,230,124
Richmond Gen. Oblig. 6.50% 1/15/02  A1  6,775,000  7,460,968
Southeastern Pub. Svc. Auth. Rev. Rfdg. Sr.
Series A:
  5.15% 7/1/09 (MBIA Insured)  Aaa  4,000,000  4,055,000
  5.25% 7/1/10 (MBIA Insured)  Aaa  4,000,000  4,060,000
Virginia Gen. Oblig. Pub. Facs. 6% 6/1/00  Aaa  3,540,000  3,792,225
Virginia Hsg. Dev. Auth. Residential Mtg. (Single
Family Mtg.) Series 1983 B, 0% 9/1/14  Aa  1,210,000  176,963
   39,528,591
WASHINGTON - 3.1%
Douglas County Pub. Util Dist. #1 Wells Hydroelec.
Rev. Rfdg. (Pacific Pwr. & Lt. Co.) 8.75%
9/1/18  A  1,395,000  1,811,756
Washington Pub. Pwr. Supply Sys. Rev.:
 Rfdg. (Nuclear Proj. #1) Series B, 7% 7/1/08  Aa  1,000,000  1,136,250
 Rfdg.(Nuclear Proj. #3) (Cap. Appreciation)
 Series B, 0% 7/1/08 (MBIA Insured)  Aaa  3,000,000  1,545,000
 (Nuclear Proj. #2):
  5.55% 7/1/10 (FGIC Insured)  Aaa  5,300,000  5,359,624
  5.40% 7/1/12  Aa  10,000,000  9,762,500
 (Nuclear Proj. #3) 5.26% 7/1/12  Aa  10,000,000  9,612,500
   29,227,630
WEST VIRGINIA - 1.0%
Fayette County Ind. Dev. Rev. Rfdg. (Kroger Co.)
6% 12/1/01  Ba2  1,450,000  1,457,250
West Virginia Parkway Econ. Dev. Agcy.
5.831% 5/16/19 (FGIC Insured)  Aaa  7,200,000  7,371,000
   8,828,250
TOTAL MUNICIPAL BONDS
(Cost $869,278,488)   892,144,572
MUNICIPAL NOTES (A) - 3.9%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
CALIFORNIA - 1.0%
California School Cash Reserve Program TRAN
Series 1995 A, 4.75% 7/3/96,
LOC Industrial Bank of Japan Ltd.
(MBIA Insured)  MIG 1 $ 9,000,000 $ 9,040,320
FLORIDA - 0.5%
Sunshine State Governmental Fing. Commission, CP:
 3.70% 3/18/96  A-1+  2,600,000  2,600,545
 3.65% 3/26/96  A-1+  2,600,000  2,600,285
   5,200,830
ILLINOIS - 0.2%
Illinois Dev. Fin. Auth. Multi-Family Hsg. Rev.
Rfdg. (Garden Glen Apts.) Series 1993,
5.90%, VRDN  A-1+  1,500,000  1,500,000
NEW YORK - 0.6%
New York City Hsg. Dev. Corp. Multi-Family
Mtg. Rev. (Tribeca Towers) Series 1994A,
5.10% (FNMA Guaranteed) VRDN (b)  A-1+  1,000,000  1,000,000
New York State Energy Research & Dev. Auth. Elec.
Facs. Rev. (Long Island Lighting Co.)
Series 95-A, 5% 8/1/25, LOC Union
Bank of Switzerland, VRDN (b)  VMIG 1  1,500,000  1,500,000
New York State Energy Research & Dev. Auth. Poll.
Cont. Rev., VRDN:
  (Central Hudson Gas & Elec.) Series 1985 B,
  4.90%, LOC Bankers Trust Co.  -  1,500,000  1,500,000
  (Niagra Mohawk Pwr.) Series 1987 A, 6%,
  LOC Toronto-Dominion Bank  -  1,300,000  1,300,000
   5,300,000
OHIO - 0.1%
Columbus Swr. Sys. Rev. Rfdg. Series 1994,
4.95%, VRDN  VMIG 1  1,000,000  1,000,000
TEXAS - 0.6%
Gulf Coast Waste Disp. Auth (Amoco Oil Co. Proj.)
6.15% 8/1/23, VRDN (b)  VMIG 1  5,400,000  5,400,000
Port Arthur Navigation Dist. Poll. Cont. Rev.
Rfdg. (Texaco Inc. Proj.) Series 1994, 6%
10/1/24, VRDN  VMIG 1  600,000  600,000
   6,000,000
VIRGINIA - 0.2%
Campbell County Ind. Dev. Auth. Facs. Rev.
(Hadson Pwr. #12-Altavista Proj.)
Series 1990 A, 6.15%, LOC Barclays Bank,
VRDN (b)  -  1,500,000  1,500,000
MUNICIPAL NOTES (A) - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
WISCONSIN - 0.7%
Wisconsin Gen. Oblig. TRAN 4.50%
6/17/96  MIG 1 $ 6,500,000 $ 6,532,954
TOTAL MUNICIPAL NOTES
(Cost $36,074,104)   36,074,104
TOTAL INVESTMENTS - 100%
(Cost $905,352,592)  $ 928,218,676
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
74 U.S. Treasury Bond Futures   March 1996 $ 8,988,688 $ 94,141
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES -1.0%

SECURITY TYPE ABBREVIATIONS
CP - Commercial Paper
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(a)The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b)Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(d)Security collateralized by an amount sufficient to pay interest and principal.
(e)Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
(f)Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(g)A portion of the Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $276,563.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 36.4% AAA, AA, A 35.8%
Baa 19.4% BBB  16.6%
Ba 5.7% BB  6.8%
B 0.4% B  0.0%
Caa 0.5% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.5%
The percentage not rated by either S&P or Moody's amounted to 29.4%. FMR has determined that unrated debt securities that are lower quality account for 26.8% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
Health Care  23.8%
General Obligation  17.8
Industrial Development  16.4
Electric Revenue  10.6
Others
 (individually less than 10%)  31.4
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1995 the aggregate cost of investment securities for income tax purposes was $905,479,583. Net unrealized appreciation aggregated $22,739,093, of which $47,336,346 related to appreciated investment securities and $24,597,253 related to depreciated investment securities.
At December 31, 1995, the fund had a capital loss carryforward of approximately $9,992,400 of which $1,443,700 and $8,548,700 will expire on December 31, 2002, and 2003, respectively.
At December 31, 1995, the fund was required to defer $3,626,746 of losses on futures contracts and options.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1995

5.ASSETS                                                         6.              7.

8.Investment in securities, at value (cost $905,352,592)         9.              $ 928,218,676
-
See accompanying schedule

10.Interest receivable                                           11.              15,636,086

12.Receivable for daily variation on futures contracts           13.              25,438

14. 15.TOTAL ASSETS                                              16.              943,880,200

17.LIABILITIES                                                   18.             19.

20.Payable to custodian bank                                     $ 92,756        21.

22.Payable for investments purchased                              11,762,591     23.
Regular delivery

24. Delayed delivery                                             25.  18,781,7   26.
                                                                 15

27.Payable for fund shares redeemed                               1,348,513      28.

29.Distributions payable                                          1,274,000      30.

31.Accrued management fee                                         339,654        32.

33.Other payables and accrued expenses                            196,745        34.

35. 36.TOTAL LIABILITIES                                         37.              33,795,974

38.39.NET ASSETS                                                 40.             $ 910,084,226

41.Net Assets consist of:                                        42.             43.

44.Paid in capital                                               45.             $ 901,115,656

46.Accumulated undistributed net realized gain (loss)            47.              (13,991,655)
on investments

48.Net unrealized appreciation (depreciation)                    49.              22,960,225
on investments

50.51.NET ASSETS, for 77,979,597 shares outstanding              52.             $ 910,084,226

53.54.NET ASSET VALUE, offering price and redemption             55.              $11.67
price per share ($910,084,226 (divided by) 77,979,597 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

56.57.INTEREST INCOME                                      58.            $ 60,903,680

59.EXPENSES                                                60.            61.

62.Management fee                                          $ 3,996,093    63.

64.Transfer agent, accounting and custodian fees            1,502,789     65.
and expenses

66.Non-interested trustees' compensation                    5,908         67.

68.Registration fees                                        54,914        69.

70.Audit                                                    51,429        71.


72.Legal                                                    25,831        73.


74.Miscellaneous                                            6,003         75.

76. 77.TOTAL EXPENSES                                      78.             5,642,967

79.80.NET INTEREST INCOME                                  81.             55,260,713

82.REALIZED AND UNREALIZED GAIN (LOSS)                     84.            85.
83.Net realized gain (loss) on:

86. Investment securities                                   (3,320,060)   87.

88. Futures contracts                                       (2,977,831)    (6,297,891)

89.Change in net unrealized appreciation (depreciation)    90.            91.
on:

92. Investment securities                                   71,775,737    93.

94. Futures contracts                                       45,957         71,821,694

95.96.NET GAIN (LOSS)                                      97.             65,523,803

98.99.NET INCREASE (DECREASE) IN NET ASSETS                100.           $ 120,784,516
RESULTING FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                   YEARS ENDED DECEMBER 31,

                                                   1995                       1994

101.INCREASE (DECREASE) IN NET ASSETS

102.Operations                                     $ 55,260,713               $ 58,941,113
Net interest income

103. Net realized gain (loss)                       (6,297,891)                (6,170,723)

104. Change in net unrealized appreciation          71,821,694                 (108,690,819)
(depreciation)

105.                                                120,784,516                (55,920,429)
106.NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS

107.Distributions to shareholders                   (55,260,713)               (58,941,113)
From net interest income

108. From net realized gain                         -                          (3,920,968)

109. 110.TOTAL  DISTRIBUTIONS                       (55,260,713)               (62,862,081)

111.Share transactions                              169,649,889                241,631,086
Net proceeds from sales of shares

112. Reinvestment of distributions                  39,176,940                 45,254,134

113. Cost of shares redeemed                        (160,585,909)              (324,429,481)

114. Redemption fees                                166,032                    255,161

115.116.                                            48,406,952                 (37,289,100)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

117.                                                113,930,755                (156,071,610)
118.TOTAL INCREASE (DECREASE) IN NET ASSETS

119.NET ASSETS                                     120.                       121.

122. Beginning of period                            796,153,471                952,225,081

123. End of period                                 $ 910,084,226              $ 796,153,471

124.OTHER INFORMATION                              126.                       127.
125.Shares

128. Sold                                           15,043,662                 21,118,312

129. Issued in reinvestment of distributions        3,447,309                  3,960,271

130. Redeemed                                       (14,137,312)               (28,669,547)

131. Net increase (decrease)                        4,353,659                  (3,590,964)


FINANCIAL HIGHLIGHTS

                                   YEARS ENDED DECEMBER 31,

                                   1995                       1994        1993A       1992        1991

132.SELECTED PER-SHARE
DATA

133.Net asset value,               $ 10.810                   $ 12.330    $ 11.880    $ 11.800    $ 11.430
beginning of period

134.Income from                     .709                       .770        .783        .834        .863
Investment Operations
Net interest income

135. Net realized and               .858                       (1.473)     .788        .208        .429
unrealized gain (loss)

136. Total from                     1.567                      (.703)      1.571       1.042       1.292
investment operations

137.Less Distributions              (.709)                     (.770)      (.783)      (.834)      (.863)
From net interest
 income

138. From net realized              -                          (.050)      (.340)      (.130)      (.060)
gain

139. Total distributions            (.709)                     (.820)      (1.123)     (.964)      (.923)

140.Redemption fees                 .002                       .003        .002        .002        .001
added to paid in capital

141.Net asset value, end           $ 11.670                   $ 10.810    $ 12.330    $ 11.880    $ 11.800
of period

142.TOTAL RETURN                    14.89                      (5.82)      13.63       9.17        11.77
                                   %                          %           %           %           %

143.RATIOS AND SUPPLEMENTAL DATA

144.Net assets, end of             $ 910,084                  $ 796,153   $ 952,225   $ 761,683   $ 653,818
period (000 omitted)

145.Ratio of expenses to            .64                        .63%        .64         .64         .69
average net assets                 %                                      %           %           %

146.Ratio of net interest           6.24                       6.69%       6.37        7.01        7.46
income to average net              %                                      %           %           %
assets

147.Portfolio turnover              39                         40%         54          43          30
rate                               %                                      %           %           %


A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
On December 14, 1995, the Board of Trustees gave approval to change the name of Fidelity Aggressive Tax-Free Portfolio to Fidelity Aggressive Municipal Fund. The fund's name change will be effective in 1996 with the next prospectus revision. Fidelity Aggressive Municipal Fund (the fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities (including restricted securities) for which quotations are not readily available through the pricing service are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures and options transactions, market discount, capital loss carryforwards, losses deferred due to wash sales, futures and options and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distribution in the following year.
REDEMPTION FEES. Shares held in the fund less than 180 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. The fee,
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
REDEMPTION FEES - CONTINUED
which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end, is shown in the schedule of investments under the caption"Futures Contracts". This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $383,267,541 and $330,470,029, respectively.The market value of futures contracts opened and closed during the period amounted to $115,631,554 and $129,943,088, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is
 .30%. For the period, the management fee was equivalent to an annual rate of .45% of average net assets.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .1100% to .3700%. Effective January 1, 1996, FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plan (the Plan), and in accordance with Rule 12b-1 of the 1940 Act, FMR or the fund's distributor, Fidelity Distributors Corporation (FDC), an affiliate of FMR, may use their resources to pay administrative and promotional expenses related to the sale of the fund's shares. Subject to the approval of the Board of Trustees, the Plan also authorizes payments to third parties that assist in the sale of the fund's shares or render shareholder support services. FMR or FDC has informed the fund that payments made to third parties under the Plan amounted to $5,005 for the period.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the fund. UMB has entered into a sub-contract with Fidelity Service Co. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $1,170,986 and $300,624, respectively; the transfer agent fees were equivalent to an annual rate of
 .13% of average net assets.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and the Shareholders of Fidelity Aggressive Tax-Free Portfolio:
We have audited the accompanying statement of assets and liabilities of Fidelity Municipal Trust: Fidelity Aggressive Tax-Free Portfolio, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Municipal Trust: Fidelity Aggressive Tax-Free Portfolio as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 2, 1996
DISTRIBUTIONS


The Board of Trustees of Fidelity Aggressive Municipal Fund (formerly Fidelity Aggressive Tax-Free Portfolio) voted to pay on February 5, 1996 to shareholders of record at the opening of business on February 2, 1996, a distribution of $.001 derived from capital gains realized from sales of portfolio securities.
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred Henning Jr., Vice President
Anne Punzak, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
  and
Fidelity Service Co.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
FIDELITY'S TAX-FREE BOND FUNDS
Aggressive Municipal
California Municipal Income
California Insured Municipal Income
High Yield Tax-Free
Insured Municipal Income
Limited Term Municipal Income
Massachusetts Municipal Income
Michigan Municipal Income
Minnesota Municipal Income
Municipal Bond
New York Municipal Income
New York Insured Municipal Income
Ohio Municipal Income
SpartanAggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
Spartan California Intermediate Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate Municipal Income
Spartan New York Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

INSURED MUNICIPAL INCOME FUND
(FORMERLY FIDELITY INSURED TAX-FREE PORTFOLIO)
ANNUAL REPORT
DECEMBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     23   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    27   Notes to the financial statements.

REPORT OF INDEPENDENT    30   The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells bonds that have grown in value). You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns for the past ten years would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995        PAST 1   PAST 5   PAST 10
                                       YEAR     YEARS    YEARS

Insured Municipal Income               18.67%   50.10%   126.60%

Lehman Brothers Municipal Bond Index   17.45%   52.61%   142.03%

Average Insured Municipal Bond Fund    17.59%   48.84%   120.87%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond Index - a broad gauge of the municipal bond market which includes both insured and uninsured bonds. To measure how the fund's performance stacked up against its peers, you can compare it to the average insured municipal bond fund, which reflects the performance of 45 insured municipal bond funds with similar objectives tracked by Lipper Analytical Services over the past six months. Both benchmarks include reinvested dividends and capital gains, if any. Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995        PAST 1   PAST 5   PAST 10
                                       YEAR     YEARS    YEARS

Insured Municipal Income               18.67%   8.46%    8.52%

Lehman Brothers Municipal Bond Index   17.45%   8.82%    9.24%

Average Insured Municipal Bond Fund    17.59%   8.26%    8.23%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
              Insured Tax FreeLB Municipal Bon
     12/31/85        10000.00        10000.00
     01/31/86        10573.45        10589.00
     02/28/86        10982.41        11008.96
     03/31/86        11083.61        11012.48
     04/30/86        10996.45        11020.85
     05/31/86        10807.84        10841.43
     06/30/86        10898.80        10944.86
     07/31/86        10898.11        11011.30
     08/31/86        11439.24        11504.27
     09/30/86        11408.14        11533.15
     10/31/86        11661.65        11732.32
     11/30/86        11854.93        11964.74
     12/31/86        11833.25        11931.72
     01/31/87        12124.18        12290.98
     02/28/87        12216.87        12351.45
     03/31/87        12089.19        12220.53
     04/30/87        11297.43        11607.30
     05/31/87        11181.27        11549.73
     06/30/87        11351.30        11888.83
     07/31/87        11457.45        12010.10
     08/31/87        11522.90        12037.12
     09/30/87        10880.01        11593.31
     10/31/87        11101.93        11634.35
     11/30/87        11375.01        11938.12
     12/31/87        11585.28        12111.35
     01/31/88        12144.45        12542.75
     02/29/88        12245.15        12675.33
     03/31/88        11885.18        12527.66
     04/30/88        11953.64        12622.87
     05/31/88        11986.68        12586.39
     06/30/88        12190.60        12770.53
     07/31/88        12258.01        12853.79
     08/31/88        12302.98        12865.11
     09/30/88        12533.55        13097.96
     10/31/88        12859.78        13329.14
     11/30/88        12656.68        13207.05
     12/31/88        12881.52        13342.16
     01/31/89        13083.96        13618.07
     02/28/89        12938.95        13462.69
     03/31/89        12939.08        13430.51
     04/30/89        13290.99        13749.35
     05/31/89        13547.37        14034.93
     06/30/89        13730.79        14225.52
     07/31/89        13842.88        14419.13
     08/31/89        13706.11        14277.97
     09/30/89        13658.55        14235.42
     10/31/89        13806.41        14409.52
     11/30/89        14032.56        14661.69
     12/31/89        14098.73        14781.62
     01/31/90        14006.53        14711.70
     02/28/90        14146.17        14843.37
     03/31/90        14160.90        14847.83
     04/30/90        13975.93        14740.33
     05/31/90        14326.64        15062.11
     06/30/90        14443.51        15194.50
     07/31/90        14666.25        15418.62
     08/31/90        14427.08        15194.74
     09/30/90        14494.16        15203.41
     10/31/90        14707.90        15479.20
     11/30/90        15056.56        15790.48
     12/31/90        15096.84        15859.17
     01/31/91        15312.58        16072.00
     02/28/91        15418.61        16211.83
     03/31/91        15374.90        16217.66
     04/30/91        15550.50        16434.17
     05/31/91        15713.63        16580.27
     06/30/91        15671.81        16563.85
     07/31/91        15895.34        16765.60
     08/31/91        16077.73        16986.41
     09/30/91        16290.18        17207.57
     10/31/91        16433.29        17362.44
     11/30/91        16457.64        17410.88
     12/31/91        16844.27        17784.51
     01/31/92        16855.19        17825.06
     02/29/92        16863.18        17830.77
     03/31/92        16819.55        17837.36
     04/30/92        16962.82        17996.12
     05/31/92        17184.37        18207.93
     06/30/92        17460.51        18513.46
     07/31/92        18008.08        19068.49
     08/31/92        17765.64        18882.58
     09/30/92        17865.67        19006.07
     10/31/92        17454.16        18819.24
     11/30/92        17964.57        19156.29
     12/31/92        18176.92        19351.88
     01/31/93        18406.20        19576.94
     02/28/93        19297.00        20285.04
     03/31/93        19041.35        20070.62
     04/30/93        19251.43        20273.14
     05/31/93        19326.73        20387.07
     06/30/93        19682.36        20727.33
     07/31/93        19675.14        20754.49
     08/31/93        20164.44        21186.59
     09/30/93        20409.92        21427.91
     10/31/93        20384.35        21469.26
     11/30/93        20143.54        21280.12
     12/31/93        20693.57        21729.34
     01/31/94        20932.41        21977.49
     02/28/94        20300.46        21408.28
     03/31/94        19200.35        20536.53
     04/30/94        19251.44        20710.68
     05/31/94        19496.89        20890.24
     06/30/94        19292.96        20762.60
     07/31/94        19732.30        21143.18
     08/31/94        19774.48        21216.34
     09/30/94        19426.94        20904.88
     10/31/94        19010.63        20533.61
     11/30/94        18555.01        20162.36
     12/31/94        19094.58        20606.14
     01/31/95        19832.49        21195.06
     02/28/95        20508.59        21811.41
     03/31/95        20726.47        22062.03
     04/30/95        20725.26        22088.06
     05/31/95        21383.49        22792.89
     06/30/95        21054.09        22593.45
     07/31/95        21239.53        22807.64
     08/31/95        21516.98        23096.84
     09/30/95        21643.36        23243.04
     10/31/95        21995.86        23580.99
     11/30/95        22420.84        23972.20
     12/29/95        22660.38        24202.58

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Insured Municipal Income Fund on December 31, 1985. As the chart shows, by December 31, 1995, the value of your investment would have grown to $22,660 - a 126.60% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $24,203 - a 142.03% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no
guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      YEARS ENDED DECEMBER 31,

      1995                       1994   1993   1992   1991

Dividend return               5.97%    5.01%     5.77%    6.13%   6.70%

Capital appreciation return   12.70%   -12.74%   8.08%    1.78%   4.87%

Total return                  18.67%   -7.73%    13.85%   7.91%   11.57%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1995          PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.98(cents)   29.74(cents)   59.91(cents)

Annualized dividend rate                 4.89%         5.04%          5.19%

30-day annualized yield                  4.64%         -              -

30-day annualized tax-equivalent yield   7.25%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.99 over the past month, $11.71 over the past six months and $11.55 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% 1995 federal tax bracket.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
In sharp contrast to much of 1994,
the municipal bond market posted
strong returns for the 12 months
ended December 31, 1995. For
the period, the Lehman Brothers
Municipal Bond Index - a broad
measure of the tax-free market -
had a total return of 17.45%. By
comparison, the Lehman Brothers
Aggregate Bond Index - a proxy
for investment-grade taxable
bonds - had a total return of
18.47%. Tax-free bonds kicked
off 1995 by surging ahead of
their taxable counterparts in the
first quarter on signs of a slowing
economy and tamer inflation
expectations. By spring, however,
the muni bond market began to
underperform U.S. Treasury
securities when Congress began
consideration of tax-code changes,
some of which threatened the
tax-exempt status of municipal
securities. This threat of tax reform
dampened enthusiasm in the
municipal bond market, stalling
the rally and helping shorter
maturity bonds to outperform their
longer counterparts throughout
the spring and summer months.
By the fourth quarter, historically
attractive valuations relative to
Treasuries, continued low
issuance, and stronger demand
from insurance companies and
retail buyers helped longer-term
tax-free bonds rebound.
An interview with George Fischer, Portfolio Manager of Fidelity Insured Municipal Income Fund
Q. GEORGE, HOW HAS THE FUND PERFORMED?
A. Quite well. For the 12 months ended December 31, 1995, the fund returned 18.67%. For the same period, the average insured municipal bond fund returned 17.55%, as tracked by Lipper Analytical Services.
Q. WHAT HELPED THE FUND COME OUT AHEAD OF THE AVERAGE?
A. Some of the fund's outperformance can be attributed to its long duration in the first quarter. Duration measures how sensitive a fund's share price is to changes in interest rates. During the first three months of last year when the fund's duration was relatively long, its share price rose more than funds with shorter durations as interest rates declined. But by March, the fund's duration was gradually reduced when the previous manager sold some longer-maturity bonds and replaced them with intermediate-term securities. The manager believed that these securities offered the best reward relative to their risk.
Q. WHAT STRUCTURAL CHANGES HAVE YOU MADE SINCE TAKING OVER IN AUGUST?
A. When I began managing the fund, the yield spread, or the difference in yields between bonds with maturities of 10 and 20 years, was quite wide. In fact, there was as much as one percentage point difference in yields between comparable bonds with 10- and 20-year maturities. So I bought bonds in the 20-year maturity range, because I believed they offered the best amount of income relative to their sensitivity to interest rate moves, as well as the potential for price appreciation should yield spreads narrow. When the yield spread narrowed, bonds in the 20-year maturity range performed quite well. After spreads had narrowed, I began focusing on buying bonds with 10-year and 30-year maturities.
Q. DO YOU HAVE ANY REGRETS?
A. Although California bonds made up 10.4% of the fund's investments at the end of the period, the fund was underweighted - relative to its benchmark, the Lehman Brothers Municipal Bond Index - in bonds issued in that state. These bonds tended to do well last year. Their performance was driven primarily by improvements in the state's economy, which appears to have bottomed. Additionally, the state's fiscal situation improved throughout 1995, which proved to be a pleasantly surprising development.
Q. THE FUND'S STAKE IN BONDS ISSUED IN TEXAS MORE THAN DOUBLED OVER THE PAST SIX MONTHS. WHAT OPPORTUNITIES DID YOU FIND IN THAT STATE?
A. I added some bonds backed by the Texas Permanent School Fund. This program allows Texas school districts to borrow money and get a guarantee from this state entity, which serves as a type of insurance that the bonds' principle and interest payments are guaranteed. In my view, these bonds are very high quality, but were generally cheaper than higher-rated bonds when I bought them, so I believed that they offered good value.
Q. THE WORD "INSURED" OFTEN IMPLIES THAT YOU WON'T SUSTAIN ANY MONETARY LOSSES. IS THAT THE CASE WITH INSURED MUNICIPAL BONDS AS WELL?
A. No, and it's important for shareholders to realize that insured bonds' prices, like other bond prices, rise and fall with interest rate moves, supply and demand, and other factors. When a municipal bond is insured, it means that a bond's timely principal and interest payments are guaranteed by a municipal bond insurer. That insurance means that they carry the highest credit quality, or Aaa as rated by Moody's Investors Service. Over the past several years, the amount of municipal bonds with insurance has increased to roughly 40% of the municipal market. From my standpoint, that is a positive development since it means I have more to choose from when selecting investments for this fund.
Q. HOW DID CHANGES TO THE FUND'S INVESTMENT POLICY AFFECT YOUR STRATEGY?
A. The fund is now permitted to buy any amount of municipal securities subject to the alternative minimum tax (AMT). The removal of the AMT restriction allows me more latitude in selecting specific securities. Instead of being constrained to specific sectors, I will be able to focus on all marketplace opportunities - including areas dominated by AMT securities, such as student loans and airports.
Q. WHAT'S YOUR OUTLOOK?
A. The value of municipals has a lot to do with tax policy. With tax reform a hot topic of debate, the performance of municipals could be uncertain until the issue is resolved or fades from view. In light of that, the municipal market could face some continued volatility over the foreseeable future.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
free from federal income tax
START DATE: September 13, 1985
SIZE: as of December 31,
1995, more than $910 million
MANAGER: Tanya Roy,
manager since October 1,
1995;
Fidelity Advisor High Income
Municipal Fund, since August
1995; Fidelity Municipal Bond
Fund, March 1995 to October
1995; joined Fidelity in 1987
(checkmark)
INVESTMENT CHANGES


TOP FIVE STATES AS OF DECEMBER 31, 1995
                % OF FUND'S    % OF FUND'S
                INVESTMENTS    INVESTMENTS
                               6 MONTHS AGO

California      10.4           11.0

Massachusetts   8.4            11.5

Texas           8.0            3.3

Illinois        7.6            7.0

New York        6.3            9.1

TOP FIVE SECTORS AS OF DECEMBER 31, 1995
                     % OF FUND'S    % OF FUND'S
                     INVESTMENTS    INVESTMENTS
                                    6 MONTHS AGO

General Obligation   24.0           15.1

Health Care          17.4           20.6

Electric Revenue     11.4           16.3

Water & Sewer        8.8            12.9

Special Tax          7.1            6.0

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1995
               6 MONTHS AGO

Years   14.1   16.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1995
               6 MONTHS AGO

Years    8.1    8.6

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1995 AS OF JUNE 30, 1995
Row: 1, Col: 1, Value: 9.1
Row: 1, Col: 2, Value: 1.4
Row: 1, Col: 3, Value: 12.9
Row: 1, Col: 4, Value: 30.0
Row: 1, Col: 5, Value: 47.4
Row: 1, Col: 1, Value: 2.5
Row: 1, Col: 2, Value: 1.4
Row: 1, Col: 3, Value: 16.8
Row: 1, Col: 4, Value: 40.0
Row: 1, Col: 5, Value: 39.3
Aaa 76.5%
Aa, A 14.0%
Baa 0.4%
Short-term
investments 9.1%
Aaa 80.3%
Aa, A 16.8%
Baa 0.4%
Short-term
investments 2.5%
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 90.9%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
ARIZONA - 0.7%
Arizona State Trans. Board Excise Tax Rev. Rfdg.
6% 7/01/05, (AMBAC Insured) $ 2,500,000 $ 2,740,625
ARKANSAS - 0.1%
North Little Rock Elec. Rev. Rfdg. Series A,
6.50% 7/1/15, (MBIA Insured)  400,000  465,000
CALIFORNIA - 10.4%
Alameda County Ctfs. of Prtn. Rfdg. (Santa Rita Jail Proj.)
5.375% 6/1/09, (MBIA Insured)  1,000,000  1,023,750
California Dept. Wtr. Resource Center Valley Proj. Rev.
(Wtr. Sys.) Series M, 4.70% 12/1/06  3,795,000  3,719,100
California Pub. Wrks. Board Lease Rev.:
Rfdg. (Dept. Corrections St. Prisons)
Series A, 5% 12/1/19, (AMBAC Insured)  2,500,000  2,406,250
 Unltd. Tax (Secretary of State) Series A, 6.50% 12/1/08,
(AMBAC Insured)  1,000,000  1,137,500
Compton Commty. Redev. Agcy. Rfdg. Tax Allocation
Series A, 6.50% 8/1/13, (CGIC Insured)  4,000,000  4,425,000
Culver City Redev. Fin. Auth. Rev. Rfdg. Tax Allocation
4.90% 11/1/08, (AMBAC Insured)  3,305,000  3,234,769
Desert Hosp. Dist. Rev. Ctfs. of Ptrn. (non-call Linked Derivatives)
6.392% 7/28/20, (CGIC Insured) (d)  3,000,000  3,165,000
East Bay Calif. Muni. Util. Dist. Wtr. Sys. Rev. Sub. Rfdg.
6% 6/1/09, (AMBAC Insured)  1,380,000  1,464,525
Los Angeles Dept. Arpt. Rev. Rfdg Series A,
5.50% 5/15/08, (FGIC Insured)  2,000,000  2,052,500
Oceanside Ctfs. of Prtn. 6% 8/1/08, (MBIA Insured)  1,350,000  1,469,813
Palm Desert Fing. Auth. Tax Allocation
6.3675% 4/1/22, (MBIA Insured)  3,000,000  3,176,250
Pleasant Hill Jt. Pwrs. Fin. Auth. Lease Rev. Cap. Impt. Prog.
Series A, 5% 12/1/12, (MBIA Insured)  1,490,000  1,435,988
Sacramento City Fing. Auth.:
(Cap. Appreciation) (Tax Allocation Proj.) Series B,
0% 11/1/07, (MBIA Insured) (e)  1,810,000  986,450
 Lease Rev. Rfdg. Series A,5.375% 11/1/14,
(AMBAC Insured)  4,000,000  4,070,000
Santa Barbara Wtr. Rev. Rfdg. Series A, 4.80% 9/1/14,
(AMBAC Insured)  1,400,000  1,312,500
Univ. of California Rev. (Multiple Purpose Projects)
Series D, 6.10% 9/1/10, (MBIA Insured)  1,000,000  1,066,250
West & Ctrl. Basin Fin. Auth. Rev. Rfdg. (West Basin Proj.)
Series A, 5% 8/1/13, (AMBAC Insured)  3,000,000  2,887,500
  39,033,145
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
COLORADO - 4.4%
Adams County School Dist. # 12 Unltd. Tax Rfdg.
(Thornton) 6.20% 12/15/10, (FGIC Insured) $ 1,000,000 $ 1,068,750
Adams County Single Family Mtg. Rev. Rfdg. Series A-2,
8.70% 6/1/12, (FSA Insured)  5,000,000  5,512,500
Colorado Health Facs. Auth. Rev.
(Presbyterian St. Luke Health Sys. Proj.) Series A,
7.25% 2/15/16, (FSA Insured)  2,000,000  2,300,000
Denver City & County School Dist. #1 Rfdg. Series A,
0% 12/1/08, (MBIA Insured) (e)  10,400,000  5,265,000
Highlands Ranch Metropolitan Dist. #2 Colorado Rfdg.
6.5% 6/15/12, (CGIC Insured) (a)  1,000,000  1,108,750
Jefferson County Single Family Mtg. Rev. Series 1991 A,
8.875% 10/1/13, (MBIA Insured)  125,000  135,460
Univ. of Colorado Hosp. Auth. Hosp. Rev. Series A,
6.25% 11/15/12, (AMBAC Insured)  1,000,000  1,070,000
  16,460,460
CONNECTICUT - 2.3%
Bridgeport Gen. Oblig. 8.75% 8/15/04, (FGIC Insured)  510,000  652,800
Connecticut Health & Edl. Facs. Auth. Rev. (St. Raphael Hosp.)
Series H, 5.25% 7/1/12, (AMBAC Insured)  3,035,000  3,019,825
Connecticut Hsg. Fin. Auth. (Mtg. Fin. Prog.) Sub-Series B1,
6.125% 5/15/18  3,000,000  3,097,500
Connecticut Resource Recovery Auth. Rev. 5.375% 11/15/10,
(MBIA Insured) (a)  2,100,000  2,031,750
  8,801,875
FLORIDA - 1.5%
Dade County Seaport Rev. Rfdg.
Series 95, 6.20% 10/1/10 (MBIA Insured)  1,000,000  1,100,000
Florida State Division Bond Fin. Dept. Gen. Svcs. Revs. Dept.
(Enviromental Preservation 2000) Series A,
4.70% 7/1/07, (MBIA Insured)  3,000,000  2,955,000
Lakeland Elec. & Wtr. Rev. Rfdg. (Jr. Sub. Lien)
6.50% 10/1/09, (FGIC Insured) (a)  1,500,000  1,666,875
  5,721,875
GEORGIA - 2.1%
Atlanta Downtown Dev. Auth. Rev. Rfdg
(Underground Atlanta Proj.) 6.25% 10/1/12  1,250,000  1,332,813
Georgia Gen. Oblig. Series C, 6.50% 7/1/07  4,360,000  5,019,450
Georgia Muni. Elec. Pwr. Rev. Series O, 7.80% 1/1/20,
(AMBAC Insured)  1,500,000  1,610,625
  7,962,888
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
HAWAII - 1.4%
Hawaii County Rfdg. & Impt. Series A, 5.60% 5/1/12,
(FGIC Insured) $ 1,000,000 $ 1,040,000
Hawaii Gen. Oblig. Rfdg. Series BV, 7.25% 11/1/00  3,090,000  3,495,563
Honolulu City & County Multi-Family Rev. (Hale Pauahi)
Series A, 8.70% 12/1/28 (FHA Guaranteed),
(MBIA Insured)  725,000  752,260
  5,287,823
ILLINOIS - 7.6%
Chicago Motor Fuel Tax Rev. Rfdg. Series A,
5.375% 1/1/14, (AMBAC Insured)  2,000,000  2,027,500
Chicago O'Hare Int'l. Arpt. Rev. Rfdg. 2nd Lien Series A:
6.375% 1/1/12, (MBIA Insured)  1,000,000  1,085,000
 6.375% 1/1/15, (MBIA Insured)  1,000,000  1,076,250
Chicago Rfdg. Series A-2,:
5.25% 1/1/01, (AMBAC Insured) (a)  5,510,000  5,606,425
 6.25% 1/1/15, (AMBAC Insured) (a)  4,885,000  5,294,119
Chicago Single Family Mtg. Rev. Rfdg. (Cap. Appreciation) (e):
Series A, 0% 12/1/16, (FGIC Insured)  13,065,000  1,747,444
 Series B, 0% 10/1/09, (MBIA Insured)  8,530,000  3,316,038
Cook Cnty. Cmnty. College Dist. #508 Series C, 7.70%
12/1/07, (MBIA Insured)  2,500,000  3,090,625
Illinois Health Facs. Auth. Rev. (Swedish American Hosp.)
5.375% 11/15/13, (AMBAC Insured)  3,000,000  2,932,500
Illinois Reg. Trans. Auth. Series C,
7.75% 6/1/13, (FGIC Insured)  2,045,000  2,609,931
  28,785,832
INDIANA - 1.8%
Indiana Health Facs. Fing. Auth. Hosp. Rev. Rfdg.
(Columbus Gen'l. Hosp.) 7% 8/15/15,
(CGIC Insured)  2,000,000  2,362,500
Indiana Muni. Pwr. Agcy. (Pwr. Supply Sys. Rev.) Series B
5.50% 1/1/16, (MBIA Insured)  2,000,000  2,047,500
Jasper County Poll. Cont. Rev. Rfdg. (Northern Indiana
Pub. Svc.) 7.10% 7/1/17, (MBIA Insured)  2,000,000  2,185,000
  6,595,000
KANSAS - 2.3%
Labette County Mtg. Loan Rev. Series A, 6.25% 5/1/12,
(GNMA Coll.)  1,410,000  1,499,888
Reno County Mtg. Rev. Rfdg. (Single Family) Series B,
8.70% 9/1/11  680,000  740,350
Wichita Hosp. Rev. Series III-A, 6.465% 10/20/17,
(MBIA Insured) (d)  6,000,000  6,420,000
  8,660,238
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
KENTUCKY - 1.8%
Jefferson County Hosp. Rev. (Alliant Health Sys. Proj.)
6.45% 10/1/08, (FGIC Insured) (d) $ 4,000,000 $ 4,375,000
Kentucky Prop. & Bldgs. Commission Rev. Rfdg. (Proj. #35)
5.75% 10/1/11, (MBIA Insured)  2,500,000  2,578,125
  6,953,125
LOUISIANA - 1.3%
Calcasieu Parish Pub. Trust Auth. Mtg. Rev. Rfdg. Series A,
7.75% 6/1/12  1,235,000  1,327,625
East Baton Rouge Parish Sales & Use Tax Series ST-A
4.80% 2/1/12, (FGIC Insured)  1,000,000  948,750
New Orleans Gen. Oblig. Rfdg. (Cap. Appreciation)
0% 9/1/09, (AMBAC Insured) (e)  3,000,000  1,451,250
New Orleans Pub. Impt. Unltd. Tax 7% 9/1/19,
(FGIC Insured)  1,000,000  1,145,000
  4,872,625
MARYLAND - 1.4%
Baltimore Cons. Pub. Impt. Rfdg. Series D, 5.40% 10/15/12,
(AMBAC Insured)  1,000,000  1,032,500
Baltimore County Mtg. Rev. Rfdg. (Northbrooke Apts Proj.)
Series A, 6.35% 1/20/21, (GNMA Insured)  1,000,000  1,040,000
Maryland Health & Higher Edl. Facs. Auth. Rev.
(Frederick Mem. Hosp.) 5.25% 7/1/13, (FGIC Insured)  2,000,000  2,000,000
Prince Georges County Hsg. Auth. Mtg. Rev. Rfdg.
(Riverview Terrace) Series A, 6.70% 6/20/20  1,000,000  1,072,500
  5,145,000
MASSACHUSETTS - 8.4%
Boston Series A, 4.875% 9/1/09, (FSA Insured)  1,000,000  961,250
Boston Gen. Oblig. Series A, 4.875% 9/1/11,
(FSA Insured)  1,925,000  1,823,938
Boston Metropolitan Dist. Gen. Oblig. Rfdg.
8% 12/1/03, (MBIA Insured)  1,260,000  1,530,900
Chelsea MA School Proj. 7% 6/15/03, (AMBAC Insured) 1,160,000 1,336,900 Haverhill Rfdg. Series A, 6.70% 9/1/10,
(AMBAC Insured)  5,000,000  5,437,500
Holyoke Gen. Oblig. Ltd. Tax 8.15% 6/15/06,
(MBIA Insured)  2,205,000  2,665,294
Massachusetts Consolidated Loan Series C, 7.25% 12/1/00,
(FGIC Insured)  1,000,000  1,100,000
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MASSACHUSETTS - CONTINUED
Massachusetts Health & Edl. Facs. Auth. Rev.:
(Bentley Coll.) Series H, 6.90% 7/1/21, (MBIA Insured) $ 6,720,000 $
7,484,400
 (Northeastern Univ.) Series B, 7.60% 10/1/10,
(AMBAC Insured)  1,000,000  1,108,750
 Rfdg. (Massachusetts Gen. Hosp.) Series F, 6.25% 7/1/12,
(AMBAC Insured)  2,000,000  2,232,500
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys.
Rev. 5% 7/1/10, (AMBAC Insured)  1,930,000  1,888,988
Palmer Gen Oblg. Rfdg. 5.50% 10/1/10, (MBIA Insured)  4,000,000  4,030,000
  31,600,420
MICHIGAN - 2.1%
Detroit Gen. Oblig. (Distributable State Aid)
5.20% 5/1/07, (AMBAC Insured)  2,000,000  2,012,500
Jackson County Hosp. Fin. Auth. Hosp. Rev. Rfdg.
(WA Foote Mem. Hosp.) Series A, 4.75% 6/1/15,
(FGIC Insured)  2,000,000  1,842,500
Michigan Bldg. Auth. Rev. Series II, 6.25% 10/1/20,
(MBIA Insured)  1,100,000  1,155,000
Michigan Hosp. Fin. Auth. Rev. Rfdg. (Sisters of Mercy
Health Corp.) 5.375% 8/15/14, (MBIA Insured)  3,000,000  3,048,750
  8,058,750
MINNESOTA - 3.9%
Edina Hosp. Sys. Rev. (Fairview Hosp. & Healthcare Proj.)
Series A, 7.125% 7/1/19, (MBIA Insured)  2,780,000  3,071,900
Minneapolis & St. Paul Hsg. & Redev. Auth. Healthcare
Sys. Rev. (Healthspan Health Sys. Corp.) (Health One Sys.)
Series A, 4.75% 11/15/18, (AMBAC Insured)  1,000,000  917,500
Minneapolis Health Care Fac. Rev. Rfdg. (Fairview Hosp. &
Healthcare) Series A, 5.30% 11/15/08, (MBIA Insured)  1,000,000  1,010,000
St. Cloud Hosp. Facs. Auth. Rev. Rfdg. (St. Cloud Hosp. Proj.)
Series C, 5.25% 10/1/13, (AMBAC Insured)  2,700,000  2,676,375
Univ. of Minnesota Rfdg. 4.80% 8/15/03  5,000,000  5,062,500
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev.
Series B 6% 1/1/04, (AMBAC Insured)  1,890,000  2,050,650
  14,788,925
MISSOURI - 0.9%
Missouri Health & Edl. Facs. Auth. Health Facs. Rev.
(Barnes Jewish-Christian Health)
Rfdg. 5.15% 5/15/10  500,000  491,875
 5.20% 5/15/11  500,000  493,750
 5.25% 5/15/12  2,390,000  2,345,188
  3,330,813
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MONTANA - 0.7%
Montana Health Fac. Auth. Hosp. Fac. Rev. (Deaconess
Billings Clinic) 5.25% 2/15/20, (AMBAC Insured) $ 1,500,000 $ 1,479,375
Montana Univ. Rev. Rfdg. Higher Ed., Series A,
5.05% 11/15/16, (MBIA Insured)  1,000,000  978,750
  2,458,125
NEW JERSEY - 1.1%
Delaware River Port. Auth. Pennsylvania & New Jersey
Rev. 5.45%, 1/1/11, (FGIC Insured)  1,000,000  1,012,500
New Jersey Health Care Facs. Fing. Auth. Rev.
(Christ Hosp. Group Issue) 7% 7/1/06  1,635,000  1,919,081
Warren County Poll. Cont. Fing. Auth. Rev.
Resource Recovery 6.55% 12/1/06, (MBIA Insured)  1,000,000  1,126,250
  4,057,831
NEW MEXICO - 2.2%
Albuquerque Refuse Removal & Disp. Rev. Rfdg.
5.25% 7/1/09, (AMBAC Insured)  3,000,000  3,000,000
Los Alamos County Inc. Util. Sys. Rev. Rfdg. Series A,
6% 7/1/15, (FSA Insured)  3,000,000  3,172,500
Rio Rancho Wtr. & Wastewtr. Rev. Series A,
5.90% 5/15/15, (FSA Insured)  2,100,000  2,173,500
  8,346,000
NEW YORK - 6.0%
New York State Dorm. Auth. State Univ. Edl. Facs.:
Lease Rev. Rfdg. Series A, 6% 7/1/03, (AMBAC Insured)  2,500,000  2,715,625
 Rev. Rfdg. Series A, 5.25% 5/15/15, (AMBAC Insured)  2,500,000  2,496,875
New York State Envir. Facs. Corp. (Pollution Cont.
Rev. St. Wtr.) Series A, 5.55% 11/15/15  3,400,000  3,485,000
New York State Local Govt. Assistance Corp.:
Rfdg. Series C, 5.50% 4/1/17  1,000,000  1,010,000
 Rfdg. Series E, 6% 4/1/14  2,000,000  2,157,500
 Series A, 6% 4/1/16  5,000,000  5,175,000
 Series D, 5.375% 4/1/14  2,150,000  2,115,063
New York State Med. Care Facs. Fing. Agcy. Rev.
(Mortgage Proj.):
Series A, 6.20% 2/15/15, (FHA Insured)  1,500,000  1,563,750
 Series F, 6.20% 8/15/15, (FHA Insured)  1,000,000  1,048,750
New York State Urban Dev. Corp. Rev. 5.10% 1/1/09,
(AMBAC Insured)  1,000,000  998,750
  22,766,313
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NORTH DAKOTA - 1.8%
Mercer County Poll. Cont. Rev. Rfdg. (Basin Electric Pwr.):
(Antelope Valley Station) 7.20% 6/30/13,
(AMBAC Insured) $ 3,500,000 $ 4,283,125
 2nd Series, 6.05% 1/1/19, (AMBAC Insured)  1,900,000  1,985,500
North Dakota Hsg. Fin. Agcy. Single Family Mtg. Rev.
Series C, 8.75% 1/1/19  405,000  427,781
  6,696,406
OHIO - 1.2%
Cleveland Reg. Swr. Dist. Wtr. Res. Rev 6.75% 4/1/07,
(Prerefunded) (AMBAC Insured)  1,850,000  2,122,875
Northeast Ohio Regl. Swr. Dist. Rfdg. 6.75% 4/1/07,
(AMBAC Insured)  2,000,000  2,295,000
  4,417,875
OKLAHOMA - 1.2%
Grand River Dam Auth. Rev. Rfdg. 5.75% 6/1/08,
(FSA Insured)  4,250,000  4,568,750
OREGON - 0.8%
Josephine County School Dist. #7 5.75% 6/1/06,
(FGIC Insured)  1,000,000  1,077,500
Portland Swr. Sys. Rev. Series A, 6.25% 6/1/15  1,875,000  2,025,000
  3,102,500
PENNSYLVANIA - 2.3%
Cambria County Hosp. Dev. Auth. Hosp. Rev. Rfdg. & Impt.
(Conemaugh Valley Hosp.) Series 1992 B,
6.375% 7/1/18, (Connie Lee Insured)  1,500,000  1,578,750
Pennsylvania Convention Ctr. Auth. Rev. Series A,
6.70% 9/1/16, (FGIC Insured) (Escrowed to Maturity) (c)  2,000,000
2,375,000
Pennsylvania Hsg. Fin. Agcy. Muni. Forwards Rfdg.
(Multi-Family Section 8) Series C, 8.10% 7/1/13,
(FHA Guaranteed)  2,000,000  2,220,000
Philadelphia Wtr. & Wastewtr. Rev. 6.25% 8/1/09
 (MBIA Insured)  1,230,000  1,366,838
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Rfdg.,
Series A, 5% 9/1/09, (FGIC Insured)  1,000,000  985,000
  8,525,588
SOUTH CAROLINA - 2.1%
Lexington County Health Svcs. Dist. Inc. Hosp. Rev.
7% 10/1/08, (FSA Insured)  3,000,000  3,356,250
Richland County Hosp. Facs. Rev. (Commty. Provider
Pooled Loan) Series A, 7.125% 7/1/17,
(CGIC Insured)  1,500,000  1,665,000
South Carolina Svc. Auth. Rev. (Forward Deal Settlement)
6.25% 1/1/03, (AMBAC Insured)  2,500,000  2,753,125
  7,774,375
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
SOUTH DAKOTA - 0.3%
South Dakota Lease Rev. (Trust Cfts.) Series A,
6.625% 9/1/12, (CGIC Insured) $ 1,000,000 $ 1,131,250
TENNESSEE - 2.3%
Knox County Health Edl. & Hsg. Facs. Rev. Rfdg.
(Sanders Alliance Hosp. Facs.) Series C,
5.75% 1/1/14, (MBIA Insured)  2,000,000  2,097,500
Nashville & Davidson County Metropolitan
Health & Edl. Facs. Board Rev. (Adventist Health
Sunbelt) 5% 11/15/13, (CGIC Insured)  500,000  480,000
Nashville & Davidson County Wtr. & Swr. Rev.
Rfdg. 0% 1/1/12, (FGIC Insured) (e)  5,600,000  5,908,000
  8,485,500
TEXAS - 4.9%
Austin Util. Sys. Rev. Rfdg. (Cap. Appreciation)
0% 11/15/10, (AMBAC Insured) (e)  2,400,000  1,089,000
Dallas Independent School Dist. Rfdg. 0% 8/15/07,
(PSF Guaranteed) (e)  3,810,000  2,100,263
Houston Wtr. & Swr. Sys. Rev. Rfdg. (Sr. Lien) Series C,
0% 12/1/06, (AMBAC Insured) (e)  6,735,000  3,923,138
Matagorda County Navigation Dist.# 1 Rev. Rfdg.
(Houston Lt & Pwr. Proj.) Series C, 7.125% 7/1/19,
(FGIC Insured)  1,700,000  1,882,750
San Antonio Rfdg. Gen. Impt. Series C,
0% 8/01/06 (e)  1,920,000  1,123,200
Spring Branch Independent School Dist.
6% 2/1/13, (PSF Insured)  1,450,000  1,518,875
Texas A & M Univ. Perm. Univ. Fd. 5.6% 7/1/05 (a)  1,000,000  1,051,250
Texas Pub. Fin. Auth. Rfdg. Series A, 6.50% 10/1/03  5,000,000  5,612,500
  18,300,976
UTAH - 1.4%
Intermountain Pwr. Agcy. Pwr. Supply Sys. Rev. Rfdg.:
Series B, 6.50% 7/1/05, (MBIA Insured) (a)  2,000,000  2,202,500
 Series C, 6% 7/1/02, (MBIA Insured) (a)  3,000,000  3,191,250
  5,393,750
VIRGINIA - 2.3%
Chesapeake Gen. Oblig. Rfdg. 5.50% 12/1/09  1,225,000  1,277,063
Prince William County Svc. Auth. Wtr. & Swr. Sys.
Rev. Rfdg. 5% 7/1/13, (FGIC Insured)  1,500,000  1,449,375
Southeastern Pub. Svc. Auth. Rev. Rfdg. Sr. Series A,
5.15% 7/1/09, (MBIA Insured)  2,000,000  2,027,500
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
VIRGINIA - CONTINUED
Virginia Beach Dev. Auth. Hosp. Facs. Rev. (Virginia Beach
Gen. Hosp. Proj.) :
6% 2/15/12, (AMBAC Insured) $ 2,150,000 $ 2,330,063
 6% 2/15/13, (AMBAC Insured)  1,460,000  1,578,625
Virginia Hsg. Dev. Auth. Residential Mtg. (Single Family Mtg.)
Series 1983 B, 0% 9/1/14 (e)  1,215,000  177,694
  8,840,320
WASHINGTON - 4.9%
Benton County Pub. Util. Dist. #1 Elec Rev. Rfdg.
6% 11/1/04, (AMBAC Insured) (a)  1,740,000  1,848,750
Washington State Pub. Pwr. Supply Sys. Rev. Rfdg.
(Nuclear Proj. #1) Series B:
  (Bonneville Pwr. Admin.), 5.40% 7/1/05  3,165,000  3,240,169
  7.25% 7/1/12, (FGIC Insured)  1,500,000  1,668,750
 (Nuclear Power Proj. #2):
 Series A, 6% 7/1/07  2,500,000  2,653,125
  5.55% 7/1/10, (FGIC Insured)  8,000,000  8,090,000
 (Nuclear Proj. #3):
 Series B, 7% 7/1/05, (FGIC Insured)  750,000  818,438
  18,319,232
WYOMING - 0.4%
Wyoming Muni. Pwr. Agcy. Pwr. Supply Rev. Rfdg. Series A,
6.125% 1/1/16, (MBIA Insured)  1,500,000  1,573,125
MULTIPLE STATE - 0.6%
Washington D.C. Metropolitan Area Trans. Auth.
6% 7/1/08, (FGIC Insured)  1,000,000  1,087,500
  5.25% 7/1/14, (FGIC Insured)  1,300,000  1,285,375
  2,372,875
TOTAL MUNICIPAL BONDS
(Cost $324,720,144)   342,395,210
MUNICIPAL NOTES (B)- 9.1%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
ARIZONA - 0.2%
Maricopa Arizona Poll. Cont. Rev. (Arizona Pub. Svcs.)
Series 1994-B, 5.95%, LOC Morgan Guaranty
Trust Co., VRDN $ 700,000 $ 700,000
FLORIDA - 1.3%
Florida Local Govt. Fin. Auth. Rev. (Pooled Loan)
Series A, 3.60% 3/1/96, LOC First Union Natl.
Bank of Florida, CP, VRDN  5,000,000  4,999,500
GEORGIA - 0.2%
Burke County Dev. Auth. Poll. Cont. Rev.
(Georgia Pwr. Co.) Series 1994, 6%, VRDN  800,000  800,000
LOUISIANA - 0.6%
Louisiana Offshore Term. Auth. Deepwtr Port. Rev.
(Loop Inc. Proj.) 5.90% 9/1/06 LOC Union Bank of
Switzerland, VDRN  2,200,000  2,200,000
MICHIGAN - 1.2%
Michigan Strategic Fund Poll. Cont. Rev. Rfdg.
(Consumers Pwr. Co. Proj.) Series 1988 A, 5.95%,
LOC Union Bank of Switzerland, VRDN  4,400,000  4,400,000
MISSISSIPPI - 0.2%
Jackson County Port Facs. Rev. Rfdg. (Chevron USA, Inc.)
Series 1993, 5.95%, VRDN  800,000  800,000
NEW YORK - 0.3%
New York City Gen. Oblig. TRAN 4.50% 2/15/96  1,000,000  1,000,680
PENNSYLVANIA - 0.1%
Delaware County Ind. Dev. Auth. Arpt. Fac. Rev.
(United Parcel Svc.) Series 1985, 5.90%,
VRDN  200,000  200,000
SOUTH CAROLINA - 0.3%
South Carolina Jobs Econ. Dev. Auth. (St. Francis Hosp.
Sys. Proj.) 5.95% 7/1/22, LOC Chemical Bank, VRDN  1,100,000  1,100,000
TEXAS - 3.1%
Harris County Health Facs. Dev. Corp. Hosp. Rev.:
(St. Luke's Episcopal Hosp. Proj.) Series D,
6% 2/15/16, VRDN (Morgan Guarantee Trust Co. NY)  1,000,000  1,000,000
 (Methodist Hosp.) Series 94, 6% 12/1/25, VRDN  800,000  800,000
Harris County Ind. Dev. Corp. Poll. Cont. Rev.
(Dates-Exxon Proj.) Series 1984 A, 6%
(Exxon Corp. Insured), VRDN  500,000  500,000
Houston Wtr. & Swr. Sys. Rev.
Series A, 3.55% 3/7/96, VRDN  2,500,000  2,500,200
MUNICIPAL NOTES - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
TEXAS - CONTINUED
Texas Pub. Fin. Auth. Rev. Series 93A, 3.5% 4/4/96, CP $ 5,000,000 $
4,997,950
Texas Pub. Fin. Auth. Series 93A, 3.6% 4/4/96, CP  2,000,000  1,999,720
  11,797,870
WISCONSIN - 1.3%
Wisconsin Gen. Oblig. TRAN 4.50% 6/17/96  5,000,000  5,025,350
WYOMING - 0.3%
Sublette County Poll. Cont. Rev. (Exxon Proj.) Series 1984,
5.95% 11/1/14 VRDN  100,000  100,000
Uinta County Poll. Cont. Rfdg. Rev. Bonds
(Chevron USA, Inc. Proj.) Series 1993, 5.90% VRDN  1,200,000  1,200,000
  1,300,000
TOTAL MUNICIPAL NOTES
(Cost $34,323,400)   34,323,400
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $359,043,544)  $ 376,718,610
SECURITY TYPE ABBREVIATIONS
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
CP - Commercial Paper Notes
LEGEND
(h) Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Security collateralized by an amount sufficient to pay interest and principal.
(k) Coupon is inversely indexed to a floating interest rate. The price will be more volatile than the price of a comparable fixed rate security. The rate shown is the rate at period end.
(l) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
OTHER INFORMATION
The composition of long-term debt holdings
as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 89.0% AAA, AA, A 90.4%
Baa 0.4% BBB  0.0%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by either S&P or Moody's amounted to 0.0%
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  24.0%
Health Care  17.4
Electric Revenue  11.4
Others (individually less than 10%)  47.2
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $359,066,796. Net unrealized appre- ciation aggregated $17,651,814, of which $17,905,700 related to appreciated investment securities and $253,886 related to depreciated investment securities.
At December 31, 1995, the fund had a capital loss carryforward of approximately $3,511,000 which will expire December 31, 2003.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1995

5.ASSETS                                                         6.             7.

8.Investment in securities, at value (cost $359,043,544)         9.             $ 376,718,610
- See accompanying schedule

10.Cash                                                          11.             35,072


12.Interest receivable                                           13.             5,046,216

14. 15.TOTAL ASSETS                                              16.             381,799,898

17.LIABILITIES                                                   18.            19.

20.Payable for investments purchased on delayed                  $ 23,585,398   21.
delivery basis

22.Payable for fund shares redeemed                               415,991       23.

24.Distributions payable                                          568,902       25.

26.Accrued management fee                                         117,698       27.

28.Other payables and accrued expenses                            94,812        29.

30. 31.TOTAL LIABILITIES                                         32.             24,782,801

33.34.NET ASSETS                                                 35.            $ 357,017,097

36.Net Assets consist of:                                        37.            38.

39.Paid in capital                                               40.            $ 342,992,459

41.Accumulated undistributed net realized gain (loss) on         42.             (3,650,428)
investments

43.Net unrealized appreciation (depreciation) on                 44.             17,675,066
investments

45.46.NET ASSETS, for 29,657,938 shares outstanding              47.            $ 357,017,097

48.49.NET ASSET VALUE, offering price and redemption             50.             $12.04
price per share ($357,017,097 (divided by) 29,657,938 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

51.52.INTEREST INCOME                                      53.            $ 20,223,854

54.EXPENSES                                                55.            56.

57.Management fee                                          $ 1,388,652    58.

59.Transfer agent, accounting and custodian fees and        616,993       60.
expenses

61.Non-interested trustees' compensation                    2,442         62.

63.Registration fees                                        65,650        64.

65.Audit                                                    38,448        66.


67.Legal                                                    2,422         68.


69.Miscellaneous                                            2,732         70.

71. 72.TOTAL EXPENSES                                      73.             2,117,339

74.75.NET INTEREST INCOME                                  76.             18,106,515

77.REALIZED AND UNREALIZED GAIN (LOSS)                     79.            80.
78.Net realized gain (loss) on:

81. Investment securities                                   1,268,239     82.

83. Futures contracts                                       (2,278,091)    (1,009,852)

84.Change in net unrealized appreciation (depreciation)    85.            86.
on:

87. Investment securities                                   42,561,643    88.

89. Futures contracts                                       (88,355)       42,473,288

90.91.NET GAIN (LOSS)                                      92.             41,463,436

93.94.NET INCREASE (DECREASE) IN NET ASSETS                95.            $ 59,569,951
RESULTING
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED       YEAR ENDED
                                                            DECEMBER 31,     DECEMBER 31,
                                                            1995             1994

96.INCREASE (DECREASE) IN NET ASSETS

97.Operations                                               $ 18,106,515     $ 21,455,680
Net interest income

98. Net realized gain (loss)                                 (1,009,852)      (901,643)

99. Change in net unrealized appreciation (depreciation)     42,473,288       (53,685,298)

100.                                                         59,569,951       (33,131,261)
101.NET INCREASE (DECREASE) IN NET ASSETS
RESULTING
FROM OPERATIONS

102.Distributions to shareholders                            (18,106,515)     (21,455,680)
From net interest income

103. From net realized gain                                  (238,199)        (4,403,924)

104. 105.TOTAL DISTRIBUTIONS                                 (18,344,714)     (25,859,604)

106.Share transactions                                       267,812,388      303,188,813
Net proceeds from sales of shares

107. Reinvestment of distributions                           12,244,815       18,098,372

108. Cost of shares redeemed                                 (283,816,209)    (391,141,887)

109.110.                                                     (3,759,006)      (69,854,702)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM SHARE TRANSACTIONS

111.                                                         37,466,231       (128,845,567)
112.TOTAL INCREASE (DECREASE) IN NET ASSETS

113.NET ASSETS                                              114.             115.

116. Beginning of period                                     319,550,866      448,396,433

117. End of period                                          $ 357,017,097    $ 319,550,866

118.OTHER INFORMATION                                       120.             121.
119.Shares

122. Sold                                                    23,337,005       26,952,836

123. Issued in reinvestment of distributions                 1,056,828        1,586,507

124. Redeemed                                                (24,640,528)     (34,883,162)

125. Net increase (decrease)                                 (246,695)        (6,343,819)


FINANCIAL HIGHLIGHTS

126.                                YEARS ENDED DECEMBER 31,

127.                                1995                       1994        1993 A      1992        1991

128.SELECTED PER-SHARE DATA

129.Net asset value, beginning      $ 10.690                   $ 12.370    $ 11.720    $ 11.630    $ 11.090
of period

130.Income from Investment           .599                       .627        .655        .689        .702
Operations
 Net interest income

131. Net realized and                1.358                      (1.560)     .930        .200        .540
 unrealized gain (loss)

132. Total from investment           1.957                      (.933)      1.585       .889        1.242
 operations

133.Less Distributions               (.599)                     (.627)      (.655)      (.689)      (.702)
From net interest income

134. From net realized gain          (.008)                     (.120)      (.280)      (.110)      -

135. Total distributions             (.607)                     (.747)      (.935)      (.799)      (.702)

136.Net asset value, end of         $ 12.040                   $ 10.690    $ 12.370    $ 11.720    $ 11.630
period

137.TOTAL RETURN                     18.67%                     (7.73)      13.85%      7.91%       11.57%
                                                               %

138.RATIOS AND SUPPLEMENTAL DATA

139.Net assets, end of period       $ 357,017                  $ 319,551   $ 448,396   $ 371,122   $ 303,351
(000 omitted)

140.Ratio of expenses to             .61%                       .58%        .61%        .63%        .65%
average
net assets

141.Ratio of net interest income     5.24%                      5.52%       5.31%       5.91%       6.23%
to average net assets

142.Portfolio turnover rate          61%                        56%         78%         69%         62%


A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
On December 14, 1995, the Board of Trustees approved a change in the fund's name from Fidelity Insured Tax Free Portfolio to Fidelity Insured Municipal Income Fund. The fund's name change will be effective in 1996 with the next prospectus revision.
Fidelity Insured Municipal Income Fund (the fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available through the pricing service are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the, trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $199,191,453 and $214,439,363, respectively.
The market value of futures contracts opened and closed during the period amounted to $214,134,145 and $241,289,654, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from.1200% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
annual individual fund fee rate is .25%. For the period, the management fee was equivalent to an annual rate of .40% of average net assets.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from.1100% to .3700%. Effective January 1, 1996, FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plan (the Plan), and in accordance with Rule 12b-1 of the 1940 Act, FMR or the fund's distributor, Fidelity Distributors Corporation (FDC), an affiliate of FMR, may use their resources to pay administrative and promotional expenses related to the sale of the fund's shares. Subject to the approval of the Board of Trustees, the Plan also authorizes payments to third parties that assist in the sale of the fund's shares or render shareholder support services. FMR or FDC has informed the fund that payments made to third parties under the Plan amounted to $17,740 for the period.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the fund. The Bank has entered into a sub-contract with Fidelity Service Co. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $454,461 and $152,059, respectively. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and the Shareholders of Fidelity Insured Tax-Free Portfolio:
We have audited the accompanying statement of assets and liabilities of Fidelity Municipal Trust: Fidelity Insured Tax-Free Portfolio, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Municipal Trust: Fidelity Insured Tax-Free Portfolio as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 2, 1996
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
UMB Bank, n.a.
Kansas City, MO
(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
  and
Fidelity Service Co.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
FIDELITY'S MUNICIPAL BOND FUNDS
Aggressive Municipal
California Municipal Income
California Insured Municipal Income
High Yield Tax-Free
Insured Municipal Income
Limited Term Municipal Income
Massachusetts Municipal Income
Michigan Municipal Income
Minnesota Municipal Income
Municipal Bond
New York Municipal Income
New York Municipal Income Insured
Ohio Municipal Income
Spartan(registered trademark) Aggressive Municipal
Spartan Arizona Municipal Income
Spartan California Intermediate
Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate
Municipal Income
Spartan New York Municipal Income
Spartan Pennsylvania Municipal High Yield
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

FIDELITY

MUNICIPAL BOND
FUND
(FORMERLY FIDELITY MUNICIPAL BOND PORTFOLIO)
ANNUAL REPORT
DECEMBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     26   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    30   Notes to the financial statements.

REPORT OF INDEPENDENT
ACCOUNTANTS              33   The auditors' opinion.

DISTRIBUTIONS            34


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each figure includes changes in a fund's share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at the fund's income to measure performance.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995        PAST 1   PAST 5   PAST 10
                                       YEAR     YEARS    YEARS

Fidelity Municipal Bond                18.15%   49.17%   130.90%

Lehman Brothers Municipal Bond Index   17.45%   52.61%   142.03%

Average General Municipal Bond Fund    16.84%   50.25%   128.51%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond Index - a broad gauge of the municipal bond market. To measure how the fund's performance stacked up against its peers, you can compare it to the average general municipal bond fund, which reflects the performance of 225 general municipal bond funds with similar objectives tracked by Lipper Analytical Services over the past year. Both benchmarks include reinvested dividends and capital gains, if any. Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995        PAST 1   PAST 5   PAST 10
                                       YEAR     YEARS    YEARS

Fidelity Municipal Bond                18.15%   8.33%    8.73%

Lehman Brothers Municipal Bond Index   17.45%   8.82%    9.24%

Average General Municipal Bond Fund    16.84%   8.47%    8.60%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
              Municipal Bond LB Municipal B
     12/31/85       10000.00      10000.00
     01/31/86       10551.29      10589.00
     02/28/86       10925.49      11008.96
     03/31/86       10987.16      11012.48
     04/30/86       10953.61      11020.85
     05/31/86       10756.34      10841.43
     06/30/86       10904.97      10944.86
     07/31/86       11012.42      11011.30
     08/31/86       11554.79      11504.27
     09/30/86       11478.83      11533.15
     10/31/86       11741.03      11732.32
     11/30/86       11945.88      11964.74
     12/31/86       11953.79      11931.72
     01/31/87       12192.14      12290.98
     02/28/87       12299.09      12351.45
     03/31/87       12246.56      12220.53
     04/30/87       11494.38      11607.30
     05/31/87       11401.08      11549.73
     06/30/87       11601.45      11888.83
     07/31/87       11743.11      12010.10
     08/31/87       11797.48      12037.12
     09/30/87       11188.74      11593.31
     10/31/87       11290.86      11634.35
     11/30/87       11542.57      11938.12
     12/31/87       11767.36      12111.35
     01/31/88       12364.85      12542.75
     02/29/88       12482.56      12675.33
     03/31/88       12180.51      12527.66
     04/30/88       12222.11      12622.87
     05/31/88       12264.18      12586.39
     06/30/88       12496.47      12770.53
     07/31/88       12586.66      12853.79
     08/31/88       12614.40      12865.11
     09/30/88       12868.18      13097.96
     10/31/88       13156.96      13329.14
     11/30/88       13004.78      13207.05
     12/31/88       13215.12      13342.16
     01/31/89       13408.64      13618.07
     02/28/89       13270.00      13462.69
     03/31/89       13265.39      13430.51
     04/30/89       13648.21      13749.35
     05/31/89       13914.89      14034.93
     06/30/89       14113.45      14225.52
     07/31/89       14244.96      14419.13
     08/31/89       14117.89      14277.97
     09/30/89       14062.92      14235.42
     10/31/89       14228.88      14409.52
     11/30/89       14414.18      14661.69
     12/31/89       14479.01      14781.62
     01/31/90       14396.79      14711.70
     02/28/90       14530.05      14843.37
     03/31/90       14542.81      14847.83
     04/30/90       14351.48      14740.33
     05/31/90       14743.68      15062.11
     06/30/90       14899.05      15194.50
     07/31/90       15128.67      15418.62
     08/31/90       14841.72      15194.74
     09/30/90       14926.65      15203.41
     10/31/90       15104.62      15479.20
     11/30/90       15393.52      15790.48
     12/31/90       15479.56      15859.17
     01/31/91       15659.87      16072.00
     02/28/91       15741.58      16211.83
     03/31/91       15769.33      16217.66
     04/30/91       15989.63      16434.17
     05/31/91       16112.60      16580.27
     06/30/91       16119.38      16563.85
     07/31/91       16343.14      16765.60
     08/31/91       16549.39      16986.41
     09/30/91       16736.83      17207.57
     10/31/91       16904.02      17362.44
     11/30/91       16949.92      17410.88
     12/31/91       17323.43      17784.51
     01/31/92       17331.27      17825.06
     02/29/92       17357.03      17830.77
     03/31/92       17348.62      17837.36
     04/30/92       17522.04      17996.12
     05/31/92       17740.05      18207.93
     06/30/92       18058.64      18513.46
     07/31/92       18613.47      19068.49
     08/31/92       18345.30      18882.58
     09/30/92       18456.23      19006.07
     10/31/92       18078.81      18819.24
     11/30/92       18620.61      19156.29
     12/31/92       18870.22      19351.88
     01/31/93       19120.36      19576.94
     02/28/93       19898.78      20285.04
     03/31/93       19631.70      20070.62
     04/30/93       19857.98      20273.14
     05/31/93       19975.73      20387.07
     06/30/93       20340.13      20727.33
     07/31/93       20298.01      20754.49
     08/31/93       20831.36      21186.59
     09/30/93       21086.44      21427.91
     10/31/93       21087.81      21469.26
     11/30/93       20829.68      21280.12
     12/31/93       21355.64      21729.34
     01/31/94       21622.67      21977.49
     02/28/94       20969.37      21408.28
     03/31/94       19900.89      20536.53
     04/30/94       19994.23      20710.68
     05/31/94       20191.98      20890.24
     06/30/94       20033.43      20762.60
     07/31/94       20458.90      21143.18
     08/31/94       20505.11      21216.34
     09/30/94       20064.06      20904.88
     10/31/94       19548.38      20533.61
     11/30/94       18999.68      20162.36
     12/31/94       19542.61      20606.14
     01/31/95       20197.40      21195.06
     02/28/95       20870.53      21811.41
     03/31/95       21101.53      22062.03
     04/30/95       21087.44      22088.06
     05/31/95       21775.79      22792.89
     06/30/95       21567.53      22593.45
     07/31/95       21742.91      22807.64
     08/31/95       22027.31      23096.84
     09/30/95       22171.16      23243.04
     10/31/95       22482.84      23580.99
     11/30/95       22875.88      23972.20
     12/29/95       23090.11      24202.58

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Municipal Bond Fund on December 31, 1985. As the chart shows, by December 31, 1995, the value of your investment would have grown to $23,090 - a 130.90% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond index did over the same period. With dividends reinvested, the same $10,000 would have grown to $24,203 - a 142.03% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no
guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      YEARS ENDED DECEMBER 31,

      1995                       1994   1993   1992   1991

Dividend return               5.88%    5.01%     5.83%    6.31%   6.81%

Capital appreciation return   12.27%   -13.50%   7.34%    2.62%   5.10%

Total return                  18.15%   -8.49%    13.17%   8.93%   11.91%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1995          PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      3.30(cents)   19.88(cents)   40.76(cents)

Annualized dividend rate                 4.72%         4.89%          5.13%

30-day annualized yield                  4.58%         -              -

30-day annualized tax-equivalent yield   7.16%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $8.24 over the past month, $8.07 over the past six months and $7.94 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% 1995 federal tax bracket.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
In sharp contrast to much of
1994, the municipal bond
market posted strong returns for
the 12 months ended December
31, 1995. For the period, the
Lehman Brothers Municipal
Bond Index - a broad measure
of the tax-free market - had a
total return of 17.45%. By
comparison, the Lehman
Brothers Aggregate Bond Index
- a proxy for investment-grade
taxable bonds - had a total
return of 18.47%. Tax-free
bonds kicked off 1995 by
surging ahead of their taxable
counterparts in the first quarter
on signs of a slowing economy
and tamer inflation expectations.
By spring, however, the muni
bond market began to
underperform U.S. Treasury
securities when Congress
began consideration of tax-code
changes, some of which
threatened the tax-exempt
status of municipal securities.
This threat of tax reform
dampened enthusiasm in the
municipal bond market, stalling
the rally and helping shorter
maturity bonds to outperform
their longer counterparts
throughout the spring and
summer months. By the fourth
quarter, historically attractive
valuations relative to Treasuries,
continued low issuance, and
stronger demand from insurance
companies and retail buyers
helped longer-term tax-free
bonds rebound.
An interview with George Fischer, Portfolio Manager of Fidelity
Municipal Bond Fund
Q. GEORGE, HOW HAS THE FUND PERFORMED?
A. Quite well. For the 12 months ended December 31, 1995, the fund returned 18.15%. For the same period, the average municipal bond fund returned 16.84%, as tracked by Lipper Analytical Services.
Q. WHAT HELPED THE FUND COME OUT AHEAD OF THE AVERAGE?
A. Some of the fund's outperformance can be attributed to its long duration in the first quarter. Duration measures how sensitive a fund's share price is to changes in interest rates. During the first three months of last year when the fund's duration was relatively long, its share price rose more than funds with shorter durations as interest rates declined. But by March, the fund's duration was gradually reduced when the previous manager sold some longer-maturity bonds and replaced them with intermediate-term securities. The manager invested in these securities to pursue the best reward relative to their risk.
Q. WHAT STRUCTURAL CHANGES HAVE YOU MADE SINCE TAKING OVER?
A. When I began managing the fund, the yield spread, or the difference in yields between bonds with maturities of 10 and 20 years, was quite wide. In fact, there was as much as one percentage point difference in yields between comparable bonds with 10- and 20-year maturities. So I bought bonds in the 20-year maturity range, because I believed they offered the best amount of income relative to their sensitivity to interest rate moves, as well as the potential for price appreciation should yield spreads narrow. When the yield spread narrowed, bonds in the 20-year maturity range performed quite well. After spreads had narrowed, I began focusing on buying bonds with 10- year and 30-year maturities.
Q. OTHER THAN STRUCTURE, WHAT FACTORS HELPED PERFORMANCE?
A. There were two bonds that performed well and were standouts during the year. When PSL Health Systems, a Denver-based hospital system, affiliated with another, stronger hospital system, its bond prices appreciated significantly. The fund also benefited from opportunistic trading in and out of New York City bonds. The supply of New York City municipals issued tended to fluctuate quite significantly and, as a result, price inefficiencies tended to develop. We were successful in buying New York City bonds at times when supply was heavy and their prices were cheap, and selling them once supply diminished and their prices had appreciated. While New York City's bonds were downgraded by one of the major credit rating agencies last year, it didn't seem to have much of an impact on the City's bonds, since the downgrade had been anticipated and already had been factored into prices.
Q. DO YOU HAVE ANY REGRETS?
A. Although California bonds made up 8.2% of the fund's investments at the end of the period, the fund was underweighted - relative to its benchmark, the Lehman Brothers Municipal Index - in bonds issued in the state. These bonds tended to do well last year. Their performance was driven primarily by improvements in the state's economy, which appears to have bottomed. California has recouped virtually all of the job losses it had sustained as a result of the defense industry's downsizing in the previous few years. Additionally, the state's fiscal situation improved throughout 1995, which proved to be a pleasantly surprising development.
Q. YOU SEEMED TO HAVE A PREFERENCE FOR PREMIUM BONDS, WHICH SOLD ABOVE
(PAR) FACE VALUE. WHAT WAS BEHIND THAT PREFERENCE?
A. Premium bonds tend to be less volatile than discount bonds because you get more of your money back sooner - in the form of higher coupon payments. But there was another reason why I found them attractive. When a municipal bond falls below par, there's a point at which a portion of its income becomes taxable. What that means is that its price must fall even more rapidly in order to compensate for the tax consequences. Essentially, investors will demand a higher yield to make up for the fact that they will have to pay some portion of yield out in taxes. Since premium bonds fall to a discount much later than par bonds, I would just as soon own premiums. That way, the portfolio will have a measure of protection from these tax consequences if the bond market declines.
Q. WHAT'S YOUR OUTLOOK?
A. The value of municipals has a lot to do with tax policy. With tax reform a hot topic of debate, the performance of municipals could be uncertain until the issue is resolved or fades from view. In light of that, the municipal market could face some continued volatility over the foreseeable future.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
free from federal income tax
with preservation of capital
START DATE: August 19, 1976
SIZE: as of December 31,
1995, more than $1 billion
MANAGER: George Fischer,
since October 1995;
manager, Spartan Bond
Strategist Fund, since 1993;
Fidelity Insured Municipal
Income Fund, since August
1995; municipal bond analyst,
1984 to 1993; joined Fidelity
in 1984
(checkmark)

GEORGE FISCHER ON HIS
INVESTMENT STRATEGY:
"There are a variety of ways
investors approach the
municipal market. One
strategy is to try to buy the
highest yielding bonds in an
attempt to maximize tax-free
income. The problem with
emphasizing income is that
investors often are tempted to
do it at the expense of total
return. In other words,
investors may own bonds that
carry a high level of income,
but not enough to justify the
risk to principal those bonds
may carry.
"I focus on total return,
emphasizing bonds whose
return justifies the risks taken.
In constructing the fund, I use
the Lehman Brothers
Municipal Bond Index as a
proxy for the overall market."

(solid bullet)  On October 1, 1995,
George Fischer took over
management of the fund from
Tanya Roy.
INVESTMENT CHANGES


TOP FIVE STATES AS OF DECEMBER 31, 1995
                % OF FUND'S    % OF FUND'S
                INVESTMENTS    INVESTMENTS
                               6 MONTHS AGO

New York        16.1           11.8

Texas           8.4            7.6

California      8.2            7.9

Illinois        7.8            5.8

Massachusetts   7.1            7.0

TOP FIVE SECTORS AS OF DECEMBER 31, 1995
                     % OF FUND'S    % OF FUND'S
                     INVESTMENTS    INVESTMENTS
                                    6 MONTHS AGO

General Obligation   34.8           26.6

Water & Sewer        11.0           9.5

Health Care          10.3           13.5

Electric Revenue     8.6            15.3

Special Tax          7.6            7.1

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1995
               6 MONTHS AGO

Years   12.6   13.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1995
              6 MONTHS AGO

Years   7.5   7.7

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1995 AS OF JUNE 30, 1995
Aaa 40.3%
Aa, A 38.1%
Baa 13.5%
Caa 0.2%
Non-rated 2.0%
Short-term investments 5.9%
Aaa 37.9%
Aa, A 43.2%
Baa 11.3%
Caa 0.2%
Non-rated 1.4%
Short-term investments 6.0%
Row: 1, Col: 1, Value: 40.3
Row: 1, Col: 2, Value: 38.1
Row: 1, Col: 3, Value: 13.5
Row: 1, Col: 4, Value: 1.0
Row: 1, Col: 5, Value: 3.0
Row: 1, Col: 6, Value: 5.9
Row: 1, Col: 1, Value: 37.9
Row: 1, Col: 2, Value: 43.2
Row: 1, Col: 3, Value: 11.3
Row: 1, Col: 4, Value: 1.0
Row: 1, Col: 5, Value: 2.4
Row: 1, Col: 6, Value: 6.0
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investments


MUNICIPAL BONDS - 94.1%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
ALABAMA - 0.4%
Cullman Med. Park South Med. Clinic Board Rev.
(Cullman Reg. Med. Ctr.) Series A, 6.50% 2/15/13  $ 4,000 $ 4,020
ARIZONA - 2.0%
Arizona Trans. Brd. Hwy. Rev. Sub Series A:
 Rfdg. 6% 7/1/08   3,000  3,296
 6.25% 7/1/04   2,000  2,178
 6.60% 7/1/08 (Prerefunded to 7/1/01 @ 101.5) (c)   2,250  2,528
Maricopa County Unified School Dist. #1, Rfdg.
(Phoenix Elementary) Second Series, 0% 7/1/05
(MBIA Insured)   2,660  1,682
Maricopa County Unified School Dist. #41, Rfdg.
(Gilbert) 0% 1/1/07 (FGIC Insured)   4,000  2,300
Maricopa County Unified School Dist #69, 0% 7/1/07
(AMBAC Insured)   3,050  1,712
Pima County Ind. Dev. Auth Health Care Corp. Rev.
(Carondelet Health Svc., Inc.):
  8% 7/1/13 (BIG Insured) (MBIA Insured)
  (Prerefunded to 7/1/98 @ 102) (c)   890  989
  8% 7/1/13 (BIG Insured) (MBIA Insured)   110  122
Salt River Proj. Agric. Impt. & Pwr. Dist. Elec. Sys. Rev. Rfdg.
(Salt River Proj.) Series B, 6.50% 1/1/04   6,515  7,354
   22,161
ARKANSAS - 0.3%
North Little Rock Elec. Rev. Rfdg. Series A, 6.15% 7/1/03
(MBIA Insured)   3,245  3,578
CALIFORNIA - 8.2%
California Health Facs. Fing. Auth. Rev. (Pomona Valley
Med. Ctr.) Series A, 7.375% 1/1/14   2,000  2,130
California Pub. Works Board Lease Rev.
 Rfdg. (Dept. Corrections State Prisons)
 Series A, 5% 12/1/19 (AMBAC Insured)   8,750  8,422
 (California Univ. Proj.) Series A, 5.50% 6/1/10   2,250  2,270
 (Dept. Corrections State Prisons-Madera) Series E:
  5.50% 6/1/15   2,500  2,494
  6% 6/1/07   3,000  3,202
California Statewide Commty. Dev. Ctfs. of Prtn.
(Sisters of Charity Leavenworth Sys.) 5% 12/1/14   2,750  2,592
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Rfdg. (Wtr. Sys.
Impt. Proj.) Series A,7% 8/1/11, (MBIA Insured)   1,475  1,759
Chino Basin Regional Fing. Auth. Rev. Rfdg.
(Muni. Wtr. Dist. Swr. Sys. Proj.) 7% 8/1/09
(AMBAC Insured)   1,890  2,242
Foothill/Eastern Trans. Toll Rd. Rev. Sr. Lien
Series A, 0% 1/1/08   2,500  1,453
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Metropolitan Wtr. Dist. Southern California Wtrwks. Rev.:
 5.55% 10/30/20  $ 8,400 $ 8,400
 5.75% 7/1/21 (MBIA Insured)   1,850  1,899
Modesto Irrigation Dist. Elec. Rev. 9.625% 1/1/11
(Escrowed to Maturity) (c)   4,390  6,031
Norwalk Redev. Agcy. Tax Allocation (Norwalk Redev. Proj. #1)
7.15% 12/1/15 (Prerefunded to 12/1/97 @ 102) (c)   7,000  7,534
Orange County Dev. Agcy. Tax Allocation
(Santa Ana Heights Proj.) 6% 9/1/15   2,000  1,907
Orange County Wtr. Dist. Ctfs. of Prtn. Series A, 5.50%
8/15/14 (AMBAC Insured)   3,000  2,974
Placer County Wtr. Agcy. Rev. (Middle Fork Proj.) Series A:
 3.75% 7/1/12   7,820  6,364
 3.75% 1/1/13   1,500  1,146
Pleasanton Joint Pwr. Fing. Auth. Series A, 6.20% 9/2/17   3,185  3,249
Santa Clara County Fing. Auth. Lease Rev.
(VMC Fac. Replacement Proj.) Series A, 7.50%
11/15/04 (AMBAC Insured)   4,560  5,500
Santa Clara Redev. Agcy. Tax Allocation Rfdg.
(Bayshore North Proj.) 7% 7/1/10 (AMBAC Insured)   4,000  4,760
South Orange County Pub. Fing. Auth. Spl. Tax Rev.
(Foothill Area) Series C:
  7.50% 8/15/06 (FGIC Insured)   8,140  9,849
  7.50% 8/15/07 (FGIC Insured)   3,500  4,252
University of California Rev. Rfdg. (Multiple Purp. Projs.)
Series C, 5.125% 9/1/13 (AMBAC Insured)   1,200  1,171
   91,600
COLORADO - 1.8%
Colorado Health Facs. Auth. Rev.:
 Rfdg. (Rocky Mountain Adventist) 6.625% 2/1/13   11,600  11,876
 (PSL Health Sys. Proj.) Series A, 6.875% 2/15/23   4,000  4,600
Highlands Ranch Metropolitan Dist. #2, 5% 6/15/16
(CGIC Insured) (d)    2,265  2,104
Pueblo Single Family Mtg. Rev. Series A, 7% 8/1/10   1,910  1,911
   20,491
CONNECTICUT - 0.8%
Connecticut Gen. Oblig. Series A, 7% 3/15/03   5,000  5,743
Connecticut Hsg. Fin. Auth. (Hsg. Mtg. Fin. Prog.)
Sub-Series B1, 7.55% 11/15/08   900  979
Connecticut Spl. Tax Oblig. Rev. (Trans. Infrastructure)
Series A, 6.50% 6/1/03   1,950  2,167
   8,889
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
DELAWARE - 0.2%
Delaware Trans. Auth. Trans. Sys. Rev.:
 7% 7/1/00  $ 1,500 $ 1,676
 7.50% 7/1/02   1,000  1,090
   2,766
DISTRICT OF COLUMBIA - 0.2%
District of Columbia Gen. Oblig.:
 Rfdg. Series A, 5.625% 6/1/02 (MBIA Insured)   1,500  1,573
 Series E, 5% 6/1/04 (FGIC Insured)   1,000  1,001
   2,574
FLORIDA - 1.5%
Broward County Wtr. & Swr. Util. Rev. Rfdg. 5.125%
10/1/15 (AMBAC Insured)   2,050  1,996
Florida Tpk. Auth. Tpk. Rev. Rfdg. Series A, 5% 7/1/15
(FGIC Insured)   6,000  5,805
Lakeland Elec. & Wtr. Rev. Rfdg. (Jr. Sub. Lien):
 6.50% 10/1/06 (FGIC Insured) (d)   1,300  1,443
 6.50% 10/1/07 (FGIC Insured) (d)   3,200  3,548
Palm Beach County Criminal Justice Facs. Rev. Rfdg.
5.375% 6/1/10 (FGIC Insured)   1,820  1,877
Reedy Creek Impt. Dist. Util. Rev. Rfdg. Series 1, 5%
10/1/14 (MBIA Insured)   2,300  2,231
   16,900
GEORGIA - 2.5%
Fulton County School Dist. Rev. Rfdg. 6.375% 5/1/14   2,500  2,819
Fulton County Wtr. & Swr. Rev. Rfdg.:
 6.125% 1/1/05 (FGIC Insured)   4,000  4,435
 6.375% 1/1/14 (FGIC Insured)   4,500  5,141
Georgia Gen. Oblig.:
 Series B, 7.20% 3/1/04   5,870  6,971
 Series D, 6.80% 8/1/03   4,400  5,093
 Series D, 5.90% 11/1/03   2,645  2,916
   27,375
ILLINOIS - 7.8%
Chicago Gen. Oblig.:
 5.25% 1/1/00 (AMBAC Insured) (d)   4,660  4,747
 6.125% 1/1/12 (AMBAC Insured) (d)   10,000  10,787
Chicago Metropolitan Wtr. Reclamation Dist. of Greater
Chicago (Cap. Impt.) 7% 12/1/05   8,250  9,714
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
ILLINOIS - CONTINUED
Chicago O'Hare Int'l. Arpt. Rev. Rfdg.:
 (2nd Lien):
  Series A, 6.375% 1/1/12 (MBIA Insured)  $ 1,000 $ 1,085
  Series A, 6.375% 1/1/15 MBIA Insured)   2,600  2,798
  Series C-1, 5% 1/1/10 (MBIA Insured)   6,000  5,880
 (Senior Lien) Series A, 5% 1/1/12   13,000  12,512
Chicago Pk. Dist. Rev.:
 5.50% 1/1/99 (FGIC Insured) (d)   1,000  1,033
 6.25% 1/1/09 (FGIC Insured) (d)   1,380  1,501
Cook County Cmmty. College Dist. 7.70% 12/1/07
(MBIA Insured)   3,000  3,709
Illinois Dedicated Tax Rev. (Civic Ctr.) Series A, 7%
12/15/13 (AMBAC Insured)   2,500  2,741
Illinois Edl. Facs. Auth. Rev. (Loyola Univ.) Series A,
7.125% 7/1/21   1,555  1,753
Illinois Gen. Oblig.:
 Rfdg. 6.10% 10/1/03   4,600  5,020
 5.50% 8/1/14   2,300  2,306
Illinois Health Facs. Auth. Rev. Rfdg.:
 (Mercy Hosp. & Med. Ctr.) 9.50% 1/1/15   2,000  2,082
 (Rush Presbyterian for St. Luke's Med. Ctr.) 7.40% 10/1/20   5,215  5,372
Illinois Regional Trans. Auth.:
 Series A, 8% 6/1/17 (AMBAC Insured)   3,000  4,009
 Series D:
  7.75% 6/1/04 (FGIC Insured)   1,115  1,346
  7.75% 6/1/05 (FGIC Insured)   2,405  2,922
Metropolitan Pier & Exposition Auth. Dedicated State Tax Rev.
(McCormick Place Expansion Proj.) Series A:
  0% 6/15/07 (FGIC Insured) (b)   3,000  2,948
  0% 6/15/08 (FGIC Insured)   3,890  2,037
Zion Wtrwks. & Swr. Rev.:
 6.40% 5/1/04   150  151
 6.50% 5/1/05   205  207
   86,660
INDIANA - 1.5%
Indiana Bond Bank Rev. (State Revolving Fund Program)
Series A, 7% 2/1/05   1,500  1,695
Indiana Trans. Fin. Auth. Hwy. Rev. Series A, 7.25% 6/1/15   1,000  1,212
Indianapolis Resource Recovery Rev. Rfdg.
(Ogden-Martin Sys., Inc. Proj.)
  6.75% 12/1/04 (AMBAC Insured) (d)   2,200  2,445
  6.75% 12/1/06 (AMBAC Insured) (d)   3,000  3,341
Marion County Convention & Recreational Facs. Auth.
Excise Tax Rev. Rfdg. (Lease Rental) Series A, 5.375%
6/1/13 (AMBAC Insured)   2,750  2,750
Mount Vernon Poll. Cont. Rev. (Gas Works) Series A,
7.25% 3/1/14   4,500  5,001
   16,444
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
IOWA - 0.1%
Iowa Fin. Auth. Rev. 5.25% 5/1/15  $ 1,000 $ 1,001
KANSAS - 0.2%
Kansas Dept. Trans. Hwy. Rev. 6.125% 9/1/09   2,000  2,213
LOUISIANA - 0.9%
Louisiana Gen. Oblig. Series A, 6.75% 5/15/02
(MBIA Insured)   7,780  8,772
New Orleans Rfdg. 6.50% 10/1/03 (AMBAC Insured)   1,500  1,686
   10,458
MARYLAND - 1.7%
Baltimore Pub. Impt. Rev. 7.25% 10/15/05 (FGIC Insured)   2,000  2,397
Maryland Health & Higher Edl. Facs. Auth. Rev.:
 Rfdg. (Doctors Commty. Hosp.) 5.50% 7/1/24   5,700  4,952
 Rfdg. (Johns Hopkins Health Sys.)
 Series 1988, 7.50% 7/1/20   6,000  6,555
 (Good Samaritan Hosp.) 5.75% 7/1/13   2,600  2,649
Montgomery County Construction Pub. Impt. Rev.
Series A, 6.30% 4/1/99   2,440  2,599
   19,152
MASSACHUSETTS - 7.1%
Massachusetts Gen. Oblig.:
 Rfdg. Series A:
  6.25% 7/1/03   13,200  14,619
  6% 7/1/05 (AMBAC Insured)   2,750  3,025
 (Consolidated Loan):
  Series A, 7.50% 6/1/04   3,270  3,928
 Series C, 5.625% 8/1/14 (MBIA Insured)   10,000  10,212
 (Consolidated Loan Ltd. Tax) Series A, 5% 1/1/09   8,950  8,760
Massachusetts Health & Edl. Facs. Auth. Rev.:
 (Blood Institute) Series A, 6.50% 2/1/22   4,930  5,035
 (Harvard Univ.) Series P:
  6.50% 11/1/01   1,000  1,125
  6.50% 11/1/02   1,000  1,138
 (Univ. Hosp.) Series C, 7.25% 7/1/19 (MBIA Insured)   3,500  3,942
Massachusetts Ind. Fin. Agcy. Rev.:
 (Harvard Commty. Health Plan) Series 1988 B,
 8.125% 10/1/17   5,000  5,450
 (Massachusetts Biomedical) Series A-2, 0% 8/1/08   10,000  4,888
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev.:
 Rfdg. Series B, 5% 7/1/12 (MBIA Insured)   2,715  2,637
 Series A, 6.75% 7/1/08   2,500  2,756
 Series B, 6.75% 7/1/08   5,995  6,609
Massachusetts Port. Auth. Rev. 12.25% 7/1/97
(Escrowed to Maturity) (c)   235  256
Massachusetts Wtr. Resources Auth. Gen. Rfdg. Series C,
5.25% 12/1/15   5,000  4,981
   79,361
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MICHIGAN - 3.4%
Michigan Hosp. Fin. Auth. Rev.:
 Rfdg. (Sisters of Mercy Health Corp.)
 5.375% 8/15/14 (MBIA Insured)  $ 3,000 $ 3,049
 (Detroit Med. Ctr.) Series A:
  Rfdg. 6.50% 8/15/18   5,000  5,188
  6.25% 8/15/13   1,750  1,798
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series B:
 7.50% 4/1/10   6,000  6,412
 5.70% 4/1/12   3,750  3,773
Michigan Muni. Bond Auth. Rev.:
 7% 5/1/02, (AMBAC Insured)   2,425  2,749
 7% 10/1/02   2,860  3,325
 7% 11/1/02, (AMBAC Insured)   1,465  1,674
 7% 5/1/03, (AMBAC Insured)   2,700  3,092
 7% 10/1/03   1,000  1,176
 7% 11/1/03, (AMBAC Insured)   1,570  1,811
Michigan Trunk Line Rev. Series A, 0% 10/1/09,
(AMBAC Insured)   8,010  3,805
   37,852
MINNESOTA - 3.2%
Minnesota Gen. Oblig.:
 Unltd. Tax 5.75% 8/1/05   3,315  3,584
 6.25% 4/1/07   1,500  1,644
Minnesota Hsg. Fin. Agcy. (Single Family Mtg.):
 Series I, 6.25% 1/1/15   2,000  2,083
 Series K, 6.4% 1/1/15   3,500  3,697
Minnesota Hsg. Fin. Agcy. Hsg. Dev. Rev. (Multi-Family Mtg.)
Series B, 9.375% 2/1/18   580  598
Northern Minnesota Muni. Pwr. Agcy. Elec. Sys. Rev. Rfdg.
Series A, 7.30% 1/1/01   4,000  4,410
Rochester Health Care Facs. Rev. (Mayo Clinic) 6.026%
11/15/15   10,000  10,312
St. Paul Hsg. & Redev. Auth. Hosp. Rev. (Healtheast)
Series A, 6.625% 11/1/17   4,000  4,030
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.
Series B, 6% 1/1/13   5,000  5,069
   35,427
MISSISSIPPI - 0.5%
Mississippi Gen. Oblig. Rev. Series B, 7.50% 12/1/04   3,485  4,230
Mississippi Home Corp. Single Family Sr. Rev. Rfdg.
Series 1990 A, 9.25% 3/1/12, (FGIC Insured)   705  770
   5,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MISSOURI - 0.6%
Kirkwood Ind. Dev. Auth. Health Care Corp. Rev.
(St. Joseph Hosp.) 7% 7/1/22
(Prerefunded to 7/1/02 @ 102) (c)  $ 2,000 $ 2,320
Missouri Higher Ed. Loan Auth. (Student Loan Rev.)
Sr. Lien Series A, 5.625% 2/15/01   4,000  4,155
   6,475
NEBRASKA - 0.8%
Nebraska Pub. Pwr. Dist. Rev. Rfdg. (Pwr. Supply Sys.):
 Series B, 5.25% 1/1/13   3,950  3,891
 Series C, 5% 1/1/10   5,000  4,912
   8,803
NEVADA - 0.7%
Clark County Ind. Dev. Rev. Rfdg. (Neveda Pwr. Co. Proj. C)
7.20% 10/1/22, (AMBAC Insured)   7,000  7,963
NEW JERSEY - 2.2%
Middlesex County Poll. Cont. Auth. Rev. Rfdg. (Fing. Poll.)
(Amerada Hess Corp.) 7.875% 6/1/22   7,750  8,796
New Jersey Hsg. Fin. Agcy. Spl. Pledge Rev. Series One,
6.75% 11/1/20   680  699
New Jersey Trans. Trust Fund Auth. Sys. Rev. (Trans. Sys.):
 Series A:
  Rfdg. 6% 6/15/03 (AMBAC Insured)   5,000  5,431
  6.50% 6/15/05 (AMBAC Insured)   5,000  5,638
 Series B, 6.50% 6/15/10 (MBIA Insured)   2,000  2,320
New Jersey Tpk. Auth. Tpk. Rev. Rfdg. 10.375% 1/1/03
(Escrowed to Maturity) (c)   1,470  1,786
   24,670
NEW YORK - 15.8%
Metropolitan Trans. Auth. Svc. Contract (Trans. Facs.) Series 4:
 7.75% 7/1/01   735  837
 7.75% 7/1/02   1,420  1,613
Nassau County Gen. Oblig. Impt. Rfdg. Series A:
 6.50% 5/1/04 (FGIC Insured)   7,425  8,390
 6.50% 5/1/05 (FGIC Insured)   4,490  5,096
 6.50% 5/1/06 (FGIC Insured)   4,000  4,550
New York City Gen. Oblig. Rev.:
 Rfdg. Series A, 7% 8/1/04   4,000  4,360
 Rfdg. Series D, 6.30% 8/15/01   7,450  7,804
 Series B, 6.75% 10/1/06   4,750  5,035
 Series G, 5.4% 2/1/01   6,000  6,022
 Series G, 5.6% 2/1/02   14,120  14,226
 7.50% 2/1/03   10,000  11,087
 8% 2/1/05   2,550  2,936
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
 Series A:
  7% 6/15/09 (Prerefunded to 6/15/01 @ 101) (c)  $ 1,255 $ 1,428
  7% 6/15/09   1,245  1,399
  7% 6/15/09 (FGIC Insured)   2,500  2,809
 Series B, 5.375% 6/15/07 (AMBAC Insured)   2,500  2,597
New York State Dorm. Auth. Rev.:
 (City Univ. Sys.) Series C, 7.50% 7/1/10   1,000  1,197
 (City Univ. Sys. Consolidated):
  2nd Gen. Series A, 5 3/4% 7/1/09   4,370  4,452
  Series D:
   7% 7/1/09   2,000  2,300
   7% 7/1/09 (FGIC Insured)   3,780  4,489
 (State Univ. Edl. Facs.) Rfdg.:
  Series A:
   5.50% 5/15/07   4,660  4,759
   5.50% 5/15/13   7,500  7,397
  Series B, 5.25% 5/15/09   4,000  3,915
New York State Environ. Facs. Corp. Poll. Cont. Rev. Rfdg.
(State Wtr./Municipal Wtr.) 5.75% 6/15/11   2,500  2,647
New York State Local Gov't. Assistance Corp.:
 Rfdg.:
  Series B, 5.375% 4/1/16   4,955  4,844
  Series C, 5.50% 4/1/17   2,500  2,525
  Series E, 6% 4/1/14   7,575  8,172
  Series E, 5.25 4/1/16   8,425  8,299
  Series D, 5.375% 4/1/14   4,900  4,820
New York State Med. Care Facs. Fin. Agcy. Rev.
(North Shore Univ. Hosp. Mtg. Proj.) Series A, 7.20%
11/1/20 (MBIA Insured)   2,000  2,235
New York State Tollway Auth. Rev. (Highway & Bridge
Trust Fund) Series B, 5% 4/1/96   5,150  5,164
New York State Tollway Auth. Svc. Contract Rev.
(Local Highway & Bridge):
  Series A, 6% 1/1/05 (MBIA Insured)   2,500  2,747
  7.25% 1/1/10   5,000  5,725
New York State Urban Dev. Corp. Rev. Rfdg.
(Correctional Cap. Facs.) Series A, 6.30% 1/1/03   6,000  6,450
Triborough Bridge & Tunnel Auth. Rev.:
 (Convention Ctr. Proj.) Series E, 7.25% 1/1/10   5,000  5,762
 (Gen. Purp.):
  Rfdg. Series A, 5% 1/1/08   5,000  5,006
  Series X, 6% 1/1/14   2,900  3,020
   176,114
NORTH CAROLINA - 1.5%
Harnett County Ctfs. of Prtn.:
 7.50% 12/1/03, (AMBAC Insured)   2,640  3,119
 7.50% 12/1/04, (AMBAC Insured)   2,865  3,413
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
NORTH CAROLINA - CONTINUED
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Rfdg.
Series B:
  7.25% 1/1/07  $ 2,375 $ 2,690
  7% 1/1/08   2,650  2,951
North Carolina Muni. Pwr. Agcy. Rev. 5.2% 1/1/08
(AMBAC Insured)   4,000  4,040
   16,213
NORTH DAKOTA - 0.1%
Mercer County Poll. Cont. Rev. Rfdg. (Basin Elec. Pwr.)
Second Series, 6.05% 1/1/19 (AMBAC Insured)   1,200  1,254
OHIO - 2.4%
Ohio State Bldg. Auth. Rev.:
 (Juvenile Correctional Projs.) Series A, 5.90% 10/1/03
 (AMBAC Insured)   2,000  2,168
 (Workers Composition Bldg. A) 4.75% 4/1/14   6,000  5,513
 Series A, 6% 10/1/06   1,750  1,905
Ohio Gen. Oblig. Rev. Rfdg. (Infrastructure Impt.)
Series R, 5.30% 9/1/02   3,120  3,296
Ohio Wtr. Dev. Auth. Poll. Cont. Facs. Rev.:
 Rfdg. (Buckeye Pwr. Inc. Proj.) 7.80% 11/1/14
 (AMBAC Insured)   3,000  3,634
 (Wtr. Control Ln. Fund) 6.50% 6/1/03 (MBIA Insured)   2,940  3,274
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Series):
 6.25% 6/1/02 (AMBAC Insured)   1,860  2,048
 6.25% 6/1/03 (AMBAC Insured)   1,975  2,187
Ohio Wtr. Dev. Auth. Rev. Rfdg. & Impt. (Pure Wtr.)
5.80% 6/1/11 (AMBAC Insured)   2,510  2,626
   26,651
OKLAHOMA - 0.3%
Grand River Dam Auth. Rev. Rfdg. 5.50% 6/1/10   3,500  3,609
OREGON - 0.6%
Multnomah County School Dist. #3 (Park Rose):
 7% 12/1/03 (FGIC Insured)   2,325  2,732
 7% 12/1/04 (FGIC Insured)   2,540  3,010
Portland Gen. Oblig. Rev. Series B, 7% 6/1/99   1,295  1,416
   7,158
PENNSYLVANIA - 5.3%
Delaware County Auth. Hosp. Rev. (Crozer-Chester)
6% 12/15/20   3,000  2,951
Harrisburg Auth. Wtr. Rev. 5.875% 6/18/15
(FGIC Insured)   6,000  6,187
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Pennsylvania Gen. Oblig. Rev. Third Series, 5% 9/1/09 $ 3,000 $ 2,948 Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev.:
 Rfdg. Series A, 5% 6/15/15   4,000  3,830
 (City of Philadelphia Funding Prog.) 5.75% 6/15/15   6,000  6,120
Philadelphia Hosp. & Higher Ed. Facs. Auth. Hosp. Rev.
(Graduate Health Sys. Oblig.) Series A & B, 7% 7/1/05   9,670  10,564
Philadelphia Parking Auth. Parking Rev. (Arpt. Proj.)
7.375% 9/1/18, (AMBAC Insured)   1,750  1,903
Philadelphia Wtr. & Wastewtr. Rev.:
 Rfdg. 5.50% 6/15/07 (MBIA Insured)   4,000  4,180
 5.50% 6/15/06 (MBIA Insured)   5,000  5,238
 6.25% 8/1/09 (MBIA Insured)   2,000  2,223
 6.25% 8/1/10 (MBIA Insured)   2,000  2,235
 5.65% 6/15/12 (FGIC Insured)   10,000  10,175
   58,554
PUERTO RICO - 0.2%
Puerto Rico Infrastructure Fing. Auth. Spl. Tax
Series 1988 A, 7.75% 7/1/08   2,000  2,190
SOUTH CAROLINA - 1.1%
South Carolina Gen. Oblig. Rfdg. (Cap. Impt.)
Series B, 5.40% 3/1/99   3,665  3,807
South Carolina Hsg. Fin. & Dev. Auth. (Homeownership
Mtg. Purchase) Series B, 7.875% 7/1/15   1,750  1,851
South Carolina Pub. Svc. Auth. Rev. Rfdg. Series A:
 6.25% 2/1/06 (MBIA Insured) (d)   2,000  2,157
 5.75% 1/1/10 (MBIA Insured) (d)   4,705  4,811
   12,626
TENNESSEE - 0.5%
Knox County Health, Edl. & Hsg. Facs. Auth. Rev.
(Sanders Alliance Hosp.) Series C, 7.25% 1/1/10
(MBIA Insured)   2,660  3,235
Shelby County Pub. Impt. Unltd. Tax Series A, 5.125%
3/1/18   2,770  2,690
   5,925
TEXAS - 6.5%
Bexar County Gen. Oblig. Rev. Rfdg. 6.10% 6/15/99   1,325  1,363
Corpus Christi Hsg. Fin. Corp. Single Family Mtg. Rev.
(Lomas & Nettleton Co.) Series A, 13.375% 6/1/13   30  32
Dallas-Fort Worth Reg. Arpt. Rev. Rfdg. Series A, 7.375%
5/1/12 (FGIC Insured)   1,000  1,169
Dallas Gen. Oblig. Rev.:
 Rfdg. 5.375% 2/15/99   3,500  3,622
 Ltd. Tax 6% 2/15/12   4,925  4,876
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
TEXAS - CONTINUED
Harris County Cap. Appreciation Rev. Rfdg.
(Toll Road Subordinated Lien) 0% 8/1/06  $ 4,245 $ 2,499
Harris County Hosp. Dist. Mtg. Rev. Rfdg. 7.40% 2/15/10
(AMBAC Insured)   3,000  3,671
Harris County Toll Road Tax & Sub. Lien Rev. Series A:
 7% 8/15/09   2,000  2,380
 7% 8/15/10   4,200  5,008
Midlothian Ind. School Dist. Rev. 0% 2/15/09   1,970  985
North Texas Muni. Wtr. Dist. Upper Fork Waste Wtr.
Interest Receipt Contract Rev. 5.50% 6/1/12,
(FGIC Insured)   1,500  1,519
Round Rock Ind. School Dist. Rev.:
 Rfdg. 0% 2/15/08   9,800  5,231
 Series B:
  7% 8/1/01   1,175  1,337
  7% 8/1/02   1,250  1,441
San Antonio Elec. & Gas Rev.:
 Rfdg. (Capital Appreciation) Series B:
  0% 2/1/05 (FGIC Insured)   12,285  7,862
  0% 2/1/07 (FGIC Insured)   10,000  5,687
 Series 1995, 6.375% 2/1/06   5,000  5,619
San Antonio Wtr. Rev. Rfdg. 6.5% 5/15/10 (MBIA Insured)   3,000  3,262
Texas A&M Univ. Spl. Tax Rev. (Perm. Univ. Fd.) 5.6%
7/1/05 (d)   3,000  3,154
Texas Gen. Oblig. Wtr. Dev. Rev. Series A & C,
6.50% 8/1/02   1,280  1,434
Texas Muni. Pwr. Agcy. Rev. Rfdg. 7% 9/1/02
(FGIC Insured)   2,800  3,112
Texas Wtr. Dev. Board Rev. (Revolving Fund Sr. Lien)
6% 7/15/03   6,150  6,803
   72,066
UTAH - 3.3%
Intermountain Pwr. Agcy. Pwr. Supply Sys. Rev.:
 Rfdg. Series B:
  6.50% 7/1/04 (MBIAInsured) (d)   3,000  3,300
  6.50% 7/1/05 (MBIA Insured) (d)   5,000  5,506
  5.55% 7/1/11   10,000  10,075
  6% 7/1/16 (MBIA Insured) (d)   5,000  5,100
  5.60% 7/1/21   7,000  7,000
Jordan County School Dist. Unltd. Tax Rev. 7.625% 6/15/05   2,000  2,453
Salt Lake City Hosp. Rev. (Intermountain Health Care
Hosp., Inc.) Series A, 8.125% 5/15/15
(Escrowed to Maturity) (c)   2,975  3,778
   37,212
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
VIRGINIA - 3.4%
Fairfax County Pub. Impt. Series A:
 7% 6/1/00  $ 2,500 $ 2,787
 7% 6/1/01   5,000  5,669
Fairfax County Wtr. Auth. Wtr. Rev. 6.125% 1/1/29
(Prerefunded to 1/1/00 - 100) (c)   4,715  5,045
Hampton Museum Rev.:
 5.25% 1/1/09   3,825  3,739
 5.25% 1/1/14   3,000  2,861
Henrico County Ind. Dev. Auth. Pub. Facs. Lease Rev.
(Henrico County Regional Jail Proj):
  7.50% 8/1/04   2,455  2,961
  7.50% 8/1/05   2,590  3,157
Lynchburg Ind. Dev. Auth. Facs. First Mtg. Rev. Rfdg.
(Central Health, Inc.) 8.125% 1/1/16   1,250  1,361
Stafford County Wtr. & Swr. Rev. Rfdg. 5.25% 6/1/12
(FGIC Insured)   4,675  4,687
Virginia Gen. Oblig. Pub. Facs. Rev. 6% 6/1/03   5,000  5,544
   37,811
WASHINGTON - 1.7%
Washington Gen. Oblig. Rfdg. Series R-93A, 5.75% 9/1/06   1,205  1,294
Washington Pub. Pwr. Supply Sys.Rev.:
 (Nuclear Proj. #1) Series D, 14.375% 7/1/01
 (Escrowed to Maturity) (c)   250  328
 (Nuclear Proj. #2):
  Series A, 14.375% 7/1/01   3,405  4,422
  5.40% 7/1/12   10,000  9,763
 (Nuclear Proj. #3) Rfdg. Series B, 0% 7/1/06
 (MBIA Insured)   5,000  2,938
   18,745
WEST VIRGINIA - 0.3%
West Virginia School Bldg. Auth. Rev. (Cap. Impt.)
Series A, 6.75% 7/1/15   3,000  3,270
WISCONSIN - 2.0%
Wisconsin Gen. Oblig. Series A, 7% 5/1/05   12,890  15,114
Wisconsin Health & Edl. Facs. Auth. Rev.:
 (Felician Care, Inc.) Series A, 7% 1/1/15 (AMBAC Insured)   2,000  2,170
 (St. Lukes Med. Ctr. Proj.) 7.10% 8/15/11 (MBIA Insured)   4,000  4,460
   21,744
MULTIPLE STATES - 0.5%
Washington Metro Area Trans. Auth. Gross Rev. Rfdg.
6% 7/1/09, (FGIC Insured)   5,500  5,981
TOTAL MUNICIPAL BONDS
(Cost $988,918)   1,048,956
MUNICIPAL NOTES (A) - 5.9%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
ARIZONA - 0.2%
Maricopa County Poll. Cont. Rev. (Arizona Pub. Svcs.), VRDN:
 Series 1994 B, 5.95%, LOC Morgan Guaranty Trust Co  $ 1,500 $ 1,500
 Series 1994 E, 5.95%, LOC Bank of America   600  600
   2,100
FLORIDA - 0.1%
Sunshine State Gov't Fing. Commission Series B, 3.7%
4/4/96, CP   1,600  1,600
IDAHO - 0.0%
Idaho Health Facs. Auth. Rev. 5.95% 5/1/22,
LOC Credit Suisse, VRDN   400  400
MARYLAND - 0.1%
Baltimore County Econ. Dev. Rev. Rfdg. (Blue Circle, Inc. Proj.)
Series 1992, 5.15%, LOC Den Danske Bank Group,
VRDN    900  900
MICHIGAN - 0.4%
Clinton Econ. Dev. Corp. (Sisters of Charity Health Care Sys.)
(St. Joseph's Elders Care) Series 1988 A, 5%
(MBIA Insured) (BPA Morgan Guaranty Trust Co.),
VRDN    1,000  1,000
Michigan Strategic Fund Poll. Cont. Rev. Rfdg.
(Consumers Pwr. Co. Proj.) Series 1988 A, 5.95%,
LOC Union Bank of Switzerland, VRDN   3,000  3,000
   4,000
MISSISSIPPI - 0.3%
Jackson County Port Facs. Rev. Rfdg. (Chevron USA, Inc.)
Series 1993, 5.95%, VRDN   3,400  3,400
NEW JERSEY - 0.5%
New Jersey Gen. Oblig.
Note Series 1996 A, 3.30% 2/14/96
(Liquidity Facility Union Bank of Switzerland), CP   5,000  4,999
NEW MEXICO - 0.3%
Hurley Poll. Cont. Rev. (Kennecott Santa Fe Proj.)
Series 1985, 5.95% 12/1/15
(Guaranteed by British Petroleum Co.), VRDN   3,500  3,500
NEW YORK - 0.3%
New York City Gen. Oblig. 4.50% 2/15/96, TAN   3,000  3,002
OHIO - 0.1%
Ohio State Univ. Rev. (Gen. Receipts) Series 1986 B, 5.50%
(BPA Nat'l Westminster Bank PLC), VRDN   1,600  1,600
MUNICIPAL NOTES (A) - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
PENNSYLVANIA - 0.5%
Pennsylvania Higher Edl. Facs. Auth. Rev. (Carnegie Mellon
University) Series B, 6% (BPA Morgan Guaranty Trust Co.)
(BPA Union Bank of Switzerland), VRDN  $ 500 $ 500
Sayre Health Care Facs. Auth. Hosp. Rev.
(VHA of Pennsylvania) Series 1985 B, 5% (AMBAC Insured)
(BPA First Nat'l. Bank of Chicago), VRDN   5,000  5,000
   5,500
TEXAS - 1.9%
Harris County Health Facs. Rev. (The Methodist Hospital)
Series 1994, 6% (BPA Morgan Guaranty Trust Co.),
VRDN    4,000  4,000
Harris County Ind. Dev. Corp. Poll. Cont. Rev.
(Dates-Exxon Proj.) Series 1984 A, 6%, VRDN   800  800
Houston Wtr. & Swr. Sys. Rev. Series A, 3.55% 3/7/96
(Liquidity Facility Swiss Bank Corp.), CP   4,000  4,000
Texas Gen. Oblig. TRAN Series 1995 A, 4.75%
8/30/96   7,400  7,464
Texas Pub. Fin. Auth. Rev. Series 1993 A, CP:
 3.5% 4/4/96   3,000  2,999
 3.6% 4/4/96   2,200  2,199
   21,462
WISCONSIN - 1.2%
Wisconsin Gen. Oblig. TRAN 4.50% 6/17/96   13,800  13,870
TOTAL MUNICIPAL NOTES
(Cost $63,289)   66,333
TOTAL INVESTMENTS - 100%
(Cost $1,052,207)  $ 1,115,289

SECURITY TYPE ABBREVIATIONS
CP - Commercial Paper
TAN - Tax Anticipation Notes
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(a)The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b)Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(c)Security collateralized by an amount sufficient to pay interest and principal.
(d)Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 73.8% AAA, AA, A 76.6%
Baa 13.5% BBB  13.9%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.2% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by either S&P or Moody's amounted to 2.0%. FMR has determined that unrated debt securities that are lower quality account for 0.0% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   34.8%
Water and Sewer   11.0
Health Care   10.3
Others
 (individually less than 10%)   43.9
TOTAL   100.0%
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $1,052,369,000. Net unrealized appreciation aggregated $62,920,000, of which $63,757,000 related to appreciated investment securities and $837,000 related to depreciated investment securities.
At December 31, 1995, the fund was required to defer $2,281,000 of losses on futures contracts and options.
At December 31, 1995, the fund had a capital loss carryforward of approximately $27,853,000 which will expire on December 31, 2003.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNT IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) DECEMBER 31, 1995

5.ASSETS                                                           6.        7.

8.Investment in securities, at value (cost $1,052,207) -           9.        $ 1,115,289
See accompanying schedule

10.Receivable for investments sold                                 11.        29,602

12.Interest receivable                                             13.        17,442

14. 15.TOTAL ASSETS                                                16.        1,162,333

17.LIABILITIES                                                     18.       19.

20.Payable to custodian bank                                       $ 32      21.

22.Payable for investments purchased                                         23.

24.  Regular delivery                                               25,038   25.

26.  Delayed delivery                                               53,041   27.

28.Payable for fund shares redeemed                                 355      29.

30.Distributions payable                                            1,380    31.

32.Accrued management fee                                           357      33.

34.Other payables and accrued expenses                              215      35.

36. 37.TOTAL LIABILITIES                                           38.        80,418

39.40.NET ASSETS                                                   41.       $ 1,081,915

42.Net Assets consist of:                                          43.       44.

45.Paid in capital                                                 46.       $ 1,049,129

47.Accumulated undistributed net realized gain (loss)              48.        (30,296)
on investments

49.Net unrealized appreciation (depreciation)                      50.        63,082
on investments

51.52.NET ASSETS, for 130,816 shares outstanding                   53.       $ 1,081,915

54.55.NET ASSET VALUE, offering price and redemption               56.        $8.27
price per share ($1,081,915 (divided by) 130,816 shares)


STATEMENT OF OPERATIONS

AMOUNT IN THOUSANDS YEAR ENDED DECEMBER 31, 1995

57.58.INTEREST INCOME                                      59.        $ 60,875

60.EXPENSES                                                61.        62.

63.Management fee                                          $ 4,282    64.

65.Transfer agent, accounting and custodian fees            1,647     66.
and expenses

67.Non-interested trustees' compensation                    7         68.

69.Registration fees                                        48        70.

71.Audit                                                    51        72.


73.Legal                                                    8         74.


75.Miscellaneous                                            4         76.

77. 78.TOTAL EXPENSES                                      79.         6,047

80.81.NET INTEREST INCOME                                  82.         54,828

83.REALIZED AND UNREALIZED GAIN (LOSS)                     85.        86.
84.Net realized gain (loss) on:

87. Investment securities                                   3,335     88.

89. Futures contracts                                       (1,677)    1,658

90.Change in net unrealized appreciation (depreciation)    91.        92.
on:

93. Investment securities                                   122,097   94.

95. Futures contracts                                       (424)      121,673

96.97.NET GAIN (LOSS)                                      98.         123,331

99.100.NET INCREASE (DECREASE) IN NET ASSETS               101.       $ 178,159
RESULTING FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNT IN THOUSANDS                                YEARS ENDED DECEMBER 31,

                                                   1995                       1994

102.INCREASE (DECREASE) IN NET ASSETS

103.Operations                                     $ 54,828                   $ 63,944
Net interest income

104. Net realized gain (loss)                       1,658                      (16,032)

105. Change in net unrealized appreciation          121,673                    (150,096)
(depreciation)

106.                                                178,159                    (102,184)
107.NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS

108.Distributions to shareholders                   (54,828)                   (63,944)
From net interest income

109. From net realized gain                         -                          (835)

110. In excess of net realized gain                 (525)                      (18,527)

111. 112.TOTAL  DISTRIBUTIONS                       (55,353)                   (83,306)

113.Share transactions                              460,322                    792,026
Net proceeds from sales of shares

114. Reinvestment of distributions                  36,057                     55,051

115. Cost of shares redeemed                        (542,579)                  (917,928)

116.117.                                            (46,200)                   (70,851)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

118.                                                76,606                     (256,341)
119.TOTAL INCREASE (DECREASE) IN NET ASSETS

120.NET ASSETS                                     121.                       122.

123. Beginning of period                            1,005,309                  1,261,650

124. End of period                                 $ 1,081,915                $ 1,005,309

125.OTHER INFORMATION                              127.                       128.
126.Shares

129. Sold                                           58,603                     99,644

130. Issued in reinvestment of distributions        4,530                      7,067

131. Redeemed                                       (68,815)                   (115,326)

132. Net increase (decrease)                        (5,682)                    (8,615)


FINANCIAL HIGHLIGHTS

                                       YEARS ENDED DECEMBER 31,

                                       1995                       1994       1993A     1992      1991

133.SELECTED PER-SHARE DATA

134.Net asset value,                   $ 7.370                    $ 8.690    $ 8.500   $ 8.470   $ 8.130
beginning of period

135.Income from Investment              .408                       .455       .487      .519      .526
Operations
Net interest income

136. Net realized and unrealized        .904                       (1.180)    .600      .210      .410
gain (loss)

137. Total from investment              1.312                      (.725)     1.087     .729      .936
operations

138.Less Distributions                  (.408)                     (.455)     (.487)    (.519)    (.526)
From net interest income

139. From net realized gain             -                          (.010)     (.410)    (.180)    (.070)

140. In excess of net realized gain     (.004)                     (.130)     -         -         -

141. Total distributions                (.412)                     (.595)     (.897)    (.699)    (.596)

142.Net asset value, end of period     $ 8.270                    $ 7.370    $ 8.690   $ 8.500   $ 8.470

143.TOTAL RETURN                        18.15%                     (8.49)%    13.17%    8.93%     11.91%

144.RATIOS AND SUPPLEMENTAL DATA

145.Net assets, end of period          $ 1,082                    $ 1,005    $ 1,262   $ 1,192   $ 1,163
(in millions)

146.Ratio of expenses to average        .57%                       .53%       .49%      .49%      .50%
net assets

147.Ratio of net interest income to     5.14%                      5.68%      5.51%     6.11%     6.35%
average net assets

148.Portfolio turnover rate             72%                        95%        74%       53%       33%


A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
On December 14, 1995, the Board of Trustees gave approval to change the name of Fidelity Municipal Bond Portfolio to Fidelity Municipal Bond Fund. The fund's name change will be effective in 1996 with the next prospectus revision. Fidelity Municipal Bond Fund (the fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available through the pricing service are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS.
Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount, losses deferred due to wash sales, futures and options and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain(loss) on investments may include temporary book and tax differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
DELAYED DELIVERY TRANSACTIONS.
The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities,
other than short-term securities, aggregated $737,168,000 and $797,313,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $210,069,000 and $264,099,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .25%. For the period, the management fee was equivalent to an annual rate of .40% of average net assets.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .1100% to .3700%. Effective January 1, 1996, FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plan (the Plan), and in accordance with Rule 12b-1 of the 1940 Act, FMR or the fund's distributor, Fidelity Distributors Corporation (FDC), an affiliate of FMR, may use their resources to pay administrative and promotional expenses related to the sale of the fund's shares. Subject to the approval of the Board of Trustees, the Plan also authorizes payments to third parties that assist in the sale of the fund's shares or render shareholder support services. FMR or FDC has informed the fund that payments made to third parties under the Plan amounted to $5,000 for the period.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the fund. UMB has entered into a sub-contract with Fidelity Service Co. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $1,263,000 and $346,000, respectively; the transfer agent fee was equivalent to an annual rate of .12% of average net assets.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and the Shareholders of
Fidelity
Municipal Bond Portfolio:
We have audited the accompanying statement of assets and liabilities of Fidelity Municipal Trust: Fidelity Municipal Bond Portfolio, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Municipal Trust: Fidelity Municipal Bond Portfolio as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 2, 1996
DISTRIBUTIONS


The Board of Trustees of Fidelity Municipal Bond Fund (formerly Fidelity Municipal Bond Portfolio) voted to pay on February 5, 1996 to shareholders of record at the opening of business on February 2, 1996 a distribution of $.001 derived from capital gains realized from sales of portfolio securities.
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
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(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
UMB Bank, n.a.
Kansas City, MO
(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
and
Fidelity Service Co.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
FIDELITY'S MUNICIPAL BOND FUNDS
Aggressive Municipal
California Insured Municipal Income
California Municipal Income
High Yield Tax-Free
Insured Municipal Income
Limited Term Municipal Income
Massachusetts Municipal Income
Michigan Municipal Income
Minnesota Municipal Income
Municipal Bond
New York Insured Municipal Income
New York Municipal Income
Ohio Municipal Income
SpartanAggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
Spartan California Intermediate Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate Municipal Income
Spartan New York Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

FIDELITY


(registered trademark)
MINNESOTA
MUNICIPAL INCOME
FUND
(FORMERLY FIDELITY MINNESOTA TAX-FREE PORTFOLIO)



ANNUAL REPORT
DECEMBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months
                              and one year.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     18   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    22   Notes to the financial statements.

REPORT OF INDEPENDENT
ACCOUNTANTS              25   The auditors' opinion.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each figure includes changes in a fund's share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses, the past ten years total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995                 PAST 1   PAST 5   PAST 10
                                                YEAR     YEARS    YEARS

Fidelity Minnesota Municipal Income Fun         16.00%   43.13%   112.48%
d

Lehman Brothers Municipal Bond Inde             17.45%   52.61%   142.03%
x

Average Minnesota Municipal Bond Fun            15.39%   45.94%   117.75%
d

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or ten years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond index - a broad gauge of the municipal bond market. To measure how the fund's performance stacked up against its peers, you can compare it to the average Minnesota municipal bond fund which reflects the performance of 40 Minnesota municipal bond funds with similar objectives tracked by Lipper Analytical Services for the past year . Both benchmarks include reinvested dividends and capital gains, if any. Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995                 PAST 1   PAST 5   PAST 10
                                                YEAR     YEARS    YEARS

Fidelity Minnesota Municipal Income Fun         16.00%   7.44%    7.83%
d

Lehman Brothers Municipal Bond Inde             17.45%   8.82%    9.24%
x

Average Minnesota Municipal Bond Fun            15.39%   7.85%    8.09%
d

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
               Minnesota TLB Munici
      12/31/85   10000.00    10000
      01/31/86   10454.36    10589
      02/28/86   10822.81 11008.96
      03/31/86   10930.18 11012.48
      04/30/86   10834.43 11020.85
      05/31/86   10666.50 10841.43
      06/30/86   10734.82 10944.86
      07/31/86   10819.27  11011.3
      08/31/86   11276.29 11504.27
      09/30/86   11280.37 11533.15
      10/31/86   11577.50 11732.32
      11/30/86   11735.03 11964.74
      12/31/86   11703.70 11931.72
      01/31/87   11948.56 12290.98
      02/28/87   12109.37 12351.45
      03/31/87   12002.06 12220.53
      04/30/87   11013.88  11607.3
      05/31/87   10893.86 11549.73
      06/30/87   11123.27 11888.83
      07/31/87   11296.89  12010.1
      08/31/87   11351.72 12037.12
      09/30/87   10658.79 11593.31
      10/31/87   10782.03 11634.35
      11/30/87   11040.78 11938.12
      12/31/87   11255.57 12111.35
      01/31/88   11735.14 12542.75
      02/29/88   11892.93 12675.33
      03/31/88   11601.57 12527.66
      04/30/88   11670.85 12622.87
      05/31/88   11775.57 12586.39
      06/30/88   11950.75 12770.53
      07/31/88   12008.61 12853.79
      08/31/88   12031.04 12865.11
      09/30/88   12246.37 13097.96
      10/31/88   12526.11 13329.14
      11/30/88   12441.80 13207.05
      12/31/88   12674.94 13342.16
      01/31/89   12847.77 13618.07
      02/28/89   12762.09 13462.69
      03/31/89   12775.88 13430.51
      04/30/89   13101.74 13749.35
      05/31/89   13277.70 14034.93
      06/30/89   13428.16 14225.52
      07/31/89   13528.64 14419.13
      08/31/89   13436.56 14277.97
      09/30/89   13372.31 14235.42
      10/31/89   13561.14 14409.52
      11/30/89   13753.60 14661.69
      12/31/89   13845.65 14781.62
      01/31/90   13749.94  14711.7
      02/28/90   13905.94 14843.37
      03/31/90   13920.07 14847.83
      04/30/90   13741.58 14740.33
      05/31/90   14021.33 15062.11
      06/30/90   14154.05  15194.5
      07/31/90   14396.25 15418.62
      08/31/90   14161.31 15194.74
      09/30/90   14283.75 15203.41
      10/31/90   14460.54  15479.2
      11/30/90   14777.47 15790.48
      12/31/90   14845.23 15859.17
      01/31/91   14970.33    16072
      02/28/91   15068.28 16211.83
      03/31/91   15093.90 16217.66
      04/30/91   15276.41 16434.17
      05/31/91   15429.71 16580.27
      06/30/91   15367.98 16563.85
      07/31/91   15567.62  16765.6
      08/31/91   15723.89 16986.41
      09/30/91   15836.99 17207.57
      10/31/91   15891.20 17362.44
      11/30/91   15856.98 17410.88
      12/31/91   16106.87 17784.51
      01/31/92   16177.29 17825.06
      02/29/92   16244.87 17830.77
      03/31/92   16270.65 17837.36
      04/30/92   16385.66 17996.12
      05/31/92   16565.65 18207.93
      06/30/92   16789.15 18513.46
      07/31/92   17202.23 19068.49
      08/31/92   17026.13 18882.58
      09/30/92   17066.43 19006.07
      10/31/92   16747.71 18819.24
      11/30/92   17135.00 19156.29
      12/31/92   17335.34 19351.88
      01/31/93   17599.72 19576.94
      02/28/93   18142.99 20285.04
      03/31/93   17973.68 20070.62
      04/30/93   18142.21 20273.14
      05/31/93   18265.78 20387.07
      06/30/93   18564.56 20727.33
      07/31/93   18587.92 20754.49
      08/31/93   18976.76 21186.59
      09/30/93   19248.18 21427.91
      10/31/93   19272.64 21469.26
      11/30/93   19110.90 21280.12
      12/31/93   19488.74 21729.34
      01/31/94   19715.01 21977.49
      02/28/94   19199.89 21408.28
      03/31/94   18366.43 20536.53
      04/30/94   18472.27 20710.68
      05/31/94   18599.82 20890.24
      06/30/94   18532.88  20762.6
      07/31/94   18872.42 21143.18
      08/31/94   18913.97 21216.34
      09/30/94   18668.87 20904.88
      10/31/94   18264.14 20533.61
      11/30/94   17858.88 20162.36
      12/31/94   18317.57 20606.14
      01/31/95   18850.91 21195.06
      02/28/95   19392.18 21811.41
      03/31/95   19599.55 22062.03
      04/30/95   19618.42 22088.06
      05/31/95   20158.14 22792.89
      06/30/95   19993.20 22593.45
      07/31/95   20071.63 22807.64
      08/31/95   20299.13 23096.84
      09/30/95   20449.31 23243.04
      10/31/95   20734.34 23580.99
      11/30/95   21054.04  23972.2
      12/29/95   21248.01 24202.58






$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Minnesota Municipal Income Fund on December 31, 1985. As the chart shows, by December 31, 1995, the value of your investment would have grown to $21,248 - a 112.48% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond index did over the same period. With dividends reinvested, the same $10,000 would have grown to $24,203 - a 142.03% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no
guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS


            YEARS ENDED DECEMBER 31,

            1995                       1994   1993   1992   1991

Dividend returns  6.40% 5.42% 6.25% 6.51% 6.79%

Capital appreciation
 returns  9.60% -11.43% 6.17% 1.12% 1.71%

Total returns  16.00% -6.01% 12.42% 7.63% 8.50%
DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1995          PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.98(cents)   30.29(cents)   61.32(cents)

Annualized dividend rate                 5.30%         5.53%          5.70%

30-day annualized yield                  4.67%         -              -

30-day annualized tax-equivalent yield   7.97%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.06 over the past month, $10.87 over the past six months and $10.75 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 41.44% combined effective 1995 federal and state tax bracket. A portion of the fund's income may be subject to the alternative minimum tax. FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
In sharp contrast to much of
1994, the municipal bond
market posted strong returns for
the 12 months ended December
31, 1995. For the period, the
Lehman Brothers Municipal
Bond Index - a broad measure
of the tax-free market - had a
total return of 17.45%. By
comparison, the Lehman
Brothers Aggregate Bond Index
- a proxy for investment-grade
taxable bonds - had a total
return of 18.47%. Tax-free
bonds kicked off 1995 by
surging ahead of their taxable
counterparts in the first quarter
on signs of a slowing economy
and tamer inflation expectations.
By spring, however, the muni
bond market began to
underperform U.S. Treasury
securities when Congress
began consideration of tax-code
changes, some of which
threatened the tax-exempt
status of municipal securities.
This threat of tax reform
dampened enthusiasm in the
municipal bond market, stalling
the rally and helping shorter
maturity bonds to outperform
their longer counterparts
throughout the spring and
summer months. By the fourth
quarter, historically attractive
valuations relative to Treasuries,
continued low issuance, and
stronger demand from insurance
companies and retail buyers
helped longer-term tax-free
bonds rebound.
An interview with Jonathan Short, Portfolio Manager of Fidelity
Minnesota Municipal Income Fund
Q. HOW DID THE FUND PERFORM, JON?
A. For the 12-months ended December 31, 1995, the fund returned 16.00%. For comparison purposes, the average Minnesota municipal bond fund, as tracked by Lipper Analytical Services, returned 15.39% for the same period. Additionally, the Lehman Brothers Municipal Bond Index returned 17.45%.
Q. WHAT WERE SOME OF THE MAJOR DEVELOPMENTS IN THE MUNICIPAL BOND MARKET SINCE THE END OF THE FUND'S SEMIANNUAL PERIOD ON JUNE 30, 1995?
A. Over the last six months, fixed-income markets have rallied and, during the rally, the municipal yield curve flattened. The yield curve is the graphical representation of the yields of various bond maturities. Over the past three or four months, yields of longer-term securities have fallen more than intermediate securities. Also, during the period, long-term municipal yields- measured as a percentage of U.S. Treasuries - stabilized as the market discounted an imminent implementation of a federal flat tax, which would threaten the tax-exempt status of municipal bonds.
Q. SO HOW DID THIS AFFECT THE WAY YOU MANAGED THE FUND?
A. I was able to buy more Minnesota municipal bonds in the intermediate - or three- to 10-year maturity - range. With a flattening yield curve, the relative attractiveness of intermediate to longer maturity bonds, on a yield basis, increases. Additionally, over the period, intermediate bonds cheapened more than longer bonds when compared to taxable U.S. Treasuries.
Q. HEALTH CARE CONTINUES TO BE THE FUND'S LARGEST SECTOR. WHAT'S THE STORY
THERE?
A. Two health care holdings have been important to the fund. Municipal bonds issued for the Mayo Clinic performed well during the period. The world-renowned facility continues to have a solid balance sheet and, as a result, offers a high-quality AA credit rating. Another issuer, Healtheast Hospital Systems, also had good financial performance. Additionally, in a recent positive development, Healtheast - which has a BBB rating - announced an affiliation with A-rated Allina, another non-profit health care provider.
Q. MINNESOTA ISSUES VERY FEW MUNICIPAL BONDS WHEN COMPARED TO OTHER STATES. HOW DOES THIS AFFECT YOUR DECISION MAKING?
A. I try to diversify as much as I can. If a college or a locality that normally doesn't issue many bonds comes to market, I try to get involved if it is an appropriate investment for the fund. In this regard, I take advantage of Fidelity's strong research capabilities in order to find attractive prospects. Also, I try to add value by targeting inexpensive areas of the yield curve.
Q. WHAT WERE SOME OF YOUR OTHER STRATEGIES SINCE TAKING OVER THE FUND?
A. I've focused on improving the convexity of the portfolio. Like duration, convexity measures the sensitivity of a bond to interest rate changes. Generally the more convexity a bond has, the slower its price will fall and the faster it should rise when interest rates change. One way I've improved convexity is buying non-callable bonds - or those that can not be bought back by their issuer. Historically, non-callable bonds with good convexity have offered good performance characteristics without sacrificing yield.
Q. HAVE YOU MADE ANY CHANGES THAT INVESTORS MAY NOTICE DOWN THE ROAD?
A. I've begun to concentrate the fund's holdings in investment-grade securities - or in those issues rated BBB and above for their ability to make timely payments of principal and interest. Basically, credit spreads - or the difference in yield between bonds of varying credit qualities - are at tight levels. Therefore, it seems worthwhile to be invested in higher-quality, investment-grade bonds because the added yield from lower quality bonds, in my opinion, does not compensate for the added credit risk.
Q. WERE THERE ANY CHANGES TO THE FUND'S INVESTMENT POLICY?
A. The fund is now permitted to buy any amount of municipal securities subject to the alternative minimum tax (AMT). The removal of the AMT restriction allows me more latitude in selecting specific securities. Instead of being constrained to specific sectors, I will be able to focus on all marketplace opportunities - including areas dominated by AMT securities, such as student loans and airports.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Yes. The fund's performance was hindered by bonds issued by the St. Paul Port Authority, which fell in price due to a deteriorating credit situation. This position has been sold and will not impact the fund in the future.
Q. WHAT'S YOUR OUTLOOK?
A. It has certainly been a tremendous year. Investors, however, should not assume the bond markets will be able to maintain the torrid pace they set in 1995. Therefore, the greater part of total return in 1996 may come from income rather than price appreciation.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income for Minnesota
residents, while investing
mainly in longer-term,
investment-grade municipal
securities whose interest is
free from federal income tax
and Minnesota personal
income tax
START DATE: November 21,
1985
SIZE: as of December 31,
1995, more than $315 million
MANAGER: Jonathan Short,
since October 1995;
manager, Spartan Arizona
Municipal Income, since
October 1995; Spartan
California Intermediate
Municipal, Spartan California
Municipal, Fidelity California
Insured Municipal and Fidelity
California Municipal income
funds, since March 1995;
joined Fidelity in 1993
(checkmark)


JONATHAN SHORT ON THE
MINNESOTA ECONOMY:
"Nineteen-ninety five was
another solid year for the
Minnesota economy as it
outpaced the rest of the
nation. The state's
employment growth was
higher than the national
average, tax revenues were
strong and government
expenditure growth was held
in check. Additionally,
Minnesota's very diverse
economy helped it perform
well in a variety of economic
cycles.
"What does this mean for the
bond ratings of the state and
its municipalities? It means
Minnesota offers very high
quality bonds. Minneapolis
has the top rating of AAA and
the state, as a whole, is rated
just under that at AA+. In
these times of fiscal
uncertainty in many state
governments across the
country, Minnesota's bond
rating stands as quite an
achievement.
"In determining the risks and
rewards available in the
Minnesota municipal bond
market, I use the Lehman
Brothers Minnesota Municipal
Bond Index as a proxy for the
overall market. I believe this
index is the best available
benchmark for managing the
fund."
(solid bullet)  On October 1, 1995,
Jonathan Short took over as
portfolio manager of the fund,
replacing Steve Harvey.
INVESTMENT CHANGES


TOP FIVE SECTORS AS OF DECEMBER 31, 1995
                       % OF FUND'S    % OF FUND'S INVESTMENT
                       INVESTMENTS    S
                                      IN THESE SECTORS
                                      6 MONTHS AGO

General Obligation     25.1           13.9

Health Care            19.2           27.1

Electric Revenue       14.8           12.7

Housing                10.0           13.9

Escrowed/Prerefunded   8.4            5.7

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1995
               6 MONTHS AGO

Years   15.5   17.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1995
              6 MONTHS AGO

Years   7.1   7.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1995 AS OF JUNE 30, 1995
Aaa 33.0%
Aa, A 59.7%
Baa 5.2%
Caa 0.0%
Non-rated 1.7%
Short-term and other
 investments 0.4%
Aaa 28.4%
Aa, A 50.0%
Baa 10.5%
Caa 3.7%
Non-rated 4.9%
Short-term and other
 investments 2.5%
Row: 1, Col: 1, Value: 33.0
Row: 1, Col: 2, Value: 59.7
Row: 1, Col: 3, Value: 5.2
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 2.7
Row: 1, Col: 6, Value: 2.0
Row: 1, Col: 1, Value: 28.4
Row: 1, Col: 2, Value: 50.0
Row: 1, Col: 3, Value: 10.5
Row: 1, Col: 4, Value: 3.7
Row: 1, Col: 5, Value: 4.9
Row: 1, Col: 6, Value: 2.5
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW ACCOUNT FOR 0.1% AND 3.1% OF THE FUND'S INVESTMENTS AT DECEMBER 31, 1995, AND JUNE 30, 1995, RESPECTIVELY. INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investments


MUNICIPAL BONDS - 99.6%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MINNESOTA - 96.9%
Anoka County Solid Waste Disp. Rev.
(Nat'l. Rural Util.) Series A, 6.95%
12/1/08 (b)  Aa3 $ 1,000,000 $ 1,095,000
Bagley Independent School Dist. #162
(School Dist. #156):
  Unltd. Tax 4.85% 2/1/03  AA  1,020,000  965,175
  4.85% 2/1/14  AA  1,100,000  1,032,625
Bemidji Hosp. Facs. Rev. (1st Mtg. North Country
Health) Series A, 7% 9/1/21  A  1,000,000  1,081,250
Bloomington Gen. Oblig. Rfdg.:
 6.50% 12/1/00  Aa1  5,200,000  5,726,500
 (Hwy. Crossover) 6% 12/1/99  Aa1  3,000,000  3,198,750
Breckenridge Hosp. Facs. Rev. (Franciscan Sisters
Healthcare-B2) 9.375% 9/1/17
(Escrowed to Maturity) (d)  A-  445,000  491,725
Chisago City Health Facs. Rev. (Point Pleasant
Heights Proj.) 9.25% 7/1/15  -  3,700,000  3,909,050
Dakota County Hsg. & Redev. Auth. Interest for
South St. Paul Rev. (Single Family Mtg.):
  Rfdg. Series A, 8.10 9/1/12
  (GNMA Coll.)  AAA  365,000  386,900
  (Burnsville & Inver.) 9.375% 5/1/18
  (FGIC Insured)  Aaa  5,000  5,481
Eagan Wtr. Gen. Oblig. Unltd. Tax Series A,
7.30% 12/1/10  Aa  820,000  910,200
Eden Prairie Multi-Family Hsg. Rev. (Preserve
Place Apts.) 8% 7/1/28 (FHA Guaranteed)  AAA  1,000,000  1,042,500
Hennepin County Lease Rev. Ctfs. of Prtn.
6.80% 5/15/17  Aa  5,000,000  5,400,000
Lakeville School Dist.:
 0% 2/1/04 (e)  Aa  3,040,000  2,063,400
 0% 2/1/05 (e)  Aa  2,810,000  1,801,913
Minneapolis Commty. Dev. Agcy. Tax Increment Rev.
(Cap. Appreciation):
  0% 9/1/07 (MBIA Insured)  Aaa  2,860,000  1,594,450
  0% 9/1/08 (MBIA Insured)  Aaa  4,600,000  2,409,250
Minneapolis Convention Ctr. Sales Tax Rev.
(Chamber Bdlg.-Skyway Proj.) 0%
2/1/06 (g)  -  713,000  356,500
Minneapolis Gen. Oblig.:
 Rfdg Series B:
  5.10% 9/1/08  Aaa  2,000,000  2,012,500
  5.20% 3/1/13  Aaa  1,000,000  1,002,500
 Rfdg. (Sales Tax):
  5.60% 10/1/00  Aaa  1,000,000  1,061,250
  6.15% 10/1/05  Aaa  2,000,000  2,195,000
  6.25% 4/1/07  Aaa  2,000,000  2,192,500
 (Cap Appreciation) Series A:
  0% 12/1/11  Aaa  2,830,000  1,213,363
  0% 12/1/12  Aaa  2,000,000  825,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MINNESOTA - CONTINUED
Minneapolis Hosp. Rev.:
 Rfdg. (Fairview Hosp. & Healthcare)
 6.50% 1/1/11 (MBIA Insured)  Aaa $ 3,000,000 $ 3,303,750
 (Childrens Med. Ctr. Proj.) Series C, 7%
 12/1/20 (Pre-Refunded to 6/1/01
  @102) (d)  A  2,500,000  2,862,500
 (Lifespan, Inc. Proj.) Series B, 8.125% 8/1/17
 (Pre-Refunded to 8/1/98 @102) (d)  A  3,000,000  3,348,750
Minneapolis Spl. School Dist. #1 Ctfs. of Prtn.
7.375% 2/1/15
(Pre-Refunded to 2/1/98 @100 (d))  A1  1,000,000  1,066,250
Minneapolis & St. Paul Hsg. Fin. Board Rev.
(Single Family Phase IX) 7.25% 8/1/21 (b)  AAA  2,265,000  2,440,538
Minneapolis & St. Paul Hsg. & Redev. Auth.
Health Care Sys. Rev. (Health One Obligated
Group) Series A, 7.40% 8/15/11
(MBIA Insured)  Aaa  2,750,000  3,097,188
Minneapolis & St. Paul Metropolitan Arpt.
Commission Unltd. Tax Series 7, 7.80%
1/1/15 (b)  Aaa  3,000,000  3,292,500
Minnesota Agric. & Econ. Dev. Board Rev.
(Small Bus. Dev. Prog. Lot 1)
Series B, 8.375% 8/1/10 (b)  -  1,000,000  1,052,500
Minnesota Energy & Econ. Dev. Auth. Rev.
(Small Bus. Dev. Lot 1 2D) 10% 8/1/06  -  75,000  78,201
Minnesota Gen. Oblig.:
 Rfdg. 5.25% 8/1/08  Aa1  5,000,000  5,081,250
 (Infrastructure Dev.) 7% 8/1/96  Aa1  1,000,000  1,020,590
 (Various Purpose) 6.10% 8/1/08
 (Pre-Refunded to 8/1/02 @100) (d)  Aaa  2,195,000  2,406,269
 Unltd. Tax:
  Rfdg. 5.40% 8/1/09  Aa1  1,400,000  1,426,250
  5.60% 10/1/01  Aa1  3,000,000  3,198,750
  6.50% 8/1/03 (Pre-Refunded to 8/1/01
  @100) (d)  AAA  1,000,000  1,107,500
  6.625% 8/1/05 (Pre-Refunded to 8/1/01
  @100) (d)  AAA  1,000,000  1,113,750
  6.625% 8/1/07 (Pre-Refunded to 8/1/01
   @100) (d))  AAA  1,000,000  1,113,750
 6% 8/1/05  Aa1  10,255,000  11,293,319
 5.30% 8/1/10  Aa1  1,450,000  1,462,688
 4.90% 8/1/11  Aa1  1,290,000  1,246,463
 5.25% 8/1/15  Aa1  6,315,000  6,251,850
Minnesota Higher Ed. Facs. Auth. Rev.:
 Rfdg. (MacAlester College)
 Series 3-J, 6.40% 3/1/22  Aa  2,175,000  2,302,781
 Rfdg. (St. Thomas Univ.) Series 3-R1:
  5% 10/1/01  A1  1,000,000  1,035,000
  5.60% 10/1/15  A1  1,000,000  1,025,000
 (Carleton College) Series 3-L1, 5.75%
 11/1/12  Aa  2,000,000  2,004,140
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MINNESOTA - CONTINUED
Minnesota Higher Ed. Facs. Auth. Rev. - continued
 (MacAlester College) 5.50% 3/1/12  Aa $ 815,000 $ 826,206
 (St. Thomas Univ.):
  5.45% 9/1/07  A1  650,000  674,375
  Series 3-R2, 5.60% 9/1/14  A1  3,275,000  3,360,969
Minnesota Higher Ed. Facs. Auth. Mtg. Rev.
(St. Thomas Univ.) Series 3 C, 6.25% 9/1/16  A1  2,310,000  2,413,950
Minnesota Hsg. Fin. Agcy. (Single Family Mtg.):
 Series A:
  6.95% 7/1/16  Aa  895,000  962,125
  7.45% 7/1/22 (b)  Aa  2,855,000  3,069,125
  7.95% 7/1/22 (b)  Aa  2,415,000  2,584,050
  8% 7/1/29 (b)  Aa  440,000  460,900
 Series B:
  7.25% 7/1/16  Aa  1,010,000  1,034,836
  5.80% 7/1/25 (b)  Aa  7,000,000  6,903,750
 Series D:
  7.35% 7/1/16  Aa  2,325,000  2,447,063
  8.80% 7/1/16  Aa  1,250,000  1,334,375
 Series E, 6.85% 1/1/24 (b)  Aa  1,000,000  1,061,250
 Series H, 6.50% 1/1/26 (b)  Aa  1,800,000  1,872,000
Minnesota Hsg. Fin. Agcy. Hsg. Rev. Series A:
 6.95% 2/1/14  A1  1,000,000  1,070,000
 6.95% 8/1/17  A1  1,000,000  1,066,250
 7.05% 8/1/27  A1  1,250,000  1,332,813
Minnesota Pub. Facs. Auth. Wtr. Poll. Cont. Rev.:
 Series A:
  6.50% 3/1/97  Aa  1,000,000  1,032,500
  7% 3/1/04  Aa  1,495,000  1,752,888
  7% 3/1/09  AAA  1,000,000  1,090,000
  7.10% 3/1/12  AAA  3,100,000  3,425,500
  6.95% 3/1/13  AAA  4,500,000  5,023,125
 Series B, 6.70% 3/1/13  AAA  5,350,000  5,898,375
Minnetonka Multi-Family Hsg. Rev.
(Cedar Hills East Proj.) 7.50% 12/1/27
(FHA Guaranteed)  AA  600,000  646,500
Montevideo Independent School Dist. #129
Unltd. Tax 4.90% 2/1/15  Aa  1,000,000  956,250
Northern Minnesota Muni. Pwr. Agcy. Elec. Sys.
Rev. Rfdg.:
  Series A, 7.25% 1/1/16  A  5,020,000  5,402,775
  Series B, 5.50% 1/1/18 (AMBAC Insured)  Aaa  6,000,000  6,030,000
Northfield College Facs. Rev.
(St. Olaf College Proj.):
  6.30% 10/1/12  A1  1,455,000  1,551,394
  6.40% 10/1/21  A1  1,690,000  1,797,738
Ramsey County Gen. Oblig. 5.50%
12/1/04  Aaa  1,000,000  1,073,750
Redwood Falls Independent School Dist. Rfdg.
5.125% 4/1/15 (AMBAC Insured)  Aaa  1,700,000  1,661,750
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MINNESOTA - CONTINUED
Rochester Health Care Facs. Rev.:
 (Mayo Clinic) 6.026% 11/15/15  AA+ $ 22,000,000 $ 22,687,500
 (Mayo Foundation/Mayo Med. Ctr.) Series I:
  5.90% 11/15/09  AA+  1,000,000  1,083,750
  5.90% 11/15/10  AA+  2,250,000  2,435,625
Rosemont Independent School Dist.#196:
 (Dist.#5 School Credit Enhancement Prog.)
 Series B, 0% 6/1/13 (CGIC Insured)  Aaa  2,000,000  797,500
 5.30% 2/1/01 (FGIC Insured)  Aaa  2,000,000  2,080,000
St. Cloud Independent School Dist. #742 Rfdg.
Series A, 6.10% 2/1/10,
(FGIC Insured)  Aaa  1,000,000  1,050,000
St. Louis County Jail Rev. Series A, 4.75%
12/1/08 (AMBAC Insured)  Aaa  1,420,000  1,354,325
St. Louis Park Healthcare Facs. Auth. Rev.
(Healthsystem Obligated A) 5.20% 7/1/23
(AMBAC Insured)  Aaa  10,000,000  9,650,000
St. Louis Park Mtg. Rev. (Park Ridge Apt. Proj.)
9.375% 9/20/20 (GNMA Coll.)  AAA  1,200,000  1,258,500
St. Paul Gen. Oblig. Unltd. Tax (Cap. Impt.)
Series A, 4% 4/1/96  Aa  1,300,000  1,301,754
St. Paul Hsg. & Redev. Auth. Health Care Facs.
Rev. (Childrens Hosp.) 7% 12/1/19
(Pre-Refunded to 12/1/99 @102) (d)  A  3,000,000  3,356,250
St. Paul Hsg. & Redev. Auth. Hosp. Rev.
(Healtheast Proj.):
  Series A:
   6.625% 11/1/17  Baa  4,000,000  4,030,000
   9.75% 11/1/17  Baa  2,345,000  2,570,705
  Series B:
   9.625% 11/1/08  Baa  2,500,000  2,700,000
   6.625% 11/1/17  Baa  3,500,000  3,526,250
   9.75% 11/1/17  Baa  3,000,000  3,247,500
St. Paul Hsg. & Redev. Auth. Tax Increment Rev.
 (Downtown & 7th Place Redev. Proj.):
  Series A, 0% 9/1/04 (AMBAC Insured)
  (Pre-Refunded to 9/1/98
  @ 66.5305) (d)  Aaa  1,000,000  596,250
  Series B, 0% 9/1/08 (AMBAC Insured)
  (Pre-Refunded to 9/1/98
  @ 50.038) (d)  Aaa  2,500,000  1,118,750
St. Paul Independent School Dist. #625 Series C:
 6.125% 2/1/03  Aa  1,225,000  1,344,437
 6.125% 2/1/04  Aa  1,300,000  1,431,625
 6.125% 2/1/05  Aa  1,350,000  1,490,063
St. Paul Port Auth. Ind. Dev. Rev. (Riverview II
Proj.) Series 1983 A, 10% 1/1/13  CCC  20,000  18,250
St. Paul Swr. Rev. Series A, 8%
12/1/08  A  2,500,000  2,775,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MINNESOTA - CONTINUED
Seaway Port Auth. Duluth Ind. Dev. Dock & Wharf
Rev. Rfdg. (Cargill, Inc. Proj.) Series B,
6.80% 5/1/12  Aa3 $ 2,750,000 $ 3,007,813
Southern Minnesota Muni. Pub. Pwr. Agcy.
Pwr. Supply Sys. Rev.:
  Rfdg. Series A:
   5% 1/1/09  A  4,000,000  3,915,000
   5% 1/1/12  A  10,000,000  9,625,000
  Series A, 0% 1/1/20 (MBIA Insured)  Aaa  12,500,000  3,515,624
  Series B:
   0% 1/1/01 (MBIA Insured)  Aaa  2,500,000  2,000,000
   5% 1/1/09  A  2,000,000  1,957,500
   5% 1/1/13  A  6,480,000  6,196,500
Univ. of Minnesota Rfdg. 4.80% 8/15/03  Aa  6,000,000  6,075,000
Virginia Independent School Dist. 706 Unltd. Tax,
Series A:
  5% 4/1/11 (AMBAC Insured)  Aaa  630,000  611,100
  5% 4/1/13 (AMBAC Insured)  Aaa  1,180,000  1,151,974
Washington County Hsg. & Redev. Jail Facs.
Rev. Unltd. Tax Lease Oblig. 7% 2/1/12
 (MBIA Insured)
 (Pre-Refunded to 2/1/02 @100) (d)  Aaa  1,000,000  1,137,500
West St. Paul Independent School Dist. #197
Dist. #2 (Credit Enhancement Prog.):
  0% 2/1/02 (MBIA Insured)  Aaa  1,550,000  1,172,187
  0% 2/1/03 (MBIA Insured)  Aaa  1,180,000  843,700
Western Minnesota Muni. Pwr. Agcy. Pwr.
Supply Rev.:
  Rfdg. Series A, 6.875% 1/1/07  A  800,000  834,640
  Series A, 5% 1/1/16
  (Escrowed to Maturity) (d)  Aaa  2,000,000  2,237,500
  Series B:
   6% 1/1/03 (AMBAC Insured)  Aaa  1,935,000  2,092,218
   6% 1/1/04 (AMBAC Insured)  Aaa  4,000,000  4,340,000
   300,038,181
PUERTO RICO - 2.7%
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Rfdg.:
 Series W, 7% 7/1/07 (MBIA Insured)  Aaa  4,430,000  5,227,400
 Series Y, 6.50% 7/1/05 (MBIA Insured)  Aaa  1,570,000  1,779,987
Puerto Rico Ind. Med. & Environmental Poll.
Cont. Facs. Fing. Auth. Rev. (Motorola, Inc.)
Series A, 6.75% 1/1/14 (f)  Aa3  1,250,000  1,362,500
   8,369,887
TOTAL MUNICIPAL BONDS
(Cost $290,837,843)   308,408,068
MUNICIPAL NOTES (A) - 0.4%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED)(C) AMOUNT (NOTE 1)
MINNESOTA - 0.4%
Duluth Tax Increment Rev.
(Lake Superior Paper Co.) Series 1985,
5.10%, LOC Nat'l. Australia Bank,
VRDN (f)  VMIG 1 $ 200,000 $ 200,000
St. Paul Port Auth. Tax Increment Rev.
(Westgate Office & Ind. Ctr. Proj.)
Series 1991, 5.25%,
LOC First Bank NA, VRDN  A-1  1,000,000  1,000,000
TOTAL MUNICIPAL NOTES
(Cost $1,200,000)   1,200,000
TOTAL INVESTMENTS - 100%
(Cost $292,037,843)  $ 309,608,068

SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
(a)The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b)Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(d)Security collateralized by an amount sufficient to pay interest and principal.
(e)Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
(f)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,562,500 or 0.5% of net assets.
(g)Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 75.2% AAA, AA, A 84.9%
Baa 5.2% BBB  6.1%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by either S&P or Moody's amounted to 1.7%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   25.1%
Health Care    19.2
Electric Revenue   14.8
Housing   10.0
Others
 (individually less than 10%)   30.9
TOTAL   100.0%
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $292,045,678. Net unrealized appreciation aggregated $17,562,390, of which $18,192,084 related to appreciated investment securities and $629,694 related to depreciated investment securities.
At December 31, 1995, the fund had a capital loss carryforward of approximately $9,312,790 which will expire on December 31, 2003.
The fund elected to defer to its fiscal year ending December 31, 1996, $663,577 of losses recognized during the period November 1, 1995 to December 31, 1995.
At December 31, 1995, the fund was required to defer $764,365 of losses on futures contracts.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1995

5.ASSETS                                                         6.            7.

8.Investment in securities, at value (cost $292,037,843)         9.            $ 309,608,068
-
See accompanying schedule

10.Cash                                                          11.            256,471


12.Receivable for investments sold                               13.            3,807,392

14.Interest receivable                                           15.            5,950,526

16. 17.TOTAL ASSETS                                              18.            319,622,457

19.LIABILITIES                                                   20.           21.

22.Payable for investments purchased                             $ 3,800,293   23.
 Delayed delivery

24.Payable for fund shares redeemed                               83,761       25.

26.Distributions payable                                          387,416      27.

28.Accrued management fee                                         103,921      29.

30.Other payables and accrued expenses                            79,995       31.

32. 33.TOTAL LIABILITIES                                         34.            4,455,386

35.36.NET ASSETS                                                 37.           $ 315,167,071

38.Net Assets consist of:                                        39.           40.

41.Paid in capital                                               42.           $ 308,345,439

43.Accumulated undistributed net realized gain (loss)            44.            (10,748,593)
on investments

45.Net unrealized appreciation (depreciation)                    46.            17,570,225
on investments

47.48.NET ASSETS, for 28,404,066 shares outstanding              49.           $ 315,167,071

50.51.NET ASSET VALUE, offering price and redemption             52.            $11.10
price per share ($315,167,071 (divided by) 28,404,066 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

53.54.INTEREST INCOME                                      55.            $ 18,943,862

56.EXPENSES                                                57.            58.

59.Management fee                                          $ 1,215,788    60.

61.Transfer agent, accounting and custodian fees            441,426       62.
and expenses

63.Non-interested trustees' compensation                    2,055         64.

65.Registration fees                                        8,478         66.

67.Audit                                                    34,756        68.


69.Legal                                                    4,961         70.


71.Miscellaneous                                            2,258         72.

73. 74.TOTAL EXPENSES                                      75.             1,709,722

76.77.NET INTEREST INCOME                                  78.             17,234,140

79.REALIZED AND UNREALIZED GAIN (LOSS)                     81.            82.
80.Net realized gain (loss) on:

83. Investment securities                                   (7,661,634)   84.

85. Futures contracts                                       (1,156,583)    (8,818,217)

86.Change in net unrealized appreciation (depreciation)    87.             35,826,798
on investment securities

88.89.NET GAIN (LOSS)                                      90.             27,008,581

91.92.NET INCREASE (DECREASE) IN NET ASSETS                93.            $ 44,242,721
RESULTING FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEARS ENDED DECEMBER 31,

                                                            1995                       1994

94.INCREASE (DECREASE) IN NET ASSETS

95.Operations                                               $ 17,234,140               $ 18,644,044
Net interest income

96. Net realized gain (loss)                                 (8,818,217)                (225,857)

97. Change in net unrealized appreciation (depreciation)     35,826,798                 (39,051,604)

98. 99.NET INCREASE (DECREASE) IN NET ASSETS                 44,242,721                 (20,633,417)
RESULTING FROM OPERATIONS

100.Distributions to shareholders                            (17,234,140)               (18,644,044)
From net interest income

101. From net realized gain                                  -                          (1,890,231)

102. In excess of net realized gain                          (56,755)                   (492,725)

103. 104.TOTAL  DISTRIBUTIONS                                (17,290,895)               (21,027,000)

105.Share transactions                                       73,010,954                 97,124,422
Net proceeds from sales of shares

106. Reinvestment of distributions                           13,414,601                 16,525,742

107. Cost of shares redeemed                                 (75,144,420)               (137,252,013)

108.109.                                                     11,281,135                 (23,601,849)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

110.                                                         38,232,961                 (65,262,266)
111.TOTAL INCREASE (DECREASE) IN NET ASSETS

112.NET ASSETS                                              113.                       114.

115. Beginning of period                                     276,934,110                342,196,376

116. End of period                                          $ 315,167,071              $ 276,934,110

117.OTHER INFORMATION                                       119.                       120.
118.Shares

121. Sold                                                    6,825,793                  9,067,760

122. Issued in reinvestment of distributions                 1,244,865                  1,544,855

123. Redeemed                                                (6,996,731)                (12,977,467)

124. Net increase (decrease)                                 1,073,927                  (2,364,852)


FINANCIAL HIGHLIGHTS

                                   YEARS ENDED DECEMBER 31,

                                   1995                       1994        1993A       1992        1991

125.SELECTED PER-SHARE DATA

126.Net asset value,               $ 10.130                   $ 11.520    $ 10.850    $ 10.730    $ 10.550
beginning of period

127.Income from                     .613                       .633        .647        .674        .690
Investment Operations
Net interest income

128. Net realized and               .972                       (1.310)     .670        .120        .180
unrealized gain (loss)

129. Total from                     1.585                      (.677)      1.317       .794        .870
investment operations

130.Less Distributions              (.613)                     (.633)      (.647)      (.674)      (.690)
From net interest
 income

131. From net realized              -                          (.060)      -           -           -
gain

132. In excess of net               (.002)                     (.020)      -           -           -
realized gain

133. Total distributions            (.615)                     (.713)      (.647)      (.674)      (.690)

134.Net asset value, end           $ 11.100                   $ 10.130    $ 11.520    $ 10.850    $ 10.730
of period

135.TOTAL RETURN                    16.00                      (6.01)      12.42       7.63        8.50
                                   %                          %           %           %           %

136.RATIOS AND SUPPLEMENTAL DATA

137.Net assets, end of             $ 315,167                  $ 276,934   $ 342,196   $ 280,781   $ 221,788
period (000 omitted)

138.Ratio of expenses to            .57                        .59%        .61         .67         .72
average net assets                 %                                      %           %           %

139.Ratio of net interest           5.69                       5.97%       5.73        6.25        6.47
income to average net              %                                      %           %           %
assets

140.Portfolio turnover              49                         26%         37          12          14
rate                               %                                      %           %           %


A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
On December 14, 1995, the Board of Trustees gave approval to change the name of Fidelity Minnesota Tax-Free Portfolio to Fidelity Minnesota Municipal Income Fund. The fund's name change will be effective in 1996 with the next prospectus revision. Fidelity Minnesota Municipal Income Fund (the fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities (including restricted securities) for which quotations are not readily available through the pricing service are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains/losses on futures and options transactions, market discount, losses deferred due to wash sales, futures and options and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Any taxable gain remaining at fiscal year end is distribution in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $149,835,374 and $141,283,172, respectively. The market value of futures contracts opened and closed during the period amounted to $74,590,072 and $75,077,617, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .25%. For the period, the management fee was equivalent to an annual rate of .40% of average net assets.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .1100% to .3700%. Effective January 1, 1996, FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plan (the Plan), and in accordance with Rule 12b-1 of the 1940 Act, FMR or the fund's distributor, Fidelity Distributors Corporation (FDC), an affiliate of FMR, may use their resources to pay administrative and promotional expenses related to the sale of the fund's shares. Subject to the approval of the Board of Trustees, the Plan also authorizes payments to third parties that assist in the sale of the fund's shares or render shareholder support services. FMR or FDC has informed the fund that payments made to third parties under the Plan amounted to $33,964 for the period.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the fund. UMB has entered into a sub-contract with Fidelity Service Co. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $305,064 and $129,874, respectively; the transfer agent fees were equivalent to an annual rate of
 .10% of average net assets.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and the Shareholders of Fidelity Minnesota Tax-Free Portfolio:
We have audited the accompanying statement of assets and liabilities of Fidelity Municipal Trust: Fidelity Minnesota Tax -Free Portfolio, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended . These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Municipal Trust: Fidelity Minnesota Tax-Free Portfolio as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 2, 1996
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
100 Crosby Parkway - KP2C
Covington, KY 41015-4399
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
185 Asylum Street
Hartford, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
2000 66th Street, North
St. Petersburg, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
540 Lake Cook Road
Deerfield, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI


















Page 30 = BLANK
Do NOT strip-in this type
















Page 31 = BLANK
Do NOT strip-in this type
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
 Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Marvin L. Mann*
Edward H. Malone*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Co.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FIDELITY'S MUNICIPAL BOND FUNDS
Aggressive Municipal
California Municipal Income
California Insured Municipal Income
High Yield Tax-Free
Insured Municipal Income
Limited Term Municipal Income
Massachusetts Municipal Income
Michigan Municipal Income
Minnesota Municipal Income
Municipal Bond
New York Municipal Income
New York Insured Municipal Income
Ohio Municipal Income
SpartanAggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
Spartan California Intermediate Municipal
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate Municipal
Spartan New York Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate Municipal
Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE